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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4676

Harbor Funds

(Exact name of registrant as specified in charter)

One SeaGate

Toledo, Ohio 43604-1572
(Address of principal executive offices) (Zip code)

David G. Van Hooser HARBOR FUNDS One SeaGate Toledo, Ohio 43604-1572	With a copy to: Christopher P. Harvey, Esq. Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code: (419) 249-2900

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1 — REPORTS TO STOCKHOLDERS
The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):
Harbor Fund’s 2006 Annual Report included.

ANNUAL REPORT

October 31, 2006

Harbor Funds

DOMESTIC EQUITY

INTERNATIONAL EQUITY

FIXED INCOME

Harbor Funds
ANNUAL REPORT OVERVIEW

Harbor Funds completed its most recent fiscal year ended October 31, 2006. The total return for each of the 15 portfolios is shown below. The performance figures for each of the Harbor Funds assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of shares of the Funds. The unmanaged indices do not reflect fees and expenses and are not available for direct investment. From time to time, the Funds’ adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing voluntary waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.
Investors should consider a Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a current Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

	Total Return
	Year Ended
	October 31, 2006

	Institutional		Retirement		Investor
	Class		Class		Class

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	5.35%		5.08%		4.94%
Harbor Mid Cap Growth Fund	16.30		15.99		15.77
Harbor Small Cap Growth Fund	14.17		13.93		13.77
Harbor Small Company Growth Fund	1.80	[a]	1.60	[a]	1.50 [a]
Harbor Large Cap Value Fund	14.23		13.93		13.73
Harbor Mid Cap Value Fund	15.43		15.17		15.00
Harbor Small Cap Value Fund	10.72		10.48		10.28
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	32.46%		32.16%		31.94%
Harbor International Growth Fund	29.71		29.40		29.29
Harbor Global Value Fund	8.30	[b]	8.30	[b]	8.20 [b]
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	8.56%		8.22%		8.15%
Harbor Bond Fund	5.10		4.76		N/A
Harbor Real Return Fund	1.77	[c]	1.56	[c]	N/A
Harbor Short Duration Fund	4.82		4.59		N/A
Harbor Money Market Fund	4.60		4.34		N/A

Total Return
Year Ended
October 31, 2006
COMMONLY USED MARKET INDICES
Standard & Poor’s 500 (S&P 500); large cap, domestic equity	16.34%
Dow Jones Wilshire 5000; entire U.S. stock market	16.54
Russell 1000® Growth; large cap, domestic equity	10.84
Russell Midcap® Growth; domestic equity	14.51
Russell 2000® Growth; small cap, domestic equity	17.07
Russell 1000® Value; large cap, domestic equity	21.46
Russell Midcap® Value; domestic equity	20.51
Russell 2000® Value; small cap, domestic equity	22.90
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE®); international equity	27.52
Morgan Stanley Capital International Europe, Australasia, and Far East Growth (MSCI EAFE® Growth); international equity	24.04
Morgan Stanley Capital International World (MSCI World); global equity	21.32
Merrill Lynch High-Yield Master II; domestic high-yield bonds	10.34
Lehman Brothers Aggregate (LB AGG); domestic bonds	5.19
Lehman Brothers U.S. TIPS (LB U.S. TIPS); domestic bonds	2.98
Citigroup 1 YR Treasury; domestic bonds	4.22
Merrill Lynch 1 to 3 YR Treasury; domestic bonds	4.15
Merrill Lynch 3-Month U.S. T-Bill; domestic short-term	4.62

Harbor Funds
ANNUAL REPORT OVERVIEW—Continued

	HARBOR FUNDS EXPENSE RATIOS[2]								Morningstar
									Average[3]
	2002		2003		2004	2005	2006		(Unaudited)

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund
Institutional Class	0.69%		0.71%		0.67%	0.68%	0.67%		1.03%
Retirement Class[1]	N/A		0.94		0.92	0.92	0.92		1.11
Investor Class[1]	N/A		1.13		1.10	1.10	1.07		1.11
Harbor Mid Cap Growth Fund
Institutional Class	1.20%		1.20%		0.98%	0.95%	0.94%		1.17%
Retirement Class[1]	N/A		1.40		1.23	1.18	1.18		1.29
Investor Class[1]	N/A		1.40		1.38	1.38	1.32		1.29
Harbor Small Cap Growth Fund
Institutional Class	0.95%		0.93%		0.83%	0.84%	0.82%		1.32%
Retirement Class[1]	N/A		1.16		1.08	1.09	1.07		1.53
Investor Class[1]	N/A		1.36		1.25	1.27	1.22		1.53
Harbor Small Company Growth Fund
Institutional Class	N/A		N/A		N/A	N/A	0.92	% [a]	1.32%
Retirement Class	N/A		N/A		N/A	N/A	1.18	[a]	1.53
Investor Class	N/A		N/A		N/A	N/A	1.31	[a]	1.53
Harbor Large Cap Value Fund
Institutional Class	0.77%		0.77%		0.68%	0.70%	0.68%		0.94%
Retirement Class[1]	N/A		0.93		0.92	0.95	0.93		1.01
Investor Class[1]	N/A		1.17		1.10	1.10	1.08		1.01
Harbor Mid Cap Value Fund
Institutional Class	1.20	% [d,f]	1.20%		1.02%	0.95%	0.95%		1.12%
Retirement Class[1]	N/A		—	[g]	— [g]	1.18	1.18		1.21
Investor Class[1]	N/A		1.39		1.39	1.38	1.32		1.21
Harbor Small Cap Value Fund
Institutional Class	1.20	% [e,f]	0.94%		0.84%	0.83%	0.83%		1.20%
Retirement Class[1]	N/A		1.18		0.93	1.08	1.08		1.37
Investor Class[1]	N/A		1.29		1.25	1.26	1.23		1.37
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund
Institutional Class	0.87%		0.89%		0.86%	0.87%	0.85%		1.19%
Retirement Class[1]	N/A		1.14		1.11	1.12	1.10		1.21
Investor Class[1]	N/A		1.31		1.29	1.30	1.24		1.21
Harbor International Growth Fund
Institutional Class	0.95%		0.98%		0.93%	1.00%	0.98%		1.25%
Retirement Class[1]	N/A		—	[g]	1.19	1.24	1.23		1.34
Investor Class[1]	N/A		1.40		1.39	1.39	1.37		1.34
Harbor Global Value Fund
Institutional Class	N/A		N/A		N/A	N/A	1.00	% [b]	1.28%
Retirement Class	N/A		N/A		N/A	N/A	1.25	[b]	1.37
Investor Class	N/A		N/A		N/A	N/A	1.38	[b]	1.37
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund
Institutional Class	N/A		0.93	% [f,h]	0.85%	0.82%	0.81%		0.80%
Retirement Class	N/A		1.08	[f,h]	1.01	— [g]	1.05		0.88
Investor Class	N/A		1.29	[f,h]	1.27	1.25	1.21		0.88
Harbor Bond Fund
Institutional Class	0.58%		0.58%		0.57%	0.58%	0.58%		0.66%
Retirement Class[1]	N/A		0.83		0.81	0.83	0.83		0.72
Harbor Real Return Fund
Institutional Class	N/A		N/A		N/A	N/A	0.57	% [c]	0.51%
Retirement Class	N/A		N/A		N/A	N/A	0.82	[c]	0.57
Harbor Short Duration Fund
Institutional Class	0.31%		0.36%		0.31%	0.39%	0.39%		0.60%
Retirement Class[1]	N/A		0.59		0.55	0.64	0.64		0.69
Harbor Money Market Fund
Institutional Class	0.36%		0.36%		0.29%	0.35%	0.32%		N/A
Retirement Class[1]	N/A		—	[g]	0.53	0.60	0.57		N/A

1	Commenced operations on November 1, 2002.
2	Harbor Funds expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (See Financial Highlights).
3	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the October 31, 2006 Morningstar Universe with the same investment style as the comparable Harbor Funds portfolio. Retirement and Investor Class comparisons include all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the October 31, 2006 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds portfolio.
a	For the period February 1, 2006 (inception) through October 31, 2006.
b	For the period August 7, 2006 (inception) through October 31, 2006.
c	For the period December 1, 2005 (inception) through October 31, 2006.
d	For the period March 1, 2002 (inception) through October 31, 2002.
e	For the period December 14, 2001 (inception) through October 31, 2002.
f	Annualized.
g	Assets in this class were too small to incur any expense for the period.
h	For the period December 1, 2002 (inception) through October 31, 2003.

Letter from the Chairman

David G. Van Hooser
Chairman

Dear Fellow Shareholder:
      Major equity markets around the world had good returns in fiscal 2006. For U.S. investors, weakness in the dollar enhanced returns of major foreign markets expressed in U.S. dollars. This was the fourth fiscal year in a row in which most major equity markets around the world had solid returns.
     The strong performance of many equity markets came against a backdrop of favorable economic conditions in the U.S. and most major countries around the world. Moderate economic growth, inflation seemingly under control, and strong improvements in corporate earnings all contributed to a favorable environment for equities. Equity markets did not respond in a straight line to the favorable conditions. Instead, they had good returns in the first half of the fiscal year, followed by a retreat in May from the early gains and then several months of sideways performance as equity markets interpreted certain economic reports as suggesting that the U.S. economy may be growing too rapidly. A slowing U.S. housing market, the Federal Reserve’s decision to pause following 17 interest rate increases, and a moderation in the price of oil contributed to investors becoming more comfortable with the pace of economic growth, resulting in a rapid acceleration of stock market returns in the last few months of fiscal 2006.
      The strength in equity markets since 2002 has been characterized by several trends that continued in fiscal 2006: value-oriented stocks generally outperformed growth stocks, small and mid cap stocks did better than large cap stocks, and foreign equity markets outpaced U.S. equities.
      The Fed pause that began in August and the indications that the U.S. economy was not growing too rapidly also gave a boost to fixed income markets. Fixed income markets had modest returns for the fiscal year with most of that return coming in the last three months of the fiscal year.
      Returns of various market sectors for fiscal 2006 are shown in the table below.

	RETURNS FOR THE PERIOD ENDED
	OCTOBER 31, 2006

				30 Years
		Average Annual		1976-2005
				Annual Rates as of
Index	1 Year	5 Years	10 Years	December 31, 2005

Dow Jones Wilshire 5000 (entire U.S. stock market)	16.54%	8.86%	8.85%	13.03%
S&P 500 (large cap stocks)	16.34	7.26	8.64	12.72
Russell Midcap® (mid cap stocks)	17.41	14.80	12.29	N/A
Russell 2000® (small cap stocks)	19.98	13.76	9.84	N/A
Russell 3000® Growth (growth stocks of the largest 3000 U.S. stocks)	11.39	4.48	5.65	N/A
Russell 3000® Value (value stocks of the largest 3000 U.S. stocks)	21.58	12.08	11.29	N/A
MSCI EAFE® (foreign stocks)	27.52	14.56	7.34	12.07
MSCI World (global stocks)	21.32	10.39	7.57	11.93
Merrill Lynch High-Yield Master II (high-yield bonds)	10.34	9.86	6.62	N/A
LB Aggregate (domestic bonds)	5.19	4.51	6.26	N/A
Merrill Lynch 3-Month U.S. T-Bill (proxy for money market returns)	4.62	2.32	3.80	N/A
Domestic Equity
      U.S. equity markets produced strong double-digit returns. Small capitalization stocks out-performed in both growth and value styles although large cap stocks gained ground over the second half of the fiscal year. Value stocks continued to outpace growth. All sectors of the Standard & Poor’s 500 Index had double-digit returns, led by telecommunications, materials, financials, and energy.
      Five of the six funds in Harbor’s domestic equity line-up that were in existence for the entire fiscal year had double-digit returns. The Harbor Mid Cap Growth Fund turned in the best absolute performance among Harbor’s domestic equity funds with a return of 16.30% (Institutional Class), beating its Russell Midcap® benchmark by 1.79 percentage points. The new Harbor Small Company Growth Fund outperformed its benchmark for the nine months from its inception on February 1, 2006. Comments from portfolio managers, performance data, and other information on the Harbor domestic equity funds begin on page 6.
International Equity
      Indices tracking international equities again outperformed U.S. equity indices, due in part to the weaker U.S. dollar. The MSCI EAFE® Index of non-U.S. stocks returned 27.52% in U.S. dollar terms, more than 10 percentage points ahead of the Dow Jones Wilshire 5000 Index, a proxy for the broad U.S. stock market. The weaker U.S. dollar was responsible for about half of the outperformance of the MSCI EAFE® Index. The strong performance by international stocks was broad based across economic sectors and geographic regions. Value-oriented international stocks outperformed growth.

      The Harbor International Fund and Harbor International Growth Fund both posted impressive results. Harbor International had a total return of 32.46% (Institutional Class), outpacing its benchmark by more than four percentage points. Harbor International Growth had a total return of 29.71% (Institutional Class), beating its benchmark by more than five percentage points. The new Harbor Global Value Fund got off to a strong start, returning 8.30% from its inception on August 7, 2006, and outpacing its benchmark. Comments from portfolio managers, performance data, and other information on the Harbor international equity funds begin on page 66.
Fixed Income
      After a string of 17 consecutive increases in short term interest rates of a quarter of a percentage point each at Federal Open Market Committee meetings dating back to June 2004, the Federal Reserve held its target rate at meetings in August, September, and October. The target rate of 5.25% as of October 31, 2006, was up from 3.75% at the end of the prior fiscal year. The yield of the benchmark 10-year Treasury Note ended the fiscal year at 4.61%, compared with 4.56% a year earlier.
      The broad market for taxable investment-grade U.S. bonds, as measured by the Lehman Brothers Aggregate Index, returned 5.19%, while 3-month Treasury Bills, a proxy for money market performance, returned 4.62%. High-yield issues were among the stronger segments of the bond market, as investors continued to show a willingness to accept the greater risk of lower credit quality bonds in return for higher yields.
      The Harbor High-Yield Bond Fund’s return of 8.56% (Institutional Class) was the highest of any Harbor fixed income fund for fiscal 2006. The Harbor Bond Fund returned 5.10%, lagging the Lehman Brothers Aggregate Index by 9 basis points but continuing to outperform its benchmark for the longer term five-year and 10-year periods. The annualized yield of the Harbor Money Market Fund (Institutional Class) rose to 5.19% as of October 31, 2006, an increase of 157 basis points from its 3.62% annualized yield at the end of the prior fiscal year. Comments from portfolio managers, performance data, and other information on the Harbor fixed income funds begin on page 92.
New Funds
      Harbor Funds added three new funds during the 2006 fiscal year, bringing the Harbor lineup to 15 funds. Harbor Funds adds new funds only when we identify portfolio managers that we believe can outperform their benchmarks over the long term. The newest fund addition is the Harbor Global Value Fund, which began on August 7, 2006. It is managed by Pzena Investment Management, LLC, a classic value-style investment manager. The Harbor Small Company Growth Fund, which began on February 1, 2006, is managed by NorthPointe Capital®, LLC, an experienced team of investment managers who focus exclusively on U.S. equity markets. The Harbor Real Return Fund, which began operations on December 1, 2005, is managed by Pacific Investment Management Company LLC (PIMCO), one of the world’s leading fixed-income fund-management companies and manager of the Harbor Bond Fund since its inception in 1987.
Investment Strategies
      Investors frequently use the time around the end of a calendar year to evaluate and rebalance their portfolios. This is a useful review. The long-term returns for various asset classes shown in the table near the beginning of this letter can be helpful in such a review.
      As noted previously, most major asset classes had good returns in fiscal 2006. Yet no investor can predict with certainty how a particular asset class or market will perform in the short term. Instead, a thoughtful asset allocation of stocks, bonds, and cash, with risk and return characteristics consistent with your investment objectives, can be helpful in achieving your financial goals over the long term. Any asset class can outperform or underperform in a given year. The same is true for even the most skilled portfolio manager. An asset allocation consistent with your financial objectives and an emphasis on performance over the long term are key factors in investment success over time.
Milestone
      On November 19, 2006, Harbor Funds marked its 20th anniversary. From a single domestic stock fund two decades ago, Harbor has grown into a family of 15 funds serving more than 200,000 direct shareholders and an estimated several hundred thousand shareholders that invest in Harbor Funds through financial intermediaries. We have seen many changes over the past 20 years and we will see many changes in the years ahead, but the commitment by everyone at Harbor—our trustees, officers, and employees—to act in the best interests of Harbor Funds’ shareholders has not, and will not, change.
      Thank you for your investment in Harbor Funds.
December 14, 2006

David G. Van Hooser
Chairman

Harbor Domestic Equity Funds
Harbor Capital Appreciation Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
Spiros Segalas
Portfolio Manager (since 1990)
Jennison has subadvised the Fund since 1990.
INVESTMENT GOAL
Long-term growth of capital.
PRINCIPAL STYLE CHARACTERISTICS
Mid to large cap growth stocks with more volatility than the market.

TOP TEN HOLDINGS (% of net assets)

Google Inc. Cl. A	4.3%
Microsoft Corp.	3.1
Roche Holdings Ltd. Sponsored ADR	3.0
Gilead Sciences Inc.	2.9
Adobe Systems Inc.	2.8
Novartis AG ADR	2.7
UBS AG (SWS)	2.6
American International Group Inc.	2.5
Walt Disney Co.	2.5
PepsiCo Inc.	2.4
FUND CATEGORY
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
Higher oil and natural gas prices in the closing months of calendar year 2005 reflected lingering economic fallout from Hurricanes Katrina and Rita. The economy rebounded strongly in the first quarter of 2006, but higher commodity prices, inflation concerns, and rising interest rates led many investors to fear an economic slowdown. Between May and the end of the Fund’s fiscal year in October, perceptions about prospects for growth, inflation, and interest rates fluctuated, creating a challenging market environment.
After more than two years of raising the fed funds rate each time it met, the Federal Open Market Committee took no action in August, fostering debate between those pointing to signs of economic strength and inflation and those seeing early indications of deceleration. A marked decline in oil and natural gas prices lifted consumer confidence as the fiscal year drew to a close, allaying worries that consumer spending would wane. On the negative side, the housing and automotive sectors posted their weakest showings in many years, and U.S. economic growth in the third quarter of 2006 slowed further. Weaker trends in consumer activity did little to diminish the strength of corporate profits in the third quarter, but expectations for fourth-quarter profits were reduced.
Performance
The Harbor Capital Appreciation Fund advanced 5.35% (Institutional Class), 5.08% (Retirement Class), and 4.94% (Investor Class) in the 2006 fiscal year, underperforming the 10.84% gain by the Russell 1000® Growth Index. The Fund continued to outperform the benchmark over the longer term, including the five years and 10 years ended October 31, 2006.
Stock selection in the energy sector made the biggest contribution to positive relative performance. Schlumberger and Suncor Energy posted solid gains as the price of crude oil continued to climb through most of the fiscal year, reflecting a global supply/demand imbalance. Schlumberger consistently beat Wall Street estimates, spurred by its largest operating margin expansion in more than 20 years. Suncor became increasingly profitable and increased spending to ramp up production and replenish reserves.
An overweight position and stock selection in the financials sector also benefited the Fund’s relative performance, as Goldman Sachs, Merrill Lynch, and Charles Schwab advanced. Strong profit improvement at all three companies reflected the health of the financial markets. Goldman and Merrill benefited from trading and merger and acquisition activity, while Schwab continued to enjoy the fruits of its repositioned individual investor and institutional asset management services activities.
Despite strong performances by Google, Apple Computer, and Cisco Systems, stock selection and an overweight position had an overall detrimental effect on the Fund’s return in information technology. Google continued to report better-than-expected revenue and earnings growth. We believe its technological lead and dominant position in online web search has enabled the company to monetize its search activity much more effectively than its competitors. We expect that

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
MANAGER’S COMMENTARY—Continued

continued investment in capital and in research and development should lead to new streams of revenue through product innovation, new formats, and new technologies.
Apple has seen extraordinary growth, driven by the strength of iPod sales, which have created a “halo effect” for Macintosh computer sales. The company has been introducing new products at a rapid pace and appears to be solidifying its dominant position in the downloadable music market.
Shares of Cisco Systems surged on strong revenue and earnings growth. The company, the world’s No. 1 maker of routers and switches that direct Internet traffic and facilitate the operation of computer networks, appears to be gaining share across all of its markets, especially high-end routing. We believe Cisco has demonstrated its ability to deliver solid results in a difficult environment, and we expect it to continue to benefit as networks upgrade to handle next-generation services.
Several information technology holdings detracted from Fund performance. Broadcom, which makes computer chips for consumer devices, was hit hard by general growth outlook concerns and restricted stock options issues. We believe the excess chip inventory is temporary and expect long-term sales growth of 25% over the next three years, driven by the company’s powerful products and excellent penetration in some of the fastest-growing semiconductor end uses—broadband communication, mobile, and networking markets.
Internet giant Yahoo tumbled after delaying the launch of its new advertising technology until the fourth quarter of this year. The stock slid further in mid September, after the company warned of slower advertising demand in some industries. eBay suffered from signs that its core online auction market was facing increased competition from search engines and other vehicles. In addition, the PayPal business faces serious competition, and concerns have arisen about the impact on core profitability of eBay Express. We have eliminated positions in both Yahoo and eBay.
Stock selection and an overweight position detracted materially from Fund performance in the health care sector as well, where UnitedHealth Group and St. Jude Medical declined meaningfully. UnitedHealth was one of the first companies to be tainted by the back-dated options scandal, but the growing prevalence of this issue may now buffer it from serious damage going forward. The outlook for HMOs remains strong from a fundamental basis, in our opinion. St. Jude Medical was hurt by disruption of the U.S. ICD (implantable cardioverter defibrillator) market caused by last year’s Guidant recalls. We believe the industry can rebound to low double-digit growth in 2007.
Outlook and Strategy
Readings on U.S. economic activity suggest the end of the current cycle of rising short-term rates. Assuming that the Fed is done raising rates this cycle, we believe that pressure on price/earnings multiples should ease and overall valuation levels should rise. Barring evidence of an unexpectedly sharp deceleration in corporate profits growth, equity prices appear poised to build on their third-quarter gains. Modestly decelerating overall corporate profits growth should lead to better performance for companies that can weather this moderation in stride. Such an environment has historically augured well for growth stocks, as their profit growth is demonstrably better than average under these circumstances.
Our portfolio of stocks appears set to deliver approximately 20% EPS growth on a weighted-average basis for calendar year 2006 while offering the prospect of gains in the mid to high teens in calendar year 2007. In our opinion, absolute growth rates at these levels offer the promise of significantly better earnings growth than what we would expect from the Russell 1000® Growth Index.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
FUND SUMMARY—October 31, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 012
Cusip: 411511504
Ticker: HACAX
Inception Date: 12-29-1987
RETIREMENT CLASS
Fund #: 212
Cusip: 411511827
Ticker: HRCAX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 412
Cusip: 411511819
Ticker: HCAIX
Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	59	681
Total Net Assets (000s)	$8,653,423	N/A
Weighted Average Market Cap ($MM)	$77,779	$69,543
Adjusted Price/Earnings Ratio (P/E)	29.5x	25.5x
Price/Book Ratio (P/B)	5.6x	5.1x
Beta vs Russell 1000® Growth Index	1.0x	1.0x
Portfolio Turnover Rate (Year Ended 10-31-2006)	71%	N/A
SECTOR ALLOCATION (% of investments)
PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 11-01-1996 through 10-31-2006

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

TOTAL RETURNS
For the periods ended 10-31-2006

		Average Annual
				Final Value
	1	5	10	of a $10,000
	Year	Years	Years	Investment

Harbor Capital Appreciation Fund

Institutional Class	5.35%	4.54%	7.80%	$21,191
Retirement Class	5.08	4.34	7.56	20,723
Investor Class	4.94	4.10	7.34	20,307

Comparative Indices

Russell 1000® Growth	10.84%	4.07%	5.76%	$17,501
S&P 500	16.34	7.26	8.64	22,903

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.67%
Total Net Assets (000s):
  $7,882,712
RETIREMENT CLASS
Expense Ratio: 0.92%
Total Net Assets (000s):
  $207,852
INVESTOR CLASS
Expense Ratio: 1.07%
Total Net Assets (000s):
  $562,859

FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2006 through October 31, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2006)	(October 31, 2006)	Period*

Institutional Class
Actual	$1,000.00	$989.99	$3.36
Hypothetical (5% return)	1,000.00	1,021.83	3.41

Retirement Class
Actual	$1,000.00	$988.73	$4.61
Hypothetical (5% return)	1,000.00	1,020.57	4.69

Investor Class
Actual	$1,000.00	$988.07	$5.36
Hypothetical (5% return)	1,000.00	1,019.82	5.45

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS—October 31, 2006

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 1.7%)

Communications Equipment	9.6
Pharmaceuticals	9.4
Software	8.7
Capital Markets	7.1
Biotechnology	6.3
Health Care Providers & Services	4.8
Internet Software & Services	4.3
Multiline Retail	4.1
Aerospace & Defense	3.9
Media	3.6
Textiles, Apparel & Luxury Goods	3.6
Health Care Equipment & Supplies	3.4
Hotels, Restaurants & Leisure	3.0
Semiconductors & Semiconductor Equipment	2.6
Insurance	2.5
Beverages	2.4
Computers & Peripherals	2.3
Food & Staples Retailing	2.1
Industrial Conglomerates	2.1
Oil, Gas & Consumable Fuels	2.1
Diversified Financial Services	1.8
Household Products	1.8
Consumer Finance	1.5
Specialty Retail	1.5
Wireless Telecommunication Services	1.4
Energy Equipment & Services	1.1
Electronic Equipment & Instruments	0.9
Chemicals	0.4

COMMON STOCKS—98.3%
		Value
Shares		(000s)

AEROSPACE & DEFENSE—3.9%
2,141,500	Boeing Co.	$171,020
2,599,500	United Technologies Corp.	170,839

		341,859

BEVERAGES—2.4%
3,295,800	PepsiCo Inc.	209,086

BIOTECHNOLOGY—6.3%
1,265,400	Amgen Inc.*	96,056
2,350,900	Genentech Inc.[1]*	195,830
3,700,400	Gilead Sciences Inc.*	254,958

		546,844

CAPITAL MARKETS—7.1%
8,215,000	Charles Schwab Corp.[1]	149,677
716,000	Goldman Sachs Group Inc.	135,890
1,239,100	Merrill Lynch & Co. Inc.	108,322
3,688,400	UBS AG (SWS)[1]	220,714

		614,603

CHEMICALS—0.4%
850,600	Monsanto Co.	37,614

COMMUNICATIONS EQUIPMENT—9.6%
7,716,500	Cisco Systems Inc.*	186,199
5,073,700	Corning Inc.*	103,656
7,646,300	Motorola Inc.	176,324
1,720,900	Nokia Corp. Sponsored ADR[2]	34,212
5,573,600	QUALCOMM Inc.	202,823
1,121,400	Research In Motion Ltd. (CAN)*	131,742

		834,956

COMPUTERS & PERIPHERALS—2.3%
2,498,300	Apple Computer Inc.*	202,562

CONSUMER FINANCE—1.5%
2,306,700	American Express Co.	133,350

DIVERSIFIED FINANCIAL SERVICES—1.8%
338,600	IntercontinentalExchange Inc.[1]*	28,585
1,738,000	NYSE Group Inc.[1]*	128,595

		157,180

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.9%
2,105,000	Agilent Technologies Inc.[1]*	74,938

ENERGY EQUIPMENT & SERVICES—1.1%
1,451,200	Schlumberger Ltd.[1]	91,542

FOOD & STAPLES RETAILING—2.1%
2,844,200	Whole Foods Market Inc.[1]	181,574

HEALTH CARE EQUIPMENT & SUPPLIES—3.4%
1,700,400	Alcon Inc.	180,378
3,385,300	St. Jude Medical Inc.[1]*	116,285

		296,663

HEALTH CARE PROVIDERS & SERVICES—4.8%
2,196,800	Caremark Rx Inc.	108,148
2,443,000	UnitedHealth Group Inc.	119,170
2,495,000	WellPoint Inc.*	190,418

		417,736

HOTELS, RESTAURANTS & LEISURE—3.0%
3,286,700	Marriott International Inc. Cl. A	137,285
3,204,100	Starbucks Corp.[1]*	120,955

		258,240

HOUSEHOLD PRODUCTS—1.8%
2,494,977	Procter & Gamble Co.	158,157

INDUSTRIAL CONGLOMERATES—2.1%
5,129,000	General Electric Co.	180,079

INSURANCE—2.5%
3,241,600	American International Group Inc.[1]	217,738

INTERNET SOFTWARE & SERVICES—4.3%
779,700	Google Inc. Cl. A*	371,441

MEDIA—3.6%
4,446,500	News Corp. Cl. A	92,709
6,940,200	Walt Disney Co.	218,339

		311,048

DOMESTIC EQUITY

Harbor Capital Appreciation Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

MULTILINE RETAIL—4.1%
4,541,200	Federated Department Stores Inc.	$199,404
2,612,600	Target Corp.	154,614

		354,018

OIL, GAS & CONSUMABLE FUELS—2.1%
1,925,900	Occidental Petroleum Corp.	90,402
1,156,700	Suncor Energy Inc. (CAN)	88,661

		179,063

PHARMACEUTICALS—9.4%
2,764,200	Abbott Laboratories	131,327
3,904,200	Novartis AG ADR[1,2]	237,102
2,966,800	Roche Holdings Ltd. Sponsored ADR[2]	259,627
994,100	Sanofi-Aventis (FR)	84,500
2,004,300	Wyeth[1]	102,279

		814,835

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.6%
3,230,450	Broadcom Corp. Cl. A*	97,786
6,903,600	Marvell Technology Group Ltd.*	126,198

		223,984

SOFTWARE—8.7%
6,365,500	Adobe Systems Inc.[1]*	243,480
2,485,700	Electronic Arts Inc.*	131,469
9,279,100	Microsoft Corp.	266,403
2,160,400	SAP AG Sponsored ADR[1,2]	107,242

		748,594

SPECIALTY RETAIL—1.5%
2,294,500	Lowe’s Cos. Inc.[1]	69,156
1,707,100	Williams-Sonoma Inc.[1]	58,059

		127,215

TEXTILES, APPAREL & LUXURY GOODS—3.6%
4,354,300	Coach Inc.*	172,604
1,471,300	Nike Inc. Cl. B	135,183

		307,787

WIRELESS TELECOMMUNICATION SERVICES—1.4%
1,819,600	NII Holdings Inc. Cl. B1*	118,329

TOTAL COMMON STOCKS (Cost $6,984,107)		8,511,035

SHORT-TERM INVESTMENTS—4.2%
Principal
Amount
(000s)

COMMERCIAL PAPER
American Express Credit Corp. Yrs. 1&2
$57,957	5.150%—11/01/2006	57,957

Shares

SECURITIES LENDING COLLATERAL
	State Street Navigator Securities Lending
302,434,477	Prime Portfolio (1-day yield of 5.260%)	302,434

TOTAL SHORT-TERM INVESTMENTS (Cost $360,391)		360,391

TOTAL INVESTMENTS—102.5% (Cost $7,344,498)		8,871,426

CASH AND OTHER ASSETS, LESS LIABILITIES—(2.5)%		(218,003)

TOTAL NET ASSETS—100.0%		$8,653,423

1	A portion or all of this security was out on loan at October 31, 2006.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*	Non-income producing security.
(CAN) Canada.
(FR)  France.
(SWS) Switzerland.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Wellington Management Company, LLP
75 State Street
Boston, MA 02109
Michael T. Carmen, CFA
Portfolio Manager (since 2005)
Mario E. Abularach, CFA
Equity Research Analyst (since 2006)
Wellington Management
has subadvised the Fund since
September 20, 2005.
INVESTMENT GOAL
Long-term growth of capital.
PRINCIPAL STYLE CHARACTERISTICS
Mid cap companies with significant capital appreciation potential.

TOP TEN HOLDINGS (% of net assets)

Network Appliance Inc.	2.8%
Activision Inc.	2.1
VeriFone Holdings Inc.	1.9
Jarden Corp.	1.7
Equifax Inc.	1.6
Kohl’s Corp.	1.6
Foster Wheeler Ltd.	1.5
NASDAQ Stock Market Inc.	1.5
Nuveen Investments Inc. Cl. A	1.5
Shionogi & Co. Ltd. (JP)	1.5
FUND CATEGORY
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
Over the year ended October 31, 2006, U.S. equity markets posted strong returns despite rising energy prices and interest rate tightening by the Federal Reserve. The Standard & Poor’s 500 Index rose 16.3%. The top performing sectors within the broad market, represented by the S&P 500, were telecommunications (+32.6%), materials (+24.7%), financials (+19.7%), and energy (+19.4%). Mid cap stocks (+13.4%) lagged small cap stocks (+16.1%) and large cap stocks (+16.3%), as measured by the S&P indices.
Performance
For the 2006 fiscal year, the Harbor Mid Cap Growth Fund generated returns of 16.30% (Institutional Class), 15.99% (Retirement Class), and 15.77% (Investor Class), outperforming its benchmark, the Russell Midcap® Growth Index, which returned 14.51%. Results were driven by strong stock selection across a number of sectors, most notably information technology, health care, and materials.
In the technology sector our top contributor was CSR plc. The London-based company delivered strong revenue and profit results with the widespread adaptation of its Bluetooth communication chips. Polycom, the largest supplier of collaborative voice and video communications equipment, benefited from market adoption of Internet protocol (IP) based networks. Offshore IT service provider Cognizant Technology Solutions showed accelerating revenue growth as the company broadened its customer base. Q-Cells AG likewise boosted results as both high energy prices and environmental concerns improved the economic viability of its photovoltaic cells.
Among health care concerns, our biotechnology and pharmaceutical holdings delivered robust performance. Shionogi was the largest contributor to performance in the health care sector, with revenue growth driven by royalties from its statin drug, Crestor. Other holdings that helped results included Vertex Pharmaceuticals, Amylin Pharmaceuticals, and Cephalon.
Materials sector holdings that benefited from strength in commodities included Gold Fields Limited and Potash Corporation of Saskatchewan. Teck Cominco Ltd. likewise fared well on strong zinc and copper fundamentals.
Elsewhere in the portfolio, individual stock contributors included Melco International, which is benefiting from ongoing development in Macau gaming and entertainment. Wireless communications infrastructure provider American Tower Corp. outperformed as data-rich applications boosted demand for its services. Holdings in family-oriented department store retailer Kohl’s also fared well as the company executed decisively on a turnaround plan. Uranium producer Cameco moved higher in concert with higher uranium prices and favorable supply contract renewals.

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
MANAGER’S COMMENTARY—Continued

The principal headwind to performance was adverse stock selection in industrials. The largest detractors in this group were Energy Conversion Devices, Joy Global, and Fluor. Energy Conversion Devices pulled back in sympathy with other renewable energy names, despite healthy fundamentals. Joy Global, the leading mining equipment manufacturer, sold off as U.S. coal prices corrected sharply; the market is concerned that orders from U.S. coal companies will not grow at as high a rate as the prior year. Shares of Fluor, a global engineering and construction company, were impacted by declining energy prices, as investors feared the effects of possible delays in energy-related projects and the winding down of FEMA projects.
Sector weightings also detracted from performance relative to the benchmark. Most noteworthy in this respect was an underweighted exposure to materials stocks, which significantly outperformed, while overweighting information technology names.
On an individual stock basis, our weakest performer during the past year was semiconductor manufacturer Cree Inc. The stock fell after management issued a profit warning reflecting weak LED (light-emitting diode) sales, unfavorable shifts in product mix, and margin erosion from production problems. We sold our position as we think a turnaround is unlikely with aggressive Asian competition driving steep price declines for LEDs. Our satellite radio holdings—Sirius Satellite and XM Satellite Radio—also disappointed and were eliminated from the Fund.
Outlook and Strategy
Our investment philosophy is based on four key underlying premises. First, we believe that changes in earnings expectations drive security prices. Second, we believe that tangible operating momentum precedes earnings momentum. Third, quality management will provide us with an opportunity to identify companies that will achieve operating excellence. Finally, we believe that our valuation discipline helps control portfolio risk. We like to say that we are “growth managers with a value conscience.”
Based on this investment philosophy, we utilize bottom-up fundamental analysis in the context of an opportunistic approach to investing. We consider a very broad universe of available stocks within the mid cap market, typically focusing on companies with expected earnings growth of 15% or higher. To narrow the universe of available companies, we rely on intensive bottom-up fundamental proprietary research.
The Fund is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. As of the end of October, our largest overweighted exposure was to the information technology sector, followed by health care and industrials. Our largest positions in technology included Network Appliance, VeriFone, and Adobe Systems. Shionogi, the Japanese pharmaceutical company, remains our largest position in health care. We continue to maintain underweighted positions in energy and consumer staples. The consumer discretionary sector is now underweight in the portfolio after having been an overweighted position since September 2005.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Since the Fund may also hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
FUND SUMMARY—October 31, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 019
Cusip: 411511876
Ticker: HAMGX
Inception Date: 11-01-2000
RETIREMENT CLASS
Fund #: 219
Cusip: 411511793
Ticker: HRMGX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 419
Cusip: 411511785
Ticker: HIMGX
Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	96	536
Total Net Assets (000s)	$163,817	N/A
Weighted Average Market Cap ($MM)	$6,093	$8,067
Adjusted Price/Earnings Ratio (P/E)	18.9x	18.2x
Price/Book Ratio (P/B)	4.3x	4.1x
Beta vs Russell MidCap® Growth Index	1.1	1.0
Portfolio Turnover Rate (Year Ended 10-31-2006)	131%	N/A
SECTOR ALLOCATION (% of investments)
PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 11-01-2000 through 10-31-2006

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

TOTAL RETURNS
For the periods ended 10-31-2006

		Average Annual
				Final Value
	1	5	Life of	of a $10,000
	Year	Years	Fund	Investment

Harbor Mid Cap Growth Fund

Institutional Class	16.30%	8.55%	-2.67%	$8,501
Retirement Class	15.99	8.45	-2.78	8,445
Investor Class	15.77	8.32	-2.88	8,394

Comparative Index

Russell Midcap® Growth	14.51%	10.62%	-0.89%	$9,480

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.94%
Total Net Assets (000s):
  $110,633
RETIREMENT CLASS
Expense Ratio: 1.18%
Total Net Assets (000s):
  $46,402
INVESTOR CLASS
Expense Ratio: 1.32%
Total Net Assets (000s):
  $6,782

FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2006 through October 31, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2006)	(October 31, 2006)	Period*

Institutional Class
Actual	$1,000.00	$974.33	$4.68
Hypothetical (5% return)	1,000.00	1,020.47	4.79

Retirement Class
Actual	$1,000.00	$973.01	$5.87
Hypothetical (5% return)	1,000.00	1,019.26	6.01

Investor Class
Actual	$1,000.00	$971.58	$6.56
Hypothetical (5% return)	1,000.00	1,018.56	6.72

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
PORTFOLIO OF INVESTMENTS—October 31, 2006

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 5.5%)

Software	8.4
Commercial Services & Supplies	6.9
IT Services	5.7
Biotechnology	5.4
Capital Markets	5.1
Pharmaceuticals	4.8
Media	4.3
Specialty Retail	3.9
Health Care Equipment & Supplies	3.4
Wireless Telecommunication Services	3.1
Computers & Peripherals	2.8
Household Durables	2.8
Semiconductors & Semiconductor Equipment	2.7
Construction & Engineering	2.6
Oil, Gas & Consumable Fuels	2.2
Electrical Equipment	2.1
Electronic Equipment & Instruments	2.1
Machinery	2.1
Aerospace & Defense	2.0
Life Sciences Tools & Services	1.8
Multiline Retail	1.6
Personal Products	1.6
Diversified Financial Services	1.5
Textiles, Apparel & Luxury Goods	1.5
Communications Equipment	1.4
Containers & Packaging	1.2
Diversified Telecommunication Services	1.2
Health Care Technology	1.2
Airlines	1.1
Chemicals	1.1
Internet Software & Services	1.1
Metals & Mining	1.1
Hotels, Restaurants & Leisure	1.0
Insurance	1.0
Marine	0.8
Auto Components	0.7
Energy Equipment & Services	0.7
Leisure Equipment & Products	0.5

COMMON STOCKS—94.5%
		Value
Shares		(000s)

AEROSPACE & DEFENSE—2.0%
30,700	Alliant Techsystems Inc.[1]*	$2,370
14,100	Rockwell Collins Inc.[1]	819

		3,189

AIRLINES—1.1%
57,900	Gol Linhas Aereas Inteligentes SA ADR[1,2]	1,804

AUTO COMPONENTS—0.7%
50,400	LKQ Corp.[1]*	1,166

BIOTECHNOLOGY—5.4%
45,100	Alkermes Inc.[1]*	758
41,500	Amylin Pharmaceuticals Inc.[1]*	1,824
32,325	Cephalon Inc.[1]*	2,268
45,100	ICOS Corp.[1]*	1,431
91,800	Millennium Pharmaceuticals Inc.[1]*	1,074
24,800	Vertex Pharmaceuticals Inc.[1]*	1,007
26,000	ZymoGenetics Inc.[1]*	417

		8,779

CAPITAL MARKETS—5.1%
94,300	E*TRADE Financial Corp.[1]*	2,196
8,230	Julius Baer Holding Ltd.—Registered (SWS)	869
51,000	Nuveen Investments Inc. Cl. A1	2,514
25,800	State Street Corp.	1,657
40,600	Waddell & Reed Financial Inc. CL A	1,035

		8,271

CHEMICALS—1.1%
15,000	Potash Corporation of Saskatchewan Inc. (CAN)[1]	1,874

COMMERCIAL SERVICES & SUPPLIES—6.9%
23,000	American Reprographics Co.[1]*	817
12,500	Corporate Executive Board Co.	1,123
36,700	Covanta Holding Corp.[1]*	746
66,900	Equifax Inc.[1]	2,544
25,600	Manpower Inc.[1]	1,735
78,300	Resources Connection Inc.[1]*	2,266
30,100	Stericycle Inc.*	2,128

		11,359

COMMUNICATIONS EQUIPMENT—1.4%
63,400	Polycom Inc.*	1,737
39,300	Redback Networks Inc.[1]*	622

		2,359

COMPUTERS & PERIPHERALS—2.8%
126,600	Network Appliance Inc.[1]*	4,621

CONSTRUCTION & ENGINEERING—2.6%
23,800	Fluor Corp.[1]	1,866
54,700	Foster Wheeler Ltd.[1]*	2,459

		4,325

CONTAINERS & PACKAGING—1.2%
48,500	Ball Corp.	2,017

DIVERSIFIED FINANCIAL SERVICES—1.5%
68,800	NASDAQ Stock Market Inc.[1]*	2,458

DIVERSIFIED TELECOMMUNICATION SERVICES—1.2%
27,400	NeuStar Inc. Cl. A*	801
80,800	Tele Norte Leste Participacoes SA ADR[1]	1,169

		1,970

ELECTRICAL EQUIPMENT—2.1%
25,900	Roper Industries Inc.[1]	1,239
84,900	Suntech Power Holdings Co. Ltd. ADR[1,2]*	2,208

		3,447

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

ELECTRONIC EQUIPMENT & INSTRUMENTS—2.1%
5,232	Barco N.V. (BEL)	$430
454,500	Kingboard Chemical Holdings Ltd. (HK)*	1,622
45,400	Tektronix Inc.	1,379

		3,431

ENERGY EQUIPMENT & SERVICES—0.7%
39,100	Nabors Industries Ltd.[1]*	1,207

HEALTH CARE EQUIPMENT & SUPPLIES—3.4%
42,300	Dade Behring Holdings Inc.	1,541
41,500	Hologic Inc.[1]*	1,998
52,500	Kyphon Inc.[1]*	2,074

		5,613

HEALTH CARE TECHNOLOGY—1.2%
71,000	IMS Health Inc.[1]	1,977

HOTELS, RESTAURANTS & LEISURE—1.0%
33,800	Ctrip.com International, Ltd. ADR[1,2]	1,656

HOUSEHOLD DURABLES—2.8%
34,500	Garmin Ltd.[1]	1,842
77,200	Jarden Corp.[1]*	2,778

		4,620

INSURANCE—1.0%
39,800	National Financial Partners Corp.[1]	1,568

INTERNET SOFTWARE & SERVICES—1.1%
9,200	Baidu.com, Inc. Sponsored ADR[1]*	803
383,900	TENCENT Inc. (HK)	920

		1,723

IT SERVICES—5.7%
16,000	Cognizant Technology Solutions Corp. Cl. A1*	1,205
25,900	DST Systems Inc.[1]*	1,600
41,300	MoneyGram International Inc.[1]	1,413
96,200	The Western Union Co.[1]*	2,121
104,200	VeriFone Holdings Inc.[1]*	3,044

		9,383

LEISURE EQUIPMENT & PRODUCTS—0.5%
32,900	Marvel Entertainment Inc.[1]*	834

LIFE SCIENCES TOOLS & SERVICES—1.8%
23,400	Covance Inc.*	1,369
50,300	Pharmaceutical Product Development Inc.	1,592

		2,961

MACHINERY—2.1%
43,100	Joy Global Inc.	1,686
7,196	Vallourec SA	1,791

		3,477

MARINE—0.8%
35,400	Kirby Corp.*	1,240

MEDIA—4.3%
70,000	DreamWorks Animation SKG Cl. A1*	1,852
37,600	Focus Media Holding Ltd. ADR[1,2]*	1,989
523,300	Gemstar-TV Guide International Inc.[1]*	1,821
67,000	Live Nation Inc.*	1,424

		7,086

METALS & MINING—1.1%
24,800	Teck Cominco Ltd. Cl. B (CAN)	1,828

MULTILINE RETAIL—1.6%
36,500	Kohl’s Corp.[1]*	2,577

OIL, GAS & CONSUMABLE FUELS—2.2%
52,700	Cameco Corp. (CAN)	1,851
53,700	Chesapeake Energy Corp.[1]	1,742

		3,593

PERSONAL PRODUCTS—1.6%
30,700	Alberto-Culver Co.	1,560
29,900	Herbalife Ltd.[1]*	1,094

		2,654

PHARMACEUTICALS—4.8%
86,000	Elan Corp. plc ADR[1,2]*	1,245
39,600	Forest Laboratories Inc.[1]*	1,938
45,300	Medicis Pharmaceutical Corp. Cl. A1	1,588
124,000	Shionogi & Co. Ltd. (JP)	2,486
21,400	The Medicines Co.[1]*	556

		7,813

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.7%
42,100	Broadcom Corp. Cl. A*	1,274
24,700	Lam Research Corp.*	1,222
64,473	Soitec SA (FR)*	1,910

		4,406

SOFTWARE—8.4%
222,100	Activision Inc.[1]*	3,425
59,100	Adobe Systems Inc.[1]*	2,261
39,900	Amdocs Ltd.*	1,547
91,900	Cadence Design Systems Inc.*	1,641
43,700	Cognos Inc. (CAN)[1]*	1,594
76,900	Red Hat Inc.[1]*	1,260
27,900	Transaction Systems Architects Inc. Cl. A*	940
31,100	Verint Systems Inc.*	1,018

		13,686

SPECIALTY RETAIL—3.9%
35,400	Dick’s Sporting Goods Inc.[1]*	1,761
16,700	GameStop Corp. Cl. A1*	853
24,500	The Children’s Place Retail Stores Inc.[1]*	1,720
58,000	Tiffany & Co.[1]	2,072

		6,406

TEXTILES, APPAREL & LUXURY GOODS—1.5%
110,000	Fossil Inc.[1]*	2,402

WIRELESS TELECOMMUNICATION SERVICES—3.1%
54,600	American Tower Corp. Cl. A1*	1,967
38,200	Leap Wireless International Inc.[1]*	2,118
18,100	Millicom International Cellular SA (BEL)[1]*	903

		4,988

TOTAL COMMON STOCKS (Cost $141,580)		154,768

DOMESTIC EQUITY

Harbor Mid Cap Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—36.0%
Principal
Amount		Value
(000s)		(000s)

REPURCHASE AGREEMENTS
$12,069	Repurchase Agreement with Bank of America dated October 31, 2006 due November 1, 2006 at 5.260% collateralized by a U.S. Treasury Note (market value $12,097)	$12,069

Shares

SECURITIES LENDING COLLATERAL
	State Street Navigator Securities Lending
46,898,341	Prime Portfolio (1-day yield of 5.260%)	46,898

TOTAL SHORT-TERM INVESTMENTS (Cost $58,967)		58,967

TOTAL INVESTMENTS—130.5% (Cost $200,547)		213,735

CASH AND OTHER ASSETS, LESS LIABILITIES—(30.5)%		(49,918)

TOTAL NET ASSETS—100.0%		$163,817

1	A portion or all of this security was out on loan at October 31, 2006.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*	Non-income producing security.
(BEL) Belgium.
(CAN) Canada.
(FR)  France.
(HK)  Hong Kong.
(JP)  Japan.
(SWS) Switzerland.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

[THIS PAGE INTENTIONALLY LEFT BLANK]

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER
Westfield Capital Management
Company LLC
One Financial Center
24th Floor
Boston, MA 02111
William Muggia
Lead Portfolio Manager (since 2000)
Arthur Bauernfeind
Portfolio Manager (since 2000)
Ethan Meyers
Portfolio Manager (since 2000)
Scott Emerman
Portfolio Manager (since 2002)
Westfield has subadvised the Fund since its inception in 2000.
INVESTMENT GOAL
Long-term growth of capital.
PRINCIPAL STYLE CHARACTERISTICS
Small cap growth stocks demonstrating consistent or accelerating earnings growth.

TOP TEN HOLDINGS (% of net assets)

Nuance Communications Inc.	2.7%
Alexion Pharmaceuticals Inc.	2.6
Immucor Inc.	2.5
Laureate Education Inc.	2.5
Manor Care Inc.	2.5
Hanover Compressor Co.	2.2
MGI PHARMA Inc.	2.2
RBC Bearings Inc.	2.2
Tessera Technologies Inc.	2.2
Hexcel Corp.	2.1
FUND CATEGORY
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
The fiscal year ended October 31, 2006 was a good year to own small capitalization stocks. The Russell 2000® Index of small cap stocks rose 19.98%, outperforming both the Russell Midcap® Index (up 17.41%) and the Russell 1000® Index of large cap stocks (up 16.02%). From a style perspective, value-oriented stocks outperformed growth across all capitalization ranges.
The year was marked by rotation in leadership, as stocks in the energy and materials sectors yielded to consumer discretionary and information technology names. Moderating commodity costs, a new Federal Reserve chairman, the direction of the war in Iraq, and prospects for slowing economic growth clouded the investment horizon and contributed to the sector rotation.
Performance
The Harbor Small Cap Growth Fund returned 14.17% (Institutional Class), 13.93% (Retirement Class), and 13.77% (Investor Class) for the 12 months ended October 31, 2006. By comparison, the Fund’s benchmark, the Russell 2000® Growth Index, returned 17.07%. From a longer-term perspective, the Harbor Small Cap Growth Fund has outperformed the index for the five years ended October 31, 2006, and over the six-year span since the Fund’s inception on November 1, 2000.
Investments in the health care, information technology, and industrials sectors were the largest contributors to portfolio returns. Relative performance was affected by both stock selection and sector weights. A below-benchmark weighting in materials proved costly, as that sector returned 32.99%, leading all others; this negatively impacted the Fund’s performance relative to that of the index by 50 basis points, or 0.50 percentage point. Stock selection had a negative effect on relative performance in the energy, consumer discretionary, financials, and information technology sectors. Health care stock selection was strong, adding about six percentage points to relative performance.
Positive contributions from individual stocks came from a broad spectrum of economic sectors; five stocks from four different sectors each contributed over 100 basis points to portfolio returns. Nuance Communications, a provider of speech recognition software, delivered organic growth of greater than 20% while expanding margins and building record backlog. US Airways continued to benefit from its combination with America West and an improved competitive position after restructuring.
Immucor, a manufacturer of reagents for blood analysis, registered success in new systems sales. Delta and Pine Land, a marketer of seed for cotton growers, demonstrated accelerating growth with global expansion. Alexion Pharmaceuticals, a developer of therapeutic products for the treatment of severe diseases, demonstrated positive results in late stage trial activity. Positions in all

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
MANAGERS’ COMMENTARY—Continued

five of these stocks were trimmed except Delta and Pine Land, which was sold after the announcement of its planned acquisition by Monsanto.
Negative contribution to portfolio returns in excess of 50 basis points came from Openwave Systems, James River Coal, and Champion Enterprises. Of these three, only Openwave remained in the portfolio at the end of the fiscal year.
Outlook and Strategy
We continue to invest in high quality stocks where we believe that growth is accelerating or under-appreciated by Wall Street and where valuations appear to be attractive. In the year ended October 31, 2006, low levels of volatility, the impact of exchange-traded funds on the smallest stocks in the index, and market breadth conspired to challenge the Fund’s ability to outperform the benchmark.
We will continue to focus on our bottom-up stock selection process, which can lead to sector overweights and underweights relative to the benchmark. As of October 31, 2006, we remained overweighted in energy names but decidedly less so than at the same time last year, as our exposure to coal, in particular, has been reduced. We have increased our overweight in health care names, driven by the discovery of compelling individual stock ideas and price appreciation. We remained underweighted in the consumer discretionary sector.
We are optimistic about the prospects for small cap growth stocks in 2007. Currently, we believe that strong profit growth and reasonable valuations make the style compelling relative to small cap value stocks.
Uncertainty remains with regard to the direction of short-term interest rates. Consumer discretionary and financial stocks traded well from their summer lows, given moderating gasoline prices and the prevailing wisdom that the Fed was on hold. We don’t believe that a Fed ease is a certainty and, as such, look at this near-term price action somewhat skeptically.
In a market characterized by rotating leadership, process discipline becomes critically important. We will be strict in the application of our price targeting system, in which an upside potential of at least 25% is required for a new purchase; and when higher target stock prices cannot be fundamentally justified for holdings that have reached their original targets, they will be sold. Recent purchase recommendations have been in consumer discretionary, technology, and health care names. Recent sales have been in technology, health care, and industrials.

This report contains the current opinions of the managers and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in about 60-70 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
FUND SUMMARY—October 31, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 010
Cusip: 411511868
Ticker: HASGX
Inception Date: 11-01-2000
RETIREMENT CLASS
Fund #: 210
Cusip: 411511769
Ticker: HRSGX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 410
Cusip: 411511777
Ticker: HISGX
Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	72	1,284
Total Net Assets (000s)	$729,744	N/A
Weighted Average Market Cap ($MM)	$1,624	$1,158
Adjusted Price/Earnings Ratio (P/E)	34.4x	33.9x
Price/Book Ratio (P/B)	5.1x	4.8x
Beta vs Russell 2000® Growth Index	1.0	1.0
Portfolio Turnover Rate (Year Ended 10-31-2006)	55%	N/A
SECTOR ALLOCATION (% of investments)
PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 11-01-2000 through 10-31-2006

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

TOTAL RETURNS
For the periods ended 10-31-2006

		Average Annual
				Final Value
	1	5	Life of	of a $10,000
	Year	Years	Fund	Investment

Harbor Small Cap Growth Fund

Institutional Class	14.17%	10.18%	7.90%	$15,782
Retirement Class	13.93	9.96	7.69	15,593
Investor Class	13.77	9.81	7.57	15,491

Comparative Index

Russell 2000® Growth	17.07%	9.51%	1.27%	$10,788

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.82%
Total Net Assets (000s):
  $633,956
RETIREMENT CLASS
Expense Ratio: 1.07%
Total Net Assets (000s):
  $48,525
INVESTOR CLASS
Expense Ratio: 1.22%
Total Net Assets (000s):
  $47,263

FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2006 through October 31, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2006)	(October 31, 2006)	Period*

Institutional Class
Actual	$1,000.00	$935.11	$4.00
Hypothetical (5% return)	1,000.00	1,021.08	4.18

Retirement Class
Actual	$1,000.00	$933.93	$5.21
Hypothetical (5% return)	1,000.00	1,019.82	5.45

Investor Class
Actual	$1,000.00	$933.47	$5.95
Hypothetical (5% return)	1,000.00	1,019.06	6.21

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
PORTFOLIO OF INVESTMENTS—October 31, 2006

Equity Holdings (% of net assets)
(Excludes net cash, short-term investments and other investment companies of 1.3%)

Semiconductors & Semiconductor Equipment	10.2
Biotechnology	8.1
Health Care Equipment & Supplies	7.3
Machinery	7.2
Pharmaceuticals	6.2
Commercial Services & Supplies	5.8
Software	5.7
Energy Equipment & Services	5.2
Commercial Banks	5.1
Diversified Consumer Services	4.8
Health Care Providers & Services	4.1
Internet Software & Services	3.5
Communications Equipment	3.4
Oil, Gas & Consumable Fuels	3.0
Hotels, Restaurants & Leisure	2.9
Aerospace & Defense	2.1
Airlines	2.0
IT Services	2.0
Trading Companies & Distributors	1.9
Capital Markets	1.7
Life Sciences Tools & Services	1.5
Specialty Retail	1.1
Textiles, Apparel & Luxury Goods	1.1
Construction & Engineering	0.9
Media	0.7
Real Estate Investment Trusts (REITs)	0.7
Diversified Telecommunication Services	0.5

COMMON STOCKS—98.7%
		Value
Shares		(000s)

AEROSPACE & DEFENSE—2.1%
934,900	Hexcel Corp.*	$15,136

AIRLINES—2.0%
291,000	US Airways Group Inc.*	14,509

BIOTECHNOLOGY—8.1%
515,200	Alexion Pharmaceuticals Inc.*	19,248
1,125,700	Human Genome Sciences Inc.*	15,028
367,300	OSI Pharmaceuticals Inc.*	14,060
271,900	Vertex Pharmaceuticals Inc.*	11,039

		59,375
CAPITAL MARKETS—1.7%
314,800	Investors Financial Services Corp.	12,378

COMMERCIAL BANKS—5.1%
412,600	East West Bancorp Inc.	15,064
386,400	Signature Bank*	11,719
604,600	UCBH Holdings Inc.	10,363

		37,146

COMMERCIAL SERVICES & SUPPLIES—5.8%
140,675	Corporate Executive Board Co.	12,635
257,600	Global Cash Access Holdings Inc.	4,109
398,300	Knoll Inc.	7,886
419,400	Navigant Consulting Inc.*	7,470
249,250	Waste Connections Inc.*	10,142

		42,242

COMMUNICATIONS EQUIPMENT—3.4%
355,400	Dycom Industries Inc.*	8,284
840,700	Foundry Networks Inc.*	10,643
1,074,300	Sonus Networks Inc.	5,619

		24,546

CONSTRUCTION & ENGINEERING—0.9%
281,400	Perini Corp.	6,956

DIVERSIFIED CONSUMER SERVICES—4.8%
624,779	Corinthian Colleges Inc.	7,653
345,800	Laureate Education Inc.*	18,231
1,504,900	Stewart Enterprises Inc. Cl. A	9,300

		35,184

DIVERSIFIED TELECOMMUNICATION SERVICES—0.5%
493,700	Vonage Holdings Corp.	3,397

ENERGY EQUIPMENT & SERVICES—5.2%
865,700	Hanover Compressor Co.*	16,033
400,700	Oil States International Inc.*	11,636
333,900	Superior Energy Services Inc.*	10,451

		38,120

HEALTH CARE EQUIPMENT & SUPPLIES—7.3%
376,800	American Medical Systems Holdings Inc.*	6,711
675,307	Immucor Inc.*	18,591
298,100	Palomar Medical Technologies Inc.*	14,037
341,006	PolyMedica Corp.	14,169

		53,508

HEALTH CARE PROVIDERS & SERVICES—4.1%
424,500	Gentiva Health Services Inc.*	7,875
384,000	Manor Care Inc.	18,428
260,000	Odyssey HealthCare Inc.*	3,445

		29,748

HOTELS, RESTAURANTS & LEISURE—2.9%
258,800	P.F. Chang’s China Bistro Inc.*	10,823
732,618	Texas Roadhouse Inc. Cl. A*	10,586

		21,409

INTERNET SOFTWARE & SERVICES—3.5%
441,200	Openwave Systems Inc.	3,808
2,382,376	SkillSoft plc ADR[1]*	15,080
298,181	Sohu.com Inc. (CHN)*	6,810

		25,698

IT SERVICES—2.0%
202,700	CheckFree Corp.*	8,003
1,225,900	Sapient Corp.*	6,681

		14,684

LIFE SCIENCES TOOLS & SERVICES—1.5%
205,100	Dionex Corp.	11,157

DOMESTIC EQUITY

Harbor Small Cap Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

MACHINERY—7.2%
370,792	A.S.V. Inc.*	$5,417
287,002	Actuant Corp. Cl. A*	14,735
291,000	Gehl Co.*	8,305
212,300	Greenbrier Cos. Inc.	7,961
590,708	RBC Bearings Inc.*	16,056
102,250	SystemOne Technologies Inc.—Warrants	—[a]

		52,474

MEDIA—0.7%
363,000	Valassis Communications Inc.	5,449

OIL, GAS & CONSUMABLE FUELS—3.0%
325,600	Foundation Coal Holdings Inc.	11,953
290,950	Quicksilver Resources Inc.*	9,974

		21,927

PHARMACEUTICALS—6.2%
372,100	Medicis Pharmaceutical Corp. Cl. A	13,038
853,800	MGI PHARMA Inc.*	16,248
469,800	Santarus Inc.	3,613
481,800	The Medicines Co.*	12,508

		45,407

REAL ESTATE INVESTMENT TRUSTS (REITs)—0.7%
298,100	DiamondRock Hospitality Co.	5,029

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—10.2%
748,900	AMIS Holdings, Inc.	7,182
312,450	ATMI Inc.*	9,902
151,000	FormFactor Inc.*	5,765
1,793,500	PMC-Sierra Inc.*	11,891
188,400	Power Integrations Inc.	4,134
949,917	Spansion Inc. Cl. A*	13,546
457,900	Tessera Technologies Inc.*	15,985
271,300	Trident Microsystems Inc.	5,735

		74,140

SOFTWARE—5.7%
1,705,300	Nuance Communications Inc.*	19,679
942,100	Quest Software Inc.*	13,877
111,458	Verint Systems Inc.*	3,649
240,900	Witness Systems Inc.*	4,274

		41,479

SPECIALTY RETAIL—1.1%
186,000	Tween Brands Inc.	7,779

TEXTILES, APPAREL & LUXURY GOODS—1.1%
558,100	Quiksilver Inc.	7,786

TRADING COMPANIES & DISTRIBUTORS—1.9%
584,300	Interline Brands Inc.*	13,988

TOTAL COMMON STOCKS (Cost $581,344)		720,651

OTHER INVESTMENT COMPANIES—1.0%
(Cost $6,328)
341,097	Apollo Investment Corp.	7,354

SHORT-TERM INVESTMENTS—0.7%
(Cost $4,935)
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$4,935	Repurchase Agreement with State Street Corp. dated October 31, 2006 due November 1, 2006 at 4.550% collateralized by a Federal National Mortgage Association Note (FNMA) (market value $5,035)	4,935

TOTAL INVESTMENTS—100.4% (Cost $592,607)		732,940
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.4)%		(3,196)

TOTAL NET ASSETS—100.0%		$729,744

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

a	Fair valued at zero by management.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Small Company Growth Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
NorthPointe Capital®, LLC
101 West Big Beaver Road
Suite 745
Troy, MI 48084
Carl Wilk, CFP
Portfolio Manager (since 2006)
NorthPointe has subadvised the Fund since its inception in 2006.
INVESTMENT GOAL
Long-term growth of capital.
PRINCIPAL STYLE CHARACTERISTICS
Small cap growth stocks demonstrating consistent or accelerating earnings growth.

TOP TEN HOLDINGS (% of net assets)

Celadon Group Inc.	2.0%
Kforce Inc.	2.0
Interwoven Inc.	1.8
inVentiv Health Inc.	1.8
Pension Worldwide Inc.	1.8
World Acceptance Corp.	1.8
World Fuel Services Corp.	1.8
Central European Distribution Corp.	1.7
Genesee & Wyoming Inc. Cl. A	1.7
LKQ Corp.	1.7
FUND CATEGORY
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
The Harbor Small Company Growth Fund began operations on February 1, 2006. For the nine months from the Fund’s inception through October 31, 2006, equity markets benefited from favorable macroeconomic factors: a pause in interest rate activity by the Federal Reserve and a broad based decline in commodity markets, especially oil prices.
Equity markets also benefited from a key microeconomic factor: an increase in merger and acquisition activity, especially in the small cap universe. Among other factors, we believe that this M&A activity is being driven by the increased costs of regulatory compliance and the significant amount of capital raised by private equity to conduct such transactions.
Performance
The Harbor Small Company Growth Fund returned 1.80% (Institutional Class), 1.60% (Retirement Class), and 1.50% (Investor Class) for the nine months from its inception on February 1, 2006, through October 31, 2006. By comparison, our benchmark, the Russell 2000® Growth Index, rose 1.20%.
Our investment process begins by looking for those characteristics that historically have been strong indicators of a small company’s future success. These include: an expected one-year earnings growth rate of at least 15%, a total-debt-to-market-cap ratio of less than 50%, high return on equity, and a market capitalization of between $200 million and $2 billion. Once we identify a company meeting these parameters, one of our experienced investment professionals begins the due diligence process. This process includes reviewing the company’s financial condition, products, market position, and the depth of its management team. The process concludes with a valuation analysis and a reject-or-invest decision.
Our investment strategy emphasizes that selling is as important as buying. To this end, we are disciplined sellers. We will sell once a stock is priced at twice its expected growth rate. In addition, we will sell if the fundamentals of the company change or if its market capitalization exceeds our parameters.
The portfolio is constructed to be well diversified and to limit individual security risk. We construct the portfolio using a bottom-up approach; as such, our sector weights are determined by the results of our fundamental analysis. Individual securities are limited to 2% of the total portfolio weight.
Strict adherence to our investment philosophy and process served us well during the first nine months from the Fund’s inception. Because of our uncompromising focus on managing individual stock risk and our concentration on high quality growth stocks with attractive valuations, we were able to outperform our benchmark.

DOMESTIC EQUITY

Harbor Small Company Growth Fund
MANAGER’S COMMENTARY—Continued

Investments in the financials and consumer discretionary sectors were the biggest contributors to the Fund’s performance. During the nine months, the average weight of the financials sector was 11% of the portfolio, modestly higher than the index at 9%. In the consumer discretionary area the Fund’s weight was 15%, compared with 16% for the index. Detractors from the Fund’s performance included the materials and health care sectors. Compared with the benchmark, the Fund was underweight by two percentage points in the materials sector and four in health care.
With respect to individual stocks, two holdings, Smith Micro Software Inc. in the information technology sector and World Acceptance Corp. in the financials sector, were the biggest contributors to performance. Smith Micro shares rose 100% for the nine months and World Acceptance was up 76%. Each added over a percentage point to Fund returns. Other major contributors included The Andersons, Inc., a consumer staples stock that was up 38%, and consumer discretionary holding Crocs, Inc., which rose 39% after being added to the portfolio.
Detractors from performance included Parlux Fragrances, Inc., in the consumer discretionary sector, Multi-Fineline Electronix Inc., an information technology stock, and Merge Technologies, a health care sector holding. Also among the major detractors from performance was Openwave Systems Inc., an information technology holding. We exited from our positions in these companies during the nine months.
As of October 31, 2006, investments in information technology, industrials, health care and consumer discretionary stocks were the largest sector weights in the portfolio. Compared with the index, the biggest sector overweights were in information technology, industrials, and consumer staples. The most significant below-benchmark allocations were in health care, consumer discretionary, and materials.
Outlook and Strategy
Our outlook for the small cap market remains positive. There are several reasons for our optimism. First, increasingly we are finding strong earnings growth companies with solid balance sheets selling at discounts to their long-term growth rates. Second, we believe that the steep declines in energy and raw materials prices are likely to support consumer and corporate spending, thus contributing to moderate levels of economic growth. Finally, we believe that the combination of moderate economic growth, attractive valuations, and high regulatory costs for small companies, such as those associated with the Sarbanes-Oxley corporate governance law, are likely to fuel further M&A activity.
Our strategy remains focused on companies that are of high quality, exhibit greater-than-market earnings growth, and have sustainable competitive advantages, low financial risk, and attractive valuations. We continue to be patient and highly selective in our investment choices. Ultimately, this discipline determines the positioning of our portfolio and concentrates the risk/reward profile on stock selection. Further, we remain focused on providing investors with high quality returns through a complete market cycle.

NorthPointe Capital®, LLC is a federally registered service mark of NWD Investment Management, Inc.
This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. Investing in mutual funds involves market risk, including loss of principal. There is no assurance that the investment objective will be achieved.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Small Company Growth Fund
FUND SUMMARY—October 31, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 026
Cusip: 411511496
Ticker: HGSCX
Inception Date: 02-01-2006
RETIREMENT CLASS
Fund #: 226
Cusip: 411511470
Ticker: HSGRX
Inception Date: 02-01-2006
INVESTOR CLASS
Fund #: 426
Cusip: 411511488
Ticker: HSGIX
Inception Date: 02-01-2006

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	73	1,284
Total Net Assets (000s)	$9,747	N/A
Weighted Average Market Cap ($MM)	$907	$1,158
Adjusted Price/Earnings Ratio (P/E)	27.5x	33.9x
Price/Book Ratio (P/B)	3.6x	4.8x
Beta vs Russell 2000® Growth Index	1.1	1.0
Portfolio Turnover Rate (9-Month Period Ended 10-31-2006)	53%	N/A
SECTOR ALLOCATION (% of investments)
PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 02-01-2006 through 10-31-2006

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

TOTAL RETURNS
For the periods ended 10-31-2006

				Final Value
	1	5	Life of	of a $10,000
	Year	Years	Fund	Investment

Harbor Small Company Growth Fund

Institutional Class	N/A	N/A	1.80%	$10,180
Retirement Class	N/A	N/A	1.60	10,160
Investor Class	N/A	N/A	1.50	10,150

Comparative Index

Russell 2000® Growth	N/A	N/A	1.20%	$10,120

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice.

DOMESTIC EQUITY

Harbor Small Company Growth Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.92%
Total Net Assets (000s):
  $7,559
RETIREMENT CLASS
Expense Ratio: 1.18%
Total Net Assets (000s):
  $1,016
INVESTOR CLASS
Expense Ratio: 1.31%
Total Net Assets (000s):
  $1,172

FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period May 1, 2006 through October 31, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2006)	(October 31, 2006)	Period*

Institutional Class
Actual	$1,000.00	$954.08	$4.53
Hypothetical (5% return)	1,000.00	1,020.57	4.69

Retirement Class
Actual	$1,000.00	$953.10	$5.81
Hypothetical (5% return)	1,000.00	1,019.26	6.01

Investor Class
Actual	$1,000.00	$952.16	$6.44
Hypothetical (5% return)	1,000.00	1,018.61	6.67

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Small Company Growth Fund
PORTFOLIO OF INVESTMENTS—October 31, 2006

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 3.7%)

Semiconductors & Semiconductor Equipment	11.5
Health Care Providers & Services	6.5
Commercial Services & Supplies	5.6
Internet Software & Services	5.4
Machinery	5.3
Software	5.2
Hotels, Restaurants & Leisure	5.1
Road & Rail	4.9
Electronic Equipment & Instruments	3.7
Food & Staples Retailing	3.2
Health Care Equipment & Supplies	3.1
Commercial Banks	2.9
Insurance	2.9
Oil, Gas & Consumable Fuels	2.9
Pharmaceuticals	2.8
Communications Equipment	2.4
Energy Equipment & Services	2.4
Specialty Retail	2.4
Capital Markets	1.8
Consumer Finance	1.8
Air Freight & Logistics	1.7
Auto Components	1.7
Household Durables	1.5
Textiles, Apparel & Luxury Goods	1.5
Diversified Financial Services	1.4
Marine	1.4
Computers & Peripherals	1.3
Household Products	1.3
Food Products	1.1
Aerospace & Defense	1.0
Chemicals	0.6

COMMON STOCKS—96.3%
		Value
Shares		(000s)

AEROSPACE & DEFENSE—1.0%
5,005	LMI Aerospace Inc.	$102

AIR FREIGHT & LOGISTICS—1.7%
3,675	Atlas Air Worldwide Holdings Inc.	167

AUTO COMPONENTS—1.7%
7,300	LKQ Corp.*	169

CAPITAL MARKETS—1.8%
7,062	Pension Worldwide Inc.	172

CHEMICALS—0.6%
3,659	American Vanguard Corp.	58

COMMERCIAL BANKS—2.9%
2,805	East West Bancorp Inc.	102
3,725	Royal Bancshares of Pennsylvania Inc. Cl. A	102
3,500	Vineyard National Bancorp	77

		281

COMMERCIAL SERVICES & SUPPLIES—5.6%
4,160	Barrett Business Services Inc.*	89
2,670	Brady Corp. Cl. A	99
3,200	CRA International Inc.*	162
12,885	Kforce Inc.*	193

		543

COMMUNICATIONS EQUIPMENT—2.4%
11,000	Radyne Corp.*	111
17,215	Sirenza Microdevices Inc.*	126

		237

COMPUTERS & PERIPHERALS—1.3%
5,500	Electronics For Imaging Inc.*	130

CONSUMER FINANCE—1.8%
3,440	World Acceptance Corp.*	172

DIVERSIFIED FINANCIAL SERVICES—1.4%
11,500	Medallion Financial Corp.	137

ELECTRONIC EQUIPMENT & INSTRUMENTS—3.7%
10,000	CyberOptics Corp.*	127
2,735	NovAtel Inc.	102
10,512	TTM Technologies Inc.	128

		357

ENERGY EQUIPMENT & SERVICES—2.4%
1,840	Lufkin Industries Inc.	111
4,675	TETRA Technologies Inc.	121

		232

FOOD & STAPLES RETAILING—3.2%
6,699	Central European Distribution Corp.*	170
4,000	The Andersons Inc.	144

		314

FOOD PRODUCTS—1.1%
10,545	SunOpta Inc. (CAN)*	104

HEALTH CARE EQUIPMENT & SUPPLIES—3.1%
5,440	AngioDynamics Inc.	118
1,578	Cutera Inc.	45
3,250	West Pharmaceutical Services Inc.	136

		299

HEALTH CARE PROVIDERS & SERVICES—6.5%
4,500	Bio-Reference Laboratories Inc.*	107
6,214	HealthSpring Inc.*	125
6,195	inVentiv Health Inc.	177
10,285	Option Care Inc.	130
2,850	VCA Antech Inc.*	92

		631

HOTELS, RESTAURANTS & LEISURE—5.1%
3,000	Buffalo Wild Wings Inc.*	155
5,500	Monarch Casino & Resort Inc.*	122
4,315	Scientific Games Corp. Cl. A*	121
3,500	Shuffle Master Inc.*	98

		496

DOMESTIC EQUITY

Harbor Small Company Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

HOUSEHOLD DURABLES—1.5%
4,000	Jarden Corp.*	$144

HOUSEHOLD PRODUCTS—1.3%
2,625	Central Garden & Pet Co.*	131

INSURANCE—2.9%
2,995	Navigators Group Inc.*	141
3,000	ProAssurance Corp.*	146

		287

INTERNET SOFTWARE & SERVICES—5.4%
10,035	24/7 Real Media Inc.*	100
14,000	Interwoven Inc.*	178
4,600	j2 Global Communications Inc.*	126
13,095	TheStreet.com Inc.	119

		523

MACHINERY—5.3%
2,525	Actuant Corp. Cl. A*	130
8,360	Flow International Corp.	98
5,000	Gehl Co.*	143
3,855	Greenbrier Cos. Inc.	144

		515

MARINE—1.4%
2,200	American Commercial Lines Inc.*	141

OIL, GAS & CONSUMABLE FUELS—2.9%
5,800	VeraSun Energy Corp.*	107
4,000	World Fuel Services Corp.	172

		279

PHARMACEUTICALS—2.8%
5,500	Noven Pharmaceuticals Inc.*	122
7,020	Sciele Pharma Inc.	153

		275

ROAD & RAIL—4.9%
10,445	Celadon Group Inc.*	196
6,000	Genesee & Wyoming Inc. Cl. A*	170
6,433	Marten Transport Ltd.*	109

		475

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—11.5%
3,040	Cymer Inc.*	141
3,705	Diodes Inc.*	163
24,000	ON Semiconductor Corp.*	149
6,585	Rudolph Technologies Inc.*	116
11,187	Silicon Image Inc.*	133
8,870	Silicon Motion Technology Corp. ADR[1]*	136
3,800	Supertex Inc.*	169
3,255	Varian Semiconductor Equipment Associates Inc.	119

		1,126

SOFTWARE—5.2%
12,880	Radiant Systems Inc.	142
5,005	Smith Micro Software Inc.*	85
8,900	Sonic Solutions*	144
13,104	Synchronoss Technologies Inc.	132

		503

SPECIALTY RETAIL—2.4%
4,705	Jos. A. Bank Clothiers Inc.*	139
5,500	United Retail Group Inc.	99

		238

TEXTILES, APPAREL & LUXURY GOODS—1.5%
3,720	Crocs Inc.*	147

TOTAL COMMON STOCKS (Cost $8,932)		9,385

SHORT-TERM INVESTMENTS—5.6%
(Cost $551)
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$551	Repurchase Agreement with State Street Corp. dated October 31, 2006 due November 1, 2006 at 4.550% collateralized by a Federal National Mortgage Association Note (FNMA) (market value $566)	551

TOTAL INVESTMENTS—101.9% (Cost $9,483)		9,936

CASH AND OTHER ASSETS, LESS LIABILITIES—(1.9)%		(189)

TOTAL NET ASSETS—100.0%		$9,747

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*	Non-income producing security.
(CAN) Canada.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Large Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Armstrong Shaw Associates Inc.
45 Grove Street
New Canaan, CT 06840
Jeffrey Shaw
Portfolio Manager (since 2001)
Armstrong Shaw has subadvised the Fund since September 20, 2001.
INVESTMENT GOAL
Long-term total return.
PRINCIPAL STYLE CHARACTERISTICS
Large cap value stocks.

TOP TEN HOLDINGS (% of net assets)

Time Warner Inc.	4.8%
Comcast Corp. Special Cl. A	4.7
American International Group Inc.	4.0
Bank of America Corp.	4.0
Morgan Stanley	3.8
Citigroup Inc.	3.7
Devon Energy Corp.	3.7
General Electric Co.	3.7
Chevron Corp.	3.5
Washington Mutual Inc.	3.5
FUND CATEGORY
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
Financial markets showed tremendous resilience this past year despite the challenges of high energy costs, rising interest rates, the Iraq war, and a faltering housing market. With the exception of May, when the markets paused after Fed Chairman Ben Bernanke’s hawkish comments, stocks posted monthly gains, with the Russell 1000® Value Index showing particular strength. Broad trends in the market included large cap outperforming small cap over the past six months and value stocks continuing to outperform growth.
For the 12 months ended October 31, 2006, the Russell 1000® Value Index was up by more than 20% and bested all other large cap indices. The Standard & Poor’s 500 Index and the Dow Jones Industrial Average rose 16.3% and 18.5%, respectively, while the NASDAQ returned 12.5%. All economic sectors posted strong double-digit returns, led by telecommunication services, up 34%, and materials, up 26%.
Performance
The Harbor Large Cap Value Fund rose 14.23% (Institutional Class), 13.93% (Retirement Class), and 13.73% (Investor Class) for the fiscal year. While registering strong absolute returns, the Fund trailed its benchmark, the Russell 1000® Value Index, which returned 21.46%. Our strongest sector performers on an absolute and relative basis were consumer staples, with CVS, our only holding in the sector, up 29%, and utilities, with Exelon up 23%. Within the consumer discretionary sector, both Office Depot and Comcast posted strong returns, up 55% and 48%, respectively. Finally, our top 10 performers included three financial holdings, with Morgan Stanley up 42%, followed by Merrill Lynch, up 37%, and Bank of America, up 27%.
Although our portfolio has started to benefit from a rotation into large cap stocks and a sell off in energy names, stock selection in telecommunication services and industrials detracted from relative performance. Furthermore, the strong performance of a relatively small number of mega cap stocks that we did not own, particularly Exxon Mobil and the regional Bells, also contributed to our relative underperformance.
Sprint, our only holding in the telecom space, declined vs. strong returns for the regional Bells. Sprint’s disappointing results stemmed from merger integration issues following its acquisition of Nextel. Company initiatives to adjust pricing and tighten credit standards had an unanticipated adverse impact on net subscriber additions. This may have been exacerbated by service problems related to the re-banding of spectrum for Nextel customers. While it may take time, we believe the company can successfully address a number of these issues. The stock is trading at approximately five times enterprise value to EBITDA (earnings before interest, taxes, depreciation and amortization) and carries a free cash flow yield of almost 11%. The company is currently in the midst of a $6 billion share repurchase program.

DOMESTIC EQUITY

Harbor Large Cap Value Fund
MANAGER’S COMMENTARY—Continued

In the industrials sector, a 30% return by United Technologies was largely offset by Cendant’s decline. Our analysis prior to the Cendant spin-offs on July 31 assumed that the divested companies would trade for EBITDA multiples consistent with their peer groups or like business models. Unfortunately, the lowered guidance for Realogy, the residential real estate division, caused significant multiple contraction. Realogy subsequently announced a program to repurchase 20% of its outstanding shares, which we participated in. We sold Avis Budget given its small cap market size. We continue to hold Wyndham, as company fundamentals appear to be intact and it continues to be valued at a 30% discount to its peer group.
Comcast rallied as the successful Voice-Over-Internet-Protocol (VOIP) roll out and strength of its triple-play offerings led to increased unit growth, causing operating cash flow to be much higher than projected. Office Depot rose on the strength of store and product line execution. Office Depot’s improved fundamentals, along with an aggressive share repurchase plan, have resulted in earnings above Wall Street expectations.
The portfolio remains overweighted in health care, industrials, and consumer discretionary stocks, and underweighted in financial services and energy. However, our overweight in consumer discretionary and our underweight in financial services have both moderated in the past year. The portfolio’s exposure to information technology has increased and represents our second largest overweight relative to the index. Financials remain our largest sector weight at 29% of the portfolio.
Outlook and Strategy
We believe that market leadership has shifted to a direction that clearly benefits the Harbor Large Cap Value Fund. In our view, the U.S. is entering into the later stages of an economic cycle, where growth could be harder to come by and where risks could be rising. For the last several years, investors have made the most money by making bets on riskier but faster growing small companies. As the domestic economy decelerates, money is flowing back to the larger, higher quality stocks. Economic fears have shifted from inflation to the magnitude of the economic slowdown. This shift in focus has spurred a rally in the bond market as sentiment is now that the Bernanke-led Fed’s next move will be a reduction, not a rise, in the fed funds rate. With the Fed out of the way but with growth slowing, safer blue chips stocks have become the place to be. History guides us that such shifts in leadership can take years to play out.
Our portfolio seems well positioned for the risks and opportunities ahead. It possesses a higher-than-benchmark median market cap size of $45 billion, higher-than-market forecasted 11% earnings growth, and a lower price/earnings ratio at 12.2x 2007 expected earnings. Stocks like General Electric, AIG, and United Technologies are representative of the “Steady Eddy” companies that make up the core of our portfolio. They have produced consistent returns over the last few years, yet have been laggards in the market despite strong prospects for the next 12 to 18 months. We had stated earlier this year: “When investors start to worry about risk and start to realize that earnings, while growing, will be decelerating, attention will be paid to high quality businesses, generating large amounts of free cash flow with stable business models.” This aforementioned group of companies is finally getting its deserved respect.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Since the Fund typically invests in about 25 to 40 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Large Cap Value Fund
FUND SUMMARY—October 31, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 013
Cusip: 411511603
Ticker: HAVLX
Inception Date: 12-29-1987
RETIREMENT CLASS
Fund #: 213
Cusip: 411511751
Ticker: HRLVX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 413
Cusip: 411511744
Ticker: HILVX
Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	37	610
Total Net Assets (000s)	$890,188	N/A
Weighted Average Market Cap ($MM)	$86,389	$103,510
Adjusted Price/Earnings Ratio (P/E)	24.7x	18.1x
Price/Book Ratio (P/B)	2.7x	2.5x
Beta vs Russell 1000® Value Index	1.1	1.0
Portfolio Turnover Rate (Year Ended 10-31-2006)	31%	N/A
SECTOR ALLOCATION (% of investments)
PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 11-01-1996 through 10-31-2006

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

TOTAL RETURNS
For the periods ended 10-31-2006

		Average Annual
				Final Value
	1	5	10	of a $10,000
	Year	Years	Years	Investment

Harbor Large Cap Value Fund

Institutional Class	14.23%	8.54%	9.19%	$24,086
Retirement Class	13.93	8.36	8.96	23,591
Investor Class	13.73	8.09	8.73	23,095

Comparative Index

Russell 1000® Value	21.46%	11.64%	11.14%	$28,743

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Large Cap Value Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.68%
Total Net Assets (000s):
  $596,888
RETIREMENT CLASS
Expense Ratio: 0.93%
Total Net Assets (000s):
  $8,352
INVESTOR CLASS
Expense Ratio: 1.08%
Total Net Assets (000s):
  $284,948

FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2006 through October 31, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2006)	(October 31, 2006)	Period*

Institutional Class
Actual	$1,000.00	$1,061.95	$3.54
Hypothetical (5% return)	1,000.00	1,021.78	3.47

Retirement Class
Actual	$1,000.00	$1,061.10	$4.83
Hypothetical (5% return)	1,000.00	1,020.52	4.74

Investor Class
Actual	$1,000.00	$1,059.75	$5.60
Hypothetical (5% return)	1,000.00	1,019.77	5.50

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Large Cap Value Fund
PORTFOLIO OF INVESTMENTS—October 31, 2006

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 4.9%)

Oil, Gas & Consumable Fuels	9.7
Media	9.6
Insurance	7.5
Industrial Conglomerates	6.6
Capital Markets	6.1
Commercial Banks	6.0
Pharmaceuticals	4.8
Aerospace & Defense	4.6
Diversified Financial Services	3.7
Thrifts & Mortgage Finance	3.5
Wireless Telecommunication Services	3.3
Office Electronics	3.1
Software	3.1
Commercial Services & Supplies	3.0
Electric Utilities	3.0
Electrical Equipment	2.6
Specialty Retail	2.5
Food & Staples Retailing	2.3
Computers & Peripherals	2.2
Health Care Equipment & Supplies	2.0
Health Care Providers & Services	1.8
Construction Materials	1.5
IT Services	1.0
Hotels, Restaurants & Leisure	0.9
Consumer Finance	0.7

COMMON STOCKS—95.1%
		Value
Shares		(000s)

AEROSPACE & DEFENSE—4.6%
430,100	Honeywell International Inc.	$18,116
343,100	United Technologies Corp.	22,548

		40,664

CAPITAL MARKETS—6.1%
234,300	Merrill Lynch & Co. Inc.	20,483
438,100	Morgan Stanley	33,484

		53,967

COMMERCIAL BANKS—6.0%
664,700	Bank of America Corp.	35,808
611,100	North Fork Bancorporation Inc.	17,465

		53,273

COMMERCIAL SERVICES & SUPPLIES—3.0%
580,700	Pitney Bowes Inc.[1]	27,125

COMPUTERS & PERIPHERALS—2.2%
207,660	International Business Machines Corp.	19,173

CONSTRUCTION MATERIALS—1.5%
435,060	CEMEX SA de C.V. ADR[2]	13,374

CONSUMER FINANCE—0.7%
82,830	Capital One Financial Corp.	6,571

DIVERSIFIED FINANCIAL SERVICES—3.7%
652,812	Citigroup Inc.	32,745

ELECTRIC UTILITIES—3.0%
428,900	Exelon Corp.	26,583

ELECTRICAL EQUIPMENT—2.6%
275,640	Emerson Electric Co.	23,264

FOOD & STAPLES RETAILING—2.3%
657,790	CVS Corp.	20,641

HEALTH CARE EQUIPMENT & SUPPLIES—2.0%
1,111,800	Boston Scientific Corp.	17,689

HEALTH CARE PROVIDERS & SERVICES—1.8%
322,420	HCA Inc.	16,289

HOTELS, RESTAURANTS & LEISURE—0.9%
269,200	Wyndham Worldwide Corp.	7,941

INDUSTRIAL CONGLOMERATES—6.6%
937,900	General Electric Co.	32,930
870,570	Tyco International Ltd.	25,621

		58,551

INSURANCE—7.5%
289,740	Allstate Corp.	17,778
528,800	American International Group Inc.	35,520
250,160	Chubb Corp.	13,296

		66,594

IT SERVICES—1.0%
371,470	First Data Corp.	9,008

MEDIA—9.6%
1,043,860	Comcast Corp. Special Cl. A*	42,255
2,155,800	Time Warner Inc.	43,138

		85,393

OFFICE ELECTRONICS—3.1%
1,604,820	Xerox Corp.*	27,282

OIL, GAS & CONSUMABLE FUELS—9.7%
461,400	Chevron Corp.	31,006
375,850	ConocoPhillips	22,641
492,700	Devon Energy Corp.	32,932

		86,579

PHARMACEUTICALS—4.8%
561,700	Abbott Laboratories	26,686
612,300	Pfizer Inc.	16,318

		43,004

SOFTWARE—3.1%
1,401,060	Symantec Corp.*	27,797

SPECIALTY RETAIL—2.5%
738,480	Lowe’s Cos. Inc.	22,258

THRIFTS & MORTGAGE FINANCE—3.5%
738,140	Washington Mutual Inc.[1]	31,223

DOMESTIC EQUITY

Harbor Large Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

WIRELESS TELECOMMUNICATION SERVICES—3.3%
1,587,374	Sprint Nextel Corp.[1]	$29,668

TOTAL COMMON STOCKS (Cost $694,342)		846,656

SHORT-TERM INVESTMENTS—7.5%
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$46,245	Repurchase Agreement with State Street Corp. dated October 31, 2006 due November 1, 2006 at 4.550% collateralized by a Federal National Mortgage Association Note (FNMA) (market value $47,173)	46,245

SHORT-TERM INVESTMENTS—Continued
		Value
Shares		(000s)

SECURITIES LENDING COLLATERAL
	State Street Navigator Securities Lending
20,794,487	Prime Portfolio (1-day yield of 5.260%)	$20,794

TOTAL SHORT-TERM INVESTMENTS (Cost $67,039)		67,039

TOTAL INVESTMENTS—102.6% (Cost $761,381)		913,695
CASH AND OTHER ASSETS, LESS LIABILITIES—(2.6)%		(23,507)

TOTAL NET ASSETS—100.0%		$890,188

1	A portion or all of this security was out on loan at October 31, 2006.

2	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER
LSV Asset Management
1 North Wacker Drive
Chicago, IL 60606
Josef Lakonishok, Ph.D.
Portfolio Manager (since 2004)
Robert Vishny, Ph.D.
Portfolio Manager (since 2004)
Menno Vermeulen, CFA
Portfolio Manager (since 2004)
Puneet Mansharamani
Portfolio Manager (since 2006)
LSV has subadvised the Fund since September 30, 2004.
INVESTMENT GOAL
Long-term total return.
PRINCIPAL STYLE CHARACTERISTICS
Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers.

TOP TEN HOLDINGS (% of net assets)

PPG Industries Inc.	1.8%
Comerica Inc.	1.8
Nationwide Financial Services Inc. Cl. A	1.7
Pepco Holdings Inc.	1.7
Safeco Corp.	1.7
Alliant Energy Corp.	1.6
Hasbro Inc.	1.6
Huntington Bancshares Inc.	1.6
MGIC Investment Corp.	1.5
CIT Group Inc.	1.4
FUND CATEGORY
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
Mid cap value stocks continued their strong performance in the fiscal year ended October 31, 2006, advancing by more than 20% but trailing both small and large cap value stocks. Large cap value stocks advanced over 21% and small cap value stocks were up nearly 23% for the 12 months. The value style was in favor across all capitalization ranges, although the growth indices closed the gap in recent months.
Equity markets continued their surge despite a mix of good and bad news. On the positive side, the Federal Reserve halted its rate hike campaign in August after 17 consecutive interest rate increases. In addition, merger and acquisition activity continued to be robust and oil prices came off of their recent highs. Corporate profits also remained strong and helped lift stock prices over the past year. Headwinds for the markets included escalating violence in Iraq and other parts of the Middle East, uncertainty surrounding the mid-term U.S. elections, and the slowdown in the U.S. housing market.
Performance
The Harbor Mid Cap Value Fund returned 15.43% (Institutional Class), 15.17% (Retirement Class), and 15.00% (Investor Class) for the 2006 fiscal year, compared to 20.51% for the Russell Midcap® Value Index. The advance in the mid cap segment of the market was concentrated in the largest constituents in the benchmark, with a bias to lower quality names (stocks with high price/earnings multiples and low dividend payouts). The strength in both bigger names and lower quality names hurt relative performance, as the Fund is well diversified with a bias away from the largest names by capitalization and away from lower quality stocks. A high absolute-return environment in which low quality companies dominate is typically not favorable to our deep value approach. The last 12 months were no exception as the Harbor Mid Cap Value Fund posted a strong absolute return but trailed the benchmark.
The Fund also struggled as a result of our underweight to real estate investment trusts (REITs), which continued to be one of the strongest segments of the mid cap market. We are struck by the nearly 40% return that REITs have provided investors over the last 12 months. While consumer-oriented real estate stocks, namely homebuilders, have declined materially, the more commercially-focused REITs have continued their multi-year surge. While the two groups are driven by somewhat different demand factors, they are not wholly unrelated. REITs now trade at unprecedented valuations, which we believe to be unsustainable. Clearly the group has benefited from institutional investors increasing allocations to alternative investments as well as from retail investors’ search for yield. We are not able to predict the timing of a correction in REITs but we believe that a parallel with technology stocks in 1999 has emerged.

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
MANAGERS’ COMMENTARY—Continued

Sector selection and stock selection both detracted from the Fund’s performance. Our underweight to REITs had the most significant negative effect on sector attribution. Our modest overweight to energy stocks also hurt somewhat as energy struggled, with oil prices declining. Stock selection was mixed, as favorable investments in technology and materials were more than offset by weak selection in REITs, consumer discretionary, and energy stocks. Many of the energy stocks that had done particularly well for the Fund in the last 12-18 months gave back some of their gains. In the consumer discretionary sector, our exposure to homebuilders, which also had done extremely well over the past 12-18 months, struggled recently with the slowdown in the housing market.
Top performers in the Fund included several technology stocks including Micron Technology, Reynolds & Reynolds (which was acquired in October 2006), and Convergys Corp., as well as JC Penney, ADM, and VF Corp in the consumer sectors. The biggest detractors included Friedman Billings Ramsey (REIT) and Kerr McGee and Sunoco in the energy sector.
Outlook and Strategy
Our portfolio decision making process is strictly quantitative and driven by (1) a proprietary model that ranks securities on fundamental measures of value and indicators of near-term appreciation potential and (2) a portfolio construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the model is to pick undervalued stocks with high potential for near-term appreciation. Stocks are ranked simultaneously on an array of variables in order to arrive at an overall expected return ranking for each stock in the universe. The process is purely bottom-up with no emphasis placed on macroeconomic analysis.
Exposure to different sectors of the market relative to the benchmark will vary over time and is a result of our stock selection process, subject to limits for minimum and maximum exposure to sectors and industries. Over the last 12 months, we have sold or trimmed a number of energy stocks that had done well, taking our exposure from 8.4% of the portfolio in energy stocks to 3.6%. We have added a number of attractive technology stocks, increasing our exposure to the sector from 4.6% to 8.9% of the portfolio. We also increased our exposure to materials stocks from 6.5% to 9.0% of the portfolio.
The portfolio is trading at a significant discount to the market on several valuation metrics. As of October 31, 2006, the portfolio traded at 12.8x forward earnings, compared to 16.2x for the Russell Midcap® Value Index, and 7.4x cash flow, compared to 8.2x for the benchmark. Our risk control measures limit exposure to any one particular sector or industry. Currently, the portfolio is overweighted in the consumer discretionary, materials, and financials sectors at the expense of REITs and utilities. We are confident that our disciplined investment strategy will continue to perform well over the long run as the market rewards companies with solid, reasonably priced fundamentals.

This report contains the current opinions of the managers and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
FUND SUMMARY—October 31, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 023
Cusip: 411511835
Ticker: HAMVX
Inception Date: 03-01-2002
RETIREMENT CLASS
Fund #: 223
Cusip: 411511728
Ticker: HRMVX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 423
Cusip: 411511736
Ticker: HIMVX
Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	143	481
Total Net Assets (000s)	$32,646	N/A
Weighted Average Market Cap ($MM)	$5,846	$8,118
Adjusted Price/Earnings Ratio (P/E)	17.2x	24.1x
Price/Book Ratio (P/B)	2.1x	2.4x
Beta vs Russell Midcap® Value Index	1.1	1.0
Portfolio Turnover Rate (Year Ended 10-31-2006)	18%	N/A
SECTOR ALLOCATION (% of investments)
PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 03-01-2002 through 10-31-2006

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

TOTAL RETURNS
For the periods ended 10-31-2006

		Average Annual
				Final Value
	1	5	Life of	of a $10,000
	Year	Years	Fund	Investment

Harbor Mid Cap Value Fund

Institutional Class	15.43%	N/A	9.05%	$14,983
Retirement Class	15.17	N/A	8.96	14,925
Investor Class	15.00	N/A	8.85	14,858

Comparative Index

Russell Midcap® Value	20.51%	17.43%	15.42%	$19,524

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.95%
Total Net Assets (000s):
  $26,630
RETIREMENT CLASS
Expense Ratio: 1.18%
Total Net Assets (000s):
  $184
INVESTOR CLASS
Expense Ratio: 1.32%
Total Net Assets (000s):
  $5,832

FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2006 through October 31, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2006)	(October 31, 2006)	Period*

Institutional Class
Actual	$1,000.00	$1,033.52	$4.87
Hypothetical (5% return)	1,000.00	1,020.42	4.84

Retirement Class
Actual	$1,000.00	$1,032.76	$6.05
Hypothetical (5% return)	1,000.00	1,019.26	6.01

Investor Class
Actual	$1,000.00	$1,032.01	$6.76
Hypothetical (5% return)	1,000.00	1,018.56	6.72

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
PORTFOLIO OF INVESTMENTS—October 31, 2006

Equity Holdings (% of net assets)
(Excludes net cash and short-term investments of 0.9%)

Insurance	8.6
Commercial Banks	6.9
Real Estate Investment Trusts (REITs)	6.6
Multi-Utilities	6.1
Chemicals	6.0
Electric Utilities	4.8
Oil, Gas & Consumable Fuels	4.2
Household Durables	3.3
Thrifts & Mortgage Finance	3.3
Machinery	3.2
Textiles, Apparel & Luxury Goods	3.1
Leisure Equipment & Products	2.8
Semiconductors & Semiconductor Equipment	2.5
Health Care Providers & Services	2.4
Media	2.4
Beverages	2.2
Specialty Retail	2.1
IT Services	1.8
Electronic Equipment & Instruments	1.7
Computers & Peripherals	1.6
Food Products	1.6
Commercial Services & Supplies	1.5
Consumer Finance	1.5
Food & Staples Retailing	1.5
Metals & Mining	1.5
Road & Rail	1.5
Auto Components	1.4
Diversified Financial Services	1.4
Gas Utilities	1.1
Pharmaceuticals	1.1
Airlines	0.9
Capital Markets	0.9
Office Electronics	0.9
Building Products	0.8
Diversified Telecommunication Services	0.8
Containers & Packaging	0.7
Hotels, Restaurants & Leisure	0.7
Multiline Retail	0.7
Paper & Forest Products	0.7
Aerospace & Defense	0.6
Trading Companies & Distributors	0.5
Software	0.4
Household Products	0.3
Tobacco	0.3
Diversified Consumer Services	0.2

COMMON STOCKS—99.1%
		Value
Shares		(000s)

AEROSPACE & DEFENSE—0.6%
4,700	Goodrich Corp.[1]	$207

AIRLINES—0.9%
4,400	Alaska Air Group Inc.*	177
16,300	ExpressJet Holdings Inc.*	129

		306
AUTO COMPONENTS—1.4%
3,600	Autoliv Inc. (SW)	205
9,000	Goodyear Tire & Rubber Co.[1]*	138
5,300	Tenneco Automotive Inc.	120

		463

BEVERAGES—2.2%
19,000	Coca-Cola Enterprises Inc.[1]	381
2,600	Molson Coors Brewing Co. Cl. B1	185
7,700	PepsiAmericas Inc.	157

		723

BUILDING PRODUCTS—0.8%
9,800	Masco Corp.	271

CAPITAL MARKETS—0.9%
2,300	A.G. Edwards Inc.	131
1,100	Bear Stearns Cos. Inc.	167

		298

CHEMICALS—6.0%
12,700	A. Schulman Inc.	307
3,800	Eastman Chemical Co.	232
6,000	Georgia Gulf Corp.[1]	128
5,500	Lubrizol Corp.	248
11,400	Olin Corp.	197
8,600	PPG Industries Inc.	588
10,100	Valspar Corp.	271

		1,971

COMMERCIAL BANKS—6.9%
7,000	AmSouth Bancorporation	212
9,900	Comerica Inc.	576
21,400	Huntington Bancshares Inc.[1]	522
12,300	KeyCorp	457
2,600	Popular Inc.[1]	47
1,600	Regions Financial Corp.[1]	61
4,300	UnionBanCal Corp.[1]	248
3,100	United Bankshares Inc.	118

		2,241

COMMERCIAL SERVICES & SUPPLIES—1.5%
18,000	IKON Office Solutions Inc.	268
5,200	John H. Harland Co.[1]	213

		481

COMPUTERS & PERIPHERALS—1.6%
5,500	Lexmark International Inc. CL A1	350
10,100	Western Digital Corp.	184

		534

CONSUMER FINANCE—1.5%
5,100	Advanta Corp. Cl. B1	200
11,400	AmeriCredit Corp.[1]*	292

		492

CONTAINERS & PACKAGING—0.7%
2,400	Greif Inc. Cl. A	225

DIVERSIFIED CONSUMER SERVICES—0.2%
3,500	H&R Block Inc.[1]	76

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

DIVERSIFIED FINANCIAL SERVICES—1.4%
9,000	CIT Group Inc.	$468

DIVERSIFIED TELECOMMUNICATION SERVICES—0.8%
6,500	CenturyTel Inc.[1]	262

ELECTRIC UTILITIES—4.8%
10,500	American Electric Power Company Inc.	435
5,200	Edison International	231
21,200	Pepco Holdings Inc.	539
7,700	Pinnacle West Capital Corp.	368

		1,573

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.7%
27,700	Sanmina-SCI Corp.*	110
34,100	Solectron Corp.[1]*	114
23,300	Vishay Intertechnology Inc.[1]*	314

		538

FOOD & STAPLES RETAILING—1.5%
5,000	BJ’s Wholesale Club Inc.[1]	144
4,500	Safeway Inc.[1]*	132
6,055	SUPERVALU Inc.	202

		478

FOOD PRODUCTS—1.6%
28,600	Del Monte Foods Co.	308
3,600	Pilgrim’s Pride Corp.[1]	90
8,300	Tyson Foods Inc. Cl. A1	120

		518

GAS UTILITIES—1.1%
5,100	National Fuel Gas Co.[1]	190
4,800	WGL Holdings Inc.[1]	156

		346

HEALTH CARE PROVIDERS & SERVICES—2.4%
10,500	Apria Healthcare Group Inc.[1]	245
2,300	CIGNA Corp.	269
3,600	Kindred Healthcare Inc.[1]*	97
3,300	Universal Health Services Inc. Cl. B	175

		786

HOTELS, RESTAURANTS & LEISURE—0.7%
7,600	Ruby Tuesday Inc.	211

HOUSEHOLD DURABLES—3.3%
7,700	American Greetings Corp. Cl. A1	184
2,700	Beazer Homes USA Inc.[1]	117
4,900	Furniture Brands International Inc.[1]	91
170	NVR Inc.[1]*	96
3,400	Stanley Works[1]	162
8,200	Tupperware Corp.[1]	174
2,900	Whirlpool Corp.[1]	252

		1,076

HOUSEHOLD PRODUCTS—0.3%
1,300	Energizer Holdings Inc.[1]*	102

INSURANCE—8.6%
5,400	Cincinnati Financial Corp.	247
6,900	Horace Mann Educators Corp.	139
2,300	LandAmerica Financial Group Inc.[1]	145
6,911	Lincoln National Corp.	438
3,700	MBIA Inc.[1]	229
10,900	Nationwide Financial Services Inc. Cl. A1	555
3,900	Principal Financial Group[1]*	220
3,200	Protective Life Corp.	142
9,800	Safeco Corp.	570
2,800	StanCorp Financial Group Inc.	128

		2,813

IT SERVICES—1.8%
3,300	Computer Sciences Corp.[1]*	174
8,800	Convergys Corp.*	187
9,300	Sabre Holdings Corp. Cl. A1	236

		597

LEISURE EQUIPMENT & PRODUCTS—2.8%
6,200	Eastman Kodak Co.[1]	151
20,000	Hasbro Inc.[1]	519
11,000	Mattel Inc.	249

		919

MACHINERY—3.2%
8,400	AGCO Corp.[1]*	225
5,100	Albany International Corp. Cl. A	171
2,000	Cummins Inc.	254
7,900	Navistar International Corp.*	219
3,200	SPX Corp.[1]	184

		1,053

MEDIA—2.4%
6,200	Gannett Inc.	367
12,000	Sinclair Broadcast Group Inc. Cl. A1	108
6,900	Tribune Co.[1]	230
10,200	Westwood One Inc.[1]	81

		786

METALS & MINING—1.5%
5,300	Nucor Corp.[1]	309
2,600	United States Steel Corp.[1]	176

		485

MULTI-UTILITIES—6.1%
13,700	Alliant Energy Corp.[1]	525
18,000	CenterPoint Energy Inc.[1]	279
5,700	DTE Energy Co.	259
3,600	NiSource Inc.	84
3,800	NSTAR[1]	132
9,700	Puget Energy Inc.	232
9,800	TECO Energy Inc.	161
14,100	Xcel Energy Inc.[1]	311

		1,983

MULTILINE RETAIL—0.7%
3,000	J.C. Penney Co. Inc.[1]	226

OFFICE ELECTRONICS—0.9%
17,400	Xerox Corp.[1]*	296

OIL, GAS & CONSUMABLE FUELS—4.2%
7,200	Hess Corp.	305
1,600	Houston Exploration Co.[1]*	87
3,600	Overseas Shipholding Group Inc.	225
6,200	Sunoco Inc.[1]	410

DOMESTIC EQUITY

Harbor Mid Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

OIL, GAS & CONSUMABLE FUELS—Continued
3,200	Swift Energy Co.*	$150
3,100	Tesoro Petroleum Corp.*	198

		1,375

PAPER & FOREST PRODUCTS—0.7%
8,500	MeadWestvaco Corp.[1]	234

PHARMACEUTICALS—1.1%
21,800	King Pharmaceuticals Inc.[1]	365

REAL ESTATE INVESTMENT TRUSTS (REITs)—6.6%
16,900	Anthracite Capital Inc.[1]	242
7,500	Entertainment Properties Trust	412
2,100	First Industrial Realty Trust Inc.[1]	97
10,800	Friedman, Billings, Ramsey Group Inc. Cl. A1	82
9,500	Hospitality Properties Trust[1]	460
18,200	HRPT Properties Trust[1]	217
10,700	Innkeepers USA Trust	184
5,200	RAIT Investment Trust[1]	156
9,000	Ramco-Gershenson Properties Trust[1]	295

		2,145

ROAD & RAIL—1.5%
8,000	CSX Corp.	286
5,300	YRC Worldwide Inc.[1]	205

		491

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.5%
26,000	AMIS Holdings, Inc.	249
6,200	Axcelis Technologies Inc.*	43
9,900	LSI Logic Corp.[1]*	100
14,700	Novellus Systems Inc.*	406

		798

SOFTWARE—0.4%
4,700	Sybase Inc.	114

SPECIALTY RETAIL—2.1%
1,400	Barnes & Noble Inc.[1]	58
4,300	Borders Group Inc.[1]	89
2,300	Sherwin-Williams Co.[1]	136
7,700	Sonic Automotive Inc. Cl. A	202
6,600	Stage Stores Inc.	214

		699

TEXTILES, APPAREL & LUXURY GOODS—3.1%
12,900	Jones Apparel Group Inc.[1]	431
5,300	Kellwood Co.[1]	162
3,800	Liz Claiborne Inc.[1]	161
3,200	VF Corp.	243

		997

THRIFTS & MORTGAGE FINANCE—3.3%
3,000	Downey Financial Corp.[1]	207
2,900	IndyMac Bancorp Inc.[1]	132
8,400	MGIC Investment Corp.[1]	493
4,800	Radian Group Inc.[1]	256

		1,088

TOBACCO—0.3%
1,600	Reynolds American Inc.[1]	101

TRADING COMPANIES & DISTRIBUTORS—0.5%
6,100	United Rentals Inc.[1]	144

TOTAL COMMON STOCKS (Cost $28,873)		32,355

SHORT-TERM INVESTMENTS—34.8%
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$2,581	Repurchase Agreement with State Street Corp. dated October 31, 2006 due November 1, 2006 at 4.550% collateralized by a Federal National Mortgage Association Note (FNMA) (market value $2,636)	2,581

Shares

SECURITIES LENDING COLLATERAL
8,763,292	State Street Navigator Securities Lending Prime Portfolio (1-day yield of 5.260%)	8,763

TOTAL SHORT-TERM INVESTMENTS (Cost $11,344)		11,344

TOTAL INVESTMENTS—133.9% (Cost $40,217)		43,699
CASH AND OTHER ASSETS, LESS LIABILITIES—(33.9)%		(11,053)

TOTAL NET ASSETS—100.0%		$32,646

1	A portion or all of this security was out on loan at October 31, 2006.

*	Non-income producing security.

(SW)	Sweden.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

[THIS PAGE INTENTIONALLY LEFT BLANK]

DOMESTIC EQUITY

Harbor Small Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
EARNEST Partners LLC
75 Fourteenth Street
Suite 2300
Atlanta, GA 30309
Paul Viera
Portfolio Manager (since 2001)
EARNEST Partners has subadvised the Fund since its inception in 2001.
INVESTMENT GOAL
Long-term total return.
PRINCIPAL STYLE CHARACTERISTICS
Small cap value stocks.

TOP TEN HOLDINGS (% of net assets)

Cabot Oil & Gas Corp.	3.4%
Global Payments Inc.	3.3
Pharmaceutical Product Development Inc.	3.1
Covance Inc.	2.9
SL Green Realty Corp.	2.9
Raymond James Financial Inc.	2.6
FLIR Systems Inc.	2.4
Philadelphia Consolidated Holding Corp.	2.4
Phillips-Van Heusen Corp.	2.4
The Cooper Companies Inc.	2.3
FUND CATEGORY
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
The broad small cap equity market as represented by the Russell 2000® Index rose over 19% for the 12 months ended October 31, 2006. Over this same time, the small cap value market as represented by the Russell 2000® Value Index gained over 22%.
Much of the positive performance in the market can be attributed to strong domestic economic growth. U.S. GDP grew by over 5% in the first quarter of 2006 and, although it has slowed since, the economy remains healthy. Unemployment declined to 4.4%, its lowest level since 2001, and wages continued to rise. Energy prices also declined late in the fiscal year. Lower gasoline prices and a strong employment environment have contributed to healthy consumer spending. The robust economic expansion is also translating into strong corporate profit growth.
Perhaps the most notable economic event of the year was the Federal Reserve’s decision to pause after 17 consecutive interest rate hikes. The delicate balancing act of containing inflation by raising short term interest rates without stifling economic growth will continue to play out over coming months as there is some lag time between a change in the Fed’s policy and its impact on the economy. The bond market appeared convinced that inflation was under control, as the yield on the 10-year Treasury note declined late in the fiscal year to return to 4.6%, in line with October 2005.
Despite still-attractive mortgage rates, the housing market has been the source of much speculation and economic concern in the last 12 months. New home sales have fallen roughly 20% since the market high in July 2005. However, sales picked up in August and September 2006, and builders have slowed production and are working through excess inventories. Looking forward, we believe that the healthy employment environment, population growth, and scarcity of land should lead to consistent long-term growth for the housing market.
Performance
The Harbor Small Cap Value Fund returned 10.72% (Institutional Class), 10.48% (Retirement Class), and 10.28% (Investor Class) for the 2006 fiscal year, compared with the 22.90% return by its Russell 2000® Value Index benchmark. Overall, since its inception in 2001, the Fund has continued to outperform the benchmark.
Within the Russell 2000® Value Index, all sectors posted positive returns. The leading sectors were materials (+48%), industrials (+29%), information technology (+26%), and telecommunications (+42%). Materials companies benefited from a strong rise in commodity prices, and small steel companies in particular benefited from consolidation and rumors of acquisitions early in 2006. Within the industrials sector, many businesses, including waste management and equipment rental companies, benefited from the Gulf Coast cleanup and build-out following the 2005 hurricanes.

DOMESTIC EQUITY

Harbor Small Cap Value Fund
MANAGER’S COMMENTARY—Continued

Information technology and telecommunications stocks rose due to merger activity in the sectors as well as expectations for continued earnings growth.
Although still strong, sectors that lagged the benchmark return included energy (+17%), health care (+19%), and consumer discretionary (+17%). A mild 2006 hurricane season and a mild winter resulted in a build-up of natural gas and crude oil inventories that caused energy prices to fall from highs experienced earlier in the fiscal year. Rising health care costs continued to outpace inflation, but that gap has narrowed slightly, and speculation regarding changing government reimbursement rates, particularly given the change in political landscape, capped gains for the group. Finally, although consumer spending remains healthy, the sector overall was weighed down by a slowing housing market, higher short term interest rates, and higher energy prices.
Holdings that contributed to Fund performance included Bucyrus, SL Green Realty, Phillips-Van Heusen, Oceaneering International, and FLIR Systems. Bucyrus, a global mining equipment manufacturer, rose 51% due to healthy commodity prices and strong economic growth, which resulted in increased equipment and service orders. SL Green Realty, a real estate investment trust (REIT) focused on the Manhattan office market, rose 80% as office rents in Manhattan reached record levels. Within the consumer discretionary sector, Phillips-Van Heusen, the leading dress shirt maker in the U.S., rose 62% as it continued to produce profitable line extensions from its Calvin Klein brand and benefited from increased operating efficiencies. Oceaneering International, an oil services company that manufactures remote-operated vehicles for sub-sea drilling and construction, led the energy names in the portfolio, rising 50%. FLIR Systems, a manufacturer of infrared equipment and technology, rose 52%, with much of that appreciation coming this fall after the company won a key military helicopter contract.
Underperformers included three homebuilders—Meritage, Hovnanian, and Standard Pacific—each down over 25%. Homebuilders came under pressure as investors became concerned over rising inventory in select U.S. markets as well as rising interest rates. We would note that all three of these companies are national players with diversified client bases, healthy balance sheets, and sizable stature allowing significant negotiating clout with vendors. At current prices, the stocks are trading at less than 10x next year’s earnings estimates, a significant discount to the broader market. Longer term, we expect new household formation to continue supporting double-digit earnings growth, and we believe the P/ E multiples will expand concurrently.
Outlook and Strategy
As of October 31, 2006, the Fund’s largest positions were in the financial, industrial, consumer discretionary, and health care sectors. Relative to the benchmark, the portfolio was overweighted in the consumer discretionary, health care, industrial, and energy sectors and was underweighted in financials, materials, information technology, and utilities.
In managing the Harbor Small Cap Value Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our proven three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find the best stocks to include in the portfolio.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in approximately 55-70 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

DOMESTIC EQUITY

Harbor Small Cap Value Fund
FUND SUMMARY—October 31, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 022
Cusip: 411511843
Ticker: HASCX
Inception Date: 12-14-2001
RETIREMENT CLASS
Fund #: 222
Cusip: 411511710
Ticker: HSVRX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 422
Cusip: 411511694
Ticker: HISVX
Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	67	1,303
Total Net Assets (000s)	$2,124,699	N/A
Weighted Average Market Cap ($MM)	$2,475	$1,135
Adjusted Price/Earnings Ratio (P/E)	21.5x	26.3x
Price/Book Ratio (P/B)	3.0x	2.1x
Beta vs Russell 2000® Value Index	0.9	1.0
Portfolio Turnover Rate (Year Ended 10-31-2006)	27%	N/A
SECTOR ALLOCATION (% of investments)
PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 12-14-2001 through 10-31-2006

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

TOTAL RETURNS
For the periods ended 10-31-2006

		Average Annual
				Final Value
	1	5	Life of	of a $10,000
	Year	Years	Fund	Investment

Harbor Small Cap Value Fund

Institutional Class	10.72%	N/A	17.21%	$21,702
Retirement Class	10.48	N/A	17.06	21,570
Investor Class	10.28	N/A	16.86	21,389

Comparative Index

Russell 2000® Value	22.90%	17.52%	15.71%	$20,379

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

DOMESTIC EQUITY

Harbor Small Cap Value Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.83%
Total Net Assets (000s):
  $1,928,482
RETIREMENT CLASS
Expense Ratio: 1.08%
Total Net Assets (000s):
  $57,301
INVESTOR CLASS
Expense Ratio: 1.23%
Total Net Assets (000s):
  $138,916

FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2006 through October 31, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2006)	(October 31, 2006)	Period*

Institutional Class
Actual	$1,000.00	$966.77	$4.11
Hypothetical (5% return)	1,000.00	1,021.03	4.23

Retirement Class
Actual	$1,000.00	$965.78	$5.35
Hypothetical (5% return)	1,000.00	1,019.77	5.50

Investor Class
Actual	$1,000.00	$965.06	$6.09
Hypothetical (5% return)	1,000.00	1,019.01	6.26

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DOMESTIC EQUITY

Harbor Small Cap Value Fund
PORTFOLIO OF INVESTMENTS—October 31, 2006

Equity Holdings (% of net assets)
(Excludes net cash, short-term investments and other investment companies of 2.9%)

Insurance	7.5
Capital Markets	7.1
Machinery	6.6
Oil, Gas & Consumable Fuels	6.5
Household Durables	6.3
Life Sciences Tools & Services	6.0
Electronic Equipment & Instruments	5.9
Health Care Providers & Services	5.8
IT Services	4.9
Commercial Services & Supplies	3.7
Aerospace & Defense	3.4
Hotels, Restaurants & Leisure	3.0
Real Estate Investment Trusts (REITs)	2.9
Chemicals	2.7
Commercial Banks	2.7
Thrifts & Mortgage Finance	2.6
Textiles, Apparel & Luxury Goods	2.4
Health Care Equipment & Supplies	2.3
Energy Equipment & Services	2.1
Specialty Retail	2.0
Multi-Utilities	1.9
Construction & Engineering	1.8
Gas Utilities	1.5
Construction Materials	1.4
Trading Companies & Distributors	1.1
Diversified Financial Services	1.0
Personal Products	0.8
Consumer Finance	0.6
Automobiles	0.5
Pharmaceuticals	0.1

COMMON STOCKS—97.1%
		Value
Shares		(000s)

AEROSPACE & DEFENSE—3.4%
2,077,700	Hexcel Corp.[1]*	$33,638
1,025,398	Moog Inc. Cl. A1*	38,247

		71,885
AUTOMOBILES—0.5%
349,800	Winnebago Industries Inc.[1]	11,645

CAPITAL MARKETS—7.1%
219,184	Calamos Asset Management Inc. Cl. A1	6,405
1,353,173	Eaton Vance Corp.[1]	42,002
1,704,400	Jefferies Group Inc.[1]	48,967
1,709,968	Raymond James Financial Inc.[1]	54,480

		151,854

CHEMICALS—2.7%
855,200	Scotts Miracle-Gro Co. Cl. A1	42,298
538,100	Valspar Corp.[1]	14,416

		56,714

COMMERCIAL BANKS—2.7%
453,179	Oriental Financial Group Inc.[1]	5,420
874,200	Pacific Capital Bancorp[1]	26,890
769,800	Sterling Financial Corp.[1]	25,604

		57,914

COMMERCIAL SERVICES & SUPPLIES—3.7%
510,202	Administaff Inc.[1]	17,577
2,966,600	Allied Waste Industries Inc.[1]*	36,044
612,038	School Specialty Inc.[1]*	23,967

		77,588

CONSTRUCTION & ENGINEERING—1.8%
950,100	URS Corp.[1]*	38,394

CONSTRUCTION MATERIALS—1.4%
1,230,861	Headwaters Inc.[1]*	30,464

CONSUMER FINANCE—0.6%
63,100	Student Loan Corp.[1]	13,062

DIVERSIFIED FINANCIAL SERVICES—1.0%
1,207,900	Asset Acceptance Capital Corp.[1]*	21,513

ELECTRONIC EQUIPMENT & INSTRUMENTS—5.9%
862,500	Benchmark Electronics Inc.[1]*	22,899
1,430,402	Checkpoint Systems Inc.[1]*	26,048
1,587,318	FLIR Systems Inc.[1]*	50,699
6,496,600	Sanmina-SCI Corp.[1]*	25,662

		125,308

ENERGY EQUIPMENT & SERVICES—2.1%
1,258,585	Oceaneering International Inc.[1]*	45,297

GAS UTILITIES—1.5%
786,700	ONEOK Inc.[1]	32,750

HEALTH CARE EQUIPMENT & SUPPLIES—2.3%
864,400	The Cooper Companies Inc.[1]	49,815

HEALTH CARE PROVIDERS & SERVICES—5.8%
1,142,300	AMERIGROUP Corp.[1]*	34,223
1,034,200	Centene Corp.[1]*	24,397
784,762	Healthways Inc.[1]*	33,235
981,800	Sunrise Senior Living Inc.[1]*	30,642

		122,497

HOTELS, RESTAURANTS & LEISURE—3.0%
700,999	Brinker International Inc.[1]	32,548
1,362,291	Sonic Corp.[1]*	30,992

		63,540

HOUSEHOLD DURABLES—6.3%
78,400	Harman International Industries Inc.[1]	8,024
915,396	Hovnanian Enterprises Inc. Cl. A1*	28,240
703,400	Meritage Home Corp.[1]*	32,202

DOMESTIC EQUITY

Harbor Small Cap Value Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

HOUSEHOLD DURABLES—Continued
712,000	Snap-on Inc.[1]	$33,485
1,353,660	Standard Pacific Corp.[1]	32,799

		134,750

INSURANCE—7.5%
1,061,597	Delphi Financial Group Inc.[1]	41,668
1,322,399	Philadelphia Consolidated Holding Corp.[1]*	51,732
335,100	Protective Life Corp.	14,828
981,200	State Auto Financial Corp.[1]	31,526
555,200	United Fire & Casualty Co.[1]	19,643

		159,397

IT SERVICES—4.9%
1,588,600	Global Payments Inc.[1]	69,437
986,400	MoneyGram International Inc.	33,745

		103,182

LIFE SCIENCES TOOLS & SERVICES—6.0%
1,035,900	Covance Inc.[1]*	60,600
2,086,486	Pharmaceutical Product Development Inc.	66,037

		126,637

MACHINERY—6.6%
849,600	Bucyrus International Inc. Cl. A1	35,598
495,600	Harsco Corp.	40,456
766,650	Joy Global Inc.[1]	29,984
1,132,900	Timken Co.[1]	34,043

		140,081

MULTI-UTILITIES—1.9%
1,421,200	PNM Resources Inc.[1]	40,021

OIL, GAS & CONSUMABLE FUELS—6.5%
1,361,000	Cabot Oil & Gas Corp.[1]	72,010
597,900	Houston Exploration Co.[1]*	32,382
736,400	Swift Energy Co.[1]*	34,405

		138,797

PERSONAL PRODUCTS—0.8%
945,419	Elizabeth Arden Inc.[1]*	16,488

PHARMACEUTICALS—0.1%
28,750	Barr Pharmaceuticals Inc.[1]*	1,506

REAL ESTATE INVESTMENT TRUSTS (REITs)—2.9%
515,000	SL Green Realty Corp.	62,341

SPECIALTY RETAIL—2.0%
930,900	Aaron Rents Inc. Cl. B1	23,161
1,115,863	Stein Mart Inc.[1]	18,266

		41,427

TEXTILES, APPAREL & LUXURY GOODS—2.4%
1,096,900	Phillips-Van Heusen Corp.[1]	$50,194

THRIFTS & MORTGAGE FINANCE—2.6%
500,400	Accredited Home Lenders Holding Co.[1]*	15,312
872,550	Astoria Financial Corp.[1]	25,313
565,100	BankUnited Financial Corp.[1]	15,241

		55,866

TRADING COMPANIES & DISTRIBUTORS—1.1%
458,884	Watsco Inc.[1]	22,852

TOTAL COMMON STOCKS (Cost $1,753,995)		2,063,779

OTHER INVESTMENT COMPANIES—1.2%
(Cost $23,170)
331,600	iShares Russell 2000 Value Index Fund[1]	25,682

SHORT-TERM INVESTMENTS—30.6%
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
$41,400	Repurchase Agreement with State Street Corp. dated October 31, 2006 due November 1, 2006 at 4.550% collateralized by Federal National Mortgage Association Note (FNMA) (market value $42,238)	41,400

Shares

SECURITIES LENDING COLLATERAL
	State Street Navigator Securities Lending
607,770,911	Prime Portfolio (1-day yield of 5.260%)	607,771

TOTAL SHORT-TERM INVESTMENTS (Cost $649,171)		649,171

TOTAL INVESTMENTS—128.9% (Cost $2,426,336)		2,738,632

CASH AND OTHER ASSETS, LESS LIABILITIES—(28.9)%		(613,933)

TOTAL NET ASSETS—100.0%		$2,124,699

1	A portion or all of this security was out on loan at October 31, 2006.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Domestic Equity Funds
STATEMENT OF ASSETS AND LIABILITIES—October 31, 2006

(All amounts in Thousands, except per share amounts)

	Harbor	Harbor	Harbor	Harbor	Harbor	Harbor	Harbor
	Capital	Mid Cap	Small Cap	Small Company	Large Cap	Mid Cap	Small Cap
	Appreciation	Growth	Growth	Growth	Value	Value	Value

ASSETS
Investments, at identified cost*	$7,344,498	$200,547	$592,607	$9,483	$761,381	$40,217	$2,426,336

Investments, at value (including securities loaned of $295,608; $45,615; $0; $0; $19,956; $8,526; $588,385)	$8,871,426	$201,666	$728,005	$9,385	$867,450	$41,118	$2,697,232
Repurchase agreements	—	12,069	4,935	551	46,245	2,581	41,400
Cash	—	1	1	—	—	1	—
Receivables for:
Investments sold	181,614	1,361	—	107	9,933	—	1,912
Foreign currency contracts	43,657	289	—	—	—	—	—
Capital shares sold	7,964	78	573	2	794	38	1,031
Dividends	2,582	17	28	2	949	39	953
Interest	8	2	1	—	6	—	5
Withholding tax receivable	17	6	—	—	—	—	—
Other assets	—	—	—	—	4	—	1
Prepaid fund insurance	64	1	5	—	7	1	17

Total Assets	9,107,332	215,490	733,548	10,047	925,388	43,778	2,742,551

LIABILITIES
Payables for:
Investments purchased	57,648	4,289	2,302	284	11,715	2,312	6,590
Foreign currency contracts	43,653	289	—	—	—	—	—
Capital shares reacquired	41,567	72	961	5	2,116	34	2,000
Collateral for securities loaned	302,434	46,898	—	—	20,794	8,763	607,771
Due to custodian	3,642	—	—	—	—	—	—
Accrued expenses:
Management fees	4,417	98	459	6	450	11	1,351
12b-1 fees	162	11	20	—	61	1	42
Trustees’ fees and expenses	39	1	5	—	4	1	10
Transfer agent fees	319	6	27	—	57	1	78
Other	28	9	30	5	3	9	10

Total Liabilities	453,909	51,673	3,804	300	35,200	11,132	617,852

NET ASSETS	$8,653,423	$163,817	$729,744	$9,747	$890,188	$32,646	$2,124,699

Net Assets Consist of:
Paid-in capital	$9,206,791	$150,821	$539,967	$9,471	$722,346	$27,989	$1,768,169
Undistributed/ (overdistributed) net investment income	16,961	—	1	—	2,868	217	1,556
Accumulated net realized gain/(loss)	(2,097,244)	(192)	49,443	(177)	12,660	958	42,678
Unrealized appreciation/(depreciation) of investments	1,526,915	13,188	140,333	453	152,314	3,482	312,296

	$8,653,423	$163,817	$729,744	$9,747	$890,188	$32,646	$2,124,699

NET ASSET VALUE PER SHARE PER CLASS[1]:
Institutional Class
Net assets	$7,882,712	$110,633	$633,956	$7,559	$596,888	$26,630	$1,928,482
Shares of beneficial interest[2]	241,455	14,581	46,291	742	31,760	2,008	90,777
Net asset value per share	$32.65	$7.59	$13.69	$10.18	$18.79	$13.26	$21.24
Retirement Class
Net assets	$207,852	$46,402	$48,525	$1,016	$8,352	$184	$57,301
Shares of beneficial interest[2]	6,401	6,133	3,575	100	445	14	2,707
Net asset value per share	$32.47	$7.57	$13.57	$10.16	$18.77	$13.24	$21.17
Investor Class
Net assets	$562,859	$6,782	$47,263	$1,172	$284,948	$5,832	$138,916
Shares of beneficial interest[2]	17,421	902	3,509	116	15,234	441	6,617
Net asset value per share	$32.31	$7.52	$13.47	$10.15	$18.70	$13.22	$20.99

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $ 0.01 (unlimited authorizations).
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Domestic Equity Funds
STATEMENT OF OPERATIONS—Year Ended October 31, 2006

(All amounts in Thousands)

	Harbor	Harbor	Harbor	Harbor	Harbor	Harbor	Harbor
	Capital	Mid Cap	Small Cap	Small Company	Large Cap	Mid Cap	Small Cap
	Appreciation	Growth	Growth	Growth[1]	Value	Value	Value

Investment Income:
Dividends	$58,007	$325	$2,824	$12	$14,082	$287	$12,506
Interest	8,203	244	762	14	1,054	30	4,368
Securities lending income	14,561	128	—	—	938	215	4,975
Foreign taxes withheld	(2,691)	(14)	—	—	—	—	(25)

Total Investment Income	78,080	683	3,586	26	16,074	532	21,824
Operating Expenses:
Management fees	50,868	798	5,592	36	5,064	167	16,078
12b-1 fees:
Retirement Class	439	15	118	2	20	—	142
Investor Class	1,167	14	108	2	595	7	406
Shareholder communications	929	58	38	28	75	4	283
Custodian fees	374	134	111	14	70	87	134
Transfer agent fees:
Institutional Class	3,857	45	322	1	299	9	957
Retirement Class	85	2	23	—	4	—	28
Investor Class	894	11	83	1	460	5	323
Professional fees	236	7	26	8	20	1	52
Trustees’ fees and expenses	126	1	11	—	12	—	32
Registration fees	207	75	42	61	77	50	186
Miscellaneous	143	6	21	—	11	4	23

Total operating expenses	59,325	1,166	6,495	153	6,707	334	18,644
Management fees waived	—	(41)	—	—	—	(69)	—
Other expenses waived	—	(82)	—	(105)	—	(44)	—
Other expense reimbursements and reductions (See Note 4)	(61)	(2)	(3)	—	(8)	—	(18)

Net operating expenses	59,264	1,041	6,492	48	6,699	221	18,626

Net Investment Income/(Loss)	18,816	(358)	(2,906)	(22)	9,375	311	3,198
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	508,930	143	66,430	(177)	14,826	1,031	49,921
Foreign currency transactions	(20)	(29)	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	(140,635)	12,757	33,716	453	84,603	1,934	147,628
Translation of assets and liabilities in foreign currencies	(13)	—	—	—	—	—	—

Net gain/(loss) on investment transactions	368,262	12,871	100,146	276	99,429	2,965	197,549

Net Increase/(Decrease) in Net Assets Resulting from Operations	$387,078	$12,513	$97,240	$254	$108,804	$3,276	$200,747

1	For the period February 1, 2006 (inception) through October 31, 2006.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor Domestic Equity Funds
STATEMENT OF CHANGES IN NET ASSETS

(All amounts in Thousands)

	Harbor		Harbor
	Capital Appreciation		Mid Cap Growth

For the Year Ended October 31:	2006	2005	2006	2005

INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income/(loss)	$18,816	$29,463	$(358)	$(250)
Net realized gain/(loss) on investments	508,910	438,353	114	11,905
Net unrealized appreciation/(depreciation) of investments	(140,648)	571,131	12,757	(3,094)

Net increase/(decrease) in net assets resulting from operations	387,078	1,038,947	12,513	8,561

Distributions to Shareholders:
Net investment income:
Institutional Class	(7,307)	(26,041)	—	—
Retirement Class	—	(409)	—	—
Investor Class	—	(88)	—	—
Net realized gain on investments:
Institutional Class	—	—	(6,715)	—
Retirement Class	—	—	(3)	—
Investor Class	—	—	(299)	—

Total distributions to shareholders	(7,307)	(26,538)	(7,017)	—

Net Increase/(Decrease) Derived from Capital Stock Activity	657,970	(7,004)	103,123	(3,530)

Net increase/(decrease) in net assets	1,037,741	1,005,405	108,619	5,031
Net Assets:
Beginning of period	7,615,682	6,610,277	55,198	50,167

End of period*	$8,653,423	$7,615,682	$163,817	$55,198

* Includes undistributed/(over-distributed) net investment income of:	$16,961	$6,757	$—	$—

a	For the period February 1, 2006 (inception) through October 31, 2006.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor		Harbor	Harbor		Harbor		Harbor
Small Cap Growth		Small Company Growth	Large Cap Value		Mid Cap Value		Small Cap Value

2006	2005	2006[a]	2006	2005	2006	2005	2006	2005

$(2,906)	$(3,286)	$(22)	$9,375	$4,923	$311	$184	$3,198	$1,137
66,430	67,127	(177)	14,826	23,344	1,031	487	49,921	29,537
33,716	(6,198)	453	84,603	18,797	1,934	1,349	147,628	86,282

97,240	57,643	254	108,804	47,064	3,276	2,020	200,747	116,956

—	—	—	(6,461)	(4,200)	(181)	(46)	(1,770)	—
—	—	—	(70)	(37)	(1)	—	—	—
—	—	—	(1,888)	(108)	(16)	(4)	—	—
(51,211)	(44,035)	—	—	—	(396)	(954)	(26,794)	(2,966)
(3,304)	(2,943)	—	—	—	(2)	(1)	(736)	(20)
(2,666)	(1,790)	—	—	—	(46)	(113)	(2,830)	(162)

(57,181)	(48,768)	—	(8,419)	(4,345)	(642)	(1,118)	(32,130)	(3,148)

(18,803)	(44,306)	9,493	74,740	298,460	12,575	5,911	144,478	1,222,431

21,256	(35,431)	9,747	175,125	341,179	15,209	6,813	313,095	1,336,239
708,488	743,919	—	715,063	373,884	17,437	10,624	1,811,604	475,365

$729,744	$708,488	$9,747	$890,188	$715,063	$32,646	$17,437	$2,124,699	$1,811,604

$1	$1	$—	$2,868	$1,967	$217	$138	$1,556	$993

DOMESTIC EQUITY

Harbor Domestic Equity Fund
STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts and shares in Thousands)

	Harbor		Harbor
	Capital Appreciation		Mid Cap Growth

For the Year Ended October 31:	2006	2005	2006	2005

AMOUNT ($)
Institutional Class:
Net proceeds from sale of shares	$2,085,928	$1,297,581	$66,998	$20,494
Reinvested in payment of distributions	6,311	22,924	6,688	—
Cost of shares reacquired	(1,758,370)	(1,609,505)	(20,422)	(24,692)
Cost of shares reacquired through in-kind redemptions	—	—	—	—

Net increase/(decrease) in net assets	$333,869	$(289,000)	$53,264	$(4,198)

Retirement Class:
Net proceeds from sale of shares	$111,009	$121,263	$47,599	$12
Reinvested in payment of distributions	—	409	3	—
Cost of shares reacquired	(32,541)	(21,395)	(2,668)	—

Net increase/(decrease) in net assets	$78,468	$100,277	$44,934	$12

Investor Class:
Net proceeds from sale of shares	$347,805	$220,113	$7,564	$1,298
Reinvested in payment of distributions	—	83	297	—
Cost of shares reacquired	(102,172)	(38,477)	(2,936)	(642)

Net increase/(decrease) in net assets	$245,633	$181,719	$4,925	$656

SHARES
Institutional Class:
Shares sold	64,675	45,172	9,081	3,020
Shares issued in reinvestment of distributions	191	796	951	—
Shares reacquired	(55,162)	(56,540)	(2,759)	(3,718)
Shares reacquired through in-kind redemptions	—	—	—	—

Net increase/(decrease) in shares outstanding	9,704	(10,572)	7,273	(698)
Beginning of period	231,751	242,323	7,308	8,006

End of period	241,455	231,751	14,581	7,308

Retirement Class:
Shares sold	3,454	4,276	6,490	2
Shares issued in reinvestment of distributions	—	14	1	—
Shares reacquired	(1,034)	(749)	(360)	—

Net increase/(decrease) in shares outstanding	2,420	3,541	6,131	2
Beginning of period	3,981	440	2	—

End of period	6,401	3,981	6,133	2

Investor Class:
Shares sold	10,789	7,427	1,022	190
Shares issued in reinvestment of distributions	—	3	43	—
Shares reacquired	(3,264)	(1,338)	(402)	(96)

Net increase/(decrease) in shares outstanding	7,525	6,092	663	94
Beginning of period	9,896	3,804	239	145

End of period	17,421	9,896	902	239

a	For the period February 1, 2006 (inception) through October 31, 2006.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Harbor		Harbor	Harbor		Harbor		Harbor
Small Cap Growth		Small Company Growth	Large Cap Value		Mid Cap Value		Small Cap Value

2006	2005	2006[a]	2006	2005	2006	2005	2006	2005

$54,642	$77,953	$7,830	$175,944	$220,984	$13,325	$7,825	$629,884	$1,233,823
43,064	37,495	—	4,749	3,733	549	955	20,761	1,937
(135,373)	(169,827)	(498)	(201,028)	(69,339)	(5,292)	(4,319)	(464,680)	(199,250)
—	(30,200)	—	—	—	—	—	—	—

$(37,667)	$(84,579)	$7,332	$(20,335)	$155,378	$8,582	$4,461	$185,965	$1,036,510

$13,513	$48,879	$1,000	$5,432	$2,380	$155	$80	$35,021	$41,519
3,304	2,943	—	70	37	3	1	736	20
(11,384)	(17,170)	—	(3,611)	(1,859)	(62)	—	(18,732)	(7,525)

$5,433	$34,652	$1,000	$1,891	$558	$96	$81	$17,025	$34,014

$20,183	$13,778	$1,324	$140,220	$146,784	$4,450	$2,357	$37,072	$194,663
2,651	1,759	—	1,882	107	62	117	2,580	160
(9,403)	(9,916)	(163)	(48,918)	(4,367)	(615)	(1,105)	(98,164)	(42,916)

$13,431	$5,621	$1,161	$93,184	$142,524	$3,897	$1,369	$(58,512)	$151,907

4,017	6,099	793	10,136	13,297	1,064	675	30,663	64,862
3,440	2,900	—	276	224	46	85	1,048	106
(10,036)	(13,208)	(51)	(11,516)	(4,177)	(425)	(371)	(22,581)	(10,435)
—	(2,232)	—	—	—	—	—	—	—

(2,579)	(6,441)	742	(1,104)	9,344	685	389	9,130	54,533
48,870	55,311	—	32,864	23,520	1,323	934	81,647	27,114

46,291	48,870	742	31,760	32,864	2,008	1,323	90,777	81,647

1,003	3,671	100	312	145	12	7	1,697	2,165
266	228	—	4	2	—	—	38	1
(860)	(1,365)	—	(207)	(112)	(5)	—	(918)	(391)

409	2,534	100	109	35	7	7	817	1,775
3,166	632	—	336	301	7	—	1,890	115

3,575	3,166	100	445	336	14	7	2,707	1,890

1,479	1,095	132	8,114	8,983	349	199	1,832	10,238
215	137	—	109	6	5	11	131	8
(710)	(789)	(16)	(2,814)	(264)	(49)	(98)	(4,797)	(2,249)

984	443	116	5,409	8,725	305	112	(2,834)	7,997
2,525	2,082	—	9,825	1,100	136	24	9,451	1,454

3,509	2,525	116	15,234	9,825	441	136	6,617	9,451

DOMESTIC EQUITY

Harbor Domestic Equity Funds Financial Highlights
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class

For the Year Ended October 31:	2006	2005	2004		2003		2002

Net asset value beginning of period	$31.02	$26.81	$25.21		$21.04		$26.40
Income from Investment Operations:
Net investment income/(loss)	.07 [c]	.13 [c]	.02	[c]	.05	[c]	.04
Net realized and unrealized gains/(losses) on investments	1.59	4.19	1.63		4.16		(5.36)

Total from investment operations	1.66	4.32	1.65		4.21		(5.32)

Less Distributions:
Dividends from net investment income	(.03)	(.11)	(.05)		(.04)		(.04)
Distributions from net realized capital gains[a]	—	—	—		—		—

Total distributions	(.03)	(.11)	(.05)		(.04)		(.04)

Net asset value end of period	32.65	31.02	26.81		25.21		21.04
Net assets end of period (000s)	$7,882,712	$7,187,988	$6,497,130		$6,338,120		$5,055,492

Ratios and Supplemental Data (%):
Total return	5.35%	16.14%	6.54%[d]		20.04%[d]		(20.20)%
Ratio of operating expenses to average net assets[b]	.67	.68	.67	[c]	.71	[c]	.69
Ratio of operating expenses not imposed to average net assets	—	—	.01		.01		—
Ratio of operating expenses net of all offsets to average net assets	.67	.68	.67	[c]	.71	[c]	.69
Ratio of interest/dividend expenses to average net assets	—	—	—		—		.01 [e]
Ratio of net investment income/(loss) to average net assets	.25	.44	.09	[c]	.24	[c]	.16
Portfolio turnover	71	69	67		64		76

HARBOR MID CAP GROWTH FUND
	Institutional Class

For the Year Ended October 31:	2006	2005[o]	2004		2003	2002

Net asset value beginning of period	$7.31	$6.15	$5.96		$4.14	$5.64
Income from Investment Operations:
Net investment income/(loss)	—[c]	(.03)[c]	—		(.03)[c]	(.06)[c]
Net realized and unrealized gains/(losses) on investments	1.13	1.19	.19		1.85	(1.44)

Total from investment operations	1.13	1.16	.19		1.82	(1.50)

Less Distributions:
Dividends from net investment income	—	—	—		—	—
Distributions from net realized capital gains[a]	(.85)	—	—		—	—

Total distributions	(.85)	—	—		—	—

Net asset value end of period	7.59	7.31	6.15		5.96	4.14
Net assets end of period (000s)	$110,633	$53,447	$49,275		$25,743	$8,974

Ratios and Supplemental Data (%):
Total return	16.30%[d]	18.86%[d]	3.19%[d]		44.31%[d]	(26.77	)% [d]
Ratio of operating expenses to average net assets[b]	.94 [c]	.95 [c]	.98	[c]	1.20 [c]	1.20	[c]
Ratio of operating expenses not imposed to average net assets	.12	.20	.14		.58	.31
Ratio of operating expenses net of all offsets to average net assets	.94 [c]	.95 [c]	.98	[c]	1.20 [c]	1.20	[c]
Ratio of net investment income/(loss) to average net assets	(.30)[c]	(.48)[c]	(.65)[c]		(.95)[c]	(1.11)[c]
Portfolio turnover	131	177	77		114	70

See page 64 for notes to the Domestic Equity Funds Financial Highlights.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Retirement Class						Investor Class

2006		2005	2004		2003[f]	2006		2005	2004	2003[f]

$30.90		$26.77	$25.21		$21.04	$30.79		$26.65	$25.12	$21.04
.05	[c]	—	—		.04 [c]	(.02	) [c]	.05 [c]	(.05)[c]	—
1.52		4.23	1.59		4.17	1.54		4.11	1.58	4.11

1.57		4.23	1.59		4.21	1.52		4.16	1.53	4.11

—		(.10)	(.03)		(.04)	—		(.02)	—	(.03)
—		—	—		—	—		—	—	—

—		(.10)	(.03)		(.04)	—		(.02)	—	(.03)

32.47		30.90	26.77		25.21	32.31		30.79	26.65	25.12
$207,852		$123,018	$11,775		$850	$562,859		$304,676	$101,372	$40,475

5.08%		15.84%	6.32	% [d]	20.04%[d]	4.94%		15.62%	6.09%[d]	19.55%[d]
.92		.92	.92	[c]	.94 [c]	1.07		1.10	1.10 [c]	1.13 [c]
—		—	.01		.01	—		—	.01	.01
.92		.92	.92	[c]	.94 [c]	1.07		1.10	1.10 [c]	1.13 [c]
—		—	—		—	—		—	—	—
—		(.13)	(.18	) [c]	(.09)[c]	(.15)		(.10)	(.35)[c]	(.29)[c]
71		69	67		64	71		69	67	64

Retirement Class							Investor Class

2006		2005[o]		2004		2003[f]	2006		2005[o]		2004		2003[f]

$7.31		$6.15		$5.96		$4.14	$7.28		$6.15		$5.96		$4.14
—	[c]	—		(.04	) [c]	(.02)[c]	(.01	) [c]	(.04)[c]		.01	[c]	(.02)[c]
1.11		1.16		.23		1.84	1.10		1.17		.18		1.84

1.11		1.16		.19		1.82	1.09		1.13		.19		1.82

—		—		—		—	—		—		—		—
(.85)		—		—		—	(.85)		—		—		—

(.85)		—		—		—	(.85)		—		—		—

7.57		7.31		6.15		5.96	7.52		7.28		6.15		5.96
$46,402		$14		$1		$6	$6,782		$1,737		$891		$209

15.99	% [d]	18.86	% [d]	3.19	% [d]	44.31%[d]	15.77	% [d]	18.37	% [d]	3.19%[d]		44.31%[d]
1.18	[c]	1.18	[c]	1.23	[c]	1.40 [c]	1.32	[c]	1.38	[c]	1.38	[c]	1.40 [c]
.12		.20		.08		.63	.12		.20		.18		.81
1.18	[c]	1.18	[c]	1.23	[c]	1.40 [c]	1.32	[c]	1.38	[c]	1.38	[c]	1.40 [c]
(.58	) [c]	(.67)[c]		(.90	) [c]	(1.13)[c]	(.69	) [c]	(.87)[c]		(1.06	) [c]	(1.13)[c]
131		177		77		114	131		177		77		114

DOMESTIC EQUITY

Harbor Domestic Equity Funds Financial Highlights—Continued
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR SMALL CAP GROWTH FUND
	Institutional Class

For the Year Ended October 31:	2006	2005		2004		2003[g]	2002

Net asset value beginning of period	$13.00	$12.82		$12.05		$8.65	$9.72
Income from Investment Operations:
Net investment income/(loss)	—[c]	(.06	) [c]	—		(.04)[c]	(.03)[c]
Net realized and unrealized gains/(losses) on investments	1.74	1.07		.77		3.44	(1.04)

Total from investment operations	1.74	1.01		.77		3.40	(1.07)

Less Distributions:
Dividends from net investment income	—	—		—		—	—
Distributions from net realized capital gains[a]	(1.05)	(.83)		—		—	—

Total distributions	(1.05)	(.83)		—		—	—

Net asset value end of period	13.69	13.00		12.82		12.05	8.65
Net assets end of period (000s)	$633,956	$635,132		$709,318		$631,734	$103,951

Ratios and Supplemental Data (%):
Total return	14.17%	7.83%		6.39%[d]		39.31%[d]	(11.01	)% [d]
Ratio of operating expenses to average net assets[b]	.82	.84		.83	[c]	.93 [c]	.95	[c]
Ratio of operating expenses not imposed to average net assets	—	—		.02		.02	.08
Ratio of operating expenses net of all offsets to average net assets	.82	.84		.83	[c]	.93 [c]	.95	[c]
Ratio of net investment income/(loss) to average net assets	(.35)	(.40)		(.48)[c]		(.61)[c]	(.71)[c]
Portfolio turnover	55	69		54		83	50

HARBOR SMALL COMPANY GROWTH FUND
	Institutional Class		Retirement Class		Investor Class

For the Period Ended October 31:	2006[h]		2006[h]		2006[h]

Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations:
Net investment income/(loss)	—	[c]	(.01)[c]		(.02)[c]
Net realized and unrealized gains/(losses) on investments	.18		.17		.17

Total from investment operations	.18		.16		.15

Less Distributions:
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[a]	—		—		—

Total distributions	—		—		—

Net asset value end of period	10.18		10.16		10.15
Net assets end of period (000s)	$7,559		$1,016		$1,172

Ratios and Supplemental Data (%):
Total return	1.80%[d,k]		1.60%[d,k]		1.50%[d,k]
Ratio of operating expenses to average net assets[b]	.92	[c,l]	1.18	[c,l]	1.31	[c,l]
Ratio of operating expenses not imposed to average net assets	2.19	[l]	2.19	[l]	2.19	[l]
Ratio of operating expenses net of all offsets to average net assets	.92	[c,l]	1.18	[c,l]	1.31	[c,l]
Ratio of net investment income/(loss) to average net assets	(.38)[c,l]		(.58)[c,l]		(.71)[c,l]
Portfolio turnover	53	[k]	53	[k]	53	[k]

See page 64 for notes to the Domestic Equity Funds Financial Highlights.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Retirement Class							Investor Class

2006		2005		2004		2003[f]	2006		2005		2004		2003[f]

$12.92		$12.78		$12.05		$8.65	$12.85		$12.74		$12.02		$8.65
(.03	) [c]	(.07	) [c]	(.02	) [c]	(.02)[c]	(.02	) [c]	(.09	) [c]	.02	[c]	(.06)[c]
1.73		1.04		.75		3.42	1.69		1.03		.70		3.43

1.70		.97		.73		3.40	1.67		.94		.72		3.37

—		—		—		—	—		—		—		—
(1.05)		(.83)		—		—	(1.05)		(.83)		—		—

(1.05)		(.83)		—		—	(1.05)		(.83)		—		—

13.57		12.92		12.78		12.05	13.47		12.85		12.74		12.02
$48,525		$40,916		$8,074		$4,482	$47,263		$32,440		$26,527		$12,279

13.93%		7.52%		6.06	% [d]	39.31%[d]	13.77%		7.31%		5.90	% [d]	39.08%[d]
1.07		1.09		1.08	[c]	1.16 [c]	1.22		1.27		1.25	[c]	1.36 [c]
—		—		.01		.02	—		—		.02		.02
1.07		1.09		1.08	[c]	1.16 [c]	1.22		1.27		1.25	[c]	1.36 [c]
(.60)		(.66)		(.73	) [c]	(.83)[c]	(.74)		(.83)		(.91	) [c]	(1.03)[c]
55		69		54		83	55		69		54		83

DOMESTIC EQUITY

Harbor Domestic Equity Funds Financial Highlights—Continued
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR LARGE CAP VALUE FUND
	Institutional Class

For the Year Ended October 31:	2006	2005	2004		2003		2002

Net asset value beginning of period	$16.63	$15.00	$13.52		$11.43		$13.01
Income from Investment Operations:
Net investment income/(loss)	.22 [c]	.16 [c]	.14	[c]	.11	[c]	.10
Net realized and unrealized gains/(losses) on investments	2.13	1.63	1.45		2.11		(1.63)

Total from investment operations	2.35	1.79	1.59		2.22		(1.53)

Less Distributions:
Dividends from net investment income	(.19)	(.16)	(.11)		(.13)		(.05)
Distributions from net realized capital gains[a]	—	—	—		—		—

Total distributions	(.19)	(.16)	(.11)		(.13)		(.05)

Net asset value end of period	18.79	16.63	15.00		13.52		11.43
Net assets end of period (000s)	$596,888	$546,624	$352,917		$202,159		$142,063

Ratios and Supplemental Data (%):
Total return	14.23%	11.90%	11.79	% [d]	19.56	% [d]	(11.83)%
Ratio of operating expenses to average net assets[b]	.68	.70	.68	[c]	.77	[c]	.77
Ratio of operating expenses not imposed to average net assets	—	—	.02		.01		—
Ratio of operating expenses net of all offsets to average net assets	.68	.70	.68	[c]	.77	[c]	.77
Ratio of net investment income/(loss) to average net assets	1.23	1.01	1.10		.94	[c]	.75
Portfolio turnover	31	24	19		25		35

HARBOR MID CAP VALUE FUND
	Institutional Class

For the Year Ended October 31:	2006		2005		2004[i]		2003		2002[j]

Net asset value beginning of period	$11.90		$11.09		$10.06		$8.33		$10.00
Income from Investment Operations:
Net investment income/(loss)	.13	[c]	.14	[c]	.02	[c]	.01	[c]	—
Net realized and unrealized gains/(losses) on investments	1.65		1.68		1.01		1.72		(1.67)

Total from investment operations	1.78		1.82		1.03		1.73		(1.67)

Less Distributions:
Dividends from net investment income	(.13)		(.05)		—		—		—
Distributions from net realized capital gains[a]	(.29)		(.96)		—		—		—

Total distributions	(.42)		(1.01)		—		—		—

Net asset value end of period	13.26		11.90		11.09		10.06		8.33
Net assets end of period (000s)	$26,630		$15,744		$10,354		$7,959		$4,867

Ratios and Supplemental Data (%):
Total return	15.43	% [d]	16.92	% [d]	10.36%[d]		20.77	% [d]	(16.70	)% [d,j]
Ratio of operating expenses to average net assets[b]	.95	[c]	.95	[c]	1.02	[c]	1.20	[c]	1.20	[c,l]
Ratio of operating expenses not imposed to average net assets	.51		.93		1.08		1.15		1.93	[l]
Ratio of operating expenses net of all offsets to average net assets	.95	[c]	.95	[c]	1.02	[c]	1.20	[c]	1.20	[c,l]
Ratio of net investment income/(loss) to average net assets	1.45	[c]	1.27	[c]	.23	[c]	.15	[c]	(.22	) [c,l]
Portfolio turnover	18		20		152		67		41	[l]

See page 64 for notes to the Domestic Equity Funds Financial Highlights.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Retirement Class						Investor Class

2006	2005	2004		2003[f]		2006	2005	2004		2003[f]

$16.62	$14.99	$13.52		$11.43		$16.58	$14.96	$13.49		$11.43
.16 [c]	.14 [c]	.08	[c]	.15	[c]	.14 [c]	.07 [c]	.10	[c]	.10	[c]
2.14	1.61	1.50		2.07		2.12	1.64	1.43		2.07

2.30	1.75	1.58		2.22		2.26	1.71	1.53		2.17

(.15)	(.12)	(.11)		(.13)		(.14)	(.09)	(.06)		(.11)
—	—	—		—		—	—	—		—

(.15)	(.12)	(.11)		(.13)		(.14)	(.09)	(.06)		(.11)

18.77	16.62	14.99		13.52		18.70	16.58	14.96		13.49
$8,352	$5,577	$4,515		$5		$284,948	$162,862	$16,452		$6,682

13.93%	11.66%	11.69	% [d]	19.56%[d]		13.73%	11.44%	11.34	% [d]	19.13%[d]
.93	.95	.92	[c]	.93	[c]	1.08	1.10	1.10	[c]	1.17	[c]
—	—	.03		.01		—	—	.03		.01
.93	.95	.92	[c]	.93	[c]	1.08	1.10	1.10	[c]	1.17	[c]
.95	.77	.86	[c]	.66	[c]	.82	.70	.68	[c]	.34	[c]
31	24	19		25		31	24	19		25

Retirement Class								Investor Class

2006		2005		2004[i]		2003[f]		2006		2005		2004[i]	2003[f]

$11.90		$11.09		$10.06		$8.33		$11.88		$11.09		$10.06	$8.33
.10	[c]	.04	[c]	.02	[c]	—		.12	[c]	.07	[c]	(.01)[c]	(.01)[c]
1.66		1.76		1.01		1.73		1.62		1.71		1.04	1.74

1.76		1.80		1.03		1.73		1.74		1.78		1.03	1.73

(.13)		(.04	) [c]	—		—		(.11)		(.04)		—	—
(.29)		(.95)		—		—		(.29)		(.95)		—	—

(.42)		(.99)		—		—		(.40)		(.99)		—	—

13.24		11.90		11.09		10.06		13.22		11.88		11.09	10.06
$184		$81		$2		$—		$5,832		$1,612		$268	$46

15.17	% [d]	16.88	% [d]	10.36%[d]		20.77%[d]		15.00	% [d]	16.65	% [d]	10.24%[d]	20.77%[d]
1.18	[c]	1.18	[c]	—	[n]	—	[n]	1.32	[c]	1.38	[c]	1.39 [c]	1.39 [c]
.51		.93		—		—		.51		.93		1.53	1.38
1.18	[c]	1.18	[c]	—	[n]	—	[n]	1.32	[c]	1.38	[c]	1.39 [c]	1.39 [c]
1.22	[c]	.96	[c]	—	[n]	—	[n]	1.06	[c]	.88	[c]	(.15)[c]	(.16)[c]
18		20		152		67		18		20		152	67

DOMESTIC EQUITY

Harbor Domestic Equity Funds Financial Highlights—Continued
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR SMALL CAP VALUE FUND
	Institutional Class

For the Year Ended October 31:	2006	2005	2004		2003		2002[m]

Net asset value beginning of period	$19.50	$16.58	$13.88		$9.99		$10.00
Income from Investment Operations:
Net investment income/(loss)	.03 [c]	.01 [c]	—		(.01)[c]		(.02)[c]
Net realized and unrealized gains/(losses) on investments	2.04	3.00	2.70		3.90		.01

Total from investment operations	2.07	3.01	2.70		3.89		(.01)

Less Distributions:
Dividends from net investment income	(.02)	—	—		—		—
Distributions from net realized capital gains[a]	(.31)	(.09)	—		—		—

Total distributions	(.33)	(.09)	—		—		—

Net asset value end of period	21.24	19.50	16.58		13.88		9.99
Net assets end of period (000s)	$1,928,482	$1,592,120	$449,467		$159,380		$14,906

Ratios and Supplemental Data (%):
Total return	10.72%	18.22%	19.45	% [d]	38.94	% [d]	(.10	)% [d,k]
Ratio of operating expenses to average net assets[b]	.83	.83	.84	[c]	.94	[c]	1.20	[c,l]
Ratio of operating expenses not imposed to average net assets	—	—	.01		.30		.90	[l]
Ratio of operating expenses net of all offsets to average net assets	.83	.83	.84	[c]	.94	[c]	1.20	[c,l]
Ratio of net investment income/(loss) to average net assets	.19	.13	(.13)[c]		(.25)[c]		(.46	) [c,l]
Portfolio turnover	27	20	12		13		20	[k]

a	Includes both short-term and long-term capital gains.

b	Percentage does not reflect reduction for credit balance arrangements from custodian. (See Note 4 to Financial Statements).

c	Reflects the Adviser’s waiver of a portion of its management fees and/or other operating expenses.

d	The total returns would have been lower had certain expenses not been waived during the periods shown.

e	Interest expense for swap agreements.

f	Commenced operations on November 1, 2002.

g	After the close of business on October 31, 2002, the former Harbor Small Cap Growth Fund was merged with and into Harbor Growth Fund. The accounting survivor of the merger is the former Harbor Small Cap Growth Fund. Effective November 1, 2002, Harbor Growth Fund changed its name to Harbor Small Cap Growth Fund.

h	For the period February 1, 2006 (inception) through October 31, 2006.

i	Effective September 30, 2004, Harbor Mid Cap Value Fund appointed LSV Asset Management as its Subadviser.

j	Commenced operations on March 1, 2002.

k	Unannualized.

l	Annualized.

m	Commenced operations on December 14, 2001.

n	Assets in this class were too small to incur any income or expense.

o	Effective September 20, 2005, Harbor Mid Cap Growth Fund appointed Wellington Management Company, LLP as its Subadviser.
The accompanying notes are an integral part of the financial statements.

DOMESTIC EQUITY

Retirement Class						Investor Class

2006	2005		2004		2003[f]	2006	2005		2004		2003[f]

$19.46	$16.57		$13.88		$9.99	$19.33	$16.50		$13.87		$9.99
(.02)[c]	(.01	) [c]	.02	[c]	(.02)[c]	(.09)[c]	(.01	) [c]	—		(.02)[c]
2.04	2.99		2.67		3.91	2.06	2.93		2.63		3.90

2.02	2.98		2.69		3.89	1.97	2.92		2.63		3.88

—	—		—		—	—	—		—		—
(.31)	(.09)		—		—	(.31)	(.09)		—		—

(.31)	(.09)		—		—	(.31)	(.09)		—		—

21.17	19.46		16.57		13.88	20.99	19.33		16.50		13.87
$57,301	$36,787		$1,911		$3	$138,916	$182,697		$23,987		$1,290

10.48%	18.05%		19.38	% [d]	38.94%[d]	10.28%	17.76%		18.96	% [d]	38.84%[d]
1.08	1.08		.93	[c]	1.18 [c]	1.23	1.26		1.25	[c]	1.29 [c]
—	—		.01		.30	—	—		.01		.30
1.08	1.08		.93	[c]	1.18 [c]	1.23	1.26		1.25	[c]	1.29 [c]
(.06)	(.08)		(.24	) [c]	(.59)[c]	(.22)	(.27)		(.53	) [c]	(.57)[c]
27	20		12		13	27	20		12		13

DOMESTIC EQUITY

Harbor International Equity Funds
Harbor International Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Northern Cross Investments
Limited
Clarendon House
2 Church Street
Hamilton, Bermuda HMDX
Hakan Castegren
Portfolio Manager (since 1987)
Northern Cross has subadvised the Fund since its inception in 1987.
INVESTMENT GOAL
Long-term total return, principally from growth of capital.
PRINCIPAL STYLE CHARACTERISTICS
International large cap value oriented stocks.

TOP TEN HOLDINGS (% of net assets)

ABB Ltd.	2.8%
Linde AG	2.5
BHP Billiton	2.4
Petroleo Brasileiro SA—PETROBRAS	2.3
Diageo plc	1.9
Investor Ab Cl. B	1.9
Novo Nordisk A/ S Series B	1.9
Accor SA	1.8
Banco Santander Central Hispano SA—Registered	1.8
Canon Inc.	1.8
REGION BREAKDOWN
FUND CATEGORY
TOP TEN COUNTRIES (% of net assets)

Japan	13.7%
United Kingdom	12.8
France	12.1
Switzerland	12.1
Germany	8.7
Brazil	6.8
Sweden	5.5
Malaysia	3.6
China	3.3
Singapore	2.7
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
International stocks produced outstanding returns for the 12 months ended October 31, 2006. The MSCI EAFE® Index of international stocks gained 27.52% in U.S. dollar terms. By comparison, the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, returned 16.54%. Foreign exchange rate changes increased MSCI EAFE returns, as expressed in U.S. dollars, by more than five percentage points, as the dollar weakened against a number of foreign currencies.
The rally encompassed strong performances in a wide variety of economic sectors and geographic regions. All 10 economic sectors in the MSCI EAFE® Index had double-digit returns, led by utilities, materials, and financial services, each of which had gains exceeding 30%. The worst-performing sector was energy, up 13%. Stocks in all 21 country groups represented in the index had positive returns, and 16 of them had average returns in excess of 30%. Value stocks outperformed growth.
Performance
The Harbor International Fund returned 32.46% (Institutional Class), 32.16% (Retirement Class), and 31.94% (Investor Class) in U.S. dollar terms for the fiscal year, outpacing the MSCI EAFE® Index by more than four percentage points. The Fund also outperformed the benchmark for the latest five-year and 10-year periods.
Stock selection was the primary factor in the fund’s strong performance as well as in its outperformance relative to the benchmark. The Fund outpaced the index in 8 of the 10 economic sectors. Holdings in the industrials and materials sectors each returned over 40% and were the best performing sectors in the portfolio. Investments in the financial services, consumer discretionary, and energy sectors each delivered returns of 30% or better. Sector weights, country allocations, and currency contributions all had negligible effects on Fund returns relative to those of the index.
Reflecting its emphasis on bottom-up stock selection, the Fund’s top four contributors to performance came from four different industries in four different countries. ABB, a Swiss/Swedish engineering company involved in power transmission systems and robotics, added almost

INTERNATIONAL EQUITY

Harbor International Fund
MANAGER’S COMMENTARY—Continued

two percentage points to Fund performance. The other three leading contributors—Banco Bradesco in Brazil, Canon in Japan, and China Petroleum & Chemical—each contributed about one percentage point to performance.
ABB, the largest holding in the portfolio as of October 31, 2006, continued to benefit from the elimination of non-core businesses and from worldwide growth opportunities. ABB shares were up 96% for the fiscal year, making it the top performer in the industrials sector, where the Fund’s 9% average weight over the 12 months was slightly below that of the index. Investments in the sector returned 43% versus 29% for the index. Banco Bradesco benefited from increased investor interest in Brazilian securities. Its shares were up 46%. Banco Bradesco was part of a 29% weighting in financial services, the fund’s largest sector allocation and about equal to that of the benchmark. The Fund’s financial services investments returned about 39% compared with 34% for the index.
The Fund’s energy holdings, including China Petroleum & Chemical, accounted for over 12% of the portfolio compared to 8% for the benchmark. Energy was the benchmark’s weakest-performing sector, but the Fund’s energy holdings returned 30% compared with 13% for the index. Shares of China Petroleum & Chemical were up 79% for the fiscal year. Canon, a top-ten holding in the portfolio, was the Fund’s leading performer in the information technology sector, with a share price increase of 57%. The Fund’s information technology investments returned 29% compared with 23% for those in the index.
Fund returns also benefited from the portfolio’s minimal exposure to stocks experiencing major price declines. The largest detractor from performance was Vodafone, which reduced overall returns by 29 basis points. It was down 12% before being eliminated from the portfolio.
Outlook and Strategy
As of October 31, 2006, the Fund’s largest economic sector allocations were in financials, materials, consumer discretionary, and energy. Compared with the MSCI EAFE® Index, the largest overweighted positions in the portfolio were in materials and energy, while the most significant underweights were in utilities and health care. The largest country-level allocations were in Japan, the United Kingdom, France, and Switzerland. Compared with the index, the largest overweights were in Brazil, Switzerland, and China, while the most significantly underweighted country positions were in Japan and the United Kingdom.
We expect worldwide growth to continue, led by strong economic activity in China. Demand for raw materials should continue to put pressure on suppliers, and we believe that the length of time required to bring new mining projects on line argues against a breakdown of pricing discipline in that sector. Further consolidation in the sector, such as the recent acquisitions of Falconbridge and Inco, also argues for strong pricing, in our view. We believe that continued increases in living standards should support portfolio holdings such as Nestle, Toyota, and Diageo, while banks and other financial institutions should be in demand both from baby boomers seeking retirement services as well as from the need to service growing commerce across the world.
The cornerstone of our philosophy is making long term investments in companies with prospects for margin expansion over a range of three to five years. Consolidating industries, as exemplified by the recent merger of Linde and BOC in the industrial gas sector, often offer attractive investment opportunities. World markets have expanded dramatically in the past decade, and we are confident that there will continue to be opportunities to find solid investments with potential for long term appreciation.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

INTERNATIONAL EQUITY

Harbor International Fund
FUND SUMMARY—October 31, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 011
Cusip: 411511306
Ticker: HAINX
Inception Date: 12-29-1987
RETIREMENT CLASS
Fund #: 211
Cusip: 411511652
Ticker: HRINX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 411
Cusip: 411511645
Ticker: HIINX
Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	91	1,165
Number of Countries	20	21
Total Net Assets (000s)	$16,816,592	N/A
Weighted Average Market Cap ($MM)	$52,510.0	$56,690.0
Adjusted Price/Earnings Ratio (P/E)	19.2x	20.1x
Price/Book Ratio (P/B)	3.1x	3.4x
Beta vs MSCI EAFE® Index	1.1	1.0
Portfolio Turnover Rate (Year Ended 10-31-2006)	12%	N/A
SECTOR ALLOCATION (% of investments)
PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 11-01-1996 through 10-31-2006

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE® Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

TOTAL RETURNS
For the periods ended 10-31-2006

		Average Annual

				Final Value
	1	5	10	of a $10,000
	Year	Years	Years	Investment

Harbor International Fund

Institutional Class	32.46%	19.78%	12.46%	$32,364
Retirement Class	32.16	19.50	12.19	31,592
Investor Class	31.94	19.28	11.99	31,031

Comparative Index

MSCI EAFE®	27.52%	14.56%	7.34%	$20,301

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The Fund has a redemption fee of 2% against shares that are held for less than 60 days. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

INTERNATIONAL EQUITY

Harbor International Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.85%
Total Net Assets (000s):
  $15,767,303
RETIREMENT CLASS
Expense Ratio: 1.10%
Total Net Assets (000s):
  $169,594
INVESTOR CLASS
Expense Ratio: 1.24%
Total Net Assets (000s):
  $879,695

FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2006 through October 31, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2006)	(October 31, 2006)	Period*

Institutional Class
Actual	$1,000.00	$1,020.71	$4.32
Hypothetical (5% return)	1,000.00	1,020.93	4.33

Retirement Class
Actual	$1,000.00	$1,019.59	$5.60
Hypothetical (5% return)	1,000.00	1,019.66	5.60

Investor Class
Actual	$1,000.00	$1,018.98	$6.31
Hypothetical (5% return)	1,000.00	1,018.96	6.31

*	Expenses are equal to the Funds annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

INTERNATIONAL EQUITY

Harbor International Fund
PORTFOLIO OF INVESTMENTS—October 31, 2006

Equity Holdings by Country (% of net assets)
(Excludes net cash and short-term investments of 2.1%)

Japan (JP)	13.7
United Kingdom (UK)	12.8
France (FR)	12.1
Switzerland (SWS)	12.1
Germany (GER)	8.7
Brazil (BR)	6.8
Sweden (SW)	5.5
Malaysia (MAL)	3.6
China (CHN)	3.3
Singapore (SGP)	2.7
Australia (AUS)	2.4
Hong Kong (HK)	2.2
Netherlands (NET)	2.2
Finland (FIN)	2.1
Denmark (DEN)	1.9
Spain (SP)	1.8
Italy (IT)	1.6
Norway (NOR)	1.5
South Africa (S. AFR)	0.5
India (IND)	0.4

COMMON STOCKS—92.3%
		Value
Shares		(000s)

AIRLINES—1.4%
450,000	Air France-KLM SA (FR)	$16,017
96,585,000	Cathay Pacific Airways Ltd. (HK)	210,865
675,000	Deutsche Lufthansa AG—Registered (GER)	15,627

		242,509

AUTO COMPONENTS—3.0%
2,302,000	Continental AG (GER)	257,890
2,992,345	Michelin (CGDE) Cl. B (FR)	243,904

		501,794

AUTOMOBILES—2.1%
2,456,700	Peugeot SA (FR)	140,949
3,667,000	Toyota Motor Corp. (JP)	216,520

		357,469

BEVERAGES—1.9%
17,132,291	Diageo plc (UK)	316,776

BUILDING PRODUCTS—3.6%
15,975,000	Asahi Glass Co. Ltd. (JP)	183,629
9,610,000	ASSA ABLOY Ab (SW)	184,668
3,143,724	Compagnie de Saint-Gobain (FR)	231,646

		599,943

CAPITAL MARKETS—3.1%
14,479,000	Nomura Holdings Inc. (JP)	254,576
4,334,376	UBS AG (SWS)	258,816

		513,392

CHEMICALS—2.5%
4,224,470	Linde AG (GER)	419,222

COMMERCIAL BANKS—14.0%
2,375,000	Banco Popolare di Verona e Novara S.c.r.l. (IT)	63,897
17,672,629	Banco Santander Central Hispano SA—Registered (SP)	305,854
23,041,000	Bank of Yokohama Ltd. (JP)	177,526
7,447,000	Commerzbank AG (GER)	264,794
486,424	Credit Agricole SA (FR)	20,665
20,715,000	DBS Group Holdings Ltd. (SGP)	270,850
12,682,656	HSBC Holdings plc (UK)	240,660
57,600,000	Malayan Banking Berhad (MAL)	176,576
15,700	Mitsubishi Tokyo Financial Group Inc. (JP)	199,142
9,538,060	Standard Chartered plc (UK)	268,322
17,400,000	Sumitomo Trust and Banking Co. Ltd. (JP)	186,662
16,174,842	United Overseas Bank Ltd. (SGP)	183,719

		2,358,667

COMMUNICATIONS EQUIPMENT—1.6%
484,360	Ericsson (LM) Tel Ab Cl. B ADR (SW)[1]	18,318
66,506,218	Ericsson (LM) Tel Ab Series B (SW)	251,384

		269,702

CONSTRUCTION MATERIALS—1.7%
3,403,181	Holcim Ltd.—Registered (SWS)	293,051

CONSUMER FINANCE—1.6%
970,000	ORIX Corp. (JP)	272,797

DIVERSIFIED FINANCIAL SERVICES—3.1%
4,671,007	ING Groep NV (NET)	206,869
14,325,000	Investor Ab Cl. B (SW)	320,688
10,835,055	Nova America SA (BR)	—[a]

		527,557

DIVERSIFIED TELECOMMUNICATION SERVICES—0.7%
49,000,000	Telekom Malaysia Berhad (MAL)	117,350

ELECTRICAL EQUIPMENT—4.1%
31,400,000	ABB Ltd. (SWS)	467,004
2,075,000	Schneider Electric SA (FR)	215,522

		682,526

FOOD PRODUCTS—2.9%
22,155,330	Cadbury Schweppes plc (UK)	223,037
787,000	Nestle SA—Registered (SWS)	268,930

		491,967

HOTELS, RESTAURANTS & LEISURE—3.3%
4,470,357	Accor SA (FR)	310,087
23,500,000	Genting Berhad (MAL)	172,066
22,200,000	Resorts World Berhad (MAL)	72,297

		554,450

HOUSEHOLD DURABLES—0.8%
3,203,300	Sony Corp. (JP)	130,919

INDUSTRIAL CONGLOMERATES—0.4%
38,500,000	Sime Darby Berhad (MAL)	64,795

INSURANCE—6.2%
1,281,000	Allianz AG—Registered (GER)	238,037
7,443,284	AXA SA (FR)	283,164
109,350,000	China Life Insurance Co. Ltd. (CHN)	230,601
1,557,000	Munchener Ruckversicherungs-Gesellschaft AG (Munich Re)—Registered (GER)	253,213
12,300,000	Ping An Insurance Company of China Ltd. (CHN)	42,672

		1,047,687

INTERNATIONAL EQUITY

Harbor International Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

MACHINERY—2.2%
4,910,000	Atlas Copco Ab Series A (SW)	$143,060
2,594,000	Fanuc Ltd. (JP)	225,037

		368,097

MEDIA—0.9%
6,120,000	JCDecaux SA (FR)	156,135

METALS & MINING—5.8%
2,166,125	Anglo American plc (UK)	98,037
9,587,480	Anglo American plc ADR (UK)[1]	217,444
1,883,000	AngloGold Ashanti Ltd. ADR (S. AFR)[1]	80,160
21,325,484	BHP Billiton (AUS)	410,638
2,883,771	Rio Tinto plc—Registered (UK)	159,558

		965,837

MULTI-UTILITIES—0.1%
165,000	Veolia Environnement SA (FR)	10,097

OFFICE ELECTRONICS—1.8%
5,797,500	Canon Inc. (JP)	309,623

OIL, GAS & CONSUMABLE FUELS—9.5%
16,233,662	BG Group plc (UK)	215,433
19,861,089	BP plc (UK)	222,031
403,000,000	China Petroleum & Chemical Corp (Sinopec Corp.) (CHN)	278,456
6,857,700	Eni SpA (IT)	207,443
612,802	Royal Dutch Shell plc Cl. A (UK)	21,314
25,285	Royal Dutch Shell plc Cl. A (NET)	880
2,365,000	Royal Dutch Shell plc Cl. A ADR (NET)[1]	164,651
10,095,000	Statoil ASA (NOR)	256,335
3,370,976	TOTAL SA (FR)	228,031

		1,594,574

PAPER & FOREST PRODUCTS—3.3%
3,740,000	Aracruz Celulose SA ADR (BR)[1]	205,775
6,125,000	Stora Enso Oyj (FIN)	98,981
9,955,000	UPM-Kymmene Corp. (FIN)	252,734

		557,490

PERSONAL PRODUCTS—2.0%
1,895,000	L’Oreal SA (FR)	184,155
7,700,000	Shiseido Co. Ltd. (JP)	149,897

		334,052

PHARMACEUTICALS—4.6%
3,986,690	Novartis AG—Registered (SWS)	241,995
4,228,100	Novo Nordisk A/ S Series B (DEN)	318,460
1,250,000	Roche Holding Ltd. (SWS)	218,861

		779,316

TEXTILES, APPAREL & LUXURY GOODS—1.7%
5,670,800	Compagnie Financiere Richemont AG Cl. A (SWS)	280,445

THRIFTS & MORTGAGE FINANCE—0.4%
2,260,000	Housing Development Finance Corp. (IND)	73,361

TOBACCO—1.0%
6,237,561	British American Tobacco plc (UK)	169,878

TRANSPORTATION INFRASTRUCTURE—0.0%
90,326	Fraport AG Frankfurt Airport Services Worldwide (GER)	6,225

WIRELESS TELECOMMUNICATION SERVICES—1.0%
19,525,000	China Mobile (Hong Kong) Ltd. (HK)	159,373
45,069	China Mobile (Hong Kong) Ltd. ADR (HK)[1]	1,838

		161,211

TOTAL COMMON STOCKS (Cost $9,302,246)		15,528,914

PREFERRED STOCKS—5.6%
COMMERCIAL BANKS—1.8%
8,694,768	Banco Bradesco SA (BR)	304,071

DIVERSIFIED FINANCIAL SERVICES—0.0%
1,056,355	Nova America SA (BR)*	—[a]

METALS & MINING—1.5%
11,448,000	Companhia Vale do Rio Doce Cl. A (BR)	246,655

OIL, GAS & CONSUMABLE FUELS—2.3%
19,377,900	Petroleo Brasileiro SA—PETROBRAS (BR)	389,096

TOTAL PREFERRED STOCKS (Cost $188,987)		939,822

SHORT-TERM INVESTMENTS—2.2%
Principal
Amount
(000s)

COMMERCIAL PAPER
	American Express Credit Corp. Yrs. 1&2
$34,888	5.130%—11/02/2006	34,888
76,886	5.150%—11/06/2006	76,886

		111,774

	Citigroup Funding Inc.
37,661	5.200%—11/01/2006	37,661
	General Electric Capital Corp.
71,551	5.230%—11/01/2006-11/03/2006	71,551
	Prudential Funding Corp.
105,025	5.210%—11/02/2006-11/07/2006	105,025
34,888	5.230%—11/03/2006	34,888

		139,913

TOTAL SHORT-TERM INVESTMENTS (Cost $360,899)		360,899

TOTAL INVESTMENTS—100.1% (Cost $9,851,871)		16,829,635

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.1)%		(13,043)

TOTAL NET ASSETS—100.0%		$16,816,592

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

a	Fair valued at zero by management.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Growth Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Marsico Capital
Management, LLC
1200 17th Street
Suite 1600
Denver, CO 80202
James Gendelman
Portfolio Manager (since 2004)
Marsico has subadvised the Fund since March 1, 2004.
INVESTMENT GOAL
Long-term growth of capital.
PRINCIPAL STYLE CHARACTERISTICS
Foreign companies selected for long-term growth potential.

TOP TEN HOLDINGS (% of net assets)

Roche Holding Ltd.	4.2%
UBS AG	4.2
BAE SYSTEMS plc	3.3
America Movil SA de C.V. Series L ADR	3.1
Diageo plc	3.1
Continental AG	3.0
Veolia Environnement SA	3.0
Lonza Group Ltd.—Registered	2.8
Esprit Holdings Ltd.	2.7
Nestle SA—Registered	2.7
REGION BREAKDOWN
FUND CATEGORY
TOP TEN COUNTRIES (% of net assets)

Switzerland	18.1%
Japan	14.1
United Kingdom	13.2
France	7.7
Mexico	5.8
Hong Kong	4.7
Australia	4.0
Germany	4.0
Italy	3.4
Canada	3.2
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
International equity performance in developed markets was solid during the fiscal year ended October 31, 2006. Substantial declines in energy and commodity prices and generally strong corporate profit reports seemed to bolster stock prices. The MSCI EAFE® Growth Index posted a return of slightly over 24%; within the index, economic sector strength abounded, with all 10 sectors posting gains of more than 13%. Utilities, materials, and industrials were the strongest performing areas of the index, with returns of 43%, 36%, and 30%, respectively.
Performance
The Harbor International Growth Fund outperformed its benchmark by more than five percentage points. The Fund returned 29.71% (Institutional Class), 29.40% (Retirement Class), and 29.29% (Investor Class) in U.S. dollar terms, while the MSCI EAFE® Growth Index had a total return of 24.04%.
In managing the Fund, our investment approach combines elements of top-down macroeconomic analysis and bottom-up company and stock analysis. Macroeconomic analysis, which includes an assessment of factors such as interest rates, inflation, monetary policy and demographic trends, serves to create a strategic backdrop for portfolio construction. Stocks are evaluated and selected on the basis of attributes such as market-share position, quality of management teams, improving profit margins, solid balance sheets, and free cash flow generation. A positive transformational catalyst, such as a major new innovative product or a new management team, also may be an important criterion. In addition, we carefully consider a stock’s current valuation in the context of internally projected growth rates and peer-group comparisons.
Several factors emerged as significant positive contributors to the Fund’s performance:

•	Stock Selection in the Industrials Sector. Industrial companies performed well during the period and were among the Fund’s strongest-performing individual holdings. Vallourec SA, a French-based manufacturer of carbon steel and alloy tubes, surged 86%. ABB Ltd., a Swiss- based provider of power and automation technologies, gained 34%. Other strong performing

INTERNATIONAL EQUITY

Harbor International Growth Fund
MANAGER’S COMMENTARY—Continued

positions included Canadian National Railway (up 33%) and VINCI SA (up 29% prior to being sold), a French-based construction contractor and infrastructure concessions operator.

•	Stock Selection and an Overweighted Posture in the Financials Sector. Overall, the Fund benefited from stock selection in the financials sector. Swiss bank UBS AG posted a solid return for the period. Stock selection in the real estate industry also was strong, led by positions including Japanese-based Sumitomo Realty & Development Co. (up 107%), Singapore-based real estate developer and management company CapitaLand Ltd. (up 93%), and German-based Hypo Real Estate (up 33%).

•	Stock Selection in the Consumer Discretionary Sector. The Fund’s holdings in this sector gained 31% in aggregate. A variety of positions encompassing several industries within the sector buoyed performance. These included automobiles and components (e.g., Continental AG, Toyota Motor Corp.), consumer services (e.g., Shangri-La Asia Ltd., Enterprise Inns plc—prior to being sold), and retailing (e.g., Carphone Warehouse plc, Yamada Denki Co., Ltd.).

•	Stock Selection and Positioning in the Telecommunications Sector. America Movil SA, a Mexico-headquartered provider of mobile communications services in Latin America, gained 65%. Our decision to have a below-benchmark exposure to telecommunications also added value, as the sector was among the weaker-performing areas in the index, with a return of 14%.
Several areas negatively impacted investment results:

•	Food & Staples Retailing. Seiyu, a Japan-based food retailer, skidded 39% prior to being sold.

•	Consumer Durables & Apparel. The Fund’s positions in two Japanese-headquartered companies hurt performance in relation to the benchmark. Sega Sammy Holdings, a manufacturer of amusement and game machines, declined 30%, and Misawa Homes Holdings, a homebuilder, posted a negative return prior to being sold.
The Fund’s largest country-level allocations were in Switzerland, Japan, the United Kingdom, and France. Country allocation, on balance, contributed positively to the Fund’s investment results. That was due primarily to the fact that the Fund had investments in several emerging market countries that performed well, including Brazil, Mexico, and India. In addition, an underweighted posture in Japan and the United Kingdom and an overweighted position in Switzerland aided performance. That said, we should note that country weightings typically are a residual of the Fund’s bottom-up stock selection process. For the 2006 fiscal year, fluctuations in currency exchange rates had a modestly negative impact on the Fund’s return relative to that of the index.
Outlook and Strategy
As of October 31, 2006, the Fund’s holdings, in terms of economic sector distribution, were allocated primarily to financials, consumer discretionary, consumer staples, materials, and industrials. We continue to focus on identifying companies with attributes such as improving profitability, market share leadership, improving free cash flow generation, strong balance sheets, high-quality management teams, and equity valuations that we believe are reasonable in the context of projected earnings growth rates. We believe companies with these types of attributes offer compelling long-term growth potential.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Investors should consider the Fund’s investment objective, risk, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

INTERNATIONAL EQUITY

Harbor International Growth Fund
FUND SUMMARY—October 31, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 017
Cusip: 411511801
Ticker: HAIGX
Inception Date: 11-01-1993
RETIREMENT CLASS
Fund #: 217
Cusip: 411511637
Ticker: HRIGX
Inception Date: 11-01-2002
INVESTOR CLASS
Fund #: 417
Cusip: 411511629
Ticker: HIIGX
Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	55	697
Number of Countries	20	20
Total Net Assets (000s)	$544,324	N/A
Weighted Average Market Cap ($MM)	$42,920.0	$51,700.0
Adjusted Price/Earnings Ratio (P/E)	24.6x	24.1x
Price/Book Ratio (P/B)	4.2x	4.4x
Beta vs MSCI EAFE® Growth Index	1.1	1.0
Portfolio Turnover Rate (Year Ended 10-31-2006)	100%	N/A
SECTOR ALLOCATION (% of investments)
PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 11-01-1996 through 10-31-2006

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

TOTAL RETURNS
For the periods ended 10-31-2006

		Average Annual
				Final Value
	1	5	10	of a $10,000
	Year	Years	Years	Investment

Harbor International Growth Fund

Institutional Class	29.71%	8.93%	1.15%	$11,217
Retirement Class	29.40	8.75	0.95	10,988
Investor Class	29.29	8.60	0.79	10,815

Comparative Index

MSCI EAFE® Growth	24.04%	12.26%	4.62%	$15,708

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The Fund has a redemption fee of 2% against shares that are held for less than 60 days. The performance of the Retirement and Investor Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the respective class.

INTERNATIONAL EQUITY

Harbor International Growth Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.98%
Total Net Assets (000s):
  $520,470
RETIREMENT CLASS
Expense Ratio: 1.23%
Total Net Assets (000s):
  $128
INVESTOR CLASS
Expense Ratio: 1.37%
Total Net Assets (000s):
  $23,726

FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2006 through October 31, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2006)	(October 31, 2006)	Period*

Institutional Class
Actual	$1,000.00	$1,000.79	$4.94
Hypothetical (5% return)	1,000.00	1,020.27	4.99

Retirement Class
Actual	$1,000.00	$1,000.00	$6.20
Hypothetical (5% return)	1,000.00	1,019.01	6.26

Investor Class
Actual	$1,000.00	$999.21	$6.91
Hypothetical (5% return)	1,000.00	1,018.30	6.97

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

INTERNATIONAL EQUITY

Harbor International Growth Fund
PORTFOLIO OF INVESTMENTS—October 31, 2006

Equity Holdings by Country (% of net assets)
(Excludes net cash and short-term investments of 3.0%)

Switzerland (SWS)	18.1
Japan (JP)	14.1
United Kingdom (UK)	13.2
France (FR)	7.7
Mexico (MEX)	5.8
Hong Kong (HK)	4.7
Australia (AUS)	4.0
Germany (GER)	4.0
Italy (IT)	3.4
Canada (CAN)	3.2
Brazil (BR)	2.6
Singapore (SGP)	2.4
South Korea (S. KOR)	2.4
Sweden (SW)	2.4
China (CHN)	1.9
Austria (AUT)	1.7
Netherlands (NET)	1.7
Norway (NOR)	1.4
Taiwan (TWN)	1.2
India (IND)	1.1

COMMON STOCKS—97.0%

		Value
Shares		(000s)

AEROSPACE & DEFENSE—3.3%
2,265,642	BAE SYSTEMS plc (UK)	$18,115

AUTO COMPONENTS—3.0%
145,583	Continental AG (GER)	16,310

AUTOMOBILES—2.1%
190,000	Toyota Motor Corp. (JP)	11,219

BEVERAGES—3.1%
900,183	Diageo plc (UK)	16,644

BIOTECHNOLOGY—1.4%
176,199	CSL Ltd. (AUS)	7,643

BUILDING PRODUCTS—0.7%
141,577	Daikin Industries Ltd. (JP)	3,991

CAPITAL MARKETS—10.3%
248,283	Macquarie Bank Ltd. (AUS)	14,311
1,433,695	Man Group plc (UK)	13,322
309,300	Nomura Holdings Inc. (JP)	5,438
381,958	UBS AG (SWS)	22,808

		55,879

CHEMICALS—5.3%
194,091	Lonza Group Ltd.—Registered (SWS)	14,971
84,893	Syngenta AG—Registered (SWS)	13,699

		28,670

COMMERCIAL BANKS—13.1%
1,380,500	Banca Intesa SpA (IT)	9,430
597,000	DBS Group Holdings Ltd. (SGP)	7,806
136,352	Erste Bank der oesterreichischen Sparkassen AG (AUT)	9,276
167,022	ICICI Bank Ltd. ADR (IND)[1]	5,871
18,747,000	Industrial & Commercial Bank of China Cl. B (CHN)	8,389
4,495,000	Industrial & Commercial Bank of China Cl. B (CHN)[3]	2,011
713,000	Mitsui Trust Holdings,Inc. (JP)	8,364
437,016	Sanpaolo Imi SpA (IT)	9,324
136,914	Unibanco Holdings SA (GDR) (BR)[2]	10,782

		71,253

COMMUNICATIONS EQUIPMENT—2.5%
359,036	Ericsson (LM) Tel Ab Cl. B ADR (SW)[1]	13,579

CONSTRUCTION MATERIALS—2.7%
473,225	CEMEX SA de C.V. ADR (MEX)[1]	14,547

CONSUMER FINANCE—1.0%
153,000	Credit Saison Co. Ltd. (JP)	5,532

DIVERSIFIED FINANCIAL SERVICES—1.7%
205,401	ING Groep NV (NET)	9,097

ELECTRICAL EQUIPMENT—1.7%
619,392	ABB Ltd. (SWS)	9,212

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.4%
356,000	Nippon Electric Glass Co. Ltd. (JP)	7,649

ENERGY EQUIPMENT & SERVICES—1.4%
427,398	Acergy SA (NOR)*	7,777

FOOD & STAPLES RETAILING—3.7%
204,690	Shoppers Drug Mart Corp. (CAN)	8,337
1,548,321	Tesco plc (UK)	11,616

		19,953

FOOD PRODUCTS—2.7%
42,952	Nestle SA—Registered (SWS)	14,677

HOTELS, RESTAURANTS & LEISURE—1.0%
2,494,000	Shangri-La Asia Ltd. (HK)	5,409

HOUSEHOLD DURABLES—0.6%
213,820	Gafisa SA (BR)	3,145
10,384	Gafisa SA (BR)[3]	153

		3,298

HOUSEHOLD PRODUCTS—2.1%
262,595	Reckitt Benckiser plc (UK)	11,416

LEISURE EQUIPMENT & PRODUCTS—1.1%
249,262	Sega Sammy Holdings Inc. (JP)	6,254

MACHINERY—1.4%
31,339	Vallourec SA (FR)	7,790

MEDIA—0.9%
193,646	JCDecaux SA (FR)*	4,940

MULTI-UTILITIES—2.9%
262,522	Veolia Environnement SA (FR)	16,065

OIL, GAS & CONSUMABLE FUELS—1.0%
65,698	CNOOC Ltd. ADR (HK)[1]	5,507

PHARMACEUTICALS—4.2%
131,168	Roche Holding Ltd. (SWS)	22,966

REAL ESTATE MANAGEMENT & DEVELOPMENT—2.5%
1,475,000	CapitaLand Ltd. (SGP)	5,165
260,000	Sumitomo Realty & Development Co. Ltd. (JP)	8,614

		13,779

INTERNATIONAL EQUITY

Harbor International Growth Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued
		Value
Shares		(000s)

ROAD & RAIL—1.7%
190,939	Canadian National Railway Co. (CAN)	$9,096

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.3%
76,400	Advantest Corp. (JP)	3,832
20,500	Samsung Electronics Co. Ltd. (S. KOR)	13,275
647,856	Taiwan Semiconductor Manufacturing Co Ltd. ADR (TWN)	6,284

		23,391

SPECIALTY RETAIL—4.2%
1,534,000	Esprit Holdings Ltd. (HK)	14,842
80,600	Yamada Denki Co. Ltd. (JP)	8,008

		22,850

TEXTILES, APPAREL & LUXURY GOODS—2.4%
123,459	LVMH Moet Hennessy Louis Vuitton SA (FR)	12,859

THRIFTS & MORTGAGE FINANCE—1.1%
85,130	Hypo Real Estate Holding AG (GER)	5,363
28,418	Northern Rock plc (UK)	650

		6,013

TRADING COMPANIES & DISTRIBUTORS—1.4%
1,495,000	Marubeni Corp. (JP)	7,652

WIRELESS TELECOMMUNICATION SERVICES—3.1%
396,761	America Movil SA de C.V. Series L ADR (MEX)[1]	17,009

TOTAL COMMON STOCKS (Cost $475,860)		528,041

SHORT-TERM INVESTMENTS—5.5%
(Cost $29,690)
Principal
Amount		Value
(000s)		(000s)

REPURCHASE AGREEMENTS
$29,690	Repurchase Agreement with State Street Corp. dated October 31, 2006 due November 1, 2006 at 4.550% collateralized by a Federal National Mortgage Association Note (FNMA) (market value $30,285)	29,690

TOTAL INVESTMENTS—102.5% (Cost $505,550)		557,731
CASH AND OTHER ASSETS, LESS LIABILITIES—(2.5)%		(13,407)

TOTAL NET ASSETS—100.0%		$544,324

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.) and are considered to be liquid under procedures established by the Board of Trustees. At October 31, 2006, these securities were valued at $2,164 or 0.40% of net assets.

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor Global Value Fund
Harbor International Equity Funds
MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER
Pzena Investment
Management, LLC
120 West 45th Street
20th Floor
New York, NY 10036
A. Rama Krishna, CFA
Portfolio Manager (since 2006)
John Goetz
Portfolio Manager (since 2006)
Michael Peterson
Portfolio Manager (since 2006)
Pzena Investment Management has subadvised the Fund since its inception in 2006.
INVESTMENT GOAL
Long-term growth of capital.
PRINCIPAL STYLE CHARACTERISTICS
Companies throughout the world exhibiting strong value characteristics on a relative basis.

TOP TEN HOLDINGS (% of net assets)

Johnson Electric Holdings Ltd.	3.2%
Federal Home Loan Mortgage Corp.	3.1
Bristol-Myers Squibb Co.	2.9
Federal National Mortgage Association	2.9
Mitsubishi Tokyo Financial Group Inc.	2.8
Amcor Ltd.	2.7
Rentokil Initial plc	2.7
Brother Industries Ltd.	2.6
Microsoft Corp.	2.6
Pfizer Inc.	2.5
REGION BREAKDOWN
FUND CATEGORY
TOP TEN COUNTRIES (% of net assets)

United States	30.6%
Japan	12.6
United Kingdom	7.9
Netherlands	5.3
Germany	3.6
Switzerland	3.6
Hong Kong	3.2
France	2.8
Australia	2.7
Canada	2.3
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
Market Review
The Harbor Global Value Fund began operations in early August, just before two of the most significant macroeconomic events of the year. The first was the decision by the Federal Reserve to hold short-term interest rates steady after raising them 17 straight times. The second was the peak and subsequent decline in oil prices.
Global stock markets rallied on both of these developments. Many sectors that had lagged during the energy and commodity boom suddenly sprang back to life, including technology, health care, and financial stocks, the financials benefiting from an easing of inflation worries.
Later in the fiscal year, worries about slowing global economic growth—a result of still high energy prices and a significant increase in short-term interest rates—weighed on some markets and drove bond prices higher. That worry was most pronounced in Japan, where concerns that deflation remains a problem have made that market the world’s laggard for the year.
Performance
The Harbor Global Value Fund returned 8.30% (Institutional Class), 8.30% (Retirement Class), and 8.20% (Investor Class) from its inception on August 7 through October 31, 2006. Its benchmark, the MSCI World Index, returned 7.81%.
Individual stock selection based on our disciplined approach to value investing drove the Fund’s performance. We typically invest in companies where both earnings and share price have fallen significantly and where management has a plan in place to fix the problems that caused the decline.
We rely on a quantitative model to screen for the cheapest stocks in the investment universe based on the ratio of their price to normal earnings, which are derived from the history of the company and its industry. Once the cheapest stocks have been identified, our 17 analysts begin a deep research project that includes building a detailed financial model of the company, digging into its management, industry, and competitors. We have extensive meetings with management before we decide whether to buy a stock.

INTERNATIONAL EQUITY

Harbor Global Value Fund
MANAGERS’ COMMENTARY—Continued

An important element of our investment approach is downside protection. We tend to avoid companies with lots of financial leverage. We also look for downside protection in the form of hard asset values at about 20% or 30% below the price of the stock. These asset values could be in the form of real estate if it’s a retail stock, brand names if it’s a consumer goods company, or patents in the case of a pharmaceutical company, where it is possible to estimate a present value of what those brand names or patents are worth over the long term.
Companies that had significant positive impacts on the Fund’s performance include Brother Industries, Fannie Mae, Freddie Mac, and Johnson Electric. At Brother Industries, a Japanese manufacturer that makes laser printers among other things, investors had been concerned about significant investments the company was making in color printer technology. But strong earnings and improved margins drove the share price higher. Fannie Mae and Freddie Mac, two U.S. mortgage companies, rose as investors began to believe they had put accounting scandals behind them. Johnson Electric, a Hong Kong-based electric motor manufacturer, reported strong earnings and should benefit from declining raw material prices, in particular steel and copper.
Takefuji, a Japanese consumer finance company, had the biggest negative impact on the Fund. Regulators proposed lowering the interest rates that Takefuji and its competitors can charge to their customers. In addition, the companies were ordered to reimburse customers who were overcharged in the past based on a court ruling regarding disclosure on loan agreements. Takefuji is trading below book value.
No positions were eliminated from the Fund from inception through October 31.
One reason for the Fund’s outperformance is that it owned no energy stocks. Energy company profits are above their historical levels and, we believe, are unsustainable, either because oil prices will fall due to declining demand or rising supply, or because the cost of production will rise. It became clear in recent months that all three were occurring, which drove down the prices of energy companies.
The Fund is overweighted in financials and technology companies because we have found significant numbers of undervalued stocks in those sectors. Our technology holdings include former growth stock star Microsoft, whose share price has stagnated for years even as earnings have risen. We also own Lucent Technologies and Alcatel, two competitors in the telecommunications equipment industry that are close to finalizing a merger. We believe that the market is not giving those companies credit for the huge cost savings the merger will create.
Outlook and Strategy
For more than a year, valuations in the market have been compressed, meaning that the difference between the cheapest and most expensive stocks is small relative to history. While there are always companies in distress, which are typical investments for us, we have continued to find opportunities in high-quality companies that have become cheap, such as Microsoft, Wal-Mart Stores, and Citigroup.
While high-quality companies have fallen in value, some low-quality companies have grown expensive. At some point, valuations should return to normal, meaning that shares of cyclical, highly leveraged, or more speculative stocks could fall. The current slowdown in global economic growth could trigger that shift. Historically our investment style has performed well in periods such as these because we don’t own stocks that are overvalued and we do own companies whose shares have been ignored by investors.

This report contains the current opinions of the managers and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

INTERNATIONAL EQUITY

Harbor Global Value Fund
FUND SUMMARY—October 31, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 027
Cusip: 411511447
Ticker: HAGVX
Inception Date: 08-07-2006
RETIREMENT CLASS
Fund #: 227
Cusip: 411511454
Ticker: HRGVX
Inception Date: 08-07-2006
INVESTOR CLASS
Fund #: 427
Cusip: 411511462
Ticker: HIGVX
Inception Date: 08-07-2006

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	44	1,914
Number of Countries	15	23
Total Net Assets (000s)	$15,893	N/A
Weighted Average Market Cap ($MM)	$55,780.0	$73,280.0
Adjusted Price/Earnings Ratio (P/E)	20.7x	20.8x
Price/Book Ratio (P/B)	2.7x	3.6x
Beta vs MSCI World Index	1.2	1.0
Portfolio Turnover Rate (08-07-2006 through 10-31-2006)	5%	N/A
SECTOR ALLOCATION (% of investments)
PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 08-07-2006 through 10-31-2006

The graph compares a $10,000 investment in the Fund with the performance of the MSCI World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

TOTAL RETURNS
For the periods ended 10-31-2006

				Final Value
	1	5	Life of	of a $10,000
	Year	Years	Fund	Investment

Harbor Global Value Fund

Institutional Class	N/A	N/A	8.30%	$10,830
Retirement Class	N/A	N/A	8.30	10,830
Investor Class	N/A	N/A	8.20	10,820

Comparative Index

MSCI World	N/A	N/A	7.81%	$10,781

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The Fund has a redemption fee of 2% against shares that are held for less than 60 days.

INTERNATIONAL EQUITY

Harbor Global Value Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 1.00%
Total Net Assets (000s):
  $13,011
RETIREMENT CLASS
Expense Ratio: 1.25%
Total Net Assets (000s):
  $1,118
INVESTOR CLASS
Expense Ratio: 1.38%
Total Net Assets (000s):
  $1,764

FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 7, 2006 through October 31, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(August 7, 2006)	(October 31, 2006)	Period*

Institutional Class
Actual	$1,000.00	$1,083.00	$2.46
Hypothetical (5% return)[1]	1,000.00	1,020.17	5.09

Retirement Class
Actual	$1,000.00	$1,083.00	$3.07
Hypothetical (5% return)[1]	1,000.00	1,018.91	6.36

Investor Class
Actual	$1,000.00	$1,082.00	$3.38
Hypothetical (5% return)[1]	1,000.00	1,018.25	7.02

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 86/365 (to reflect the life of the fund).
1	The hypothetical expenses reflect amounts as if the Fund had been in existence for the entire half year.

INTERNATIONAL EQUITY

Harbor Global Value Fund
PORTFOLIO OF INVESTMENTS—October 31, 2006

Equity Holdings by Country (% of net assets)
(Excludes net cash and short-term investments of 17.5%)

United States (US)	30.6
Japan (JP)	12.6
United Kingdom (UK)	7.9
Netherlands (NET)	5.3
Germany (GER)	3.6
Switzerland (SWS)	3.6
Hong Kong (HK)	3.2
France (FR)	2.8
Australia (AUS)	2.7
Canada (CAN)	2.3
Italy (IT)	2.2
Greece (GRC)	1.6
South Korea (S. KOR)	1.5
Ireland (IE)	1.4
Norway (NOR)	1.2

COMMON STOCKS—82.5%

		Value
Shares		(000s)

AEROSPACE & DEFENSE—2.2%
14,475	Finmeccanica SpA (IT)*	$347

AIR FREIGHT & LOGISTICS—1.8%
10,275	Deutsche Post AG—Registered (GER)	285

AUTO COMPONENTS—2.3%
4,800	Magna International Inc. Cl. A (CAN)	359

CAPITAL MARKETS—1.1%
2,215	Morgan Stanley (US)	169

CHEMICALS—1.7%
19,350	Clariant Ltd.—Registered (SWS)	268

COMMERCIAL BANKS—8.8%
3,365	Credit Agricole SA (FR)	143
14,200	DnB NOR ASA (NOR)	186
35	Mitsubishi Tokyo Financial Group Inc. (JP)	444
7,335	Royal Bank of Scotland Group plc (UK)	261
33	Sumitomo Mitsui Financial Group Inc. (JP)	361

		1,395

COMMERCIAL SERVICES & SUPPLIES—2.7%
150,225	Rentokil Initial plc (UK)	434

COMMUNICATIONS EQUIPMENT—3.1%
23,375	Alcatel (FR)	297
83,700	Lucent Technologies Inc. (US)*	203

		500

CONSUMER FINANCE—2.5%
10,920	Takefuji Corp. (JP)	396

CONTAINERS & PACKAGING—2.7%
81,000	Amcor Ltd. (AUS)	433

DIVERSIFIED FINANCIAL SERVICES—3.6%
6,040	Citigroup Inc. (US)	303
6,005	ING Groep NV (NET)	266

		569

ELECTRIC UTILITIES—3.1%
6,200	Korea Electric Power Corp. (S. KOR)	239
10,075	Public Power Corporation SA (GRC)	257

		496

ELECTRICAL EQUIPMENT—3.2%
639,000	Johnson Electric Holdings Ltd. (HK)	501

FOOD & STAPLES RETAILING—3.1%
20,400	Royal Ahold NV (NET)*	215
5,550	Wal-Mart Stores Inc. (US)	273

		488

FOOD PRODUCTS—1.4%
9,475	Kerry Group plc (IE)	229

HOTELS, RESTAURANTS & LEISURE—4.0%
65,300	Compass Group plc (UK)	349
13,200	TUI AG—Registered (GER)	289

		638

HOUSEHOLD DURABLES—1.6%
2,950	Whirlpool Corp. (US)	256

INSURANCE—9.4%
20,099	AEGON NV (NET)	369
14,625	Aviva plc (UK)	216
3,510	MetLife Inc. (US)	201
5,000	RenaissanceRe Holdings Ltd. (US)	272
2,250	Torchmark Corp. (US)	139
1,235	Zurich Financial Services (SWS)	305

		1,502

OFFICE ELECTRONICS—3.8%
33,000	Brother Industries Ltd. (JP)	415
10,000	Ricoh Co. Ltd. (JP)	197

		612

PHARMACEUTICALS—7.2%
18,625	Bristol-Myers Squibb Co. (US)	461
4,250	Johnson & Johnson (US)	287
15,100	Pfizer Inc. (US)	402

		1,150

SOFTWARE—5.1%
16,175	CA Inc. (US)	401
14,175	Microsoft Corp. (US)	407

		808

INTERNATIONAL EQUITY

Harbor Global Value Fund
PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

		Value
Shares		(000s)

SPECIALTY RETAIL—2.1%
5,250	TJX Cos. Inc. (US)	$152
2,940	USS Co. Ltd. (JP)	186

		338

THRIFTS & MORTGAGE FINANCE—6.0%
7,045	Federal Home Loan Mortgage Corp. (US)	486
7,785	Federal National Mortgage Association (US)	461

		947

TOTAL COMMON STOCKS (Cost $12,562)		13,120

SHORT-TERM INVESTMENTS—10.6%
(Cost $1,683)
Principal
Amount		Value
(000s)		(000s)

REPURCHASE AGREEMENTS
$1,683	Repurchase Agreement with State Street Corp. dated October 31, 2006 due November 1, 2006 at 4.550% collateralized by a Federal National Mortgage Association Note (FNMA) and a Federal Home Loan Bank Bond (market value $1,722)	$1,683

TOTAL INVESTMENTS—93.1% (Cost $14,245)		14,803
CASH AND OTHER ASSETS, LESS LIABILITIES—6.9%		1,090

TOTAL NET ASSETS—100.0%		$15,893

*	Non-income producing security.
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Equity Funds
STATEMENT OF ASSETS AND LIABILITIES—October 31, 2006

(All amounts in Thousands, except per share amounts)

		Harbor
	Harbor	International	Harbor
	International	Growth	Global Value

ASSETS
Investments, at identified cost*	$9,851,871	$505,550	$14,245

Investments, at value	$16,829,635	$528,041	$13,120
Repurchase agreements	—	29,690	1,683
Cash	1	1	—
Foreign currency, at value (cost: $3,179; $0; $0)	3,177	—	—
Receivables for:
Investments sold	—	3,955	192
Foreign currency contracts	49,934	14,796	349
Capital shares sold	32,666	1,821	1,271
Dividends	19,612	488	18
Interest	210	4	—
Withholding tax receivable	5,345	146	—
Other assets	—	—	2
Prepaid fund insurance	115	4	—

Total Assets	16,940,695	578,946	16,635

LIABILITIES
Payables for:
Investments purchased	57,271	18,910	350
Foreign currency contracts	49,930	14,792	349
Capital shares reacquired	4,928	365	5
Accrued expenses:
Management fees	10,041	335	11
12b-1 fees	213	5	1
Trustees’ fees and expenses	64	1	—
Transfer agent fees	578	18	1
Other	1,078	196	25

Total Liabilities	124,103	34,622	742

NET ASSETS	$16,816,592	$544,324	$15,893

Net Assets Consist of:
Paid-in capital	$9,270,437	$965,181	$15,238
Undistributed/(overdistributed) net investment income	39,030	1,474	38
Accumulated net realized gain/(loss)	529,351	(474,529)	59
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	6,977,774	52,198	558

	$16,816,592	$544,324	$15,893

NET ASSET VALUE PER SHARE PER CLASS[1]:
Institutional Class
Net assets	$15,767,303	$520,470	$13,011
Shares of beneficial interest[2]	262,155	41,244	1,201
Net asset value per share	$60.14	$12.62	$10.83
Retirement Class
Net assets	$169,594	$128	$1,118
Shares of beneficial interest[2]	2,834	10	103
Net asset value per share	$59.85	$12.60	$10.83
Investor Class
Net assets	$879,695	$23,726	$1,764
Shares of beneficial interest[2]	14,759	1,886	163
Net asset value per share	$59.60	$12.58	$10.82

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Equity Funds
STATEMENT OF OPERATIONS—Year Ended October 31, 2006

(All amounts in Thousands)

		Harbor
	Harbor	International	Harbor
	International	Growth	Global Value[1]

Investment Income:
Dividends	$355,785	$4,209	$47
Interest	16,761	881	16
Foreign taxes withheld	(29,997)	(270)	(2)

Total Investment Income	342,549	4,820	61
Operating Expenses:
Management fees	103,145	2,058	20
12b-1 fees:
Retirement Class	302	—	1
Investor Class	1,585	41	1
Shareholder communications	733	44	—
Custodian fees	6,806	378	—
Transfer agent fees:
Institutional Class	6,568	121	1
Retirement Class	60	—	—
Investor Class	1,213	32	1
Professional fees	354	5	3
Trustees’ fees and expenses	196	3	—
Registration fees	391	39	54
Miscellaneous	174	7	—

Total operating expenses	121,527	2,728	81
Management fees waived	—	—	—
Other expenses waived	—	—	(56)
Other expense reimbursements and reductions (See Note 4)	(91)	(5)	—

Net operating expenses	121,436	2,723	25

Net Investment Income/(Loss)	221,113	2,097	36
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	560,099	31,902	57
Foreign currency transactions	(5,290)	(898)	4
Change in net unrealized appreciation/ (depreciation) of:
Investments	2,921,496	32,251	558
Translation of assets and liabilities in foreign currencies	363	18	—

Net gain/(loss) on investment transactions	3,476,668	63,273	619

Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,697,781	$65,370	$655

1	For the period August 7, 2006 (inception) through October 31, 2006.
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Equity Funds
STATEMENT OF CHANGES IN NET ASSETS

(All amounts in Thousands)

	Harbor		Harbor		Harbor
	International		International Growth		Global Value

For the Year Ended October 31:	2006	2005	2006	2005	2006[a]

INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income/(loss)	$221,113	$131,278	$2,097	$1,251	$36
Net realized gain/(loss) on investments	554,809	289,937	31,004	9,716	61
Net unrealized appreciation/(depreciation) of investments	2,921,859	1,439,208	32,269	11,372	558

Net increase/(decrease) in net assets resulting from operations	3,697,781	1,860,423	65,370	22,339	655

Distributions to Shareholders:
Net investment income:
Institutional Class	(226,178)	(109,365)	(547)	(1,101)	—
Retirement Class	(1,761)	(414)	—	—	—
Investor Class	(7,516)	(2,260)	(9)	(14)	—
Net realized gain on investments:
Institutional Class	(268,048)	(28,792)	—	—	—
Retirement Class	(2,262)	(122)	—	—	—
Investor Class	(10,543)	(771)	—	—	—

Total distributions to shareholders	(516,308)	(141,724)	(556)	(1,115)	—

Net Increase/(Decrease) Derived from Capital Stock Activity	2,903,116	1,232,980	319,256	(3,275)	15,238

Net increase/(decrease) in net assets	6,084,589	2,951,679	384,070	17,949	15,893
Net Assets:
Beginning of period	10,732,003	7,780,324	160,254	142,305	—

End of period*	$16,816,592	$10,732,003	$544,324	$160,254	$15,893

* Includes undistributed/(over-distributed) net investment income of:	$39,030	$70,278	$1,474	$555	$38

a	For the period August 7, 2006 (inception) through October 31, 2006.
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Equity Funds
STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts and shares in Thousands)

	Harbor		Harbor		Harbor
	International		International Growth		Global Value

For the Year Ended October 31:	2006	2005	2006	2005	2006[1]

AMOUNT ($)
Institutional Class:
Net proceeds from sale of shares	$3,892,534	$2,212,425	$344,653	$41,044	$12,541
Net proceeds from redemption fees	401	178	23	3	1
Reinvested in payment of distributions	418,976	115,091	538	1,067	—
Cost of shares reacquired	(1,827,882)	(1,289,471)	(40,280)	(48,435)	(5)

Net increase/(decrease) in net assets	$2,484,029	$1,038,223	$304,934	$(6,321)	$12,537

Retirement Class:
Net proceeds from sale of shares	$101,570	$60,760	$80	$9	$1,034
Net proceeds from redemption fees	4	1	— [a]	— [a]	—
Reinvested in payment of distributions	4,022	536	—	—	—
Cost of shares reacquired	(45,249)	(15,626)	(12)	—	—

Net increase/(decrease) in net assets	$60,347	$45,671	$68	$9	$1,034

Investor Class:
Net proceeds from sale of shares	$484,168	$199,275	$20,277	$4,218	$1,793
Net proceeds from redemption fees	19	7	1	— [a]	—
Reinvested in payment of distributions	16,906	2,801	9	15	—
Cost of shares reacquired	(142,353)	(52,997)	(6,033)	(1,196)	(126)

Net increase/(decrease) in net assets	$358,740	$149,086	$14,254	$3,037	$1,667

SHARES
Institutional Class:
Shares sold	71,082	50,802	28,906	4,484	1,201
Shares issued in reinvestment of distributions	8,598	2,691	50	116	—
Shares reacquired	(33,629)	(29,616)	(3,440)	(5,394)	—

Net increase/(decrease) in shares outstanding	46,051	23,877	25,516	(794)	1,201
Beginning of period	216,104	192,227	15,728	16,522	—

End of period	262,155	216,104	41,244	15,728	1,201

Retirement Class:
Shares sold	1,855	1,374	7	1	103
Shares issued in reinvestment of distributions	83	13	—	—	—
Shares reacquired	(842)	(355)	(1)	—	—

Net increase/(decrease) in shares outstanding	1,096	1,032	6	1	103
Beginning of period	1,738	706	4	3	—

End of period	2,834	1,738	10	4	103

Investor Class:
Shares sold	8,866	4,569	1,715	453	175
Shares issued in reinvestment of distributions	349	66	1	2	—
Shares reacquired	(2,618)	(1,214)	(525)	(132)	(12)

Net increase/(decrease) in shares outstanding	6,597	3,421	1,191	323	163
Beginning of period	8,162	4,741	695	372	—

End of period	14,759	8,162	1,886	695	163

a	Less than $1.
1	For the period August 7, 2006 (inception) through October 31, 2006.
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Harbor International Equity Funds
Financial Highlights
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL FUND
	Institutional Class

For the Year Ended October 31:	2006	2005	2004		2003		2002[c]

Net asset value beginning of period	$47.50	$39.37	$34.55		$26.69		$28.65
Income from Investment Operations:
Net investment income/(loss)	.86 [d]	.63 [d]	.39	[d]	.47	[d]	.42 [d]
Net realized and unrealized gains/(losses) on investments	14.03	8.21	5.50		8.27		(1.23)

Total from investment operations	14.89	8.84	5.89		8.74		(.81)

Less Distributions:
Dividends from net investment income	(1.03)	(.56)	(.51)		(.34)		(.27)
Distributions from net realized capital gains[a]	(1.22)	(.15)	(.56)		(.54)		(.88)

Total distributions	(2.25)	(.71)	(1.07)		(.88)		(1.15)
Proceeds from redemption fees	— [j]	— [j]	—	[j]	—	[j]	N/A

Net asset value end of period	60.14	47.50	39.37		34.55		26.69
Net assets end of period (000s)	$15,767,303	$10,265,053	$7,567,123		$5,449,385		$3,446,010

Ratios and Supplemental Data (%):
Total return	32.46%	22.63%	17.26%[e]		33.69%[e]		(3.19)%[e]
Ratio of operating expenses to average net assets [b]	.85	.87	.86	[d]	.89	[d]	.87 [d]
Ratio of operating expenses not imposed to average net assets	—	—	.01		.01		.06
Ratio of operating expenses net of all offsets to average net assets	.85	.87	.86	[d]	.89	[d]	.87 [d]
Ratio of net investment income/(loss) to average net assets	1.60	1.42	1.25	[d]	1.83	[d]	1.45 [d]
Portfolio turnover	12	13	12		21		16

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class

For the Year Ended October 31:	2006	2005	2004[f]		2003		2002

Net asset value beginning of period	$9.76	$8.42	$7.92		$6.74		$8.44
Income from Investment Operations:
Net investment income/(loss)	.03 [d]	.08 [d]	.04	[d]	.07	[d]	.06
Net realized and unrealized gains/(losses) on investments	2.86	1.33	.54		1.14		(1.76)

Total from investment operations	2.89	1.41	.58		1.21		(1.70)

Less Distributions:
Dividends from net investment income	(.03)	(.07)	(.08)		(.03)		—
Distributions from net realized capital gains[a]	—	—	—		—		—

Total Distributions	(.03)	(.07)	(.08)		(.03)		—
Proceeds from redemption fees	— [j]	— [j]	—	[j]	—	[j]	N/A

Net asset value end of period	12.62	9.76	8.42		7.92		6.74
Net assets end of period (000s)	$520,470	$153,439	$139,148		$231,523		$256,108

Ratios and Supplemental Data (%):
Total return	29.71%	16.82%	7.32%[e]		18.07%[e]		(20.13)%
Ratio of operating expenses to average net assets[b]	.98	1.00	.93	[d]	.98	[d]	.95
Ratio of operating expenses not imposed to average net assets	—	—	.05		.01		—
Ratio of operating expenses net of all offsets to average net assets	.98	1.00	.93	[d]	.98	[d]	.95
Ratio of net investment income/(loss) to average net assets	.79	.87	.48	[d]	.91	[d]	.60
Portfolio turnover	100	183	216		234		317

See page 90 for notes to the International Equity Funds Financial Highlights.
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

Retirement Class						Investor Class

2006	2005	2004		2003[g]		2006	2005	2004		2003[g]

$47.31	$39.25	$34.49		$26.69		$47.13	$39.12	$34.43		$26.69
.79 [d]	.58 [d]	.37	[d]	.61	[d]	.83 [d]	.51 [d]	.34	[d]	.47	[d]
13.92	8.13	5.41		8.06		13.74	8.08	5.36		8.14

14.71	8.71	5.78		8.67		14.57	8.59	5.70		8.61

(.95)	(.50)	(.46)		(.33)		(.88)	(.43)	(.45)		(.33)
(1.22)	(.15)	(.56)		(.54)		(1.22)	(.15)	(.56)		(.54)

(2.17)	(.65)	(1.02)		(.87)		(2.10)	(.58)	(1.01)		(.87)
— [j]	— [j]	—	[j]	—	[j]	— [j]	— [j]	—	[j]	—	[j]

59.85	47.31	39.25		34.49		59.60	47.13	39.12		34.43
$169,594	$82,247	$27,727		$5,808		$879,695	$384,703	$185,474		$59,472

32.16%	22.35%	16.96	% [e]	33.42%[e]		31.94%	22.10%	16.76	% [e]	33.20%[e]
1.10	1.12	1.11	[d]	1.14	[d]	1.24	1.30	1.29	[d]	1.31	[d]
—	—	.01		.01		—	—	.01		.01
1.10	1.12	1.11	[d]	1.14	[d]	1.24	1.30	1.29	[d]	1.31	[d]
1.35	1.27	1.11	[d]	1.90	[d]	1.23	1.02	.92	[d]	1.46	[d]
12	13	12		21		12	13	12		21

Retirement Class						Investor Class

2006	2005	2004[f]		2003[g]		2006	2005		2004[f]		2003[g]

$9.75	$8.42	$7.92		$6.74		$9.74	$8.41		$7.92		$6.74
.08 [d]	.07 [d]	.01	[d]	.03	[d]	.04 [d]	.05	[d]	.04	[d]	.04	[d]
2.78	1.31	.57		1.18		2.81	1.32		.52		1.17

2.86	1.38	.58		1.21		2.85	1.37		.56		1.21

(.01)	(.05)	(.08)		(.03)		(.01)	(.04)		(.07)		(.03)
—	—	—		—		—	—		—		—

(.01)	(.05)	(.08)		(.03)		(.01)	(.04)		(.07)		(.03)
— [j]	— [j]	—	[j]	—	[j]	— [j]	—	[j]	—	[j]	—	[j]

12.60	9.75	8.42		7.92		12.58	9.74		8.41		7.92
$128	$43	$29		$—		$23,726	$6,772		$3,128		$383

29.40%	16.46%	7.31%[e]		18.07%[e]		29.29%	16.31	% [e]	7.04%[e]		18.02%[e]
1.23	1.24	1.19	[d]	N/A	[h]	1.37	1.39		1.39	[d]	1.40	[d]
—	—	.05		—		—	.02		.04		.01
1.23	1.24	1.19	[d]	N/A	[h]	1.37	1.39		1.39	[d]	1.40	[d]
.67	.57	.37	[d]	N/A	[h]	.56	.35		.32	[d]	.49	[d]
100	183	216		234		100	183		216		234

INTERNATIONAL EQUITY

Harbor International Equity Funds Financial Highlights—Continued
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR GLOBAL VALUE FUND
	Institutional Class		Retirement Class		Investor Class

For the Period Ended October 31:	2006[l]		2006[l]		2006[l]

Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations:
Net investment income/(loss)	.03	[d]	.06	[d]	.04	[d]
Net realized and unrealized gains/(losses) on investments	.80		.77		.78

Total from investment operations	.83		.83		.82

Less Distributions:
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[a]	—		—		—

Total distributions	—		—		—
Proceeds from redemption fees	—	[j]	—	[j]	—	[j]

Net asset value end of period	10.83		10.83		10.82
Net assets end of period (000s)	$13,011		$1,118		$1,764

Ratios and Supplemental Data (%):
Total return	8.30%[e,d,i]		8.30%[e,d,i]		8.20%[e,d,i]
Ratio of operating expenses to average net assets[b]	1.00	[d,k]	1.25	[d,k]	1.38	[d,k]
Ratio of operating expenses not imposed to average net assets	2.41		2.41		2.41
Ratio of operating expenses net of all offsets to average net assets	1.00	[d,k]	1.25	[d,k]	1.38	[d,k]
Ratio of net investment income/(loss) to average net assets	1.53	[d,k]	1.81	[d,k]	1.48	[d,k]
Portfolio turnover	5	[i]	5	[i]	5	[i]

a	Includes both short-term and long-term capital gains.

b	Percentage does not reflect reduction for credit balance arrangements from custodian. (See Note 4 to Financial Statements).

c	After the close of business on October 31, 2002, Harbor International Fund II was merged with and into Harbor International Fund.

d	Reflects the Adviser’s waiver of a portion of its management fees and/or other operating expenses.

e	The total returns would have been lower had certain expenses not been waived during the periods shown.

f	Effective March 1, 2004, Harbor International Growth Fund appointed Marsico Capital Management, LLC as its Subadviser.

g	Commenced operations November 1, 2002.

h	Assets in this class were too small to incur any income or expense.

i	Unannualized.

j	Less than $0.01.

k	Annualized.

l	For the period August 7, 2006 (inception) through October 31, 2006.
The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY

[THIS PAGE INTENTIONALLY LEFT BLANK]

INTERNATIONAL EQUITY

Harbor Fixed Income Funds
Harbor High-Yield Bond Fund
MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER
Shenkman Capital
Management, Inc.
461 Fifth Avenue
22nd Floor
New York, NY 10017
Mark Shenkman
Portfolio Manager (since 2002)
Mark Flanagan, CFA, CPA
Lead Portfolio Manager (since 2002)
Frank Whitley
Portfolio Manager (since 2002)
Robert Stricker, CFA
Portfolio Manager (since 2003)
Steven Schweitzer
Portfolio Manager (since 2004)
Shenkman Capital has subadvised the Fund since its inception in 2002.
INVESTMENT GOAL
Total return.
PRINCIPAL STYLE CHARACTERISTICS
High-yield bonds.

TOP TEN HOLDINGS (% of net assets)

General Motors Corp. Series A	1.4%
American Cellular Corp. Series B	1.2
Kabel Deutschland GmbH	1.0
Alpha Natural Resources LLC	1.0
Nordic Telephone Co. Holdings ApS	0.9
Lucent Technologies Inc.	0.9
Ford Motor Credit Co.	0.9
Dynegy Holdings Inc.	0.9
Mediacom LLC	0.9
Cincinnati Bell Inc.	0.9
FUND CATEGORY
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
The high-yield market generated a solid return for the 12 months ended October 31, 2006. A combination of low defaults, a relatively benign interest rate environment, and slight spread compression resulted in the Merrill Lynch High-Yield Master II Index return of 10.34%. This performance was significantly better than many other fixed income sectors. For example, the Merrill Lynch Corporate Master Index returned 5.44% and the Merrill Lynch Treasury Index returned 4.59%.
There were many events that impacted high-yield investments during the 2006 fiscal year. The three key developments were the Federal Reserve’s decision to stop raising short-term interest rates after 17 consecutive increases, the correction in the U.S. housing market, and a continuing appetite for risk taking in the high-yield market. From January through October of 2006, new issuance of high-yield securities was substantial. New issue volumes were well ahead of the prior year’s pace, with $104.9 billion coming to market compared with $83.6 billion during the first 10 months of calendar year 2005. Demand for high-yield securities also was above the prior year’s levels, as $1.8 billion flowed into high-yield mutual funds versus an $8.6 billion outflow for the first 10 months of 2005.
Default rates continued to hit historical lows. Through the first 10 months of calendar year 2006, only eight high-yield companies defaulted, which was on pace for the lowest yearly total since 1981. A prevalent concern among high-yield investors was the ever-increasing pace and size of merger and acquisition transactions. Over the past 12 months, eight of the 10 largest leveraged buy outs on record have been announced. The majority of these LBOs will access the high-yield market to finance a significant component of their funding. Although several large LBO-related new issues have been well received in the high-yield market, there is still concern as to whether the market may be negatively impacted by the sheer size and quantity of such transactions.
Performance
The Harbor High-Yield Bond Fund generated solid returns of 8.56% (Institutional Class), 8.22% (Retirement Class), and 8.15% (Investor Class) for the 2006 fiscal year. Performance within the portfolio was broad-based, as 42 of 43 industry sectors posted a gain.
On an absolute basis, the Fund’s performance was driven by its holdings in the consumer products, gaming, cable, support-services, and telecom sectors. Compared to the index, the Fund benefited from its underweighting in the health care sector—specifically by not owning the sector’s largest constituent, HCA, which experienced a sharp decline in its bond prices due to a proposed LBO by several private equity sponsors. However, the Fund was negatively impacted by its underweighting in the airline and auto sectors, as these industries posted outsized returns.

FIXED INCOME

Harbor High-Yield Bond Fund
MANAGERS’ COMMENTARY—Continued

Relative performance was negatively impacted by the cable industry. In this instance, we avoided the sector’s largest issuer, Charter Communications, due to what we consider excessive leverage and its failure to meet our stringent credit requirements. Nonetheless, Charter’s high-yield instruments continued to rally during the fiscal year; this hurt the Fund’s relative performance since it did not own any Charter securities.
Outlook and Strategy
Over the near term, we expect to increase the duration of the Fund and incrementally add to the Fund’s BB-rated securities. This strategy is consistent with our view that the interest rate environment is positive and that the credit cycle is potentially nearing its later stages.
The recent tone of the high-yield market has been surprisingly favorable. At the end of a disappointing 2005, few strategists would have predicted that high-yield bonds would earn more than their coupon rates in 2006. However, stable interest rates, strong corporate profits, a robust stock market, easy credit, and ample liquidity allowed high-yield bonds to exceed expectations. We believe that if these same factors persist, the market could continue to move higher in the coming year.

This report contains the current opinions of the managers and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

FIXED INCOME

Harbor High-Yield Bond Fund
FUND SUMMARY—October 31, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 024
Cusip: 411511553
Ticker: HYFAX
Inception Date: 12-01-2002
RETIREMENT CLASS
Fund #: 224
Cusip: 411511546
Ticker: HYFRX
Inception Date: 12-01-2002
INVESTOR CLASS
Fund #: 424
Cusip: 411511538
Ticker: HYFIX
Inception Date: 12-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	208	1,820
Total Net Assets (000s)	$33,913	N/A
Average Market Coupon	8.2%	7.9%
Yield to Maturity	7.8%	8.2%
Weighted Average Maturity	7.4 years	7.1 years
Weighted Average Duration	3.6 years	4.6 years
Weighted Average Credit Quality	B/B2	B1
R-Squared	45.4%	39.3%
Beta vs Merrill Lynch High-Yield Master II Index	0.2	0.2
Portfolio Turnover Rate (Year Ended 10-31-2006)	63%	N/A
 SECTOR ALLOCATION (% of investments)
PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 12-01-2002 through 10-31-2006

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch High-Yield Master II Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

TOTAL RETURNS
For the periods ended 10-31-2006

		Average Annual
				Final Value
	1	5	Life of	of a $10,000
	Year	Years	Fund	Investment

Harbor High-Yield Bond Fund

Institutional Class	8.56%	N/A	9.84%	$14,441
Retirement Class	8.22	N/A	9.58	14,309
Investor Class	8.15	N/A	9.41	14,218

Comparative Index

Merrill Lynch High-Yield Master II	10.34%	9.86%	12.96%	$16,114

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The Fund has a redemption fee of 1% against shares that are held for less than 9 months.

FIXED INCOME

Harbor High-Yield Bond Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.81%
Total Net Assets (000s):
  $28,727
RETIREMENT CLASS
Expense Ratio: 1.05%
Total Net Assets (000s):   $524
INVESTOR CLASS
Expense Ratio: 1.21%
Total Net Assets (000s):
  $4,662

CREDIT QUALITY (% of investments)
MATURITY PROFILE (% of investments)
FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2006 through October 31, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2006)	(October 31, 2006)	Period*

Institutional Class
Actual	$1,000.00	$1,035.39	$4.15
Hypothetical (5% return)	1,000.00	1,021.13	4.13

Retirement Class
Actual	$1,000.00	$1,032.82	$5.38
Hypothetical (5% return)	1,000.00	1,019.92	5.35

Investor Class
Actual	$1,000.00	$1,033.44	$6.20
Hypothetical (5% return)	1,000.00	1,019.11	6.16

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—October 31, 2006

Total Investments (% of net assets)
(Excludes net cash and short-term investments of 4.0%)

Media	12.9
Commercial Services & Supplies	9.1
Oil, Gas & Consumable Fuels	7.5
Hotels, Restaurants & Leisure	7.0
Diversified Telecommunication Services	6.6
Wireless Telecommunication Services	6.5
Chemicals	4.7
Paper & Forest Products	4.1
Specialty Retail	2.8
Aerospace & Defense	2.7
Gas Utilities	2.7
Food Products	2.3
Household Products	2.3
Health Care Providers & Services	2.2
Household Durables	2.2
Diversified Consumer Services	2.1
Consumer Finance	1.9
Building Products	1.6
Automobiles	1.4
Electric Utilities	1.4
Food & Staples Retailing	1.4
Containers & Packaging	1.3
IT Services	1.2
Distributors	1.1
Textiles, Apparel & Luxury Goods	1.1
Auto Components	1.0
Communications Equipment	0.9
Energy Equipment & Services	0.9
Electronic Equipment & Instruments	0.7
Leisure Equipment & Products	0.6
Pharmaceuticals	0.6
Metals & Mining	0.4
Health Care Equipment & Supplies	0.3
Machinery	0.3
Beverages	0.2

COMMON STOCKS—1.0%
		Value
Shares		(000s)

HOTELS, RESTAURANTS & LEISURE—0.6%
5,000	Boyd Gaming Corp.	$197

MACHINERY—0.0%
1,000	Mueller Water Products Inc.	16

OIL, GAS & CONSUMABLE FUELS—0.4%
5,000	Alpha Natural Resources Inc.	80
5,000	Compton Petroleum Corp. (CAN)	66

		146

TOTAL COMMON STOCKS (Cost $366)		359

CORPORATE BONDS & NOTES—93.1%
Principal
Amount
(000s)

AEROSPACE & DEFENSE—2.7%
	Argo-Tech Corp.
$150	9.250%—06/01/2011	156
	Armor Holdings Inc.
100	8.250%—08/15/2013	104
	DRS Technologies Inc.
150	7.625%—02/01/2018	154
	DynCorp International Series B
137	9.500%—02/15/2013	143
	K&F Acquisition Inc.
100	7.750%—11/15/2014	102
	Sequa Corp.
250	9.000%—08/01/2009	265

		924

AUTO COMPONENTS—1.0%
	Goodyear Tire & Rubber Co.
150	7.857%—08/15/2011	146
	United Components Inc.
200	9.375%—06/15/2013	203

		349

BEVERAGES—0.2%
	Le-Nature’s Inc.*
50	9.000%—06/15/2013[1]	51

BUILDING PRODUCTS—1.6%
	Goodman Global Holding Co. Inc.
100	7.875%—12/15/2012	97
	Goodman Global Holding Co. Inc. Series B
179	8.329%—06/15/2012[2]	182
	Interface Inc.
125	7.300%—04/01/2008	127
125	10.375%—02/01/2010	137

		264

		543

CHEMICALS—4.7%
	Hexion US Finance Corp.
250	9.750%—11/15/2014[1]	251
100	9.870%—11/15/2014[1,2]	100

		351

	Ineos Group Holdings plc
150	8.500%—02/15/2016[1]	145
	Lyondell Chemical Co.
150	8.000%—09/15/2014	154
250	8.250%—09/15/2016	259

		413

	Nalco Co.
200	8.875%—11/15/2013	211

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal
Amount		Value
(000s)		(000s)

CHEMICALS—Continued
	Rhodia SA
$100	8.875%—06/01/2011	$105
33	10.250%—06/01/2010	38

		143

	Rockwood Specialties Group Inc.
125	7.500%—11/15/2014	125
182	10.625%—05/15/2011	196

		321

		1,584

COMMERCIAL SERVICES & SUPPLIES—9.1%
	Ahern Rentals Inc.
125	9.250%—08/15/2013	129
	Allied Waste North America Inc. Series B
150	7.125%—05/15/2016	149
	Ashtead Capital Inc.
150	9.000%—08/15/2016[1]	159
	Avis Budget Car Rental LLC
100	7.905%—05/15/2014[1,2]	98
	Cardtronics Inc.
100	9.250%—08/15/2013	104
	Casella Waste Systems Inc.
150	9.750%—02/01/2013	158
	Corrections Corp of America
100	7.500%—05/01/2011	103
	Da-Lite Screen Co. Inc.
150	9.500%—05/15/2011	159
	FTI Consulting Inc.
100	3.750%—07/15/2012[3]	116
100	7.750%—10/01/2016[1]	103

		219

	Global Cash Access LLC
162	8.750%—03/15/2012	172
	Hertz Corp.
250	8.875%—01/01/2014[1]	262
	iPayment Inc.
200	9.750%—05/15/2014[1]	206
	Iron Mountain Inc.
125	7.750%—01/15/2015	128
	Mac-Gray Corp.
175	7.625%—08/15/2015	178
	Neff Rental LLC
125	11.250%—06/15/2012[1]	136
	Norcross Safety Products LLC Series B
150	9.875%—08/15/2011	160
	United Rentals North America Inc.
200	7.750%—11/15/2013	201
	Valmont Industries Inc.
150	6.875%—05/01/2014	150
	Waste Connections Inc.
100	3.750%—04/01/2026[3]	104
	Williams Scotsman Inc.
100	8.500%—10/01/2015	104

		3,079

COMMUNICATIONS EQUIPMENT—0.9%
	Lucent Technologies Inc.
350	6.450%—03/15/2029	315

CONSUMER FINANCE—1.9%
	Ford Motor Credit Co.
200	6.625%—06/16/2008	197
300	9.824%—04/15/2012[2]	313

		510

	General Motors Acceptance Corp.
150	6.750%—12/01/2014	149

		659

CONTAINERS & PACKAGING—1.3%
	BWAY Corp.
150	10.000%—10/15/2010	158
	Crown Americas LLC
100	7.625%—11/15/2013	103
	Smurfit-Stone Container Enterprises Inc.
172	9.750%—02/01/2011	178

		439

DISTRIBUTORS—1.1%
	Buhrmann US Inc.
125	8.250%—07/01/2014	123
	Wesco Distribution Inc.
250	7.500%—10/15/2017	254

		377

DIVERSIFIED CONSUMER SERVICES—2.1%
	Alderwoods Group Inc.
100	7.750%—09/15/2012	108
	Carriage Services Inc.
200	7.875%—01/15/2015	198
	Education Management LLC
200	10.250%—06/01/2016[1]	209
	Service Corp International
100	7.375%—10/01/2014[1]	103
100	7.625%—10/01/2018[1]	103

		206

		721

DIVERSIFIED TELECOMMUNICATION SERVICES—6.6%
	Cincinnati Bell Inc.
300	8.375%—01/15/2014	307
	Cincinnati Bell Tele Co.
150	6.300%—12/01/2028	134
	Insight Midwest LP
26	9.750%—10/01/2009	27
	Nordic Telephone Co. Holdings ApS
300	8.875%—05/01/2016[1]	316
	NTL Cable plc
200	9.125%—08/15/2016	211
	Qwest Communication Corp. (LCI International)
200	7.250%—06/15/2007	201
	Qwest Corp.
100	7.500%—10/01/2014[1]	105
50	8.640%—06/15/2013[2]	54

		159

	Syniverse Technologies Inc. Series B
200	7.750%—08/15/2013	193
	Telenet Group Holding NV
250	11.500%—06/15/2014[1,4]	226
	Time Warner Telecom Holdings Inc.
200	9.250%—02/15/2014	212
	West Corp.
150	9.500%—10/15/2014[1]	150
100	11.000%—10/15/2016[1]	101

		251

		2,237

ELECTRIC UTILITIES—1.4%
	Edison Mission Energy
150	7.750%—06/15/2016[1]	156

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal
Amount		Value
(000s)		(000s)

ELECTRIC UTILITIES—Continued
	Mirant Americas Generation LLC
$100	8.300%—05/01/2011	$102
	Mirant North America LLC
100	7.375%—12/31/2013	102
	MSW Energy Holdings LLC Series B
125	7.375%—09/01/2010	127

		487

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.7%
	Celestica Inc.
250	7.625%—07/01/2013	252

ENERGY EQUIPMENT & SERVICES—0.9%
	Dresser-Rand Group Inc.
44	7.375%—11/01/2014	44
	CHC Helicopter Corp.
50	7.375%—05/01/2014	48
	Gulfmark Offshore Inc.
200	7.750%—07/15/2014	202

		294

FOOD & STAPLES RETAILING—1.4%
	Rite Aid Corp.
100	7.125%—01/15/2007	101
100	8.125%—05/01/2010	101

		202

	Stater Brothers Holdings
50	8.125%—06/15/2012	51
	Supervalu Inc.
200	7.500%—11/15/2014	204

		457

FOOD PRODUCTS—2.3%
	B&G Foods Inc.
100	8.000%—10/01/2011	102
	Dean Foods Co.
50	6.900%—10/15/2017	49
	Del Monte Corp.
100	6.750%—02/15/2015	98
225	8.625%—12/15/2012	238

		336

	Michael Foods Inc.
125	8.000%—11/15/2013	130
	Pinnacle Foods Holding Corp.
150	8.250%—12/01/2013	151

		768

GAS UTILITIES—2.7%
	Amerigas Partners LP
100	7.250%—05/20/2015	100
	Ferrellgas Partners LP
200	8.750%—06/15/2012	207
	Dynegy Holding Inc.
300	8.375%—05/01/2016	310
	Inergy LP
150	6.875%—12/15/2014	146
	Suburban Propane Partners LP
150	6.875%—12/15/2013	145

		908

HEALTH CARE EQUIPMENT & SUPPLIES—0.3%
	Koppers Inc.
85	9.875%—10/15/2013	92

HEALTH CARE PROVIDERS & SERVICES—2.2%
	DaVita Inc.
150	7.250%—03/15/2015	150
	Health Management Associates Inc.
100	4.375%—08/01/2023[3]	102
	Omnicare Inc.
150	3.250%—12/15/2035[3]	128
	Psychiatric Solutions Inc.
150	7.750%—07/15/2015	149
	Res-Care Inc.
125	7.750%—10/15/2013	125
	Triad Hospitals Inc.
100	7.000%—11/15/2013	98

		752

HOTELS, RESTAURANTS & LEISURE—6.4%
	American Casino & Entertainment Properties LLC
200	7.850%—02/01/2012	205
	Chukchansi Economic Development Authority
200	8.000%—11/15/2013[1]	209
100	8.780%—11/15/2012[1,2]	104

		313

	Felcor Lodging LP
200	8.500%—06/01/2011	214
	Gaylord Entertainment Co.
175	8.000%—11/15/2013	179
	Herbst Gaming Inc.
125	8.125%—06/01/2012	129
	Isle of Capri Casinos Inc.
150	7.000%—03/01/2014	145
150	9.000%—03/15/2012	158

		303

	MTR Gaming Group Inc. Series B
150	9.750%—04/01/2010	158
	Pinnacle Entertainment Inc.
100	8.250%—03/15/2012	102
	Seneca Gaming Corp.
125	7.250%—05/01/2012	126
	Seneca Gaming Corp. Series B
50	7.250%—05/01/2012	51
	Station Casinos Inc.
150	6.875%—03/01/2016	138
150	7.750%—08/15/2016	155

		293

	Town Sports International
80	9.625%—04/15/2011	85

		2,158

HOUSEHOLD DURABLES—2.2%
	American Achievement Corp.
150	8.250%—04/01/2012	154
	Jacuzzi Brands Inc.
100	9.625%—07/01/2010	108
	Jarden Corp. (Alltrista)
150	9.750%—05/01/2012	159
	Norcraft Cos. LP
125	9.000%—11/01/2011	129
	Simmons Bedding Co.
200	7.875%—01/15/2014	198

		748

HOUSEHOLD PRODUCTS—2.3%
	Central Garden & Pet Co.
250	9.125%—02/01/2013	262

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal
Amount		Value
(000s)		(000s)

HOUSEHOLD PRODUCTS—Continued
	Jostens (Visant)
$150	7.625%—10/01/2012	$152
200	8.750%—12/01/2013	206

		358

	Playtex Products Inc.
150	9.375%—06/01/2011	157

		777

IT SERVICES—1.2%
	Sungard Data Systems Inc.
200	9.125%—08/15/2013	208
50	9.973%—08/15/2013[2]	52
125	10.250%—08/15/2015	132

		392

LEISURE EQUIPMENT & PRODUCTS—0.6%
	Leslie’s Poolmart
200	7.750%—02/01/2013	198

MACHINERY—0.3%
	Mueller Group Inc.
98	10.000%—05/01/2012	107

MEDIA—12.9%
	Advanstar Communications Inc.
100	10.750%—08/15/2010	108
	Advanstar Communications Inc. Series B
250	12.000%—02/15/2011	263
	Cablevision Systems Corp. Series B
250	9.870%—04/01/2009[2]	263
	Cadmus Communications Corp.
150	8.375%—06/15/2014	146
	CBD Media Holdings LLC
125	9.250%—07/15/2012	125
	Echostar DBS Corp.
100	6.625%—10/01/2014	97
	Gray Television Inc.
150	9.250%—12/15/2011	158
	Houghton Mifflin Co.
100	8.250%—02/01/2011	104
200	9.875%—02/01/2013	215

		319

	Insight Communications Co. Inc.
275	12.250%—02/15/2011[4]	291
	Kabel Deutschland GmbH
300	10.625%—07/01/2014[1]	326
	Lamar Media Corp.
150	6.625%—08/15/2015	145
	LBI Media Inc.
200	10.125%—07/15/2012	214
	LIN Television Corp.
250	2.500%—05/15/2033[3]	235
	LIN Television Corp. Series B
100	6.500%—05/15/2013	95
	Lodgenet Entertainment Corp.
200	9.500%—06/15/2013	215
	Mediacom Broadband LLC
100	8.500%—10/15/2015	100
	Mediacom LLC
300	9.500%—01/15/2013	309
	Morris Publishing Group LLC
100	7.000%—08/01/2013	96
	Quebecor Media Inc.
200	7.750%—03/15/2016	203
	R.H. Donnelley Corp. Series A2
300	6.875%—01/15/2013	284
	R.H. Donnelley Corp. Series A3
100	8.875%—01/15/2016	103
	Radio One Inc.
100	6.375%—02/15/2013	94
	Sun Media Corp.
125	7.625%—02/15/2013	127
	Videotron Ltee
50	6.875%—01/15/2014	50

		4,366

METALS & MINING—0.4%
	Arch Western Finance LLC
150	6.750%—07/01/2013	146

OIL, GAS & CONSUMABLE FUELS—7.1%
	Alpha Natural Resources LLC
300	10.000%—06/01/2012	324
	Chesapeake Energy Corp.
125	6.500%—08/15/2017	118
	Compton Petroleum Finance Corp.
200	7.625%—12/01/2013	191
	Comstock Resources Inc.
150	6.875%—03/01/2012	143
	Copano Energy LLC
150	8.125%—03/01/2016	153
	El Paso Corp.
125	9.625%—05/15/2012	139
	Encore Acquisition Co.
250	6.000%—07/15/2015	229
	Exco Resources Inc.
200	7.250%—01/15/2011	193
	Foundation PA Coal Co.
150	7.250%—08/01/2014	150
	Harvest Operations Corp.
100	7.875%—10/15/2011	96
	Holly Energy Partners LP
75	6.250%—03/01/2015	70
	Peabody Energy Corp.
150	7.375%—11/01/2016	157
	PetroHawk Energy Corp.
150	9.125%—07/15/2013[1]	154
	Whiting Petroleum Corp.
125	7.000%—02/01/2014	124
	Williams Cos. Inc.
150	7.625%—07/15/2019	159

		2,400

PAPER & FOREST PRODUCTS—4.1%
	Abitibi-Consolidated Co. of Canada
150	8.375%—04/01/2015	131
250	8.890%—06/15/2011[2]	242

		373

	Boise Cascade LLC
100	7.125%—10/15/2014	95
125	8.249%—10/15/2012[2]	127

		222

	Cascades Inc.
150	7.250%—02/15/2013	148
	Catalyst Paper Corp. Series D
100	8.625%—06/15/2011	101
	MDP Acquisitions plc (Jeff Smurfit)
125	9.625%—10/01/2012	133

FIXED INCOME

Harbor High-Yield Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal
Amount		Value
(000s)		(000s)

PAPER & FOREST PRODUCTS—Continued
	NewPage Corp.
$150	10.000%—05/01/2012	$158
	Verso Paper Holdings LLC
150	9.121%—08/01/2014[1,2]	152
100	11.375%—08/01/2016[1]	102

		254

		1,389

PHARMACEUTICALS—0.6%
	NBTY Inc.
150	7.125%—10/01/2015	147
	Warner Chilcott Corp.
65	8.750%—02/01/2015	67

		214

SPECIALTY RETAIL—2.8%
	Affinity Group Inc.
100	9.000%—02/15/2012	100
	Autonation Inc.
200	7.374%—04/15/2013[2]	202
	Burlington Coat Factory Warehouse Corp.
200	11.125%—04/15/2014[1]	198
	Pantry Inc.
125	7.750%—02/15/2014	127
	Petro Stopping Centers LP
175	9.000%—02/15/2012	180
	Stripes Acquisition LLC (Susser Finance)
142	10.625%—12/15/2013[1]	155

		962

TEXTILES, APPAREL & LUXURY GOODS—1.1%
	Levi Strauss & Co.
100	10.122%—04/01/2012[2]	103
	Oxford Industries Inc.
150	8.875%—06/01/2011	155
	Phillips-Van Heusen Corp.
125	8.125%—05/01/2013	131

		389

WIRELESS TELECOMMUNICATION SERVICES—6.0%
	American Cellular Corp. Series B
400	10.000%—08/01/2011	422
	Centennial Communications Corp.
150	8.125%—02/01/2014	151
250	11.122%—01/01/2013[2]	261

		412

	Hughes Network Systems LLC
200	9.500%—04/15/2014[1]	208
	Intelsat Bermuda Ltd.
100	9.250%—06/15/2016[1]	107
250	11.250%—06/15/2016[1]	274

		381

	Intelsat Subsidiary Holding Co. Ltd.
250	10.484%—01/15/2012[2]	255
	Rogers Wireless Inc.
100	8.000%—12/15/2012	106
	Rural Cellular Corp.
250	8.250%—03/15/2012	258

		2,042

TOTAL CORPORATE BONDS & NOTES (Cost $31,110)		31,576

PREFERRED STOCKS—1.9%
Shares

AUTOMOBILES—1.4%
	General Motors Corp. Series A
18,960	4.500%—03/06/2032[3]	473

WIRELESS TELECOMMUNICATION SERVICES—0.5%
	Crown Castle International
3,000	6.250%—08/15/2012[3]	166

TOTAL PREFERRED STOCKS (Cost $595)		639

SHORT-TERM INVESTMENTS—1.7%
(Cost $563)
Principal
Amount
(000s)

REPURCHASE AGREEMENTS
563	Repurchase Agreement with State Street Corp. dated October 31, 2006 due November 1, 2006 at 4.550% collateralized by a Federal Home Loan Mortgage Corporation Note (FHLMC) (market value $576)	563

TOTAL INVESTMENTS—97.7% (Cost $32,634)		33,137
CASH AND OTHER ASSETS, LESS LIABILITIES—2.3%		776

TOTAL NET ASSETS—100.0%		$33,913

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.) and are considered to be liquid under procedures established by the Board of Trustees. At October 31, 2006, these securities were valued at $4,968 or 14.65% of net assets.

2	Floating rate security. The stated rate represents the rate in effect at October 31, 2006.

3	Convertible bond.

4	Step coupon security.

*	Security in default.
(CAN) Canada.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

[THIS PAGE INTENTIONALLY LEFT BLANK]

FIXED INCOME

Harbor Bond Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Pacific Investment
Management Company LLC
840 Newport Center Drive
P. O. Box 6430
Newport Beach, CA
92658-6430
William Gross
Portfolio Manager (since 1987)
PIMCO has subadvised the Fund since its inception in 1987.
INVESTMENT GOAL
Total return.
PRINCIPAL STYLE CHARACTERISTICS
Intermediate bonds with overall portfolio rated high quality.

TOP TEN HOLDINGS (% of net assets)

Federal National Mortgage Association (5.500% - 02/01/2035)	7.3%
Federal National Mortgage Association (5.000% - 03/01/2036)	5.8
Federal National Mortgage Association (5.500% - 05/01/2034)	3.3
Federal National Mortgage Association TBA (5.000% - 11/13/2036)	2.3
Federal National Mortgage Association TBA (5.500% - 11/13/2036)	2.3
Chase Credit Card Master Trust (5.420% - 06/15/2009)	1.5
Federal National Mortgage Association (5.000% - 08/01/2035)	1.2
Federal National Mortgage Association (5.500% - 04/01/2034)	1.1
First Franklin Mortgage Loan Asset Backed Certificates (5.390% - 06/25/2036)	0.9
Park Place Securities Inc. (5.632% - 10/25/2034)	0.9
FUND CATEGORY
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
During most of the 2006 fiscal year, the bond market was focused on the pace and duration of the Federal Reserve’s tightening cycle. Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The U.S. central bank raised the federal funds rate in 25-basis-point increments through June to 5.25% due to concerns of accelerating inflation and signs of economic growth.
However, during July U.S. Treasury yields started to decline based on evidence that the U.S. economy was beginning to slow. Treasury yields continued their descent in August on the back of a continued slowdown in the housing market, weaker inflation, and rising unemployment. The Federal Open Market Committee kept rates unchanged for the first time in two years in August after 17 consecutive 25-basis-point rate hikes, citing weakness in the housing sector and falling energy prices. The Fed left the target rate unchanged at 5.25% at its next two meetings through the year ended October 31, 2006. The benchmark 10-year Treasury yield ended the fiscal year at 4.60%, 65 basis points lower than the fed funds rate.
Performance
The Harbor Bond Fund returned 5.10% (Institutional Class) and 4.76% (Retirement Class) for the 2006 fiscal year. The Fund lagged its benchmark, the Lehman Brothers Aggregate Index, which returned 5.19%, but the Fund’s five-year and 10-year returns continued to outperform those of the index.
The Fund’s investment process is based upon a long-term approach, which utilizes both top-down and bottom-up strategies. Top-down strategies focus on duration, yield curve positioning, volatility, and sector rotation, while bottom-up strategies drive the security selection process, facilitating the identification of undervalued securities. No single strategy dominates returns; the total return strategy relies on multiple sources of value added in a highly diversified portfolio.
The Fund’s performance was relatively stable despite a volatile market, as we employed defensive interest-rate and sector strategies together with broad diversification to help preserve value. We maintained a focus on quality, as the average credit rating of securities in the portfolio was held at the AAA level.
The Fund benefited from tactical portfolio adjustments and holdings in non-index securities. This more than offset the negative impact of an underweight in the strong-performing corporate bond sector. We felt that core bond securities (those contained in the Lehman Brothers Aggregate Index) presented limited buying opportunities due to their rich valuations relative to U.S. Treasuries. As a result, we sought opportunities in securities not contained in the index, such as emerging market bonds and non-U.S. holdings, with an emphasis on European bonds.

FIXED INCOME

Harbor Bond Fund
MANAGER’S COMMENTARY—Continued

Early in the fiscal year, the Fund’s above-index duration was negative for performance, but this was more than offset subsequently with interest rates falling. Underweighting corporate bonds hurt returns, as investors seeking to boost yield were drawn to those assets. An overweighted exposure to mortgage-backed securities and mortgage security selection added to returns. A modestly overweighted allocation to short and intermediate term maturities for much of the fiscal year was negative for performance, as the yield curve continued to flatten while the Fed raised short-term interest rates.
Diversification of interest rate exposure via allocations to Eurozone and United Kingdom bonds hurt returns; their yields rose on prospects of stronger economic growth than in the U.S. A modest tactical allocation to Treasury Inflation Protected Securities (TIPS) hurt performance as TIPS underperformed U.S. Treasury issues. Holdings of municipal bonds helped performance, as these lower volatility assets typically outperform Treasuries when interest rates are rising. Exposure to emerging market issues was positive, as these markets benefited from improving economic fundamentals, continued credit quality upgrades, and spreads tightening to historic lows.
Outlook and Strategy
We believe that the most likely outcome for the global economy over the next several quarters is for slower growth with inflation near or slightly above current levels. More important from our perspective is the distribution of risks around this forecast, which we believe tilts toward a sharper-than-expected slowdown and lower inflation. The slowdown in the U.S. housing market, which already has helped curtail growth, could intensify and produce an even deeper downturn. Should the housing contraction continue to worsen and flow through to the consumer, we believe the Fed would be likely to begin lowering interest rates.
Although growth could turn out to be faster than we expect, this outcome appears less likely. Should this be the case, the cyclical correction in energy prices now under way would have a more powerful effect on consumer purchasing power than the housing downturn. Inflation could trend higher in the short run, but we believe that it will be contained over the next several quarters by the decline in housing and energy prices. With respect to portfolio strategy, we plan to:

•	Maintain a high-quality focus and employ strategies that seek potential price gains rather than yield enhancement.

•	Target above-index duration, given prospects for a slowing economy and downward pressure on rates.

•	Focus on shorter maturities in the U.S., which should outperform as we expect the U.S. yield curve to steepen.

•	Retain an overweighted exposure to mortgages, which continue to be a source of high quality yield.

•	Underweight or de-emphasize corporate and emerging market bonds, where thin credit premiums could be at risk of widening should global growth weaken and risk appetites abate.

•	Take modest exposures to TIPS and municipal bonds, which are near full value. TIPS offer a hedge against higher-than-expected inflation. Municipals’ relatively low volatility gives them the potential to outpace taxable bonds if rates should rise.

•	Hold U.K. and Eurozone bonds, which could benefit from less central bank tightening than markets now expect.

•	Take yen, euro, and emerging market currency exposure in an effort to gain from expected U.S. dollar weakness.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse affect on the Harbor Bond Fund. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. PIMCO computed the portfolio credit rating of AAA by averaging the credit ratings of all portfolio holdings. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

FIXED INCOME

Harbor Bond Fund
FUND SUMMARY—October 31, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 014
Cusip: 411511108
Ticker: HABDX
Inception Date: 12-29-1987
RETIREMENT CLASS
Fund #: 214
Cusip: 411511686
Ticker: HRBDX
Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	785	7,018
Total Net Assets (000s)	$2,345,902	N/A
Average Market Coupon	5.0%	5.3%
Yield to Maturity	5.5%	5.3%
Weighted Average Maturity	7.1 years	7.0 years
Weighted Average Duration	5.0 years	4.5 years
Weighted Average Credit Quality	AAA	AA1/AA2
Portfolio Turnover Rate (Year Ended 10-31-2006)	312%	N/A
PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 11-01-1996 through 10-31-2006

The graph compares a $10,000 investment in the Fund with the performance of the Lehman Brothers Aggregate Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

TOTAL RETURNS
For the periods ended 10-31-2006

		Average Annual
				Final Value
	1	5	10	of a $10,000
	Year	Years	Years	Investment

Harbor Bond Fund

Institutional Class	5.10%	5.09%	6.73%	$19,174
Retirement Class	4.76	4.84	6.46	18,708

Comparative Index

LB AGG	5.19%	4.51%	6.26%	$18,348

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the Retirement Class.

FIXED INCOME

Harbor Bond Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.58%
Total Net Assets (000s):
  $2,307,311
RETIREMENT CLASS
Expense Ratio: 0.83%
Total Net Assets (000s):
  $38,591

CREDIT QUALITY (% of investments)
MATURITY PROFILE (% of investments)
FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2006 through October 31, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2006)	(October 31, 2006)	Period*

Institutional Class
Actual	$1,000.00	$1,040.03	$2.98
Hypothetical (5% return)	1,000.00	1,022.29	2.96

Retirement Class
Actual	$1,000.00	$1,037.89	$4.26
Hypothetical (5% return)	1,000.00	1,021.03	4.23

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—October 31, 2006

Total Investments (% of net assets)
(Excludes net cash and short-term investments of 24.3%)

Mortgage Pass-Through	44.3
Corporate Bonds & Notes	14.8
Asset-Backed Securities	8.1
Collateralized Mortgage Obligations	4.8
U.S. Government Obligations	1.6
Foreign Government Obligations	0.8
Municipal Bonds	0.8
Purchased Options	0.4
Bank Loan Obligations	0.1

ASSET-BACKED SECURITIES—8.1%
Principal
Amount		Value
(000s)		(000s)

	ACE Securities Corp. Series 2006-ASP5 Cl. A2A
$4,323	5.404%—10/25/2036[1,2]	$4,326
	Argent Securities Inc. Pass Through Certificates Series 2006-M2 Cl. A2A
2,803	5.380%—09/25/2036[1,2]	2,805
	Chase Credit Card Master Trust Series 2002-1 Cl. A
35,200	5.420%—06/15/2009[1,2]	35,234
	Countrywide Asset-Backed Certificates Series 2006-16 Cl. 2A1
2,944	5.374%—12/25/2046[1,2]	2,945
	Series 2006-19 Cl. 2A1
7,383	5.384%—03/25/2037[1,2]	7,387
	Series 2001-BC3 Cl. A
726	5.800%—12/25/2031[1,2]	726

		11,058

	Daimler Chrysler Auto Trust Series 2006-C Cl. A2
6,100	5.330%—05/08/2009[2]	6,103
	First Franklin Mortgage Loan Asset Backed Certificates Series 2006-FF9 Cl. 2A1
22,190	5.390%—06/25/2036[1,2]	22,204
	Fremont Home Loan Trust Series 2005-E Cl. 2A1
1,336	5.410%—01/25/2036[1,2]	1,337
	GSAMP Trust Series 2006-FM2 Cl. A2A
6,214	5.394%—09/25/2036[1,2]	6,218
	JP Morgan Mortgage Acquisition Corp. Pass Through Certificates Series 2006-WMC3 Cl. A2
2,925	5.380%—08/25/2036[1,2]	2,926
	Long Beach Mortgage Loan Trust Series 2004-4 Cl. 1A1
1,455	5.600%—10/25/2034[1,2]	1,456
	MBNA Credit Card Master Note Trust Series 2002-A9 Cl. A9
3,000	5.464%—12/15/2009[1,2]	3,005
	MBNA Master Credit Card Trust Series 200-D Cl. A
12,000	5.520%—09/15/2009[1,2]	12,019
	Newcastle Mortgage Securities Trust Series 2006-1 Cl. A1
7,089	5.390%—03/25/2036[1,2]	7,094
	Park Place Securities Inc. Series 2004-MCW1 Cl. A1
19,967	5.632%—10/25/2034[1,2]	19,941
	Residential Asset Mortgage Products Inc. Pass Through Certificates Series 2006-RZ4 Cl. A1A
6,743	5.410%—10/25/2036[1,2]	6,747
	Residential Asset Securities Corp. Pass Through Certificates Series 2006-KS8 Cl. A1
15,033	5.380%—09/25/2028[1,2]	15,042
6,400	Series 2006-KS9 Cl. AI1 5.390%—11/25/2036[2]	6,402

		21,444

	Saxon Asset Securities Trust Series 2006-3 Cl. A1
3,541	5.380%—11/25/2036[1,2]	3,544
	SBI Home Equity Loan Trust Pass Through Certificates Series 2006-1A Cl. 1A2A
3,888	5.494%—08/25/2036[1,2,3]	3,892
	SLM Student Loan Trust Series 2006-3 Cl. A2
5,691	5.377%—01/25/2016[1,2]	5,694
	Soundview Home Equity Loan Trust Series 2006-EQ1 Cl. A1
5,662	5.380%—10/25/2036[1,2]	5,665
	Wells Fargo Home Equity Trust Series 2005-4 Cl. AI1
7,409	5.440%—12/25/2035[1,2,3]	7,415

TOTAL ASSET-BACKED SECURITIES (Cost $190,082)		190,127

BANK LOAN OBLIGATIONS—0.1%
	CSC Holdings, Inc. (Cablevision Term B)
1,038	7.122%—03/29/2013	1,030
762	7.130%—02/24/2013	763

TOTAL BANK LOAN OBLIGATIONS (Cost $1,791)		1,793

COLLATERALIZED MORTGAGE OBLIGATIONS—4.8%
	American Home Mortgage Investment Trust REMIC[4] Series 2004-4 Cl. 4A
3,053	4.390%—02/25/2045[1,2]	2,976
	Banc of America Funding Corp. REMIC[4] Series 2005-D Cl. A1
3,633	4.114%—05/25/2035[1,2]	3,545

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal
Amount		Value
(000s)		(000s)

	Bear Stearns Adjustable Rate Mortgage Trust REMIC[4] Series 2005-10 Cl. A1
$15,494	4.750%—10/25/2035[1,2]	$15,285
	Series 2003-1 Cl. 6A1
1,689	5.059%—04/25/2033[2,5]	1,695
	Series 2000-2 Cl. A1
327	6.041%—11/25/2030[1,2]	328

		17,308

	Bear Stearns Alt-A Trust REMIC[4] Series 2005-4 Cl. 3A1
5,468	5.393%—05/25/2035[2,5]	5,484
	Countrywide Home Loan Mortgage Pass Through Trust REMIC[4] Series 2005-HYB9 Cl. 3A2A
1,655	5.250%—02/20/2036[1,2]	1,639
	Federal Home Loan Mortgage Corp. REMIC[4]
11,847	5.000%—12/15/2020 – 04/25/2033[2]	11,651
3,600	5.620%—05/15/2036[1,2]	3,598
321	5.770%—11/15/2030[1,2]	320
642	8.000%—08/15/2022[2]	642
97	9.000%—12/15/2020[2]	102

		16,313

	Federal National Mortgage Association
844	6.500%—12/25/2042[2]	861
	Federal National Mortgage Association REMIC[4] Series 2006-5 Cl. 3A2
900	4.677%—05/25/2035[1,2]	889
	FHLMC Structured Pass Through Securities
2,215	5.471%—08/15/2032[2,5]	2,216
	FHLMC Structured Pass Through Securities REMIC[4] Series T-63 Cl. 1A1
888	5.763%—02/25/2045[1,2]	887
	First Nationwide Trust REMIC[4] Series 2001-3 Cl. 1A1
75	6.750%—08/21/2031[2]	75
	GSR Mortgage Loan Trust REMIC[4] Pass Through Certificates Series 2005-AR6 Cl. 2A1
16,483	4.540%—09/25/2035[1,2]	16,303
	Harborview Mortgage Loan Trust REMIC[4] Pass-through Certificates Series 2005-2 Cl. 2A1A
1,684	5.540%—05/19/2035[1,2]	1,689
	IndyMac ARM Trust REMIC Series 2001-H2 Cl. A2 4
44	6.542%—01/25/2032[1,2]	44
	IndyMac Index Mortgage Loan Trust REMIC[4] Pass Through Certificates Series 2005-AR31 Cl. 1A1
8,273	5.189%—01/25/2036[2,5]	8,328
	Lehman Brothers Floating Rate Commercial Mortgage Trust Pass Through Certificates Series 2006-LLFA Cl. A1
4,932	5.400%—09/15/2021[1,2,3]	4,935
	Small Business Administration Pass Through Certificates Series 2003-20I Cl. 1
803	5.130%—09/01/2023[2]	802
	Series 2001-20A Cl. 1
2,358	6.290%—01/01/2021[2]	2,441
	Series 2000-P10 Cl. 1
240	7.449%—08/01/2010[2]	253

		3,496

	Structured Asset Securities Corp. REMIC[4] Series 2002-1A Cl. 4A
84	6.101%—02/25/2032[1,2]	84
	Series 2001-21A Cl. 1A1
186	6.792%—01/25/2032[1,2]	186

		270

	Wachovia Bank Commercial Mortgage Trust Series 2006-WHL7 Cl. A1
17,500	5.410%—08/11/2018[1,2,3]	17,511
	Washington Mutual REMIC[4] Pass Through Certificates Series 2002-AR11 Cl. A1
592	5.104%—10/25/2032[1,2]	589
	Series 2005-AR13 Cl. A1A1
1,764	5.610%—10/25/2045[1,2]	1,774

		2,363

	Wells Fargo Mortgage Backed Securities REMIC[4] Series 2006-AR2 CL. A1
6,211	4.950%—03/25/2036[2,5]	6,156

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $114,051)		113,288

CORPORATE BONDS & NOTES—14.8%
	American Airlines Inc. Series 2001-2 Cl. A1
241	6.978%—04/01/2011[2]	245
	American General Finance Corp. MTN[6]
1,100	5.429%—03/23/2007[1,2]	1,101
	American International Group Inc.
900	5.050%—10/01/2015[2]	881
	Anadarko Petroleum Corp.
15,200	5.790%—09/15/2009[1,2]	15,234
	ANZ National International Ltd.
5,000	5.539%—08/07/2009[1,2,3]	4,998
	AT&T Inc.
6,100	4.214%—06/05/2021[2,3]	6,070
14,200	5.495%—05/15/2008[1,2]	14,217

		20,287

	Atlantic & Western Re II Ltd. Series A
400	11.372%—01/09/2007[1,3]	398

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal
Amount		Value
(000s)		(000s)

	Bear Stearns Cos. Inc. MTN[6]
$4,800	5.457%—03/30/2009[1,2]	$4,807
6,500	5.489%—08/21/2009[1,2]	6,509

		11,316

	BellSouth Corp.
11,200	5.580%—08/15/2008[1,2]	11,209
	BNP Paribas
9,600	5.186%—06/29/2049[2,3,5]	9,171
	China Development Bank
600	5.000%—10/15/2015[2]	587
	CIT Group Holdings Inc.
4,600	5.526%—01/30/2009[1,2]	4,613
	CIT Group Inc.
1,700	5.540%—12/19/2008[1,2]	1,705
4,900	5.656%—07/28/2011[1,2]	4,910

		6,615

	CIT Group Inc. MTN[6]
8,700	5.546%—08/17/2009[1,2]	8,711
2,900	5.555%—08/15/2008[1,2]	2,907

		11,618

	Citigroup
5,800	5.408%—12/26/2008[1,2]	5,806
	Comcast Corp.
5,500	5.674%—07/14/2009[1,2]	5,514
	Corp Nacional del Cobre de Chile—CODELCO
500	6.150%—10/24/2036[2,3]	515
	DaimlerChrysler North America Holding Corp. MTN[6]
4,400	5.820%—08/03/2009[1,2]	4,405
	DaimlerChrysler North America Holding MTN[6]
10,600	5.740%—11/17/2006[1,2]	10,601
	El Paso Corp.
7,036	7.420%—02/15/2037[2]	6,948
	El Paso Corp. MTN[6]
400	8.050%—10/15/2030[2]	424
	Export-Import Bank of China
600	4.875%—07/21/2015[2,3]	582
	Federal Home Loan Banks
1,400	4.200%—02/05/2007[2,5]	1,375
	FedEx Corp.
4,500	5.579%—08/08/2007[1,2]	4,507
	Ford Motor Credit Co.
9,500	6.340%—03/21/2007[1,2]	9,497
	General Electric Capital Corp. MTN[6]
14,300	5.410%—01/05/2009 – 10/26/2009[1,2]	14,310
10,100	5.430%—01/03/2008[1,2]	10,117
6,300	5.430%—10/06/2010[1,2]	6,305
2,800	5.444%—01/20/2010[1,2]	2,806
2,000	5.570%—01/08/2016[1,2]	2,008

		35,546

	Goldman Sachs Group Inc.
7,700	5.479%—06/23/2009[1,2]	7,708
	Goldman Sachs Group Inc. MTN[6]
5,000	5.536%—11/10/2008[1,2]	5,009
8,780	5.704%—07/23/2009[1,2]	8,844

		13,853

	H.J. Heinz Co.
800	6.428%—12/01/2020[2,3]	816
	HBOS plc MTN[6]
800	5.920%—09/29/2049[3,5]	785
	HBOS Treasury Services plc MTN[6]
7,300	5.414%—07/17/2009[1,2,3]	7,308
	HSBC Bank USA
10,200	5.460%—09/21/2007[1,2]	10,213
5,400	5.530%—06/10/2009[1,2]	5,421

		15,634

	HSBC Finance Corp.
2,900	5.520%—09/15/2008[1,2]	2,909
	HSBC Finance Corp. MTN[6]
4,200	5.531%—12/05/2008[1,2]	4,214
	John Deere Capital Corp. MTN[6]
8,500	5.424%—04/15/2008 – 07/15/2008[1,2]	8,505
	JP Morgan Chase Capital XX
800	6.550%—09/29/2036[2]	832
	Lehman Brothers Holdings Inc.
9,900	5.493%—08/21/2009[1,2]	9,912
	Lehman Brothers Holdings Inc. MTN[6]
5,800	5.460%—04/03/2009[1,2]	5,809
3,400	5.594%—07/18/2011[1,2]	3,410
3,000	5.696%—11/10/2009[1,2]	3,015

		12,234

	Merrill Lynch & Co. Inc. MTN[6]
4,400	5.492%—08/14/2009[1,2]	4,404
	MUFG Capital Finance 1 Ltd.
700	6.346%—07/29/2049[2,5]	708
	National Australia Bank Ltd.
4,700	5.430%—09/11/2009[1,2,3]	4,704
	Peabody Energy Corp.
2,000	7.875%—11/01/2026[2]	2,085
	PEMEX Project Funding Master Trust
1,600	5.750%—12/15/2015[2,3]	1,582
1,000	8.625%—02/01/2022[2,7]	1,222

		2,804

	Petroleum Export Ltd.
650	5.265%—06/15/2011[2,3]	634
	Pricoa Global Funding I
8,000	5.457%—01/25/2008[1,2,3]	8,015
	Qwest Capital Funding Inc.
43	7.250%—02/15/2011[2]	44
	Qwest Corp.
300	7.500%—06/15/2023[2]	305
2,700	7.625%—06/15/2015[2]	2,855

		3,160

	Ras Laffan LNG III Series B
1,800	5.838%—09/30/2027[2,3]	1,752
	Resona Bank Ltd.
800	5.850%—09/29/2049[2,3,5]	785
	Royal Bank of Scotland plc
4,500	5.424%—07/21/2008[1,2,3]	4,505
	Santander US Debt SA Unipersonal
9,800	5.400%—09/21/2007[1,2,3]	9,811

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal
Amount		Value
(000s)		(000s)

	Siemens Finance NV
$6,100	5.424%—08/14/2009[1,2,3]	$6,101
	Sprint Capital Corp.
2,400	6.000%—01/15/2007[2]	2,401
1,100	6.125%—11/15/2008[2]	1,117

		3,518

	Sumitomo Mitsui Banking Corp.
5,900	5.625%—07/29/2049[2,3,5]	5,783
	Transocean Inc.
4,400	5.591%—09/05/2008[1,2]	4,403
	UFJ Finance Aruba AEC
200	6.750%—07/15/2013[2]	215
	United Airlines Inc.* Pass Thru Certificates
1,911	9.060%—06/17/2015[2]	116
	USB Capital IX
700	6.189%—04/15/2049[2,5]	715
	Wachovia Bank NA
4,500	5.358%—06/27/2008[1,2]	4,503
8,100	5.429%—03/23/2009[1,2]	8,105

		12,608

	Wachovia Corp.
1,600	5.625%—10/15/2016[2]	1,618

TOTAL CORPORATE BONDS & NOTES (Cost $345,697)		347,191

FOREIGN GOVERNMENT OBLIGATIONS—0.8%
	German Government Bond
6,290	4.000%—02/16/2007[2]	8,039
	Republic of Panama
3,309	6.700%—01/26/2036[2]	3,354
500	8.875%—09/30/2027[2]	625
950	9.375%—07/23/2012[2]	1,117
3,000	9.625%—02/08/2011[2]	3,442

		8,538

	Republic of Peru
1,500	9.125%—01/15/2008[2]	1,575

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $17,194)		18,152

MORTGAGE PASS-THROUGH—44.3%
	Federal Home Loan Mortgage Corp.
4,185	5.000%—10/01/2018[2]	4,130
7,537	6.000%—07/01/2016 – 01/01/2034[2]	7,617
102	6.631%—06/01/2024[1,2]	104
2	8.500%—02/01/2017[2]	2

		11,853

	Federal Home Loan Mortgage Corp. TBA[8]
	November Delivery
4,000	6.000%—11/13/2036	4,027
	December Delivery
4,000	6.000%—12/12/2036	4,025

		8,052

	Federal Housing Authority Project
156	7.400%—02/01/2021[2]	158
2,965	7.450%—05/01/2021[2]	2,995

		3,153

	Federal National Mortgage Association
11,353	4.704%—08/01/2035[1,2]	11,359
16,336	4.842%—06/01/2035[1,2]	16,177
275,611	5.000%—12/01/2016 – 03/01/2036[2]	267,712
578,640	5.500%—11/01/2016 – 05/01/2036[2]	572,995
7,478	6.000%—04/01/2016 – 05/01/2033[2]	7,601
2,970	6.064%—10/01/2040[1,2]	3,001
93	9.000%—11/01/2009[2]	96

		878,941

	Federal National Mortgage Association TBA[8]
	November Delivery
55,000	5.000%—11/13/2036	53,109
53,500	5.500%—11/13/2036	52,881
17,000	6.000%—11/13/2036	17,106
	December Delivery
8,000	5.500%—12/12/2036	7,905

		131,001

	Government National Mortgage Association II
3,045	4.750%—02/20/2032[1,2]	3,040
866	5.125%—12/20/2024 – 11/20/2029[1,2]	873
608	5.375%—03/20/2017 – 02/20/2025[1,2]	612
941	5.750%—08/20/2022 – 07/20/2027[1,2]	952

		5,477

TOTAL MORTGAGE PASS-THROUGH (Cost $1,046,974)		1,038,477

MUNICIPAL BONDS—0.8%
	Badger Tobacco Asset Securitization Corp.
4,300	6.375%—06/01/2032[2]	4,676
	City of San Antonio TX
6,765	4.750%—05/15/2037[2]	6,932
	Golden State Tobacco Securitization Corp.
3,400	6.250%—06/01/2033[2]	3,795
2,740	6.750%—06/01/2039[2]	3,144
900	7.875%—06/01/2042[2]	1,108

		8,047

TOTAL MUNICIPAL BONDS (Cost $17,406)		19,655

U.S. GOVERNMENT OBLIGATIONS—1.6%
	U.S. Treasury Bonds
19,312	2.000%—01/15/2026[2,9]	18,464
11,141	2.375%—01/15/2025[2,9]	11,281
1,261	3.625%—04/15/2028[2,9]	1,557

		31,302

	U.S. Treasury Notes
5,276	3.375%—01/15/2007[2,9]	5,216

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $37,018)		36,518

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

PURCHASED OPTIONS—0.4%
No. of
Contracts		Value
(000s)		(000s)

	Eurodollar Futures
2	Expire 12/2006	$14
2	Expire 06/2007	15

		29

	Eurodollar Options
1	Expire 12/2006	9
1	Expire 03/2007	6
1	Expire 06/2007	5
1	Expire 09/2007	3
1	Expire 09/2007	6

		29

	Swap Options
59,001	Expire 12/2006	31
52,200	Expire 02/2007	230
90,000	Expire 03/2007	297
34,500	Expire 04/2007	173
213,900	Expire 05/2007	1,484
238,000	Expire 06/2007	2,180
557,300	Expire 07/2007	3,764
79,001	Expire 10/2007	474
9,100	Expire 06/2009	31

		8,664

TOTAL PURCHASED OPTIONS (Cost $5,976)		8,722

SHORT-TERM INVESTMENTS—30.0%
Principal
Amount
(000s)

BANK OBLIGATIONS
	Barclays Bank plc
$20,400	5.265%—01/29/2007[2]	20,399
	CitiBank
64,300	5.335%—12/06/2006-12/20/2006[2]	64,300
	Fortis Bank
9,200	5.265%—04/28/2008[2]	9,194

TOTAL BANK OBLIGATIONS		93,893

COMMERCIAL PAPER
	ABN AMRO North America
6,600	5.240%—01/12/2007[2]	6,531
	ANZ Inc.
11,200	5.250%—12/12/2006[2]	11,133
	ANZ National International Ltd.
10,600	5.265%—12/04/2006[2]	10,549
	Bank Ireland Governor & Co.
3,700	5.255%—12/12/2006[2]	3,678
	CBA Finance Inc.
3,200	5.260%—12/08/2006[2]	3,183
	HBOS Treasury Services plc
60,000	5.275%—11/27/2006[2]	59,771
	Santander Finance
2,300	5.260%—12/14/2006[2]	2,285

TOTAL COMMERCIAL PAPER		97,130

REPURCHASE AGREEMENTS
76,000	Repurchase Agreement with Credit Suisse First Boston dated October 31, 2006 due November 1, 2006 at 5.250% collateralized by a U.S. Treasury Note (market value $76,578)[2]	76,000
107,600	Repurchase Agreement with Credit Suisse First Boston dated October 31, 2006 due November 1, 2006 at 5.260% collateralized by a U.S. Treasury Note (market value $107,347)[2]	107,600
16,305	Repurchase Agreement with State Street Corp. dated October 31, 2006 due November 1, 2006 at 4.900% collateralized by a Federal National Mortgage Association Note (FNMA) and a Federal Home Loan Bank Bond (market value $16,636)[2]	16,305

TOTAL REPURCHASE AGREEMENTS		199,905

SOVEREIGN TREASURY BILLS
	Dutch Treasury Certificates
33,410	3.192%—11/30/2006[2]	42,536
	Finnish Treasury Bills
44,700	3.205%—11/14/2006[2]	56,988
	French Discount Treasury Bills
34,000	2.880%—12/21/2006[2]	43,204
20,300	2.890%—11/23/2006[2]	25,858
21,920	3.010%—12/07/2006[2]	27,888
33,630	3.128%—12/14/2006[2]	42,758
44,810	3.197%—12/28/2006[2]	56,899

		196,607

	German Treasury Bills
1,100	3.090%—01/17/2007[2]	1,394

TOTAL SOVEREIGN TREASURY BILLS		297,525

U.S. TREASURY BILLS
200	4.660%—12/14/2006[2]	199
190	4.710%—12/14/2006[2]	189
100	4.715%—12/14/2006[2]	99
450	4.736%—12/14/2006[2]	447
405	4.740%—12/14/2006[2]	403
150	4.743%—12/14/2006[2]	149
195	4.760%—12/14/2006[2]	194
50	4.775%—12/14/2006[2]	50
400	4.790%—12/14/2006[2]	398
800	4.795%—12/14/2006[2]	795
60	4.805%—12/14/2006[2]	60
30	4.806%—12/14/2006[2]	30
8,230	4.810%—12/14/2006[2]	8,183
300	4.820%—12/14/2006[2]	298
35	4.870%—11/30/2006[2]	35
2,035	4.955%—11/30/2006[2]	2,027

TOTAL U.S. TREASURY BILLS		13,556

TOTAL SHORT-TERM INVESTMENTS (Cost $700,363)		702,009

TOTAL INVESTMENTS—105.7% (Cost $2,476,552)		2,475,932
CASH AND OTHER ASSETS, LESS LIABILITIES—(5.7)%		(130,030)

TOTAL NET ASSETS—100.0%		$2,345,902

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2006 ARE AS FOLLOWS:

				Unrealized
		Aggregate		Appreciation/
	Market Value	Face Value		(Depreciation)
Currency	(000s)	(000s)	Delivery Date	(000s)

Brazilian Real (Buy)	$465	$461	Jan-07	$4
Canadian Dollar (Buy)	5,915	5,830	Nov-06	85
Chilean Peso (Buy)	899	873	Nov-06	26
Chilean Peso (Buy)	85	83	Dec-06	2
Chinese Yuan (Buy)	2,130	2,145	Mar-07	(15)
Chinese Yuan (Buy)	351	350	Sep-07	1
Euro (Sell)	313,450	312,589	Dec-06	(861)
Indian Rupee (Buy)	568	556	Mar-07	12
Japanese Yen (Buy)	58,713	60,237	Nov-06	(1,524)
Japanese Yen (Sell)	1,418	1,390	Nov-06	(28)
Mexican Peso (Buy)	388	381	Dec-06	7
Mexican Peso (Buy)	416	405	Jan-07	11
Polish Zloty (Buy)	702	687	Nov-06	15
Russian Ruble (New) (Buy)	104	104	Dec-06	—
Russian Ruble (New) (Buy)	396	396	Jan-07	—
Russian Ruble (New) (Buy)	2,706	2,710	Mar-07	(4)
Singapore Dollar (Buy)	1,359	1,337	Nov-06	22
Singapore Dollar (Buy)	445	438	Mar-07	7
South African Rand (Buy)	10	12	Nov-06	(2)
South African Rand (Buy)	87	83	Dec-06	4
South African Rand (Buy)	10	10	May-07	—
South African Rand (Sell)	10	10	Nov-06	—
South Korean Won (Buy)	727	719	Dec-06	8
South Korean Won (Buy)	1,305	1,281	Feb-07	24
South Korean Won (Buy)	3,126	3,129	May-07	(3)
Taiwan Dollar (New) (Buy)	1,073	1,094	Feb-07	(21)

				$(2,230)

FORWARD VOLATILITY OPTIONS WITH PREMIUMS TO BE DETERMINED ON A FUTURE DATE OUTSTANDING ON OCTOBER 31, 2006 ARE AS FOLLOWS:

	Notional	Unrealized
Description	Amount	(Depreciation)

Call & Put—OTC U.S. dollar Forward Delta Neutral Straddle vs. Japanese Yen Strike and premium determined on 01/17/2007, based upon implied volatility parameter of 8.44%. Counterpary: Goldman Sachs Capital Markets, Expires: 01/17/2007	$6,000	$(23)
Call & Put—OTC U.S. dollar Forward Delta Neutral Straddle vs. Japanese Yen Strike and premium determined on 01/17/2007, based upon implied volatility parameter of 8.80%. Counterpary: Bank of America, Expires: 01/17/2007	6,000	(39)

		$(62)

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2006 ARE AS FOLLOWS:

				Unrealized
		Aggregate		Appreciation/
	Number of	Face Value		(Depreciation)
Description	Contracts	(000s)	Expiration Date	(000s)

Euribor Futures (Buy)	482	$120,500	Jun-07	$(134)
Eurodollar Futures (Buy)	2,144	536,000	Dec-06	(2,601)
Eurodollar Futures (Buy)	2,812	703,000	Mar-07	(2,397)
Eurodollar Futures (Buy)	2,904	726,000	Jun-07	(801)
Eurodollar Futures (Buy)	4,087	1,021,750	Sep-07	957
Eurodollar Futures (Buy)	3,369	842,250	Dec-07	2,115
Eurodollar Futures (Buy)	181	45,250	Mar-08	18
United Kingdom Libor Futures (Buy)	83	10,375	Jun-07	(26)
United Kingdom Libor Futures (Buy)	145	18,125	Sep-07	(34)
United Kingdom Libor Futures (Buy)	227	28,375	Dec-07	(39)
United Kingdom Libor Futures (Buy)	59	7,375	Mar-08	(12)
United Kingdom Libor Futures (Buy)	46	5,750	Jun-08	(7)
United Kingdom Libor Futures (Buy)	64	8,000	Sep-08	(9)
United Kingdom Libor Futures (Sell)	67	8,375	Dec-06	(92)
U.S. Treasury Bonds Futures (Buy)	370	37,000	Dec-06	666
U.S. Treasury Notes 10 Yr. Futures (Buy)	2,201	220,100	Dec-06	1,819

				$(577)

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2006 ARE AS FOLLOWS:

	Number of	Strike		Value
Description	Shares/Contracts	Price	Expiration Date	(000s)

Eurodollar Futures (Put)	217	$95.00	Dec-06	$197
Eurodollar Futures (Put)	126	95.50	Dec-06	273
Swap Option—Euro (Call)	41,000,000	4.10	Jul-07	733
Swap Option—Pound (Call)	8,300,000	4.85	Jun-07	147
Swap Option—Pound (Put)	38,200,000	4.50	Dec-06	610
Swap Option (Call)	25,000,000	4.85	Dec-06	40
Swap Option (Call)	22,600,000	5.24	Feb-07	274
Swap Option (Call)	39,000,000	5.04	Mar-07	306
Swap Option (Call)	15,000,000	5.22	Apr-07	210
Swap Option (Call)	50,700,000	5.32	May-07	884
Swap Option (Call)	42,000,000	5.30	May-07	728
Swap Option (Call)	8,000,000	5.32	Jun-07	148
Swap Option (Call)	44,000,000	5.34	Jun-07	833
Swap Option (Call)	42,000,000	5.60	Jun-07	1,178
Swap Option (Call)	24,800,000	4.95	Jul-07	237
Swap Option (Call)	119,000,000	5.37	Jul-07	2,431
Swap Option (Call)	25,000,000	5.50	Jul-07	753
Swap Option (Call)	34,000,000	5.01	Oct-07	456
U.S. Treasury Bond Futures (Call)	663	111.00	Nov-06	1,202
U.S. Treasury Bond Futures (Call)	82	114.00	Nov-06	19
U.S. Treasury Bond Futures (Put)	288	104.00	Nov-06	5
U.S. Treasury Bond Futures (Put)	324	105.00	Nov-06	5
U.S. Treasury Bond Futures (Put)	82	111.00	Nov-06	13
U.S. Treasury Notes 10 Yr. Futures (Call)	85	109.00	Nov-06	13
U.S. Treasury Notes 10 Yr. Futures (Put)	85	106.00	Nov-06	1

Written options outstanding, at value (premiums received of $6,835)				$11,696

TBA COMMITMENTS OPEN AT OCTOBER 31, 2006 ARE AS FOLLOWS:

	Principal
	Amount	Coupon	Delivery	Value
Description	(000s)	Rate	Date	(000s)

Federal Home Mortgage Loan Corporation (proceeds receivable $4,015)	$4,000	6.0%	Nov-06	$4,027
Federal National Mortgage Association (proceeds receivable $7,882)	8,000	5.5%	Nov-06	7,908

				$11,935

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2006 ARE AS FOLLOWS:

						Unrealized
					Notional	Appreciation/
Interest Rate Swaps		Pay/Receive			Amount	(Depreciation)
Counterparty	Floating Rate Index	Floating Rate	Fixed Rate	Expiration Date	(000s)	(000s)

BNP Paribas Bank	5-Year French CPI Ex Tobacco	Pay	2.090%	10/15/2010	€7,200	$102
	Daily Reference Index
Barclays Capital, London	5-Year French CPI Ex Tobacco	Pay	2.103	10/15/2010	1,000	12
	Daily Reference Index
UBS Warburg AG	5-Year French CPI Ex Tobacco	Pay	2.146	10/15/2010	1,300	20
	Daily Reference Index
Barclays Capital, London	3-Month USD-LIBOR	Pay	5.000	12/20/2008	5,500	52
Morgan Stanley Capital Services, Inc.	6-Month EUR-EURIBOR	Receive	6.000	06/18/2034	10,700	794
Merrill Lynch & Co., Inc.	6-Month BP-LIBOR	Receive	4.000	12/15/2035	£ 2,000	(62)
Royal Bank of Scotland	3-Month USD-LIBOR	Pay	5.000	12/20/2036	35,900	242
Bank of America	3-Month USD-LIBOR	Pay	5.000	12/20/2036	6,400	411
Deutsche Bank AG	3-Month USD-LIBOR	Pay	5.000	12/20/2036	5,600	359

						$1,930

FIXED INCOME

Harbor Bond Fund
PORTFOLIO OF INVESTMENTS—Continued

					Notional	Appreciation/
Credit Default Swaps			Pay/Receive		Amount	(Depreciation)
Counterparty	Reference Entity	Buy/Sell	Fixed Rate	Expiration Date	(000s)	(000s)

UBS Warburg AG	General Motors Acceptance Corp.	Sell	2.000%	12/20/2006	$8,800	$14
	6.875% due 10/01/2013
Citibank, N.A.	Ford Motor Credit Company	Sell	2.445	12/20/2006	1,900	5
	7.000% due 10/01/2013
JP Morgan Chase	Ford Motor Credit Company	Sell	2.000	03/20/2007	900	4
	7.000% due 10/01/2013
Morgan Stanley Capital Services, Inc.	Russian Federation	Sell	0.460	06/20/2007	700	1
	5.000% due 03/31/2030
JP Morgan Chase	American International Group, Inc.	Sell	0.050	12/20/2007	20,900	7
	0.000% due 11/09/2031
Wachovia Bank	Dow Jones CDX N.A. HV5	Buy	0.850	12/20/2010	3,500	(44)
JP Morgan Chase	Russian Federation	Sell	0.800	03/20/2016	1,100	(7)
	5.000% due 03/31/2030
Morgan Stanley Capital Services, Inc.	Russian Federation	Sell	0.780	03/20/2016	1,100	(6)
	5.000% due 03/31/2030
JP Morgan Chase	United Mexican States	Sell	0.920	03/20/2016	300	(4)
	5.000% due 03/31/2030
Deutsche Bank AG	Softbank Corp.	Sell	2.300	09/20/2007	¥176,000	4
	1.750% due 03/31/2014

						$(26)

Total Swaps						$1,904

1	Floating rate security. The stated rate represents the rate in effect at October 31, 2006.

2	At October 31, 2006, assets segregated for open future contracts, written options on futures contracts and swap options, (See Note 2 to the Financial Statements.) had an aggregate market value of $2,325,181 or 99.22% of net assets.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.) and are considered to be liquid under procedures established by the Board of Trustees. At October 31, 2006, these securities were valued at $108,068 or 4.61% of net assets.

4	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

5	Variable rate security. The stated rate represents the rate in effect at October 31, 2006.

6	MTN after the name of a security stands for Medium Term Note.

7	Step coupon security.

8	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2006. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

9	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

*	Security in default.

¥	Japanese Yen.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor Real Return Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Pacific Investment
Management Company LLC
840 Newport Center Drive
P. O. Box 6430
Newport Beach, CA
92658-6430
John Brynjolfsson, CFA
Portfolio Manager (since 2005)
PIMCO has subadvised the Fund since its inception on December 1, 2005.
INVESTMENT GOAL
Seeks maximum real return, consistent with preservation of real capital.
PRINCIPAL STYLE CHARACTERISTICS
Inflation-indexed fixed income securities.

TOP TEN HOLDINGS (% of net assets)

U.S. Treasury Notes (1.875% - 07/15/2015)	34.3%
U.S. Treasury Notes (0.875% - 04/15/2010)	30.9
U.S. Treasury Notes (3.000% - 07/15/2012)	13.4
U.S. Treasury Bonds (2.000% - 01/15/2026)	12.0
Federal National Mortgage Association (6.000% - 10/01/2036)	7.7
U.S. Treasury Notes (4.250% - 01/15/2010)	6.3
U.S. Treasury Notes (2.500% - 07/15/2016)	4.7
Federal National Mortgage Association TBA (5.500% - 11/13/2036)	4.5
Federal National Mortgage Association TBA (5.500% - 12/12/2036)	4.5
U.S. Treasury Bonds (3.625% - 04/15/2028)	3.6
FUND CATEGORY
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
During most of the 11 months after the Harbor Real Return Fund’s inception on December 1, 2005, the bond market was focused on the pace and duration of the Federal Reserve’s tightening cycle. Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The U.S. central bank raised the federal funds rate in 25-basis-point increments through June to 5.25% due to concerns of accelerating inflation and signs of economic growth.
However, during July U.S. Treasury yields started to decline based on evidence that the U.S. economy was beginning to slow. Treasury yields continued their descent in August on the back of a continued slowdown in the housing market, weaker inflation, and rising unemployment. The Federal Open Market Committee kept rates unchanged for the first time in two years in August after 17 consecutive 25-basis-point rate hikes, citing weakness in the housing sector and falling energy prices. The Fed left the target rate unchanged at 5.25% at its next two meetings through October 31, 2006. The benchmark 10-year Treasury yield ended the period at 4.60 percent, 65 basis points lower than the fed funds rate.
Performance
The Harbor Real Return Fund returned 1.77% (Institutional Class) and 1.56% (Retirement Class) for the 11 months from its inception on December 1, 2005, through October 31, 2006. By comparison, the Lehman Brothers U.S. TIPS Index returned 2.80%.
The Fund’s investment process is based upon a long-term approach, which utilizes both top-down and bottom-up strategies. Top-down strategies focus on duration, yield curve positioning, volatility, and sector rotation, while bottom-up strategies drive the security selection process, facilitating the identification and analysis of undervalued securities. No single strategy dominates returns; the total return strategy relies on multiple sources of value added in a highly diversified portfolio.
The Fund’s performance was relatively stable despite a volatile market, as we employed defensive interest-rate and sector strategies together with broad diversification to help preserve value. We maintained a focus on quality, as the average credit rating of securities in the portfolio was held at the AAA level.
The Fund’s slightly longer-than-index duration, on average, detracted from performance. The Fund benefited from tactical portfolio adjustments and holdings in non-index securities. In

FIXED INCOME

Harbor Real Return Fund
MANAGER’S COMMENTARY—Continued

particular, small holdings of mortgage-backed securities benefited the portfolio. In addition a modest allocation to United Kingdom inflation-linked bonds also performed well during the year.
Outlook and Strategy
We believe that the most likely outcome for the global economy over the next several quarters is for slower growth, with inflation near or slightly higher than current levels. What is more important from our perspective is the distribution of risks around this forecast, which we believe tilts toward a sharper-than-expected slowdown and lower inflation. The slowdown in the U.S. housing market, which already has helped curtail growth, could intensify and produce an even deeper downturn. We believe that the Fed is likely to reduce short-term interest rates should the housing contraction continue to worsen and flow through to the consumer.
Although growth could turn out to be faster than we expect, this outcome appears less likely. Should this be the case, the cyclical correction in energy prices now under way would have a more powerful effect on consumer purchasing power than the housing downturn. Inflation could trend higher in the short run, but we believe that it will be contained over the next several quarters by the decline in housing and energy prices. With respect to portfolio strategy, we plan to:

•	Maintain a high-quality focus and employ strategies that seek potential price gains rather than yield enhancement.
•	Target above-index total duration, given prospects for a slowing economy and downward pressure on rates. Above-index duration most likely will be driven by exposure to nominal bonds, as nominal rates may continue to fall further than real rates, resulting from declining inflation expectations.
•	Focus on shorter maturity TIPS (to hedge against an unexpected rise in inflation) and longer maturity TIPS (which typically offer more value than intermediate issues).
•	Focus on shorter maturities in the U.S., which should outperform as we expect the U.S. yield curve to steepen.
•	Retain mortgage emphasis, which continues to be a source of high quality yield.
•	Limit exposure to corporate and emerging markets bonds, where thin credit premiums could be at risk of widening should global growth weaken and risk appetites abate.
•	Hold U.K. and Eurozone bonds, which could benefit from less central bank tightening than markets now expect.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. PIMCO computed the portfolio credit rating of AAA by averaging the credit ratings of all portfolio holdings. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

FIXED INCOME

Harbor Real Return Fund
FUND SUMMARY—October 31, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 025
Cusip: 411511520
Ticker: HARRX
Inception Date: 12-01-2005
RETIREMENT CLASS
Fund #: 225
Cusip: 411511512
Ticker: HRRRX
Inception Date: 12-01-2005

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	26	20
Total Net Assets (000s)	$13,072	N/A
Average Market Coupon	3.8%	2.5%
Yield to Maturity	4.8%	4.4%
Weighted Average Maturity	10.2 years	9.8 years
Weighted Average Duration	6.9 years	6.1 years
Weighted Average Credit Quality	AAA	AAA
Portfolio Turnover Rate (11 Month Period Ended 10-31-2006)	410%	N/A
PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 12-01-2005 through 10-31-2006

The graph compares a $10,000 investment in the Fund with the performance of the Lehman Brothers U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

TOTAL RETURNS
For the periods ended 10-31-2006

			Life	Final Value
	1	5	of	of a $10,000
	Year	Years	Fund	Investment

Harbor Real Return Fund

Institutional Class	N/A	N/A	1.77%	$10,177
Retirement Class	N/A	N/A	1.56	10,156

Comparative Index

LB U.S. TIPS	N/A	N/A	2.80%	$10,280

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice.

FIXED INCOME

Harbor Real Return Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.57%
Total Net Assets (000s): $12,057
RETIREMENT CLASS
Expense Ratio: 0.82%
Total Net Assets (000s): $1,015

CREDIT QUALITY (% of investments)
MATURITY PROFILE (% of investments)
FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period May 1, 2006 through October 31, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2006)	(October 31, 2006)	Period*

Institutional Class
Actual	$1,000.00	$1,028.76	$2.91
Hypothetical (5% return)	1,000.00	1,022.34	2.91

Retirement Class
Actual	$1,000.00	$1,027.48	$4.19
Hypothetical (5% return)	1,000.00	1,021.08	4.18

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIXED INCOME

Harbor Real Return Fund
PORTFOLIO OF INVESTMENTS—October 31, 2006

Total Investments (% of net assets)
(Excludes net cash and short-term investments of -42.1%)

U.S. Government Obligations	122.8
Mortgage Pass-Through	17.5
Foreign Government Obligations	1.8

FOREIGN GOVERNMENT OBLIGATIONS—1.8%
(Cost $227)
Principal
Amount		Value
(000s)		(000s)

	German Government Bond[1]
$180	4.000%—02/16/2007	$230

MORTGAGE PASS-THROUGH—17.5%
	Federal National Mortgage Association
1,000	6.000%—08/01/2036 – 10/01/2036[1]	1,006
	Federal National Mortgage Association TBA[2]
	November Delivery
600	5.500%—11/13/2036	593
100	6.000%—11/13/2036	101
	December Delivery
600	5.500%—12/12/2036	593

		1,287

TOTAL MORTGAGE PASS-THROUGH (Cost $2,284)		2,293

U.S. GOVERNMENT OBLIGATIONS—122.8%
	U.S. Treasury Bonds
1,644	2.000%—01/15/2026[1,3]	1,571
378	3.625%—04/15/2028[1,3]	467
310	3.875%—04/15/2029[1,3]	399
100	4.500%—02/15/2036[1]	97

		2,534

	U.S. Treasury Notes
4,285	0.875%—04/15/2010[3]	4,039
167	1.875%—07/15/2013[1,3]	161
4,487	1.875%—07/15/2015[3]	4,322
205	2.000%—01/15/2016[1,3]	200
411	2.375%—04/15/2011[1,3]	409
606	2.500%—07/15/2016[1,3]	615
1,701	3.000%—07/15/2012[1,3]	1,754
386	3.375%—01/15/2007[1,3]	382
234	3.500%—01/15/2011[1,3]	244
379	3.625%—01/15/2008[1,3]	379
186	3.875%—01/15/2009[1,3]	190
788	4.250%—01/15/2010[1,3]	827

		13,522

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $16,170)		16,056

SHORT-TERM INVESTMENTS—31.5%
REPURCHASE AGREEMENTS
2,700	Repurchase Agreement with Credit Suisse First Boston dated October 31, 2006 due November 1, 2006 at 5.260% collateralized by a U.S. Treasury Note (market value $2,747)[1]	2,700
226	Repurchase Agreement with State Street Corp. dated October 31, 2006 due November 1, 2006 at 4.900% collateralized by a Federal National Mortgage Association Note (FNMA) (market value $232)	226

		2,926

SOVEREIGN TREASURY BILLS
	French Discount Treasury Bills
280	3.010%—12/07/2006[1]	357
660	3.197%—12/28/2006[1]	838

		1,195

TOTAL SHORT-TERM INVESTMENTS (Cost $4,113)		4,121

TOTAL INVESTMENTS—173.6% (Cost $22,794)		22,700
CASH AND OTHER ASSETS, LESS LIABILITIES—(73.6)%		(9,628)

TOTAL NET ASSETS—100.0%		$13,072

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2006 ARE AS FOLLOWS:

				Unrealized
		Aggregate		Appreciation/
	Market Value	Face Value		(Depreciation)
Currency	(000s)	(000s)	Delivery Date	(000s)

Euro (Sell)	$1,321	$1,315	Dec-06	$(6)
Japanese Yen (Buy)	303	311	Nov-06	(8)
Japanese Yen (Buy)	22	22	Jan-07	—

				$(14)

FIXED INCOME

Harbor Real Return Fund
PORTFOLIO OF INVESTMENTS—Continued

TBA COMMITMENTS OPEN AT OCTOBER 31, 2006 ARE AS FOLLOWS:

	Principal
	Amount	Coupon		Value
Description	(000s)	Rate	Delivery Date	(000s)

Federal National Mortgage Association (proceeds receivable $591)	$600	5.500%	Nov-06	$593

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2006 ARE AS FOLLOWS:

	Number of	Strike		Value
Description	Shares/Contracts	Price	Expiration Date	(000s)

Swap Option (Call)	1,000,000	$5.30	Jan-07	$16
Swap Option (Put)	1,000,000	5.90	Jan-07	—

Written options outstanding, at value (premiums received of $17)				$16

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2006 ARE AS FOLLOWS:

Par Value		Value
(000s)	Security	(000s)

100	United States Treasury Notes, at value (proceeds $101)	$102
SWAP AGREEMENTS OPEN AT OCTOBER 31, 2006 ARE AS FOLLOWS:

						Unrealized
					Notional	Appreciation/
Interest Rate Swaps		Pay/Receive			Amount	(Depreciation)
Counterparty	Floating Rate Index	Floating Rate	Fixed Rate	Expiration Date	(000s)	(000s)

JP Morgan Chase Bank, N.A.	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.261%	07/14/2011	€400	$10
Barclays Capital Bank plc	6-Month GBP-LIBOR	Pay	5.000	06/15/2009	£200	—

						$10

1	At October 31, 2006, assets segregated for open future contracts and written options on swap options, (See Note 2 to the Financial Statements.) had an aggregate market value of $12,826 or 98.12% of net assets.

2	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2006. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

3	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

£	British Pound.

€	Euro.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor Short Duration Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Fischer Francis Trees &
Watts, Inc.
200 Park Avenue
New York, NY 10166
Ken O’Donnell, CFA
Portfolio Manager (since 2003)
FFTW has subadvised the Fund since its inception in 1992.
INVESTMENT GOAL
Total return that is consistent with preservation of capital.
PRINCIPAL STYLE CHARACTERISTICS
High quality short-term bonds.

TOP TEN HOLDINGS (% of net assets)

U.S. Treasury Notes (3.375%—02/28/2007)	9.5%
U.S. Treasury Notes (4.875%—05/15/2009)	7.0
U.S. Treasury Notes (4.250%—01/15/2011)	6.2
United Kingdom Treasury Note (4.500%—03/07/2007)	4.8
U.S. Treasury Notes (3.375%—01/15/2007)	3.2
Federal Home Loan Mortgage Corp. REMIC (4.375%—04/15/2015)	2.7
Federal National Mortgage Association REMIC (5.690%—03/25/2023)	2.3
Bank One Issuance Trust (3.590%—05/17/2010)	2.1
Discover Card Master Trust I (5.450%—08/15/2010)	2.0
Chase Issuance Trust (3.220%—06/15/2010)	2.0
FUND CATEGORY
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
The U.S. economy has begun to feel the effects of rising interest rates. After multiple quarters of strong growth, real Gross Domestic Product (GDP) slipped below trend in mid 2006. While estimates of a rebound in economic growth persist, there has been mounting concern that housing will continue to have a negative impact. The housing sector is in the midst of a pronounced correction with potential spillover into other areas of the economy. A modest reduction in consumer spending could result in a significant drag on growth (personal consumption represents about 65% of the GDP).
After a prolonged campaign of tightening, the Federal Open Market Committee held policy rates firm at 5.25%. Currently, markets are forecasting a reduction in the federal funds rate in the coming months. The U.S. Treasury curve inversion increased as the market rallied in response to the pause in the rate cycle. The short end of the Treasury curve offered the most attractive yields in the market as longer-term instruments discounted a potential shift in monetary policy. Inverted yield curves historically have been common at the end of tightening cycles. While it is unclear that the current situation represents a peak for short-term interest rates, policy rates clearly are much closer to neutral than in the recent past.
Of specific concern to the markets is the strength of the labor sector. A recent revision to the non-farm payroll report substantially increased the estimate of jobs created during the recovery. The monthly Bureau of Labor Statistics household survey, the data source for calculation of the national unemployment rate, has demonstrated a pronounced increase in job creation. Conventional wisdom dictates that as the economy approaches full employment, wage pressures increase. Wage pressures historically have been considered a catalyst for inflation. Recent inflation measures have remained elevated, with the core Consumer Price Index (excluding volatile food and energy prices) approaching 3.00%. It is uncertain, however, whether recent labor gains and the resultant inflationary pressures can persist in an environment of slower growth.
Performance
Despite an environment of rising domestic interest rates, the Harbor Short Duration Fund provided competitive returns. For the 12 months ended October 31, 2006, the Fund returned 4.82% (Institutional Class) and 4.59% (Retirement Class). By comparison, the Merrill Lynch 1 to 3 Year Treasury Index returned 4.15% and the Citigroup 1 YR Treasury Index returned 4.22%. The Fund changed its benchmark on July 1, 2006 from the Citigroup 1 YR Treasury Index to the Merrill Lynch 1 to 3 Year Treasury Index to better reflect the range of maturities that typically exist in a short-term fixed income fund such as this one.

FIXED INCOME

Harbor Short Duration Fund
MANAGER’S COMMENTARY—Continued

The duration of the portfolio was maintained at a level shorter than the benchmark as a defense against rising short-term interest rates. The short duration position had a positive impact on the portfolio’s total return.
With an inverted yield curve, the marginal cost of maintaining a short duration position is minimal. A position in floating rate securities, which are less vulnerable to rising interest rates, has an offsetting effect on the yield shortfall. Floating rate securities periodically reset their coupons to reflect current rates and tend to outperform fixed-coupon securities during periods of rising rates. The risk to the strategy is in the failure to have locked in current rates, if yields were to decline.
Outlook and Strategy
Fed funds futures contracts are pricing in a decrease in short-term interest rates in early 2007. Given the less hawkish tone of recent Fed policy statements, the magnitude of the short duration position has been reduced. As we near the peak in short-term interest rates, the portfolio duration will be gradually extended to a level that is neutral to the benchmark.
The Harbor Short Duration Fund focuses on the asset-backed securities (ABS) sector of the fixed income universe as a primary source of yield enhancement. These securities typically are collateralized by consumer loan receivables such as credit card debt, auto loans, and residential mortgages. Consumer loans are pooled and the resultant cash flow stream is securitized, creating multiple securities with various maturities. Individual blocks of securities are credit enhanced in the securitization process to achieve the desired investment grade rating. The diversified loan pool provides a stream of cash flows, which are utilized to make interest and principal payments on the issued securities.
Consumer loan performance is measured by the frequency of payment delinquencies and the magnitude of loan pool credit losses. Recently, consumer loan market statistics have been stable, which is expected given the strength in the labor sector. Mortgage loans have experienced a modest increase in delinquencies and losses as a result of the correction in housing prices. The recent performance trend is expected to continue.
The ABS sector offers an attractive risk/return profile versus comparable spread sectors and historically has been the largest contributor to excess returns in the portfolio. Given the high-quality nature of the portfolio and the fact that the ABS market provides an abundance of short duration, highly rated securities (mostly AAA), we believe that the strategy of overweighting the sector is a natural fit. We will continue to emphasize the ABS credit strategy as long as the sector provides attractive investment opportunities. We intend to continue managing the portfolio with a focus on long-term performance while remaining mindful of the short-term risks that are inherent with owning spread securities.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in asset-backed and mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal strategies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

FIXED INCOME

Harbor Short Duration Fund
FUND SUMMARY—October 31, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 016
Cusip: 411511702
Ticker: HASDX
Inception Date: 01-01-1992
RETIREMENT CLASS
Fund #: 216
Cusip: 411511678
Ticker: HRSDX
Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	53	43
Total Net Assets (000s)	$79,053	N/A
Average Market Coupon	4.1%	4.1%
Yield to Maturity	5.5%	4.8%
Weighted Average Maturity	1.4 years	1.8 years
Weighted Average Duration	1.5 years	1.7 years
Weighted Average Credit Quality	AAA	AAA
Portfolio Turnover Rate (Year Ended 10-31-2006)	79%	N/A
PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 11-01-1996 through 10-31-2006

The graph compares a $10,000 investment in the Fund with the performance of the Citigroup 1 YR Treasury Index and the Merrill Lynch 1 to 3 YR U.S. Treasury Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

TOTAL RETURNS
For the periods ended 10-31-2006

		Average Annual
				Final Value
	1	5	10	of a $10,000
	Year	Years	Years	Investment

Harbor Short Duration Fund

Institutional Class	4.82%	2.75%	4.35%	$15,306
Retirement Class	4.59	2.48	4.08	14,921

Comparative Indices
Citigroup 1 YR Treasury	4.22%	2.34%	4.24%	$15,153
Merrill Lynch 1 to 3 YR U.S. Treasury	4.15	2.68	4.71	15,848

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.
Effective July 1, 2006, the Fund changed its benchmark index from the Citigroup 1 YR Treasury Index to the Merrill Lynch 1 to 3 YR U.S. Treasury Index to better reflect the range of maturities which typically exist in a short-term fixed income fund such as the Harbor Short Duration Fund.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the Retirement Class.

FIXED INCOME

Harbor Short Duration Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.39%
Total Net Assets (000s):
  $77,264
RETIREMENT CLASS
Expense Ratio: 0.64%
Total Net Assets (000s):
  $1,789

CREDIT QUALITY (% of investments)
MATURITY PROFILE (% of investments)
FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2006 through October 31, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2006)	(October 31, 2006)	Period*

Institutional Class
Actual	$1,000.00	$1,029.22	$2.00
Hypothetical (5% return)	1,000.00	1,023.24	1.99

Retirement Class
Actual	$1,000.00	$1,028.06	$3.28
Hypothetical (5% return)	1,000.00	1,021.98	3.26

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIXED INCOME

Harbor Short Duration Fund
PORTFOLIO OF INVESTMENTS—October 31, 2006

Total Investments (% of net assets)
(Excludes net cash and short-term investments of 11.3%)

Asset-Backed Securities	46.8
U.S. Government Obligations	26.0
Collateralized Mortgage Obligations	11.1
Foreign Government Obligations	4.8

ASSET-BACKED SECURITIES—46.8%
Principal
Amount		Value
(000s)		(000s)

	Advanta Business Card Master Trust Series 2003-D Cl. B
$1,000	6.470%—10/20/2009[1]	$1,001
	AmeriCredit Automobile Receivables Trust Series 2003-D Cl. A4
657	2.840%—08/06/2010[2]	649
	Ameriquest Mortgage Securities Inc. Series 2006-R1 Cl. M1
1,000	5.710%—03/25/2036[1,2]	1,003
	Series 2005-R1 Cl. M1
1,000	5.770%—03/25/2035[1,2]	1,003

		2,006

	Atlantic City Electric Transition Funding LLC Series 2002-1 Cl. A1
1,236	2.890%—07/20/2010[2]	1,211
	Bank One Issuance Trust Series 2002-A3 Cl. A3
1,680	3.590%—05/17/2010	1,656
	Capital Auto Receivables Asset Trust Series 2006-1 Cl. A2A
461	5.030%—09/15/2008[2]	461
	Capital One Master Trust Series 2002-4A Cl. A
1,500	4.900%—03/15/2010[2]	1,498
	Chase Issuance Trust Series 2004-A9 Cl. A9
1,625	3.220%—06/15/2010[2]	1,596
	Chase Manhattan Auto Owner Trust Series 2005-B Cl. A2
667	4.770%—03/15/2008[2]	667
	Citibank Credit Card Issuance Trust Series 2004-A1 Cl. A1
1,050	2.550%—01/20/2009[2]	1,044
	Series 2004-A4 Cl. A4
1,000	3.200%—08/24/2009	984

		2,028

	Citigroup Mortgage Loan Trust Inc. Series 2005-OPT4 Cl. A2C
1,000	5.570%—07/25/2035[1]	1,002
	Contimortgage Home Equity Trust
	Series 1996-4 Cl. A10
1,041	5.800%—01/15/2028[1,2]	1,044
	Countrywide Asset-Backed Certificates
	Series 2005-4 Cl. MV1
1,000	5.780%—10/25/2035[1,2]	1,006
	DaimlerChrysler Auto Trust
	Series 2003-A Cl. A4
812	2.880%—10/08/2009[2]	808
	Discover Card Master Trust I
	Series 2002-2 Cl. A
1,000	5.150%—10/15/2009[2]	1,000
	Series 2003-2 Cl. A
1,600	5.450%—08/15/2010[1]	1,603

		2,603

	Federal National Mortgage Association REMIC[3] Series 2002-W2 Cl. AF5
569	6.000%—06/25/2032[2,4]	567
	First USA Credit Card Master Trust Series 1997-8 Cl. A
1,400	5.470%—05/17/2010[1]	1,403
	Harley-Davidson Motorcycle Trust Series 2002-2 Cl. A2
591	3.090%—06/15/2010	585
	Household Private Label Credit Card Master Note Trust I Series 2002-1 Cl. A
1,005	5.500%—01/18/2011	1,007
	HSI Asset Securitization Corp Trust Series 2006-OPT2 Cl. M1
1,000	5.690%—01/25/2036[1,2]	1,003
	Long Beach Mortgage Loan Trust
	Series 2006-WL1 Cl. 2A2
1,500	5.500%—01/25/2036[1]	1,502
	Massachusetts RRB Special Purpose Trust Series 2005-1 Cl. A2
887	3.780%—09/15/2010	875
	MBNA Credit Card Master Note Trust Series 2004-A4 Cl. A4
1,175	2.700%—09/15/2009	1,162
	Series 2002-A1 Cl. A1
1,000	4.950%—06/15/2009	1,000
	Series 2002-A13 Cl. A
1,505	5.450%—05/17/2010[1]	1,508

		3,670

	Oncor Electricity Delivery Transition Bond Co. Series 2003-1 Cl. A1
248	2.260%—02/15/2009[2]	246
	Option One Mortgage Loan Trust Series 2005-1 Cl. M1
1,000	5.840%—02/25/2035[1,2]	1,005
	Residential Asset Securities Corp. Series 2005-KS2 Cl. M1
1,000	5.750%—03/25/2035[1,2]	1,004
	Series 2005-KS1 Cl. M1
1,000	5.770%—02/25/2035[1,2]	1,004

		2,008

	Residential Funding Mortgage Securities II Inc. Series 2003-HS2 Cl. AIIB
436	5.570%—06/25/2028[1,2]	437
	Specialty Underwriting & Residential Finance Series 2004-BC4 Cl. M1
1,000	6.120%—10/25/2035[1,2]	1,010
	Wells Fargo Home Equity Trust Series 2005-4 Cl. AI3
1,000	5.700%—12/25/2035[1,5]	1,004
	WFS Financial Owner Trust Series 2003-1 Cl. A4
654	2.740%—09/20/2010	653
	Whole Auto Loan Trust Series 2002-1 Cl. A4
796	3.040%—04/15/2009[2]	796

TOTAL ASSET-BACKED SECURITIES (Cost $36,956)		37,007

FIXED INCOME

Harbor Short Duration Fund
PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—11.1%
Principal
Amount		Value
(000s)		(000s)

	Federal Home Loan Mortgage Corp. REMIC[3]
$2,183	4.375%—04/15/2015	$2,130
	Federal National Mortgage Association REMIC[3] Series 2003-38 Cl. FA
1,809	5.690%—03/25/2023[1,2]	1,822
	Series 1997-68 Cl. FC
1,101	5.844%—05/18/2027[1]	1,113

		2,935

	Residential Accredit Loans Inc. Series 2006-QS7 Cl. A1
1,000	6.000%—06/25/2036	1,005
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-20 Cl. 1A1
1,109	5.060%—01/25/2035[2,6]	1,112
	Structured Asset Securities Corp. Series 2002-1A Cl. 2A1
147	6.562%—02/25/2032[1,2]	147
	Washington Mutual Inc. Series 2002-AR10 Cl. A6
1,471	4.816%—10/25/2032[2,6]	1,463

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $8,798)		8,792

FOREIGN GOVERNMENT OBLIGATIONS—4.8%
(Cost $3,571)
United Kingdom Treasury Note
2,000	4.500%—03/07/2007	3,808

U.S. GOVERNMENT OBLIGATIONS—26.0%
Principal
Amount		Value
(000s)		(000s)

	U.S. Treasury Notes
2,574	3.375%—01/15/2007[2,7]	2,545
7,550	3.375%—02/28/2007[2]	7,510
5,000	4.250%—01/15/2011	4,938
5,500	4.875%—05/15/2009[2]	5,533

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $20,512)		20,526

SHORT-TERM INVESTMENTS—11.0%
COMMERCIAL PAPER
4,000	BMW US Capital LLC	4,000
4,500	UBS Finance Inc.	4,500

		8,500

REPURCHASE AGREEMENTS
74	Repurchase Agreement with State Street Corp. dated October 31, 2006 due November 1, 2006 at 4.850% collateralized by a U.S. Treasury Note (market value $79)	74

U.S. TREASURY BILLS
100	4.762%—12/14/2006	99

TOTAL SHORT-TERM INVESTMENTS (Cost $8,672)		8,673

TOTAL INVESTMENTS—99.7% (Cost $78,509)		78,806
CASH AND OTHER ASSETS, LESS LIABILITIES—0.3%		247

TOTAL NET ASSETS—100.0%		$79,053

FUTURES CONTRACTS WHICH WERE OPEN AT OCTOBER 31, 2006 ARE AS FOLLOWS:

				Unrealized
		Aggregate		Appreciation/
	Number of	Face Value		(Depreciation)
Description	Contracts	(000s)	Expiration Date	(000s)

U.S. Treasury Notes 2 Yr. Futures (Buy)	166	$33,200	Dec-06	$82
U.S. Treasury Notes 5 Yr. Futures (Sell)	9	900	Dec-06	(9)

				$73

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2006 ARE AS FOLLOWS:

Unrealized
		Aggregate		Appreciation/
	Market Value	Face Value		(Depreciation)
Currency	(000s)	(000s)	Delivery Date	(000s)

British Pound (Sell)	$3,893	$3,785	Nov-06	$(108)

$(108)

1	Floating rate security. The stated rate represents the rate in effect at October 31, 2006.

2	At October 31, 2006, assets segregated for open future contracts, written options on futures contracts and swap options, (See Note 2 to the Financial Statements.) had an aggregate market value of $40,194 or 50.84% of net assets.

3	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

4	Step coupon security.

5	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.) and are considered to be liquid under procedures established by the Board of Trustees. At October 31, 2006, these securities were valued at $1,004 or 1.27% of net assets.

6	Variable rate security. The stated rate represents the rate in effect at October 31, 2006.

7	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation- adjusted principal.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor Money Market Fund
MANAGER’S COMMENTARY (Unaudited)

SUBADVISER
Fischer Francis Trees &
Watts, Inc.
200 Park Avenue
New York, NY 10166
Ken O’Donnell, CFA
Portfolio Manager (since 2003)
FFTW has subadvised the Fund since its inception in 1987.
INVESTMENT GOAL
Current income. The Fund intends to maintain a stable share price of $1.
PRINCIPAL STYLE CHARACTERISTICS
Very short-term high quality money market instruments.

TOP TEN HOLDINGS (% of net assets)

BMW Capital Corp.	4.9%
Deutsche Bank Financial LLC	4.9
UBS Finance Inc.	4.9
Societe Generale North America	4.7
Abbey National LLC	4.7
Bank of Montreal	4.7
Lloyds Bank plc	4.7
WestpacTrust Securities New Zealand Ltd.	4.6
General Electric Capital Corp.	4.3
Federal National Mortgage Association	4.1
FUND CATEGORY
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Market Review
The U.S. economy has begun to feel the effects of rising interest rates. After multiple quarters of strong growth, real Gross Domestic Product (GDP) slipped below trend in mid 2006. While estimates of a rebound in growth persist, there has been mounting concern that housing will continue to have a negative impact. The housing sector is in the midst of a pronounced correction with potential spillover into other areas of the economy. A modest reduction in consumer spending could result in a significant drag on growth (personal consumption represents about 65% of the GDP).
After a prolonged campaign of tightening, The Federal Open Market Committee held policy rates firm at 5.25%, indicating that future moves will depend on the evolution of inflation and growth data. Currently, markets are forecasting a decrease in the coming months. Responding to the pause in the rate cycle, the U.S. Treasury yield curve continued to flatten and ended the 2006 fiscal year with an inverted term structure. While inverted yield curves are not uncommon at the end of a tightening cycle, it is unclear whether the current situation represents a peak for short-term interest rates.
With a recent drop in energy prices, markets have shifted their attention to the labor markets. Revisions to non-farm payroll reports are suggestive of a very tight labor market. The market has grown concerned that as the economy approaches full employment, wage pressures would likely increase. Wage pressures have historically been considered a catalyst for inflation. While recent inflation measures have remained elevated, it is uncertain whether recent labor gains and the resultant inflationary pressures can persist in an environment of slower growth.
Performance
Despite an environment of rising domestic interest rates, the Harbor Money Market Fund provided competitive returns. For the 12 months ended October 31, 2006, the Fund returned 4.60% (Institutional Class) and 4.34% (Retirement Class). This compares with a return of 4.62% for the Fund’s benchmark, the Merrill Lynch 3-Month U.S. T-Bill Index.
The duration of the portfolio was maintained at a level shorter than the benchmark as a defense against rising short-term interest rates. The overall duration position had a positive impact on the portfolio’s total return.
With an inverted yield curve, the marginal cost for maintaining a short duration position is minimal. Shortening the reinvestment period is rewarded during periods of rising rates. The risk to the strategy is in the failure to have locked in current rates, if yields were to unexpectedly fall.

FIXED INCOME

Harbor Money Market Fund
MANAGER’S COMMENTARY—Continued

Outlook and Strategy
During the 2006 fiscal year, the U.S. federal funds target rate was increased by the Federal Reserve to 5.25%. Fed funds futures contracts are pricing in a decrease in short-term interest rates to 5.00% in early 2007. The pause in the rate cycle and the accompanying slowdown in growth may warrant extending the days-to-maturity in the portfolio in the coming weeks.
The Fund invests primarily in high quality money market instruments including bank CDs, commercial paper, agency discount notes, and U.S. Treasury Bills. The average days-to-maturity of the portfolio was held relatively short in response to the lack of opportunity to extend duration and pick up yield. We intend to keep the fund invested in money market products with maturities inside of three months while maintaining a portfolio weighted average maturity in the low 30-day range. Should the market take on a more hawkish tone and the yield curve become steeper, we may consider extending the average-days-to-maturity to capture additional yield.

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.
An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.
Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, obtain a Harbor Funds prospectus by calling 1-800-422-1050 or visiting www.harborfunds.com and read the prospectus carefully before investing.

FIXED INCOME

Harbor Money Market Fund
FUND SUMMARY—October 31, 2006 (Unaudited)

INSTITUTIONAL CLASS
Fund #: 015
Cusip: 411511405
Ticker: HARXX
Inception Date: 12-29-1987
RETIREMENT CLASS
Fund #: 215
Cusip: 411511660
Ticker: HRMXX
Inception Date: 11-01-2002

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	43	1
Total Net Assets (000s)	$192,434	N/A
Yield to Maturity	5.4%	5.1%
Weighted Average Maturity	0.01 years	0.16 years
Weighted Average Duration	0.08 years	0.16 years
Weighted Average Credit Quality	AAA	AAA
CREDIT QUALITY (% of investments)
PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
For the period 11-01-1996 through 10-31-2006

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch 3-Month U.S. T-Bill Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

TOTAL RETURNS
For the periods ended 10-31-2006

		Average Annual
				Final Value
	1	5	10	of a $10,000
	Year	Years	Years	Investment

Harbor Money Market Fund

Institutional Class	4.60%	2.10%	3.63%	$14,291
Retirement Class	4.34	1.70	3.30	13,839

Comparative Index

Merrill Lynch 3-Month U.S. T-Bill	4.62%	2.32%	3.80%	$14,526

Current Yield for Periods Ended 09-30-2006

Institutional Class	7 Days: 5.07% 30 Days: 5.06%
Retirement Class	7 Days: 4.83 30 Days: 4.81

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.
The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, the Fund’s adviser has voluntarily waived a portion of its management fee and/or absorbed Fund expenses, which has resulted in higher returns. Without these waivers, the returns would have been lower. Any existing waivers may be discontinued at any time without notice. Current yield excludes gains and losses as defined by the Securities and Exchange Commission. The current yield more closely reflects the current earnings of the Fund than the total return. The performance of the Retirement Class shares prior to 11-01-2002 is based on the Fund’s Institutional Class shares’ performance, restated for the higher expense ratio of the Retirement Class.

FIXED INCOME

Harbor Money Market Fund
FUND SUMMARY—Continued

INSTITUTIONAL CLASS
Expense Ratio: 0.32%
Total Net Assets (000s):
  $187,832
RETIREMENT CLASS
Expense Ratio: 0.57%
Total Net Assets (000s):
  $4,602

FEES AND EXPENSE EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2006 through October 31, 2006.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in this the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account
	Value	Value	Expenses Paid During
	(May 1, 2006)	(October 31, 2006)	Period*

Institutional Class
Actual	$1,000.00	$1,025.11	$1.63
Hypothetical (5% return)	1,000.00	1,023.60	1.63

Retirement Class
Actual	$1,000.00	$1,023.83	$2.90
Hypothetical (5% return)	1,000.00	1,022.34	2.91

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIXED INCOME

Harbor Money Market Fund
PORTFOLIO OF INVESTMENTS—October 31, 2006

Total Investments (% of net assets)
(Excludes net cash of -1.7%)

Commercial Paper	87.6
U.S. Government Agencies	8.7
Bank Obligations	4.7
Asset-Backed Securities	0.4
Repurchase Agreements	0.3

ASSET-BACKED SECURITIES—0.4%
(Cost $832)
Principal
Amount		Value
(000s)		(000s)

	Nissan Auto Receivables Trust Series 2006-B Cl. A1
$833	5.081%—05/15/2007	$832

BANK OBLIGATIONS—4.7%
	CitiBank
4,000	5.305%—01/05/2007	4,000
5,000	5.350%—11/27/2006	5,000

TOTAL BANK OBLIGATIONS (Cost $9,000)		9,000

COMMERCIAL PAPER—87.6%
	Abbey National LLC
9,000	5.230%—11/10/2006	8,988
	ABN AMRO North America Finance
4,200	5.240%—12/08/2006	4,177
5,000	5.250%—11/24/2006	4,983

		9,160

	ANZ Inc.
4,000	5.210%—01/03/2007	3,964
3,500	5.250%—11/27/2006	3,487

		7,451

	Atlantic Asset Security
3,000	5.260%—11/01/2006	3,000
3,000	5.280%—11/02/2006	3,000
3,044	5.300%—11/01/2006	3,044

		9,044

	Bank of Montreal
9,000	5.230%—11/21/2006	8,974
	Barclays US Fund
1,000	5.230%—12/27/2006	992
2,400	5.260%—11/13/2006 – 11/15/2006	2,395
2,580	5.280%—11/22/2006	2,572

		5,959

	BMW Capital Corp.
9,500	5.280%—11/01/2006	9,500
	CBA Finance Inc.
5,000	5.245%—11/27/2006	4,981
1,100	5.250%—11/06/2006	1,099
3,500	5.270%—11/24/2006	3,488

		9,568

	Chariot Funding LLC
8,000	5.260%—12/08/2006	7,957
1,326	5.320%—11/01/2006	1,326

		9,283

	Charta Corp. Yrs. 3&4
4,000	5.245%—01/26/2007	3,950
5,000	5.250%—11/20/2006	4,986

		8,936

	Danske Corp.
2,500	5.240%—12/27/2006	2,480
	Deutsche Bank Financial LLC
9,500	5.300%—11/01/2006	9,500
	Dresdner US Finance
7,000	5.240%—01/29/2007	6,909
2,000	5.270%—11/20/2006	1,995

		8,904

	General Electric Capital Corp.
8,300	5.220%—01/17/2007	8,207
450	5.230%—11/14/2006	449

		8,656

	HBOS Treasury Services plc
4,000	5.240%—01/16/2007	3,956
1,500	5.245%—11/13/2006	1,497
4,000	5.250%—01/26/2007	3,950

		9,403

	Lloyds Bank plc
9,000	5.235%—12/04/2006	8,957
	Royal Bank of Scotland plc
6,400	5.230%—11/21/2006	6,381
	Societe Generale North America
9,000	5.265%—11/01/2006	9,000
	UBS Finance Inc.
9,500	5.280%—11/01/2006	9,500
	WestpacTrust Securities New Zealand Ltd.
9,000	5.220%—12/28/2006	8,926

TOTAL COMMERCIAL PAPER (Cost $168,570)		168,570

REPURCHASE AGREEMENTS—0.3%
(Cost $551)
551	Repurchase Agreement with State Street Corp. dated October 31, 2006 due November 1, 2006 at 4.810% collateralized by a U.S Treasury Note (market value $566)	551

U.S. GOVERNMENT AGENCIES—8.7%
	Federal National Mortgage Association
1,000	4.750%—11/15/2006	998
8,000	4.800%—11/17/2006	7,982
1,933	4.917%—11/29/2006	1,925
5,800	5.000%—12/27/2006	5,754

TOTAL U.S. GOVERNMENT AGENCIES (Cost $16,659)		16,659

TOTAL INVESTMENTS—101.7% (Cost $195,612)		195,612
CASH AND OTHER ASSETS, LESS LIABILITIES—(1.7)%		(3,178)

TOTAL NET ASSETS—100.0%		$192,434

The accompanying notes are an integral part of the financial statements.

FIXED INCOME

[THIS PAGE INTENTIONALLY LEFT BLANK]

FIXED INCOME

Harbor Fixed Income Funds
STATEMENT OF ASSETS AND LIABILITIES—October 31, 2006

(All amounts in Thousands, except per share amounts)

	Harbor	Harbor	Harbor	Harbor	Harbor
	High-Yield Bond	Bond	Real Return	Short Duration	Money Market

ASSETS
Investments, at identified cost*	$32,634	$2,476,552	$22,794	$78,509	$195,612

Investments, at value	$32,574	$2,276,027	$19,774	$78,732	$195,061
Repurchase agreements	563	199,905	2,926	74	551
Cash	1	—	1	—	1
Foreign currency, at value (cost: $0; $7,484; $5; $0; $0)	—	7,520	5	—	—
Receivables for:
Investments sold	738	83,149	694	—	—
Capital shares sold	36	2,903	21	299	251
Dividends	2	—	—	—	—
Interest	696	9,113	104	387	65
Open forward currency contracts	—	228	—	—	—
Swap agreements, at value (cost: $0; $(1,213); $0; $0; $0)	—	691	10	—	—
Variation margin on futures contracts	—	3,898	—	36	—
Withholding tax receivable	1	—	—	—	—
Other assets	—	29	—	—	—
Prepaid fund insurance	1	18	—	1	2

Total Assets	34,612	2,583,481	23,535	79,529	195,931

LIABILITIES
Payables for:
Investments purchased	658	208,317	9,712	—	2,572
Capital shares reacquired	15	2,070	9	263	864
Dividends to shareholders	—	—	—	—	6
Investments sold short, at value (proceeds $0; $0; $101; $0; $0)	—	—	102	—	—
Written options, at value (premiums received $0; $6,835; $17; $0; $0)	—	11,696	16	—	—
Interest on swap agreements	—	3	1	—	—
Open forward currency contracts	—	2,458	14	108	—
Unrealized depreciation of forward volatility options	—	62	—	—	—
Accrued expenses:
Management fees	13	937	5	13	30
12b-1 fees	1	8	—	—	1
Trustee fees	1	10	—	1	1
Transfer agent fees	2	68	—	2	6
Other	9	15	11	89	17
TBA sale commitments at value	—	11,935	593	—	—

Total Liabilities	699	237,579	10,463	476	3,497

NET ASSETS	$33,913	$2,345,902	$13,072	$79,053	$192,434

Net Assets Consist of:
Paid-in capital	$33,095	$2,326,811	$13,219	$85,792	$192,400
Undistributed/(overdistributed) net investment income	96	34,321	75	—	45
Accumulated net realized gain/(loss)	219	(9,054)	(121)	(7,001)	(11)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	503	(3,369)	(87)	297	—
Unrealized appreciation/(depreciation) of futures and forward contracts	—	(2,807)	(14)	(35)	—

	$33,913	$2,345,902	$13,072	$79,053	$192,434

NET ASSET VALUE PER SHARE PER CLASS[1]:
Institutional Class
Net assets	$28,727	$2,307,311	$12,057	$77,264	$187,832
Shares of beneficial interest[2]	2,617	195,885	1,227	9,380	187,832
Net asset value per share	$10.98	$11.78	$9.83	$8.24	$1.00
Retirement Class
Net assets	$524	$38,591	$1,015	$1,789	$4,602
Shares of beneficial interest[2]	48	3,278	103	217	4,602
Net asset value per share	$10.97	$11.77	$9.83	$8.23	$1.00
Investor Class
Net assets	$4,662	N/A	N/A	N/A	N/A
Shares of beneficial interest[2]	425	N/A	N/A	N/A	N/A
Net asset value per share	$10.98	N/A	N/A	N/A	N/A

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

FIXED INCOME

Harbor Fixed Income Funds
STATEMENT OF OPERATIONS—Year Ended October 31, 2006

(All amounts in Thousands)

	Harbor	Harbor	Harbor	Harbor	Harbor
	High-Yield Bond	Bond	Real Return[1]	Short Duration	Money Market

Investment Income:
Dividends	$38	$19	$—	$—	$—
Interest	2,564	103,382	443	2,866	7,417
Foreign taxes withheld	(3)	—	—	—	—

Total Investment Income	2,599	103,401	443	2,866	7,417
Operating Expenses:
Management fees	199	10,505	40	186	453
12b-1 fees:
Retirement Class	—	87	2	4	11
Investor Class	11	N/A	N/A	N/A	N/A
Shareholder communications	3	327	41	9	18
Custodian fees	98	383	10	64	67
Transfer agent fees:
Institutional Class	14	1,037	3	30	71
Retirement Class	—	17	—	1	2
Investor Class	8	N/A	N/A	N/A	N/A
Professional fees	1	59	2	5	5
Trustees’ fees and expenses	—	30	—	1	1
Registration fees	27	133	47	22	39
Miscellaneous	8	36	3	9	11

Total operating expenses	369	12,614	148	331	678
Management fees waived	(43)	(390)	(2)	(62)	(177)
Other expenses waived	(39)	—	(99)	(24)	—
Other expense reimbursements and reductions	—	(19)	—	(1)	(9)

Net operating expenses	287	12,205	47	244	492
Interest Expense on Reverse Repurchase Agreements	—	—	—	(14)	—

Net Investment Income/(Loss)	2,312	91,196	396	2,608	6,925
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	227	21,858	(83)	(453)	(1)
Foreign currency transactions	—	(14,895)	(23)	(158)	—
Investments sold short	—	—	—	—	—
Swap agreements	—	(1,460)	—	—	—
Futures contracts	—	(11,847)	—	164	—
Written options	—	3,382	—	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	192	11,108	(84)	1,083	—
Swap agreements	—	2,693	11	—	—
Futures contracts	—	9,231	—	63	—
Forward currency contracts	—	(2,031)	(14)	(164)	—
Translation of assets and liabilities in foreign currencies	—	(2,034)	(14)	(162)	—

Net gain/(loss) on investment transactions	419	16,005	(207)	373	(1)

Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,731	$107,201	$189	$2,981	$6,924

1	For the period December 1, 2005 (inception) through October 31, 2006.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor Fixed Income Funds
STATEMENT OF CHANGES IN NET ASSETS

(All amounts in Thousands)

	Harbor
	High-Yield Bond

For the Year Ended October 31:	2006	2005

INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income/(loss)	$2,312	$4,714
Net realized gain/(loss) on investments	227	1,172
Net unrealized appreciation/(depreciation) of investments	192	(3,491)

Net increase/(decrease) in net assets resulting from operations	2,731	2,395

Distributions to Shareholders:
Net investment income:
Institutional Class	(2,062)	(4,242)
Retirement Class	(18)	—
Investor Class	(292)	(225)
Net realized gain on investments:
Institutional Class	(99)	(885)
Retirement Class	—	—
Investor Class	(13)	(50)
Return of Capital:
Institutional Class	—	—
Retirement Class	—	—
Investor Class	—	—

Total distributions to shareholders	(2,484)	(5,402)

Net Increase/(Decrease) Derived from Capital Stock Activity	(1,930)	(31,699)

Net increase/(decrease) in net assets	(1,683)	(34,706)
Net Assets:
Beginning of period	35,596	70,302

End of period*	$33,913	$35,596

* Includes undistributed/(over-distributed) net investment income of:	$96	$226

a	For the period December 1, 2005 (inception) through October 31, 2006.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor		Harbor	Harbor		Harbor
Bond		Real Return	Short Duration		Money Market

2006	2005	2006[a]	2006	2005	2006	2005

$91,196	$60,195	$396	$2,608	$2,683	$6,925	$3,082
(2,962)	18,365	(106)	(447)	(823)	(1)	(11)
18,967	(56,306)	(101)	820	(269)	—	—

107,201	22,254	189	2,981	1,591	6,924	3,071

(69,331)	(74,790)	(303)	(2,849)	(3,061)	(6,734)	(2,990)
(1,076)	(1,014)	(32)	(77)	(53)	(191)	(81)
N/A	N/A	N/A	N/A	N/A	N/A	N/A
(2,503)	(39,052)	—	—	—	—	—
(40)	(440)	—	—	—	—	—
N/A	N/A	N/A	N/A	N/A	N/A	N/A
—	—	—	(209)	—	—	—
—	—	—	(6)	—	—	—
N/A	N/A	N/A	N/A	N/A	N/A	N/A

(72,950)	(115,296)	(335)	(3,141)	(3,114)	(6,925)	(3,071)

348,047	491,839	13,218	24,304	(38,924)	68,498	3,014

382,298	398,797	13,072	24,144	(40,447)	68,497	3,014
1,963,604	1,564,807	—	54,909	95,356	123,937	120,923

$2,345,902	$1,963,604	$13,072	$79,053	$54,909	$192,434	$123,937

$34,321	$8,392	$75	$—	$590	$45	$45

FIXED INCOME

Harbor Fixed Income Funds
STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts and shares in Thousands)

	Harbor		Harbor
	High-Yield Bond		Bond

For the Year Ended October 31:	2006	2005	2006	2005

AMOUNT ($)
Institutional Class:
Net proceeds from sale of shares	$9,223	$14,719	$803,796	$744,498
Net proceeds from redemption fees	2	21	—	—
Reinvested in payment of distributions	1,769	2,799	60,602	101,107
Cost of shares reacquired	(14,027)	(12,874)	(522,464)	(368,762)
Cost of shares reacquired through in-kind redemptions	—	(37,001)	—	—

Net increase/(decrease) in net assets	$(3,033)	$(32,336)	$341,934	$476,843

Retirement Class:
Net proceeds from sale of shares	$502	$2	$20,371	$22,905
Net proceeds from redemption fees	—	—	—	—
Reinvested in payment of distributions	18	—	1,116	1,454
Cost of shares reacquired	(3)	—	(15,374)	(9,363)

Net increase/(decrease) in net assets	$517	$2	$6,113	$14,996

Investor Class:
Net proceeds from sale of shares	$1,121	$1,390
Net proceeds from redemption fees	—	3
Reinvested in payment of distributions	301	273	Not	Not
Cost of shares reacquired	(836)	(1,031)	Applicable	Applicable

Net increase/(decrease) in net assets	$586	$635

SHARES
Institutional Class:
Shares sold	844	1,306	69,325	62,475
Shares issued in reinvestment of distributions	163	250	5,261	8,564
Shares reacquired	(1,281)	(1,153)	(45,091)	(31,020)
Shares reacquired through in-kind redemptions	—	(3,373)	—	—

Net increase/(decrease) in shares outstanding	(274)	(2,970)	29,495	40,019
Beginning of period	2,891	5,861	166,390	126,371

End of period	2,617	2,891	195,885	166,390

Retirement Class:
Shares sold	46	—	1,754	1,936
Shares issued in reinvestment of distributions	2	—	97	123
Shares reacquired	—	—	(1,326)	(794)

Net increase/(decrease) in shares outstanding	48	—	525	1,265
Beginning of period	—	—	2,753	1,488

End of period	48	—	3,278	2,753

Investor Class:
Shares sold	103	123
Shares issued in reinvestment of distributions	28	25
Shares reacquired	(77)	(92)	Not	Not

Net increase/(decrease) in shares outstanding	54	56	Applicable	Applicable
Beginning of period	371	315

End of period	425	371

a	For the period December 1, 2005 (inception) through October 31, 2006.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Harbor	Harbor		Harbor
Real Return	Short Duration		Money Market

2006[a]	2006	2005	2006	2005

$12,573	$55,571	$28,789	$326,957	$212,573
—	—	—	—	—
297	2,782	2,597	6,680	2,961
(684)	(34,288)	(70,446)	(265,845)	(213,055)
—	—	—	—	—

$12,186	$24,065	$(39,060)	$67,792	$2,479

$1,000	$724	$299	$2,205	$1,440
—	—	—	—	—
32	83	53	190	81
—	(568)	(216)	(1,689)	(986)

$1,032	$239	$136	$706	$535

Not	Not	Not	Not	Not
Applicable	Applicable	Applicable	Applicable	Applicable
1,266	6,764	3,459	326,956	212,574
30	339	313	6,680	2,961
(69)	(4,177)	(8,484)	(265,845)	(213,055)
—	—	—	—	—

1,227	2,926	(4,712)	67,791	2,480
—	6,454	11,166	120,041	117,561

1,227	9,380	6,454	187,832	120,041

100	88	36	2,205	1,440
3	9	7	190	81
—	(69)	(26)	(1,689)	(987)

103	28	17	706	534
—	189	172	3,896	3,362

103	217	189	4,602	3,896

Not	Not	Not	Not	Not
Applicable	Applicable	Applicable	Applicable	Applicable

FIXED INCOME

Harbor Fixed Income Funds
Financial Highlights
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR HIGH-YIELD BOND FUND
	Institutional Class

For the Year Ended October 31:	2006		2005	2004		2003[c]

Net asset value beginning of period	$10.91		$11.38	$11.10		$10.00
Income from Investment Operations:
Net investment income/(loss)	.76	[d]	.77 [d]	.75	[d]	.56	[d]
Net realized and unrealized gains/(losses) on investments	.14		(.42)	.30		1.03

Total from investment operations	.90		.35	1.05		1.59

Less Distributions:
Dividends from net investment income	(.79)		(.68)	(.82)		(.49)
Distributions from net realized capital gains[a]	(.04)		(.15)	—		—

Total distributions	(.83)		(.83)	(.82)		(.49)
Proceeds from redemption fees	—	[k]	.01	.05		—	[k]

Net asset value end of period	10.98		10.91	11.38		11.10
Net assets end of period (000s)	$28,727		$31,547	$66,715		$57,727

Ratios and Supplemental Data (%):
Total return	8.56%[e]		3.24%[e]	10.93%[e]		16.16%[e,f]
Ratio of operating expenses to average net assets[b]	.81	[d]	.82 [d]	.85	[d]	.93	[d,g]
Ratio of operating expenses not imposed to average net assets	.25		.09	.09		.47	[g]
Ratio of operating expenses net of all offsets to average net assets	.81	[d]	.82 [d]	.85	[d]	.93	[d,g]
Ratio of interest/dividend expenses to average net assets	—		—	—		—
Ratio of net investment income/(loss) to average net assets	7.01	[d]	6.67 [d]	6.85	[d]	6.63	[d,g]
Portfolio turnover	63		42	109		82	[f]

HARBOR BOND FUND
	Institutional Class

For the Year Ended October 31:	2006		2005	2004		2003		2002

Net asset value beginning of period	$11.61		$12.24	$11.89		$11.98		$12.05
Income from Investment Operations:
Net investment income/(loss)	.51	[d]	.45 [d]	.16	[d]	.41	[d]	.50	[d]
Net realized and unrealized gains/(losses) on investments	.06		(.28)	.68		.36		.17

Total from investment operations	.57		.17	.84		.77		.67

Less Distributions:
Dividends from net investment income	(.39)		(.50)	(.23)		(.60)		(.47)
Distributions from net realized capital gains[a]	(.01)		(.30)	(.26)		(.26)		(.27)

Total distributions	(.40)		(.80)	(.49)		(.86)		(.74)
Proceeds from redemption fees	N/A		N/A	N/A		N/A		N/A

Net asset value end of period	11.78		11.61	12.24		11.89		11.98
Net assets end of period (000s)	$2,307,286		$1,931,651	$1,546,602		$1,528,285		$1,369,931

Ratios and Supplemental Data (%):
Total return	5.10%[e]		1.42%[e]	6.59%[e]		6.57%[e]		5.87%[e]
Ratio of operating expenses to average net assets[b]	.58	[d]	.58 [d]	.57	[d]	.58	[d]	.58	[d]
Ratio of operating expenses not imposed to average net assets	.02		.02	.03		.06		.08
Ratio of operating expenses net of all offsets to average net assets	.58	[d]	.58 [d]	.57	[d]	.58	[d]	.58	[d]
Ratio of interest/dividend expenses to average net assets	—		—	—		—		—
Ratio of net investment income/(loss) to average net assets	4.34	[d]	3.39 [d]	2.21	[d]	3.43	[d]	4.37	[d]
Portfolio turnover	312		332	311		221		293

See page 142 for notes to the Fixed Income Funds Financial Highlights.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Retirement Class								Investor Class

2006		2005		2004		2003[c]		2006		2005		2004		2003[c]

$10.91		$11.38		$11.10		$10.00		$10.91		$11.39		$11.11		$10.00
.89	[d]	1.24	[d]	(.02	) [d]	.47	[d]	.71	[d]	.70	[d]	.62	[d]	.50	[d]
(.02)		(.90)		1.07		1.10		.14		(.40)		.36		1.07

.87		.34		1.05		1.57		.85		.30		.98		1.57

(.77)		(.66)		(.79)		(.47)		(.74)		(.63)		(.77)		(.46)
(.04)		(.15)		—		—		(.04)		(.15)		—		—

(0.81)		(.81)		(.79)		(.47)		(.78)		(.78)		(.77)		(.46)
—	[k]	—	[k]	.02		—	[k]	—	[k]	—	[k]	.07		—	[k]

10.97		10.91		11.38		11.10		10.98		10.91		11.39		11.11
$524		$2		$1		$7		$4,662		$4,047		$3,586		$2,215

8.22	% [e]	3.05	% [e]	10.49	% [e]	16.12	% [e,f]	8.15	% [e]	2.71	% [e]	10.41	% [e]	15.93	% [e,f]
1.05	[d]	—	[i]	1.01	[d]	1.08	[d,g]	1.21	[d]	1.25	[d]	1.27	[d]	1.29	[d,g]
.25		—		.15		.47	[g]	.25		.09		.09		.47	[g]
1.05	[d]	—	[i]	1.01	[d]	1.08	[d,g]	1.21	[d]	1.25	[d]	1.27	[d]	1.29	[d,g]
—		—		—		—		—		—		—		—
6.79	[d]	—	[i]	7.00	[d]	7.00	[d,g]	6.63	[d]	6.26	[d]	6.37	[d]	6.73	[d,g]
63		42		109		82	[f]	63		42		109		82	[f]

Retirement Class

2006		2005		2004		2003[h]

$11.61		$12.24		$11.89		$11.98
.49	[d]	.46	[d]	.32	[d]	.55	[d]
.05		(.31)		.49		.19

.54		.15		.81		.74

(.37)		(.48)		(.20)		(.57)
(.01)		(.30)		(.26)		(.26)

(.38)		(.78)		(.46)		(.83)
N/A		N/A		N/A		N/A

11.77		11.61		12.24		11.89
$38,590		$31,953		$18,205		$10,463

4.76	% [e]	1.18	% [e]	6.33	% [e]	6.40%[e]
.83	[d]	.83	[d]	.81	[d]	.83	[d]
.02		.02		.04		.06
.83	[d]	.83	[d]	.81	[d]	.83	[d]
—		—		—		—
4.10	[d]	3.17	[d]	1.94	[d]	2.67	[d]
312		332		311		221

FIXED INCOME

Harbor Fixed Income Funds Financial Highlights—Continued
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR REAL RETURN FUND
	Institutional Class		Retirement Class

For the Period Ended October 31:	2006[j]		2006[j]

Net asset value beginning of period	$10.00		$10.00
Income from Investment Operations:
Net investment income/(loss)	.39	[d]	.40	[d]
Net realized and unrealized gains/(losses) on investments	(.22)		(.25)

Total from investment operations	.17		.15

Less Distributions:
Dividends from net investment income	(.34)		(.32)
Distributions from net realized capital gains	—		—

Total distributions	(.34)		(.32)
Proceeds from redemption fees	N/A		N/A

Net asset value end of period	9.83		9.83
Net assets end of period (000s)	$12,057		$1,015

Ratios and Supplemental Data (%):
Total return	1.77%[e]		1.56%[e]
Ratio of operating expenses to average net assets[b]	.57	[d,g]	.82	[d,g]
Ratio of operating expenses not imposed to average net assets	1.26	[g]	1.26	[g]
Ratio of operating expenses net of all offsets to average net assets	.57	[d,g]	.82	[d,g]
Ratio of interest/dividend expenses to average net assets	—		—
Ratio of net investment income/(loss) to average net assets	5.09	[d,g]	4.28	[d,g]
Portfolio turnover	410	[f]	410	[f]

HARBOR SHORT DURATION FUND
	Institutional Class

For the Year Ended October 31:	2006		2005		2004		2003		2002

Net asset value beginning of period	$8.27		$8.41		$8.57		$8.69		$8.69
Income from Investment Operations:
Net investment income/(loss)	.30	[d]	.35	[d]	.26	[d]	.24	[d]	.30	[d]
Net realized and unrealized gains/(losses) on investments	.08		(.17)		(.14)		(.10)		.01

Total from investment operations	.38		.18		.12		.14		.31

Less Distributions:
Dividends from net investment income	(.39)		(.32)		(.28)		(.26)		(.31)
Distributions from net realized capital gains	—		—		—		—		—
Return of Capital	(.02)		—		—		—		—

Total distributions	(.41)		(.32)		(.28)		(.26)		(.31)
Proceeds from redemption fees	N/A		N/A		N/A		N/A		N/A

Net asset value end of period	8.24		8.27		8.41		8.57		8.69
Net assets end of period (000s)	$77,264		$53,353		$93,910		$109,411		$153,074

Ratios and Supplemental Data (%):
Total return	4.82%[e]		2.17%[e]		1.43%[e]		1.70%[e]		3.67%[e]
Ratio of operating expenses to average net assets[b]	.39	[d]	.39	[d]	.31	[d]	.36	[d]	.31	[d]
Ratio of operating expenses not imposed to average net assets	.14		.12		.14		.11		.13
Ratio of operating expenses net of all offsets to average net assets	.39	[d]	.39	[d]	.31	[d]	.36	[d]	.31	[d]
Ratio of interest/dividend expenses to average net assets	—		.01		.01		—		—
Ratio of net investment income/(loss) to average net assets	4.21	[d]	3.41	[d]	2.65	[d]	2.85	[d]	3.44	[d]
Portfolio turnover	79		159		324		333		154

See page 142 for notes to the Fixed Income Funds Financial Highlights.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Retirement Class

2006		2005		2004		2003[h]

$8.26		$8.41		$8.57		$8.69
.28	[d]	.33	[d]	9.80	[d]	(9.26)[d]
.09		(.18)		(9.69)		9.39

.37		.15		.11		.13

(.37)		(.30)		(.27)		(.25)
—		—		—		—
(.03)		—		—		—

(.40)		(.30)		(.27)		(.25)
N/A		N/A		N/A		N/A

8.23		8.26		8.41		8.57
$1,789		$1,556		$1,446		$—

4.59%[e]		1.82%[e]		1.24%[e]		1.39%[e]
.64	[d]	.64	[d]	.55	[d]	.59 [d]
.14		.12		.15		.11
.64	[d]	.64	[d]	.55	[d]	.59 [d]
—		—		—		—
3.95	[d]	3.20	[d]	2.48	[d]	2.70 [d]
79		159		324		333

FIXED INCOME

Harbor Fixed Income Funds Financial Highlights—Continued
SELECTED PER SHARE DATA FOR THE PERIODS PRESENTED

HARBOR MONEY MARKET FUND
	Institutional Class

For the Year Ended October 31:	2006		2005		2004		2003		2002

Net asset value beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.04	[d]	.03	[d]	—		—		.02	[d]
Net realized and unrealized gains/(losses) on investments	—		—		—		—		—

Total from investment operations	.04		.03		—		—		.02

Less Distributions:
Dividends from net investment income	(.04)		(.03)		—		—		(.02)
Distributions from net realized capital gains[a]	—		—		—		—		—

Total distributions	(.04)		(.03)		—		—		(.02)
Proceeds from redemption fees	N/A		N/A		N/A		N/A		N/A

Net asset value end of period	1.00		1.00		1.00		1.00		1.00
Net assets end of period (000s)	$187,832		$120,041		$117,561		$126,347		$156,446

Ratios and Supplemental Data (%):
Total return	4.60%[e]		2.55%[e]		.94%[e]		.88%[e]		1.59%[e]
Ratio of operating expenses to average net assets[b]	.32	[d]	.35	[d]	.29	[d]	.36	[d]	.36	[d]
Ratio of operating expenses not imposed to average net assets	.12		.12		.16		.13		.12
Ratio of operating expenses net of all offsets to average net assets	.32	[d]	.35	[d]	.29	[d]	.36	[d]	.36	[d]
Ratio of interest/dividend expenses to average net assets	—		—		—		—		—
Ratio of net investment income/(loss) to average net assets	4.59	[d]	2.52	[d]	.94	[d]	.89	[d]	1.58	[d]
Portfolio turnover	N/A		N/A		N/A		N/A		N/A

a	Includes both short-term and long-term capital gains.

b	Percentage does not reflect reduction for credit balance arrangements from custodian. (See Note 4 to Financial Statements).

c	For the period December 1, 2002 (inception) through October 31, 2003.

d	Reflects the Adviser’s waiver of a portion of its management fees and/or other operating expenses.

e	The total returns would have been lower had certain expenses not been waived during the periods shown.

f	Unannualized.

g	Annualized.

h	Commenced operations on November 1, 2002.

i	Assets in this class were too small to incur any income or expense.

j	For the period December 1, 2005 (inception) through October 31, 2006.

k	Less than $0.01.
The accompanying notes are an integral part of the financial statements.

FIXED INCOME

Retirement Class

2006		2005		2004		2003[h]

$1.00		$1.00		$1.00		$1.00
.04	[d]	.02	[d]	—		—
—		—		—		—

.04		.02		—		—

(.04)		(.02)		—		—
—		—		—		—

(.04)		(.02)		—		—
N/A		N/A		N/A		N/A

1.00		1.00		1.00		1.00
$4,602		$3,896		$3,362		$—

4.34%[e]		2.29%[e]		.60%[e]		—%
.57	[d]	.60	[d]	.53	[d]	N/A	[i]
.12		.12		.17		N/A	[i]
.57	[d]	.60	[d]	.53	[d]	N/A	[i]
—		—		—		—
4.29	[d]	2.30	[d]	.74	[d]	N/A	[i]
N/A		N/A		N/A		N/A

FIXED INCOME

Harbor Funds
NOTES TO FINANCIAL STATEMENTS—October 31, 2006

(Currency in Thousands)
NOTE 1—ORGANIZATIONAL MATTERS
      Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-ended investment company, consisting of seven domestic equity series: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Company Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund; three international equity series: Harbor International Fund, Harbor International Growth Fund and Harbor Global Value Fund; and five fixed income series: Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds”), respectively.
      The Funds of the Trust may offer up to three classes of shares, designated as Institutional Class, Retirement Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.
NOTE 2—SIGNIFICANT ACCOUNTING POLICIES
      The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Security Valuation
      Equity securities (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded on the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.
      Except for Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than sixty days, are valued at prices furnished by a pricing service selected by Harbor Capital Advisors, Inc. (the “Adviser”). The pricing service determines valuations for institutional-size trading units of such debt securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than sixty days are stated at amortized cost which approximates value.
      When reliable market quotations are not readily available or when market quotations do not accurately reflect fair value, securities are priced at their fair value, calculated according to procedures adopted by the Board of Trustees, which may include utilizing an independent pricing service. A Fund may use fair-value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair-value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations or official closing prices for the same securities which means the Fund may value those securities higher or lower than another fund that uses market quotations or official closing prices.
      For the Funds which may invest primarily in international equity securities, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Funds’ net asset values are determined. As a result, many of the international and global Funds’ foreign equity securities may be valued at their fair value in accordance with the fair value pricing procedures on any given day in an accounting period.
      Securities of Harbor Money Market Fund are valued utilizing the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended, and the Fund’s Rule 2a-7 procedures.
Futures Contracts
      To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund (except Harbor Money Market Fund) may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor Large Cap Value Fund and Harbor High-Yield Bond Fund are not authorized to enter into currency futures contracts and options on such contracts. Harbor International Fund and Harbor International Growth Fund are not authorized to enter into futures contracts on currencies or engage in options transactions with respect to futures contracts for speculative purposes. Futures contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or hedge other Fund

Harbor Funds
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the official daily closing price of futures contracts set by the exchange for the purpose of settling margin accounts, which is referred to as the settlement price. See Portfolio of Investments for open futures contracts held as of October 31, 2006.
      A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Options
      Consistent with its investment policies, each Fund (excluding Harbor Money Market Fund) may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor Large Cap Value Fund and Harbor High-Yield Bond Fund are not authorized to engage in options transactions on currencies. Harbor International Fund and Harbor International Growth Fund are not authorized to engage in options transactions on currencies for speculative purposes. Harbor Bond Fund, Harbor Real Return Fund, and Harbor Short Duration Fund may use options on currencies for cross-hedging purposes. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.
      When a Fund purchases an option, the premium paid by the Fund is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the option’s current market value. Purchased options on equity securities are valued at the last sale price on the market on which they are principally traded. Purchased options on futures contracts are valued based on the settlement price for the underlying futures contract. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.
      When a Fund writes an option, the premium received by the Fund is presented in the Fund’s Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts are valued based on the settlement price for the underlying futures contract. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.
      The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms. See Note 3 for transactions in written options as of October 31, 2006.
Swap Agreements
      To the extent permitted under their respective investment policies, Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is a privately negotiated agreement between two parties to exchange cash flows at specified intervals (payment dates) during the agreed-upon life of the contract. The value of each swap is determined by the counterparty to the swap agreement using

Harbor Funds
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Funds may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Interest rate swaps are marked-to-market daily. Net market value is reported as an asset or a liability in the Statement of Assets and Liabilities. The cash paid or received on a swap is recognized as realized gains or losses when such a payment is paid or received.
      Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The maximum exposure to loss of the notional value of credit default swaps outstanding at October 31, 2006 for the Harbor Bond Fund is $40,713. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly. Credit default contracts outstanding at the period end, if any, are listed after the Fund’s portfolio. The cash paid or received on a credit default swap is recognized as realized gains or losses when such a payment is paid or received. Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations.
      Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.
Loan Participations and Assignments
      Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the year ended October 31, 2006 there were no unfunded loan commitments.
Inflation-Indexed Bonds
      Harbor Real Return Fund invests primarily in inflation-indexed bonds. Harbor Bond Fund and Harbor Short Duration Fund may also invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income, even though investors do not receive their principal until maturity.
Mortgage-Related and Other Asset-Backed Securities
      Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may invest in mortgage- or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and

Harbor Funds
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
U.S. Government Securities
      Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
TBA/When-Issued Purchase Commitments
      Each Fund may enter into TBA (to be announced) and when-issued purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price for a TBA has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The price of a when-issued security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated.
      The Fund holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. TBA and when-issued purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA and when-issued purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above.
      Although the Fund will generally enter into TBA and when-issued purchase commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Fund’s subadviser deems it appropriate to do so.
TBA Sale Commitments
      Each Fund may enter into TBA sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.
      Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date on which the commitment was entered.
Short Sales
      Each Fund, except Harbor International Fund, Harbor International Growth Fund and Harbor Money Market Fund, may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain in a segregated account or set aside in the Fund’s records cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.
Foreign Forward Currency Contracts
      Consistent with its investment policies, each Fund, except Harbor High-Yield Bond Fund and Harbor Money Market Fund, may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on

Harbor Funds
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by the Adviser. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.
Foreign Currency Translations
      The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.
      Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Repurchase Agreements
      Each Fund may enter into repurchase agreements with certain banks and broker dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Trust’s custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.
Borrowings
      Harbor Short Duration Fund may enter into reverse repurchase agreements with third party broker-dealers. The Fund may use reverse repurchase agreements to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high-grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of securities bought may decline below the repurchase price of securities sold. Activity in reverse repurchase agreements by the Harbor Short Duration Fund for the year ended October 31, 2006 is as follows:

			Maximum	Average Daily	Average Interest
	Balance at End	Average	Amount Outstanding	Amount Outstanding	Rate During
Category of Aggregate Short-Term Borrowings	of Period	Interest Rate	During the Year	During the Year	the Year

Reverse repurchase agreements with maturity dates of 11/01/2006	$0	N/A	$9,011	$604	4.76%
      Average debt outstanding and average interest rate during the period is calculated based on calendar days.
Securities Transactions
      Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.
Investment Income
      Dividends declared are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.
Distribution to Shareholders
      Distributions are recorded on the ex-dividend date.

Harbor Funds
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued
Expenses and Class Allocations
      Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.
      Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.
Federal Taxes
      Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.
New Accounting Policies
      On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not been determined.
      In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the Funds, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement on the Fund’s financial statements.
NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS
      Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2006 are as follows:

	Purchases		Sales

	U.S.		U.S.
	Government	Other	Government	Other

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$—	$6,595,645	$—	$5,905,965
Harbor Mid Cap Growth Fund	—	227,709	—	137,165
Harbor Small Cap Growth Fund	—	405,783	—	476,518
Harbor Small Company Growth Fund	—	12,607	—	3,498
Harbor Large Cap Value Fund	—	331,231	—	258,538
Harbor Mid Cap Value Fund	—	17,335	—	4,714
Harbor Small Cap Value Fund	8,951	692,716	—	550,114
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	—	4,098,915	—	1,582,500
Harbor International Growth Fund	—	583,441	—	272,931
Harbor Global Value Fund	—	13,024	—	520
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	—	28,087	—	29,992
Harbor Bond Fund	4,643,861	1,760,507	4,631,817	1,186,691
Harbor Real Return Fund	66,092	3,145	48,433	1,794
Harbor Short Duration Fund	43,584	36,199	17,117	30,099

Harbor Funds
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued
      The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.
Securities Lending
      Certain Funds may engage in securities lending. The loans are secured by collateral which is at least equal to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on each Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The market value of securities loaned, and related collateral for securities on loan, at October 31, 2006, by Fund, are as follows:

	Market Value of	Collateral for
Fund	Securities on Loan	Securities on Loan

Harbor Capital Appreciation Fund	$295,608	$302,434
Harbor Mid Cap Growth Fund	45,615	46,898
Harbor Large Cap Value Fund	19,956	20,794
Harbor Mid Cap Value Fund	8,526	8,763
Harbor Small Cap Value Fund	588,385	607,771
Written Options
      Transactions in written options for the year ended October 31, 2006 are summarized as follows:

	Options Written			Options Written

	Eurodollar Futures			U.S. Treasury Futures

	Number of	Aggregate		Number of	Aggregate
	Contracts	Face Value		Contracts	Face Value

Harbor Bond Fund
Options outstanding at beginning of year	814	E$	2,035	2,513	$2,513
Options opened	900		2,250	7,771	7,771
Options closed	(555)		(1,388)	(2,624)	(2,624)
Options expired				(6,051)	(6,051)

Open at 10/31/2006	1,159	E$	2,897	1,609	$1,609

	Options Written		Options Written

	Japanese Yen Futures		Pound Sterling Futures

	Number of	Aggregate	Number of	Aggregate
	Contracts	Face Value	Contracts	Face Value

Options outstanding at beginning of year	3	¥3,000	38,200,000	£38,200
Options opened	—	—	8,300,000	8,300
Options closed	—	—	—	—
Options expired	(3)	(3,000)	—	—

Open at 10/31/2006	—	¥—	46,500,000	£46,500

Harbor Funds
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

	Options Written		Options Written

	Swap Options - U.S.		Swap Options - Japanese Yen

	Number of	Aggregate	Number of	Aggregate
	Contracts	Face Value	Contracts	Face Value

Options outstanding at beginning of year	96,100,000	$44,386	1,500,000,000	¥15,000
Options opened	538,500,000	512,760	—	—
Options closed	(114,800,000)	(75,200)	—	—
Options expired	(28,700,000)	(5,831)	(1,500,000,000)	(15,000)

Open at 10/31/2006	491,100,000	$476,115	—	¥—

	Options Written		Options Written

	Euro Futures		Swap Options - Japanese Yen

	Number of	Aggregate	Number of	Aggregate
	Contracts	Face Value	Contracts	Face Value

Options outstanding at beginning of year	—	€—	—	$—
Options opened	41,000,000	41,000	10,300,000	10,300
Options closed	—	—	(900,000)	(900)
Options expired	—	—	(9,400,000)	(9,400)

Open at 10/31/2006	41,000,000	€41,000	—	$—

	Options Written

	Euro Futures

	Number of	Aggregate
	Contracts	Face Value

Options outstanding at beginning of year	—	$—
Options opened	746	1,865
Options closed	—	—
Options expired	—	—

Open at 10/31/2006	746	$1,865

	Options Written		Options Written

	Swap Options - U.S.		Swap Options - Japanese Yen

	Number of	Aggregate	Number of	Aggregate
	Contracts	Face Value	Contracts	Face Value

Harbor Real Return Fund
Options outstanding at beginning of year	—	$—	—	$—
Options opened	2,000,000	2,000	100,000	100
Options closed	—	—	(100,000)	(100)
Options expired	—	—	—	—

Open at 10/31/2006	2,000,000	$2,000	—	$—

€	Euro.

E$	Eurodollar.

¥	Japanese Yen.

£	British Pound.
NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser
      Harbor Capital Advisors, Inc. (“Harbor Capital”) is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund

Harbor Funds
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued
were in effect during the year ended October 31, 2006. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

		Voluntary
	Contractual Rate	Waiver	Actual Rate

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	0.60%	—%	0.60%
Harbor Mid Cap Growth Fund	0.75	0.04	0.71
Harbor Small Cap Growth Fund	0.75	—	0.75
Harbor Small Company Growth Fund	0.75	—	0.75
Harbor Large Cap Value Fund	0.60	—	0.60
Harbor Mid Cap Value Fund	0.75	0.31	0.44
Harbor Small Cap Value Fund	0.75	—	0.75
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	0.75%/0.65%[a]	—%	0.74%
Harbor International Growth Fund	0.75	—	0.75
Harbor Global Value Fund	0.85	—	0.85
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	0.60%	0.13%	0.47%
Harbor Bond Fund	0.50	0.02	0.48
Harbor Real Return Fund	0.50	0.02	0.48
Harbor Short Duration Fund	0.30	0.10	0.20
Harbor Money Market Fund	0.30	0.12	0.18

a	Effective March 1, 2006 the contractual rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion. For the period January 1, 2006 through February 28, 2006 the Adviser voluntarily agreed to a breakpoint of 0.65% on assets in excess of $12 billion.
      Harbor Capital has from time to time voluntarily agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Small Company Growth Fund limiting the total expenses to 0.95%, 1.20%, and 1.38% for the Institutional Class, Retirement Class, and Investor Class, respectively. Harbor Small Company Growth Fund’s contractual expense limitation is effective through February 28, 2007. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Global Value Fund limiting the total expenses to 1.00%, 1.25%, and 1.38% for the Institutional Class, Retirement Class, and Investor Class, respectively. Harbor Global Value Fund’s contractual expense limitation is effective through August 6, 2007.
Distributor
      Harbor Funds Distributors, Inc., a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Effective November 1, 2002, the Trust adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund’s Retirement Class shares and Investor Class shares (collectively, the “12b-1 Plans”). Each Fund, pursuant to the 12b-1 Plans, pays Harbor Funds Distributors compensation at the annual rate of 0.25% of the average daily net assets of Retirement Class shares and of the Investor Class shares. The 12b-1 Plans compensate Harbor Funds Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Retirement and Investor Class shares of the Funds or for servicing of shareholder accounts in the Retirement and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.
      Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by Harbor Funds Distributors on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses Harbor Funds Distributors may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if Harbor Funds Distributors actual expenses exceed the fee payable to Harbor Funds Distributors at any given time, the Funds will not be obligated to pay

Harbor Funds
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued
more than that fee. If Harbor Funds Distributors’ expenses are less than the fee it receives, Harbor Funds Distributors will retain the full amount of the fee.
      The fees allocated to each Fund’s respective class are shown on the accompanying Statement of Operations.
Shareholders
      On October 31, 2006, Harbor Capital, Harbor Funds Distributors and Harbor Services Group, Inc. held the following shares of beneficial interest in the Funds:

Harbor Capital Advisors, Inc.,
Harbor Funds Distributors, Inc.,
and Harbor Services Group, Inc.

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	16
Harbor Mid Cap Growth Fund	36
Harbor Small Cap Growth Fund	19
Harbor Small Company Growth Fund	300,020
Harbor Large Cap Value Fund	13
Harbor Mid Cap Value Fund	226,010
Harbor Small Cap Value Fund	11
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	10
Harbor International Growth Fund	23
Harbor Global Value Fund	300,013
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	60,688
Harbor Bond Fund	108,886
Harbor Real Return Fund	310,348
Harbor Short Duration Fund	57,149
Harbor Money Market Fund	55,259,579
Transfer Agent
      Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.
Independent Trustees
      The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Funds totaled $367,500 for the year ended October 31, 2006.
Custodian
      Payments to the custodian have been reduced by credit balance arrangements applied to each portfolio. Such reductions are reflected on each Fund’s Statement of Operations for the year ended October 31, 2006. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets utilized in connection with credit balance arrangements, if any, in an income-producing asset.
Redemption Fee
      A 2% redemption fee is charged on shares of the Harbor International Fund, Harbor International Growth Fund and Harbor Global Value Fund that are redeemed within 60 days from their date of purchase. A 1% redemption fee is charged on shares of the

Harbor Funds
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued
Harbor High-Yield Bond Fund that are redeemed within nine months from their date of purchase. All redemption fees are recorded by the Funds as paid-in capital. For the year ended October 31, 2006 the redemption fee proceeds are as follows:

Fund	Amount

Harbor International Fund	$424
Harbor International Growth Fund	24
Harbor Global Value Fund	1
Harbor High-Yield Bond Fund	3
NOTE 5—TAX INFORMATION
      The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The calculation of net investment income or loss per share in the Financial Highlights include the following amounts reclassified for the year ended October 31, 2006:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid-In Capital

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$(1,305)	$1,305	$—
Harbor Mid Cap Growth Fund	358	(139)	(219)
Harbor Small Cap Growth Fund	2,906	47	(2,953)
Harbor Small Company Growth Fund	22	—	(22)
Harbor Large Cap Value Fund	(55)	(62)	117
Harbor Mid Cap Value Fund	(34)	(71)	105
Harbor Small Cap Value Fund	(865)	(3,362)	4,227
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	(16,906)	(15,409)	32,315
Harbor International Growth Fund	(622)	593	29
Harbor Global Value Fund	1	(2)	1
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	(70)	(7)	77
Harbor Bond Fund	5,140	(5,350)	210
Harbor Real Return Fund	14	(15)	1
Harbor Short Duration Fund	(271)	2,494	(2,223)
Harbor Money Market Fund	—	—	—

Harbor Funds
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 5—TAX INFORMATION—Continued
      The tax composition of distributions are as follows:

	As of October 31, 2006				As of October 31, 2005

		Long-Term	Tax			Long-Term
	Ordinary	Capital	Return of		Ordinary	Capital
	Income	Gains	Capital	Total	Income	Gains	Total

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$7,307	$—	$—	$7,307	$26,538	$—	$26,538
Harbor Mid Cap Growth Fund	—	7,017	—	7,017	—	—	—
Harbor Small Cap Growth Fund	—	57,181	—	57,181	—	48,768	48,768
Harbor Small Company Growth Fund	—	—	—	—	N/A	N/A	N/A
Harbor Large Cap Value Fund	8,419	—	—	8,419	4,344	—	4,344
Harbor Mid Cap Value Fund	404	238	—	642	50	1,067	1,117
Harbor Small Cap Value Fund	5,131	26,999	—	32,130	—	3,148	3,148
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	235,455	280,853	—	516,308	112,039	29,684	141,723
Harbor International Growth Fund	556	—	—	556	1,117	—	1,117
Harbor Global Value Fund	—	—	—	—	N/A	N/A	N/A
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	2,372	112	—	2,484	4,776	626	5,402
Harbor Bond Fund	70,407	2,543	—	72,950	89,945	25,352	115,297
Harbor Real Return Fund	336	—	—	336	N/A	N/A	N/A
Harbor Short Duration Fund	3,141	—	(215)	2,926	3,114	—	3,114
Harbor Money Market Fund	6,925	—	—	6,925	3,071	—	3,071
      As of October 31, 2006, the components of distributable earnings on a tax basis are as follows:

	Undistributed	Undistributed	Unrealized
	Ordinary	Long-Term	Appreciation/
	Income	Capital Gains	(Depreciation)

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$16,960	$—	$1,482,064
Harbor Mid Cap Growth Fund	—	772	12,225
Harbor Small Cap Growth Fund	—	63,843	138,505
Harbor Small Company Growth Fund	—	—	428
Harbor Large Cap Value Fund	2,867	13,030	151,945
Harbor Mid Cap Value Fund	336	835	3,487
Harbor Small Cap Value Fund	1,557	47,315	307,658
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	413,338	537,249	6,977,766
Harbor International Growth Fund	1,474	—	49,643
Harbor Global Value Fund	96	—	558
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	96	219	502
Harbor Bond Fund	33,057	—	(3,796)
Harbor Real Return Fund	117	—	(265)
Harbor Short Duration Fund	—	—	(1,406)
Harbor Money Market Fund	49	—	—

Harbor Funds
NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in Thousands)
NOTE 5—TAX INFORMATION—Continued
      At October 31, 2006, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards to Expire In:

	2007	2008	2009	2010	2011	2012	2013	2014	Total

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$—	$—	$357,201	$1,302,009	$393,182	$—	$—	$—	$2,052,392
Harbor Small Cap Growth Fund*	—	—	—	12,571	—	—	—	—	12,571
Harbor Small Company Growth Fund	—	—	—	—	—	—	—	152	152
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund*	—	—	—	7,891	—	—	—	—	7,891
Harbor International Growth Fund	—	—	288,986	182,988	—	—	—	—	471,974
HARBOR FIXED INCOME FUNDS
Harbor Bond Fund	—	—	—	—	—	—	—	10,002	10,002
Harbor Short Duration Fund	1,654	—	—	—	655	1,512	1,359	153	5,333
Harbor Money Market Fund	—	—	—	—	—	—	9	—	9

*	As a result of the tax-free transfer of assets from the acquired fund, certain capital loss carryforwards listed above may be limited.
      The Identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2006 are as follows:

		Gross Unrealized		Net Unrealized
				Appreciation/
	Identified Cost	Appreciation	(Depreciation)	(Depreciation)

HARBOR DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	$7,389,348	$1,591,449	$(109,372)	$1,482,077
Harbor Mid Cap Growth Fund	201,510	14,222	(1,997)	12,225
Harbor Small Cap Growth Fund	594,435	158,254	(19,750)	138,504
Harbor Small Company Growth Fund	9,508	705	(277)	428
Harbor Large Cap Value Fund	761,750	156,561	(4,616)	151,945
Harbor Mid Cap Value Fund	40,211	4,194	(707)	3,487
Harbor Small Cap Value Fund	2,430,974	407,963	(100,305)	307,658
HARBOR INTERNATIONAL EQUITY FUNDS
Harbor International Fund	10,226,448	6,635,684	(32,236)	6,603,448
Harbor International Growth Fund	508,105	53,723	(4,097)	49,626
Harbor Global Value Fund	14,245	736	(178)	558
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	32,635	724	(222)	502
Harbor Bond Fund	2,476,585	14,592	(15,219)	(627)
Harbor Real Return Fund	22,958	44	(302)	(258)
Harbor Short Duration Fund	80,104	426	(1,724)	(1,298)

Report of Ernst & Young LLP
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Harbor Funds
We have audited the accompanying statements of assets and liabilities of Harbor Funds (the “Trust”) (portfolios comprising of, respectively, Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Company Growth Fund (Small Company Growth), Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund, Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund (Global Value), Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund (Real Return), Harbor Short Duration Fund, and Harbor Money Market Fund), including the portfolio of investments, as of October 31, 2006, and the related statements of operations for the year then ended (period then ended for Small Company Growth, Global Value and Real Return), the statements of changes in net assets for each of the two years in the period then ended (period then ended for Small Company Growth, Global Value and Real Return), and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Harbor Funds at October 31, 2006, the results of their operations for the year then ended (period then ended for Small Company Growth, Global Value and Real Return), the changes in their net assets for each of the two years in the period then ended (period then ended for Small Company Growth, Global Value and Real Return), and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 14, 2006

Harbor Funds
ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION
      Harbor Capital Appreciation Fund, Harbor Large Cap Value Fund and Harbor Small Cap Value Fund designate 100% and Harbor Mid Cap Value designates 52% of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.
      Pursuant to Section 852 of the Internal Revenue Code, Harbor Mid Cap Growth Fund designated $7,159, Harbor Small Cap Growth Fund designates $57,182, Harbor Large Cap Value Fund designates $68, Harbor Mid Cap Value Fund designates $309, Harbor Small Cap Value Fund designates $31,026, Harbor International Fund designates $298,636, Harbor High-Yield Bond Fund designates $119 and Harbor Bond Fund designates $2,543 as capital gain dividends for its year ended October 31, 2006.
      For the fiscal year ended October 31, 2006, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2006, complete information will be reported in conjunction with Form 1099-DIV.
      Harbor International Fund, Harbor International Growth Fund, and Harbor Global Value Fund designate $29,997, $255, and $2, respectively, as foreign taxes paid, and $355,785, $4,209, and $47, respectively, as foreign source income earned for Federal income tax purposes.
      The Form 1099-DIV a shareholder will receive in January, 2007 for each of the Funds will show the tax status of all distributions paid to an account in calendar year 2006.
PROXY VOTING
      The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, and (ii) on the SEC’s web site at www.sec.gov.
QUARTERLY PORTFOLIO DISCLOSURES
      The Funds each file a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 1-800-SEC-0330.
FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF CERTAIN FUNDS
      The Investment Company Act of 1940 requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by Harbor Funds’ Board of Trustees, including a majority of the Independent Trustees voting separately.
     At an in-person meeting held on May 21, 22 and 23, 2006, the Board of Trustees considered and approved for the first time an Investment Advisory Agreement with Harbor Capital Advisors, Inc. (the “Adviser”) and a Subadvisory Agreement with Pzena Investment Management LLC (“Pzena”) on behalf of Harbor Global Value Fund, a new series of Harbor Funds. At an in-person meeting held on August 23 and 24, 2006, the Board of Trustees considered and approved the continuation of each Investment Advisory and Subadvisory Agreement with respect to the Harbor Mid Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor International Growth Fund, Harbor Short Duration Fund and Harbor Money Market Fund1 as well as the approval of a new subadvisory agreement for both Harbor Short Duration Fund and Harbor Money Market Fund to take effect upon consummation of a transaction

1	A discussion of the Board of Trustees’ most recent deliberations concerning the Investment Advisory and Subadvisory Agreements of the other Harbor Funds covered by this report except Harbor Real Return Fund (which deliberations occurred at meetings held in November 2005 and February 2006) is contained in Harbor Funds’ report to shareholders for the semi-annual period ended April 30, 2006. The Board of Trustees’ most recent deliberations concerning the Investment Advisory and Subadvisory Agreements for Harbor Real Return Fund occurred at meetings held in August 2005 and is contained in the Statement of Additional Information for this Fund dated December 1, 2005.

Harbor Funds
ADDITIONAL INFORMATION—Continued

involving its parent company which is expected to result in a change of control of Fischer Francis Trees and Watts, Inc. (“Fischer Francis”) and thus the automatic termination of the existing subadvisory agreements.
      In evaluating the Investment Advisory and Subadvisory Agreements, the Trustees reviewed materials furnished by the Adviser and the subadviser to each Fund (each existing subadviser, or in the case of Harbor Global Value Fund, the proposed subadviser, a “Subadviser”), including information about their respective affiliates, personnel, and operations and relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other communications throughout the year. At the May 21-23, 2006 and August 23-24, 2006 meetings, which had been called for the purpose of considering approval of the relevant Investment Advisory and Subadvisory Agreements and at other meetings during the course of the year, the Trustees, including the Independent Trustees, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and each Subadviser. The Trustees also discussed with representatives of the Adviser, at that meeting and at others during the course of the year, Harbor Funds’ operations and the Adviser’s ability, consistent with the “manager of managers” structure of Harbor Funds, to (i) identify and recommend to the Trustees a subadviser for each Harbor fund, (ii) monitor and oversee the performance and investment capabilities of each subadviser, and (iii) recommend the replacement of a subadviser where appropriate.
      At their May 21-23, 2006 meeting, the Trustees, including all of the Independent Trustees voting separately, determined with respect to Harbor Global Value Fund that the terms of the proposed new Investment Advisory Agreement and Subadvisory Agreement were fair and reasonable and approved the agreements for an initial two-year period as being in the best interests of Harbor Global Value Fund and its future shareholders. At their August 23-24, 2006 meeting, the Trustees, including all of the Independent Trustees voting separately, determined that the terms of each Investment Advisory and Subadvisory Agreement with respect to the Harbor Mid Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor International Growth Fund, Harbor Short Duration Fund and Harbor Money Market Fund were fair and reasonable and approved the continuation for a one-year period of each such Investment Advisory and Subadvisory Agreement as being in the best interests of the respective Fund and its shareholders. In addition, at their August 23-24, 2006 meeting, the Trustees including all of the Independent Trustees voting separately, determined that the terms of each proposed new Subadvisory Agreement with respect to Harbor Short Duration Fund and Harbor Money Market Fund (to take effect upon the change of control transaction noted above) were fair and reasonable and approved the agreements for an initial two-year period as being in the best interests of the respective Fund and its shareholders.
      In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser or any Subadviser present and were represented throughout the process by legal counsel to the Independent Trustees and the Funds.
      In considering the approval of each Fund’s Investment Advisory and Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.
      Among the factors considered by the Trustees in approving the Advisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Adviser (or with respect to Harbor Global Value Fund, the services proposed to be provided), including the background, education, expertise and experience of the investment professionals of the Adviser;

•	the investment performance of each Fund as compared to certain relevant securities indices, and in the case of Harbor Global Value Fund, certain historical composite performance results of Pzena in the same strategy, adjusted to reflect the proposed fund’s Institutional Class expense ratio, as compared to the MSCI World Index;

•	the fees charged by the Adviser for investment advisory services (or with respect to Harbor Global Value Fund, the fees proposed to be charged under the new Investment Advisory Agreement), including in each case specifically the portion of the fee to be retained by the Adviser, after payment of the Subadviser’s fee, for the subadviser oversight, administration and “manager of managers” services the Adviser provides or would provide;

•	information contained in materials provided by the Adviser and compiled by Lipper, Inc. (“Lipper”) as to the investment returns, advisory fees and total expense ratios of the Institutional Class of each Fund relative to those of other investment companies with similar objectives and strategies managed by other investment advisers, consisting of both a peer group of funds as well as a broader universe of funds compiled by Lipper (in the case of Harbor Global Value Fund, the investment return data consisted of net hypothetical returns of Pzena’s historical composite record in the same strategy, adjusted to reflect the proposed fund’s Institutional Class expense ratio, compiled by the Adviser as opposed to Lipper);

•	information contained in materials regarding the total expense ratios of the Retirement and Investor Classes of each Fund offering such classes, including, where available, information obtained from Morningstar Inc. (“Morningstar”) regarding the total expense

Harbor Funds
ADDITIONAL INFORMATION—Continued

ratios of the Retirement Class relative to the Morningstar peer group of similar investment companies and other information regarding the total expense ratios of the Investor Class relative to a peer group of investment companies offered through similar intermediary channels;

•	the compensation received (or to be received) by Harbor Services Group, Inc. (“Harbor Services Group”), the Funds’ transfer agent, and Harbor Funds Distributors, Inc. (“Harbor Funds Distributors”), the Funds’ principal underwriter, in consideration of the services each provides (or will provide) to the Funds, and any other benefits that inure to the Adviser and its affiliates as a result of their relationship with the Funds;

•	the profitability of the Adviser with respect to each Fund (or in the case of the Harbor Global Value Fund, the anticipated profitability of the Adviser with respect to that Fund), including the effects of revenues of Harbor Services Group and Harbor Funds Distributors on such profitability; and

•	the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee reflects any such economies of scale for the benefit of Fund investors.
      Among the factors considered by the Trustees in approving the Subadvisory Agreements were the following:

•	the nature, extent, and quality of the services provided by the Subadvisers (or in the case of Pzena with respect to Harbor Global Value Fund, the services proposed to be provided), including the background, education, expertise and experience of the investment professionals of each Subadviser who provides investment management services to the Funds;

•	the fees charged by each Subadviser for subadvisory services (or in the case of Pzena with respect to Harbor Global Value Fund, the fees proposed to be charged under the new subadvisory agreement), which fees are paid by the Adviser, not by the Funds; and

•	information contained in materials provided by the Adviser and compiled by Lipper comparing the investment performance returns of each Subadviser with those of investment companies with similar objectives and strategies managed by other investment advisers, consisting of peer fund groupings compiled by Lipper (in the case of Harbor Global Value Fund, the investment return data consisted of net hypothetical returns of Pzena’s historical composite record in the same strategy, adjusted to reflect the proposed fund’s Institutional Class expense ratio, compiled by the Adviser as opposed to Lipper).
Nature, Scope and Extent of Services
      The Trustees separately considered the nature, scope and extent of the services provided (or in the case of Harbor Global Value Fund, to be provided) by the Adviser and each Subadviser. In their deliberations as to the approval of each Fund’s Investment Advisory and Subadvisory Agreement, the Trustees were mindful of the fact that, by choosing to invest in a Fund, the shareholders had entrusted the Adviser with the responsibility, subject to the approval of the Trustees, for selecting each Fund’s Subadviser, overseeing and monitoring that Subadviser’s performance and replacing the Subadviser if necessary. The Trustees also considered as relevant to their determination the favorable history, reputation, qualifications and background of the Adviser and each Subadviser, as well as the qualifications of their respective personnel.
      The Adviser’s Services. The Board evaluated the nature, scope and extent of the Adviser’s services in light of the Board’s extensive experience with the Adviser, as well as materials provided by the Adviser concerning the financial and other resources devoted by the Adviser to Harbor Funds, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to Harbor Funds operations. The Trustees noted that the Adviser had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors, and selecting subadvisers to manage such funds. The Trustees determined that the Adviser had the expertise and resources to identify, select, oversee and monitor each Subadviser and to operate effectively as the “manager of managers” for the Funds.
      The Subadvisers’ Services. The Trustees’ consideration of the services provided by the Subadvisers included a review of each Subadviser’s portfolio managers, investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers and other sources. In their deliberations, with respect to the Harbor Mid Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor International Growth Fund, Harbor Short Duration Fund and Harbor Money Market Fund, the Trustees considered the history of Harbor Funds’ relationship with each Subadviser and Harbor Funds’ experience with each Subadviser in this capacity.
      In the case of Harbor Global Value Fund, the Trustees considered that the Adviser had recommended Pzena and that the Adviser had conducted an extensive search for a global value investment adviser, which indicated that Pzena had the expertise and resources to add

Harbor Funds
ADDITIONAL INFORMATION—Continued

value for that Fund’s shareholders. Specifically, the Trustees received a presentation by the Adviser concerning its search and the finalists resulting from that search and the rationale for the Adviser’s recommendation of Pzena. The Trustees considered Pzena’s track record in managing a similar global value strategy and, while noting that this global value track record was rather short, consisting of only two years, it was favorable relative to the firm’s peers for these periods.
      The Trustees also considered each Subadviser’s breadth and depth of experience and investment results in managing other accounts similar to the respective Fund. The Trustees received a presentation by investment professionals of each existing Subadviser who are involved in the management of the respective Fund and a presentation by investment professionals of Pzena with respect to the proposed Harbor Global Value Fund. They reviewed information concerning each Subadviser’s historical investment results in managing accounts using similar strategy, including, where applicable, other mutual funds using a substantially identical strategy.
Investment Performance, Advisory Fees and Expense Ratios
      In considering each Fund’s performance, advisory fees and expense ratio, the Trustees requested and received from the Adviser data compiled by Lipper. The Trustees had previously received at a meeting earlier in the year a presentation by a representative of Lipper explaining how information was compiled by Lipper and what each comparison was intended to demonstrate.
      Harbor Global Value Fund. In consideration of Harbor Global Value Fund (inception date August 7, 2006), the Trustees reviewed information concerning Pzena’s historical investment results, adjusted to reflect Harbor Global Value Fund’s actual expenses, in managing accounts using a similar strategy relative to the returns of the MSCI World Index. The Trustees noted that, at the proposed Fund’s Institutional Class actual expense ratio, and using Pzena’s historical composite performance record in the same strategy, the net hypothetical return of this Fund would have ranked in the first quintile in relation to its peer group and universe medians for the one-year and two-year periods ended December 31, 2005. The Trustees also considered this hypothetical performance compared to the benchmark, which showed over performance for the one-year and two-year periods ended December 31, 2005. The Trustees also observed that although the proposed contractual management fees would be higher than the peer group median, the Institutional Class actual total expense ratio would be below the peer group median expense ratio. The Trustees considered this information and the information provided in a separate presentation by management and Pzena concerning the proposed Harbor Global Value Fund, including a review of Pzena’s investment philosophy, style and processes and record of consistency therewith, the volatility of its results, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers and other sources. They observed that Pzena has an adequate staff of investment professionals committed to its business, including portfolio managers, analysts, traders and legal and compliance personnel.
      Harbor Mid Cap Growth Fund. In consideration of Harbor Mid Cap Growth Fund (inception date November 1, 2000) the Trustees discussed the Harbor Mid Cap Growth Fund, noting that it had out performed in relation to its relevant universe medians for the year-to-date, one-year, three-year periods ended June 30, 2006 and underperformed such median for the five-year period ended June 30, 2006, each according to the Lipper report. In comparison to its universe of other mid cap growth funds as identified by Morningstar, the Trustees considered the fact that the Harbor Mid Cap Growth Fund had ranked in the third and fourth quartiles on a three-year rolling return five out of eleven times for quarters ending December 31, 2003 to June 30, 2006. In comparison to the Russell Midcap® Growth Index benchmark, the Trustees considered the fact that the Harbor Mid Cap Growth Fund had outperformed its benchmark for the quarter, year-to-date, one year, and three year periods and underperformed its benchmark in the five-year and since inception periods ended June 30, 2006. The Trustees acknowledged that most of the underperformance for the five-year period ended June 30, 2006 was generated prior to the appointment of Wellington Management Company, LLP (“Wellington”) as subadviser to Harbor Mid Cap Growth Fund on September 20, 2005. The Trustees noted that the Fund was in the first quartile ranking for the one-year rolling return ended June 30, 2006 according to Morningstar.
      The Trustees discussed the expertise of Wellington in managing assets generally and in the mid cap growth asset class specifically, noting that the portfolio managers responsible for the Mid Cap Growth Fund managed approximately $1.4 billion in assets in this asset class out of a firm wide total of approximately $526 billion. The Trustees also noted the significant experience of the lead portfolio manager in this asset class.
      The Trustees noted that a comparison of contractual management fees at the common asset level showed that the Fund’s fee was below the universe median and that its Institutional Class actual total expense ratio was below the universe median expense ratio. The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar average for the Fund’s peer group and that the Investor Class expense ratio was below the average for a peer group of funds offered through similar intermediary channels. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses to improve performance for the Fund’s shareholders and acknowledged that the fee waivers and reimbursements could be discontinued at any time.

Harbor Funds
ADDITIONAL INFORMATION—Continued

      Harbor Large Cap Value Fund. In consideration of Harbor Large Cap Value Fund (inception date December 29, 1987), the Trustees discussed the Harbor Large Cap Value Fund, noting its underperformance in relation to its universe medians for the year-to-date, one-year, three-year, and five-year periods ended June 30, 2006. The Trustees also considered the Fund’s longer-term record, noting that the Fund had underperformed its benchmark, the Russell 1000® Value Index, for the quarter, year-to-date, one-year, three-year, five-year, ten-year and since inception periods ended June 30, 2006. The Trustees acknowledged that the underperformance for the ten-year period ended June 30, 2006 and since inception period should not be attributed entirely to Armstrong Shaw Associates, Inc. (“Armstrong Shaw”) which had been appointed as subadviser to Harbor Large Cap Value Fund on September 20, 2001. The Trustees noted that the Fund ranked in the second quartile the majority of the time on a five-year rolling return and on a three-year rolling return since June of 2001 according to Morningstar data.
      The Trustees discussed the expertise of Armstrong Shaw Associates in managing assets, noting that Armstrong Shaw manages assets only in the large cap value asset class, which constitute approximately $9 billion in assets under management for the firm. The Trustees also discussed the significant experience of the portfolio manager, noting that he was one of the founding members of the firm.
      The Trustees expressed concern regarding the underperformance of the Fund relative to the benchmark and its peer group and discussed measures to seek to improve the Fund’s performance. The Trustees also discussed the particular investment style of Armstrong Shaw, the subadviser to the Harbor Large Cap Value Fund, noting that other investment managers with similar investment styles had also underperformed over similar time periods. The Trustees considered the extent to which the underperformance was attributable to an out of favor investment style that may return to favor as the markets rotate. The Trustees also considered the stronger long-term record of Armstrong Shaw in managing similar accounts, although noting that most of that record was generated prior to Armstrong Shaw’s appointment as subadviser to the Fund.
      The Trustees noted that a comparison of contractual management fees at a common asset level showed the Fund’s fee was slightly below the universe median and its Institutional Class actual total expense ratio was below the universe median expense ratio. The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar average for the Fund’s peer group and that the Investor Class expense ratio was below the average for a peer group of funds offered through similar intermediary channels.
      Harbor Mid Cap Value Fund. In consideration of Harbor Mid Cap Value Fund (inception date March 1, 2002), the Trustees discussed the Harbor Mid Cap Value Fund, noting it out performed in relation to its universe median for the year-to-date and one-year period and underperformed for the three-year and since inception periods, each ended June 30, 2006. The Trustees considered the fact that the Harbor Mid Cap Value Fund underperformed the Russell Midcap® Value Index for the one-year, three-year and since inception periods ended June 30, 2006. The Trustees acknowledged that most of the unfavorable record was generated prior to the change in subadvisers for Harbor Mid Cap Value Fund on September 30, 2004, and noted that the record had improved under LSV Asset Management (“LSV”).
      The Trustees discussed the expertise of LSV in managing assets generally and in the mid cap value asset class specifically, noting that LSV managed approximately $2.2 billion in assets in this asset class out of a firm wide total of approximately $60.5 billion. The Trustees also considered that LSV applies a similar quantitative approach to managing assets in the mid cap value asset class as it does for its other value products, and that the long-term performance generated by LSV across its various value products has been strong.
      The Trustees noted that a comparison of contractual management fees at a common asset level showed the Fund’s fee was below the universe median and its Institutional Class actual total expense ratio was below the universe median expense ratio. The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar average for the Fund’s peer group and that the Investor Class expense ratio was above the average for a peer group of funds offered through similar intermediary channels. It was noted that the Fund’s smaller size had an effect on that expense ratio. The Trustees also considered the extent to which the Adviser was waiving its fees and/or reimbursing the Fund’s expenses to improve net performance for the Fund’s shareholders and acknowledged that the fee waivers and reimbursements could be discontinued at any time.
      Harbor International Growth Fund. In consideration of Harbor International Growth Fund (inception date November 1, 1993), the Trustees discussed the Harbor International Growth Fund, noting that it had out performed in relation to its universe median for the one-year period and underperformed for the year-to-date, three-year, and five-year periods ended June 30, 2006. The Trustees considered the Fund’s longer-term record and noted that the Fund had outperformed its benchmark, the MSCI EAFE® Growth Index, for the one-year and three-year periods but underperformed its benchmark for the year-to-date, five-year, and ten-year periods ended June 30, 2006. The Trustees acknowledged that most of the unfavorable record was generated prior to the appointment of Marsico Capital Management,

Harbor Funds
ADDITIONAL INFORMATION—Continued

LLC (“Marsico”) as subadviser to Harbor International Growth Fund on March 1, 2004. The Trustees noted that the fund was in the first quartile ranking for the one-year rolling return ended June 30, 2006 according to Morningstar and in the third and fourth quartile ranking for the three and five-year rolling periods ended June 30, 2006, respectively, demonstrating a trend of improvement.
      The Trustees discussed the expertise of Marsico in managing assets generally and in the international growth asset class specifically, noting that Marsico managed approximately $7.2 billion in assets in this asset class out of a firm wide total of approximately $70.7 billion. The Trustees also noted the significant experience of the portfolio manager in this asset class.
      The Trustees noted that a comparison of contractual management fees at a common asset level showed the Fund’s fee was below the universe median and its Institutional Class actual total expense ratio was below the universe median expense ratio. The Trustees also reviewed comparative expense ratio information for the Retirement and Investor Classes, noting that the expense ratio for the Retirement Class was below the Morningstar average for the Fund’s peer group and that the Investor Class expense ratio was below the average for a peer group of funds offered through similar intermediary channels.
      Harbor Short Duration Fund. In consideration of Harbor Short Duration Fund (inception date January 1, 1992), the Trustees discussed the Harbor Short Duration Fund, noting its out performance in relation to its universe median for the five-year period, its underperformance for the year-to-date, and the fact that its performance was approximately equal to the that of the universe median for the one-year, and three-year periods, each ended June 30, 2006. They noted that the Fund had ranked in the first quartile of its universe for the one-year and three-year rolling return for the periods ended June 30, 2006 and in the third quartile for the five-year rolling period ended June 30, 2006. The Trustees also considered the Fund’s favorable longer-term record, noting that the Fund had outperformed its benchmark during the period, the Citigroup 1-Year Treasury Index, for the one-year, three-year, five-year and ten-year periods ended June 30, 2006.
      The Trustees discussed the expertise of Fischer Francis in managing assets generally and in the short duration fixed income asset class specifically, noting that Fischer Francis managed approximately $2.2 billion in assets in this asset class out of a firm wide total of approximately $39.4 billion. The Trustees also noted the experience of the portfolio manager in this asset class both with Fisher Francis and at prior advisory firms.
      A comparison of contractual management fees at a common asset level showed the Fund’s fee was below the universe median, that its Institutional Class actual total expense ratio was below the universe median expense ratio. The Trustees also reviewed comparative expense ratio information for the Retirement Class, noting that the expense ratio for the Retirement Class was below the Morningstar average for the Fund’s peer group. The Trustees also considered the extent to which the Adviser was waiving a portion of its management fee to improve net performance for the Fund’s shareholders and acknowledged that the fee waiver could be discontinued at any time.
      In separately considering the proposed new subadvisory agreement to take effect upon the previously referenced change of control transaction affecting the parent company of Fischer Francis, the Trustees considered the fact that the agreement was substantially identical in all material respects to that then in effect. They also noted that Fischer Francis had informed the Adviser that it did not expect the transaction to result in the diminution of the advisory services currently provided by Fischer Francis and would not affect the roles or resources of the investment team members responsible for managing the Harbor Short Duration Fund.
      Harbor Money Market Fund. In consideration of Harbor Money Market Fund (inception date December 29, 1987), the Trustees discussed the Harbor Money Market Fund, noting its out performance in relation to its universe medians, for the year-to-date, one-year, three-year, and five-year periods ended June 30, 2006. The Trustees also considered the Fund’s longer-term record, noting that the Fund had underperformed its current benchmark, the Merrill Lynch 3-Month U.S. T-Bill Index, for the one-year, three-year, five-year, and since inception periods ended June 30, 2006. Discussion was held concerning the fact that the Fund does not have the size of many of its Lipper peers, which include very large institutional oriented money market funds. In general, the Fund’s performance was considered acceptable.
      The Trustees discussed the expertise of Fischer Francis in managing assets generally and in the money market investment asset class specifically, noting that Fischer Francis managed approximately $3.7 billion in assets in this asset class out of a firm wide total of approximately $39.4 billion. The Trustees also noted the experience of the portfolio manager in this asset class both with Fisher Francis and at prior advisory firms.
      The Trustees considered that a comparison of contractual management fee data showed that the Fund’s contractual advisory fee was below the universe median contractual advisory fee and that its Institutional Class actual total expense ratio was below the universe median expense ratio. The Trustees also reviewed the expense ratio for the Retirement Class and considered it to be competitive. The Trustees also considered the extent to which the Adviser was waiving a portion of its management fee to improve net performance for the Fund’s shareholders and acknowledged that the fee waiver could be discontinued at any time.

Harbor Funds
ADDITIONAL INFORMATION—Continued

      In separately considering the proposed new subadvisory agreement to take effect upon the previously referenced change of control transaction affecting the parent company of Fischer Francis, the Trustees considered the fact that the agreement was substantially identical in all material respects to that then in effect. They also noted that Fischer Francis had informed the Adviser that it did not expect the transaction to result in the diminution of the advisory services currently provided by Fischer Francis and would not affect the roles or resources of the investment team members responsible for managing the Harbor Money Market Fund.
* * *
      The Trustees also separately considered the allocation between the Adviser and each Subadviser of the relevant Fund’s investment advisory fee (i.e. the amount of the advisory fee retained by the Adviser relative to that paid to the relevant Subadviser as a subadvisory fee). They determined in each case that the allocation was reasonable and the product of arm’s length negotiation between the Adviser and Subadviser.
Profitability
      The Trustees also considered the Adviser’s profitability in managing each of the Funds as presented by the Adviser, and the allocation methodology used by the Adviser to compute such profitability. The Trustees acknowledged that a reasonable level of profitability was important to provide suitable incentives to the Adviser to continue to attract and maintain high quality personnel and to invest in infrastructure and other resources to support and enhance the Funds’ operations. In considering the Adviser’s profitability generally, the Trustees also reviewed the compensation received by Harbor Services Group and Harbor Funds Distributors in consideration of the transfer agency and distribution services, respectively, that they provided to Harbor Funds, and any other benefits enjoyed by the Adviser and its affiliates as a result of their relationship with Harbor Funds. The Trustees also noted that the Adviser operated certain Funds at a loss (and, in several cases, reduced or waived a portion of its advisory fee while paying the relevant Subadviser its fee and/or paid or reimbursed fund expenses).
      In the case of the Harbor Global Value Fund, the Trustees were advised by the Adviser that the Adviser would likewise reduce or waive its fee payable by Harbor Global Value Fund, and would reimburse Fund expenses pursuant to a contractual expense limitation agreement in effect until at least August 6, 2007. The Adviser informed the Trustees that the Adviser therefore expected to incur losses in managing the Harbor Global Value Fund during its initial stage and that the Fund would not likely generate any profit at all for the Adviser until its assets had grown significantly. The Trustees determined that the Adviser’s profitability in managing each other Fund, while positive in all cases except for Harbor Mid Cap Value Fund, was not excessive.
Economies of Scale
      The Trustees also considered the extent to which economies of scale might be realized as each Fund grows, and the extent to which each Fund’s advisory fee level reflects these economies of scale for the benefit of Fund investors. The Trustees specifically considered whether any advisory fee reduction “breakpoints” should be added to the advisory fee payable by any Fund. As noted above, the Trustees concluded that the Adviser’s profitability in each case was not excessive. They concluded that the existing Fund’s fee structures reflected economies of scale to date and that breakpoints in these fee structures were not required at the present time. With respect to Harbor Global Value Fund, they considered the fact that the Adviser would incur losses in managing the Fund until its assets had grown significantly. The Trustees intend to monitor each Fund’s asset growth in connection with future determinations as to advisory agreement approvals in each of the Funds to determine whether breakpoints may be appropriate at that time.

Harbor Funds
ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS
(As of December 2006)
Information pertaining to the Trustees and officers of Harbor Funds is set forth below. The statement of additional information (SAI) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 1-800-422-1050 or can be downloaded from our web site at www.harborfunds.com. Except as noted, the address of each Trustee and Officer is One SeaGate, Toledo, Ohio 43604-1572.

Number of
	Term of		Portfolios in
Name (Age)	Office and		Fund Complex	Other Directorships
Position(s) with Fund	Length of	Principal Occupation(s)	Overseen by	of Public Companies
Address	Time Served[1]	During Past Five Years	Trustee	Held by Trustee
INDEPENDENT TRUSTEES

Howard P. Colhoun (71) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	15	None
John P. Gould (67) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago (1984- Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-Present); President, Cardean University (1999-2001); Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004); and Trustee and Chairman Pegasus Funds (1996-1999).	15	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).
Rodger F. Smith (65) Trustee 8 Greenwich Office Park Greenwich, CT 06831-5195	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	15	None
Raymond J. Ball (62) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, Graduate School of Business, University of Chicago (2000- Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	15	None
INTERESTED TRUSTEE

David G. Van Hooser (60)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; President (2003-Present) and Director (2000-Present), Harbor Funds Distributors, Inc.; Director, Harbor Services Group, Inc. (2000-Present); and Senior Vice President and Chief Financial Officer, Owens-Illinois, Inc. (glass and plastics manufacturing company) (1998-2001).	15	None
FUND OFFICERS NOT LISTED ABOVE**

Charles F. McCain (37) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Constance L. Souders (56) Vice President	Since 1992	Executive Vice President, (2003-Present), Director of Administration (1997-Present), Director and Secretary (1988-Present), Senior Vice President (1991-2002), Harbor Capital Advisors, Inc.; President (2000-Present), Director (1991-Present), Harbor Services Group, Inc.; and Executive Vice President (2003-Present), Treasurer (2004-Present), Chief Compliance Officer (2004-Present), President (2002-2003), Vice President (2000-2002), and Secretary (2000-2004) and Director (1989-Present), Harbor Funds Distributors, Inc.

Brian L. Collins (38) Vice President 980 N. Michigan Suite 1080 Chicago, IL 60606	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.
Mark W. Karchner (45) Treasurer	Since 2005	Executive Vice President and Chief Financial Officer (2005-Present) and Senior Vice President, Business Analysis & Control (2004-2005), Harbor Capital Advisors, Inc.; Chief Financial Officer (2005-Present), Harbor Services Group, Inc.; and Chief Financial Officer and Senior Vice President (2001-2003), S.E. Johnson Companies, Inc.
Karen B. Wasil (54) Secretary	Since 1994	Assistant Secretary (1997-Present) and Regulatory and Legal Compliance Manager (1995-Present), Harbor Capital Advisors, Inc.; Secretary (2000-Present), Harbor Services Group, Inc.; and Secretary (2004-Present), Harbor Funds Distributors, Inc.
Jodie L. Crotteau (34) Assistant Secretary	Since 2005	Assistant Secretary and Compliance Manager (2005-Present), Regulatory Compliance Specialist (2004-2005), and Senior Legal Assistant (2002-2003), Harbor Capital Advisors, Inc.; and Assistant Secretary (2005-Present), Harbor Services Group, Inc.
Susan A. DeRoche (54) Assistant Secretary 99 Summer Street Suite 340 Boston, MA 02110	Since 2006	Assistant Secretary and Compliance Manager (2006-Present), Harbor Capital Advisors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
** Officers of the Funds are “interested persons” as defined in the Investment Company Act of 1940.
(This document must be preceded or accompanied by a Prospectus.)

TRUSTEES AND OFFICERS	SHAREHOLDER SERVICING AGENT

David G. Van Hooser

Raymond J. Ball

Howard P. Colhoun

John P. Gould

Rodger F. Smith

Charles F. McCain

Constance L. Souders

Brian L. Collins

Mark W. Karchner

Karen B. Wasil

Jodie L. Crotteau

Susan A. DeRoche

INVESTMENT ADVISER

Harbor Capital Advisors, Inc.
One SeaGate
Toledo, OH 43604-1572

DISTRIBUTOR AND PRINCIPAL UNDERWRITER

Harbor Funds Distributors, Inc.
One SeaGate
Toledo, OH 43604-1572
(419) 249-2900	Chairman, President and Trustee Trustee Trustee Trustee Trustee Chief Compliance Officer Vice President Vice President Treasurer Secretary Assistant Secretary Assistant Secretary	Harbor Services Group, Inc.
P.O. Box 10048
Toledo, OH 43699-0048
1-800-422-1050

CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

LEGAL COUNSEL

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109
One SeaGate
Toledo, Ohio 43604-1572
1-800-422-1050
www.harborfunds.com

Recyclable
Contains 20%
post consumer waste.
Printed with soy-based inks.
12/2006/548,500

ITEM 2 – CODE OF ETHICS
The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT
The Registrant’s Board has determined that Howard P. Colhoun, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Howard P. Colhoun is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.
ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES
(a)	Audit Fees.
Audit Fees of the Registrant
Fiscal Year Ended October 31, 2006: $ 365,000
Fiscal Year Ended October 31, 2005: $ 281,000
(b)	Audit-Related Fees.
Fiscal Year Ended October 31, 2006: $ 0
Fiscal Year Ended October 31, 2005: $ 0
(c)	Tax Fees.
Fiscal Year Ended October 31, 2006: $ 201,980
Fiscal Year Ended October 31, 2005: $ 156,000
Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant.
(d)	All Other Fees.
Fiscal Year Ended October 31, 2006: $ 0
Fiscal Year Ended October 31, 2005: $ 0
(e)	(1)	Pre-Approval Policies.

		The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

		In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee has delegated to its Chairman the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. The Audit Committee Chairman is required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

		The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.

(2)		No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)	Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2006: $ 386,195 Fiscal Year Ended October 31, 2005: $ 233,050

Includes fees billed in connection with tax compliance, planning and advice services, and regulatory compliance reviews for the Registrant, the Registrant’s Adviser and other affiliates.

(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.
ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEM 6 – SCHEDULE OF INVESTMENTS
Included as part of the report to shareholders filed under Item 1 of this form.
ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 9 – PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable.
ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the prior Form N-CSR.

ITEM 11 – CONTROLS AND PROCEDURES
(a)	The Principal Executive and Financial Officers concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
ITEM 12 – EXHIBITS
(a)(1)	Code of ethics referred to in Item 2 is attached hereto.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed this 3rd day of January, 2007 on its behalf by the undersigned, thereunto duly authorized.

HARBOR FUND

By:	/s/ David G. Van Hooser
David G. Van Hooser
Chairman, President, Trustee
And Chief Executive Officer
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David G. Van Hooser David G. Van Hooser	Chairman, President, Trustee and Chief Executive Officer	January 3, 2007

By:	/s/ Mark W. Karcher Mark W. Karchner	Treasurer and Chief Financial Officer	January 3, 2007